UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07076

Wilshire Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

Wilshire Mutual Funds, Inc.

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Advisors LLC

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Wilshire Mutual Funds, Inc.

ANNUAL REPORT

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

December 31, 2022 http://advisor.wilshire.com

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	7
Large Company Value Portfolio	13
Small Company Growth Portfolio	19
Small Company Value Portfolio	23
Wilshire 5000 IndexSM Fund	27
Wilshire International Equity Fund	31
Wilshire Income Opportunities Fund	38
Disclosure of Fund Expenses	44
Schedules of Investments:
Large Company Growth Portfolio	47
Large Company Value Portfolio	62
Small Company Growth Portfolio	79
Small Company Value Portfolio	87
Wilshire 5000 IndexSM Fund	98
Wilshire International Equity Fund	132
Wilshire Income Opportunities Fund	160
Statements of Assets and Liabilities	239
Statements of Operations	245
Statements of Changes in Net Assets	251
Financial Highlights:
Large Company Growth Portfolio	255
Large Company Value Portfolio	257
Small Company Growth Portfolio	259
Small Company Value Portfolio	261
Wilshire 5000 IndexSM Fund	263
Wilshire International Equity Fund	265
Wilshire Income Opportunities Fund	267
Notes to Financial Statements	269
Report of Independent Registered Public Accounting Firm	314
Additional Fund Information	316
Tax Information	320
Board Approval of Advisory Agreement	322
Board Approval of Subadvisory Agreements	331

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Mutual Funds (the “Portfolios”). This report covers the period from January 1, 2022 to December 31, 2022, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund.

Market Environment

As the war in Ukraine makes its way towards its one-year anniversary, the possibility of meaningful negotiations remains slim despite both sides saying they are open to peace negotiations. While the U.S. and European countries continues their supports of Ukraine, Russia continue to increase its military effort in Eastern Ukraine with Iran’s recent aid in hopes to fully capture regions that Russia recently annexed illegally. Russia’s invasion continues to impact global food and energy prices, though an unusually warm winter in Europe has substantially reduced the cost of energy price caps and created more comfort that Europe can also navigate next winter without experiencing meaningful natural gas shortages. This improved energy clarity helps remove one major macro uncertainty heading into 2023.

Inflation within the U.S. has moderated to 7.1% at the end of November 2022, dipping from a 9.1% peak in June. Growth and recession concerns continue to be in the spotlight. In addition to December’s 50 basis points increase in the Fed Funds rate, the Federal Reserve (the “Fed”) also signaled that it is prepared to raise the rate to 5.0% by the end of 2023 and this commitment to increase rates and subdue inflation created some stress for equity and fixed income markets during December. Overall, the trend for inflation is positive and inflation is expected to fall meaningfully during 2023. The biggest question is if inflation falls fast enough, and far enough, for the Fed to avoid tightening monetary policy too far.

Although not fully reflected in published data yet, it is likely that U.S. housing prices have begun to fall and may continue to fall in the coming months. Mortgage rates are no longer at recent peak levels, but they remain high relative to the last decade and even modestly falling housing prices should help put downward pressure on inflation. Job growth remains solid, which concerns the Fed, since a strong labor market may continue to spur increased wage inflation which would likely prop up consumer spending. As high as wage growth has been over the past 24 months, it has generally been lower than headline inflation, so it remains to be seen if wage growth will remain elevated even as inflation falls.

On the international front, the European Central Bank (“ECB”) also raised rates by another 50 basis points. The ECB, taking a similar stance as the Fed and other central banks around the world, also reaffirmed its conviction to raise interest rates in the future. However, recent rate hikes would likely put pressure on the Italian government as its current public debit stood at 145% of the country’s Gross Domestic Product, the highest among its European peers. In the equity markets, investors expressed optimism that the inflation and prices pressure are easing, leading to a double-digit gain in the Europe, Australasia and the Far East regions as of the quarter end.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The aggressive action to combat unacceptably high inflation is the story of 2022 with uncertainty around Fed policy poised to drive market volatility in 2023. The Fed raised rates 4.25%, with increases becoming more dramatic in May. This marks the largest 12-month increase since 1981 (also a period of inflation near or above double-digits). Unsurprisingly, fixed income suffered but so did equities as investors repriced off a higher risk-free rate. The Fed is currently forecasting a rate 0.75% higher by the end of 2023. The market does not agree – or perhaps doubts the Fed’s credibility to continue tightening, with a modest change forecasted for the next year. How this disagreement plays out is likely to be a primary market driver this year.

Fund Performance Review

The Wilshire Large Company Growth Portfolio - Institutional Class returned -31.53%, underperforming the Russell 1000 Growth Index by -2.39%. The Wilshire Large Company Value Portfolio - Institutional Class returned -11.97%, underperforming the Russell 1000 Value Index by -4.43%. The Wilshire Small Company Growth Portfolio - Institutional Class returned -31.42%, underperforming the Russell 2000 Growth Index by -5.06%. The Wilshire Small Company Value Portfolio – Institutional Class returned -10.13%, outperforming the Russell 2000 Value Index by 4.35%. The Wilshire International Equity Fund – Institutional Class returned -18.63%, underperforming the MSCI All Country World ex USA Investable Market Index by -2.05%. The Wilshire Income Opportunities Fund - Institutional Class returned -10.91%, outperforming the Bloomberg US Universal Index by 2.08%. The Wilshire 5000 Index Fund - Institutional Class returned -18.83%, outperforming the FT Wilshire 5000 Total Market Index return of -19.04% by 0.21%.

Despite underperformance of four of the actively managed equities Portfolios, we believe that all of the Portfolios are well-positioned going into 2023 as the market deals with the ongoing pandemic and, macroeconomic and geopolitical issues.

As always, we sincerely appreciate your continued support and confidence in Wilshire Advisors.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

DISCLOSURES:

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Portfolios and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Investments in derivatives, such as swaps, futures contracts and options contracts and currency transactions expose a Portfolio to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives and could also result in a loss, which in some cases may be unlimited.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on December 31, 2022. These holdings are subject to change and risk. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI All Country World ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries* around the world, excluding the US and Canada. With 825 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FT Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

The Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Mortgaged-Backed Securities are bonds secured by residential and other real estate loans.

Agency Residential Mortgaged-Backed Securities is residential mortgaged-backed securities for which a U.S. government entity guarantees payment of principal and interest to holders of securities.

Commercial Mortgage-Backed Securities are bonds secreted by commercial and multifamily mortgages.

Asset-Backed Securities are financial securities backed by income-generating assets such as loans, leases, credit card balances, or receivables.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Mutual Funds, Inc. Overall Fund Commentary (Unaudited)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was down -19.04% for the year. Sector returns for the FT Wilshire 5000 Total Market IndexSM were mixed for the year. Energy (+62.48%) and Utilities (+1.21%) were the best performing sectors while Communication Services (-40.04%) and Consumer Discretionary (-36.33%) sectors were the largest detractors. For the year, large capitalization stocks underperformed small capitalization stocks with the Wilshire US Large-Cap IndexSM returning -19.03% versus -18.65% for the Wilshire US Small-Cap IndexSM. Growth lagged Value equities during the period, with Wilshire US Large-Cap Growth IndexSM returning -29.54% versus -5.51% for the Wilshire US Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the United States and abroad. Commodity results also were positive for the quarter, with crude oil rising modestly by 1.0% to $80.26 per barrel. Oil prices were quite volatile in 2022, with lows approaching $70 and highs at nearly $125, due to tightening supplies with the Ukraine invasion but then falling demand from China. Natural gas prices fell dramatically during the quarter due to relatively mild winter temperatures – despite the destruction done by Winter Storm Elliott. By quarter-end, natural gas was down -33.9%, closing at $4.48 per million BTUs. Gold prices were up 9.8% during the quarter, finishing at approximately $1,826 per troy ounce, as the Federal Reserve continued its hawkish stance toward inflation.

Performance results within international equity markets were negative, with developed outperforming emerging markets. The MSCI EAFE Index was down -14.45% for the year, while the MSCI Emerging Markets Index was down -20.09%. Europe faced similar headwinds as the United States in 2022 – surging inflation and aggressive central bank tightening – but also had to more directly contend with the ongoing war in Ukraine. The labor market remains tight in the Eurozone – including Germany where unemployment has fallen below 3% – and many businesses report that a labor shortage is limiting production. Despite China’s zero-COVID policies, including widespread lockdowns, infections continued to surge. Tension among the country’s citizens continued to rise and led to protests not seen in decades. In early December, the central government took definitive steps to ease restrictions.

The U.S. Treasury yield curve was up in the short-end (below 3-years) by 50-135 basis points but largely unchanged across the remainder of the curve. The 10-year Treasury yield ended the quarter at 3.88%, up just 5 basis points from September. Credit spreads tightened during the quarter within both investment grade and high yield bonds (down 84 basis points within the speculative market). The Federal Open Market Committee met twice during the quarter, as scheduled, and increased the overnight rate by 0.75% in November and 0.50% in December, targeting a range of 4.25% to 4.50%. The Fed’s “dot plot” is messaging that the current intent is for another 75 basis points in increases before the end of 2023. Following the December meeting, Fed Chair Jerome Powell indicated that inflation data during the fourth quarter has been encouraging but that it will take “substantially more evidence” to ensure that modest price increases are sustainable.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-31.74%
Five Years Ended 12/31/22	8.02%
Ten Years Ended 12/31/22	11.16%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-29.14%
Five Years Ended 12/31/22	10.96%
Ten Years Ended 12/31/22	14.10%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Large Company Growth Portfolio, Investment Class Shares and the Russell 1000® Growth Index through 12/31/22.

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.30% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.30% for Investment Class Shares.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-31.53%
Five Years Ended 12/31/22	8.36%
Ten Years Ended 12/31/22	11.51%

 RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-29.14%
Five Years Ended 12/31/22	10.96%
Ten Years Ended 12/31/22	14.10%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Large Company Growth Portfolio, Institutional Class Shares and the Russell 1000® Growth Index through 12/31/22.

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 0.97% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 0.97% for Institutional Class Shares.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.00% for Institutional Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was down -19.04% for the year. Sector returns for the Wilshire 5000 Total Market IndexSM were mixed for the year. Energy (+62.48%) and Utilities (+1.21%) were the best performing sectors while Communication Services (-40.04%) and Consumer Discretionary (-36.33%) sectors were the largest detractors. For the year, large capitalization stocks underperformed small capitalization stock with the Wilshire US Large-Cap IndexSM returning -19.03% versus -18.65% for the Wilshire US Small-Cap IndexSM. Growth lagged Value equities during the period, with Wilshire US Large-Cap Growth IndexSM returning -29.54% versus -5.51% for the Wilshire US Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the United States and abroad. Commodity results also were positive for the quarter, with crude oil rising modestly by 1.0% to $80.26 per barrel. Oil prices were quite volatile in 2022, with lows approaching $70 and highs at nearly $125, due to tightening supplies with the Ukraine invasion but then falling demand from China. Natural gas prices fell dramatically during the quarter due to relatively mild winter temperatures – despite the destruction done by Winter Storm Elliott. By quarter-end, natural gas was down -33.9%, closing at $4.48 per million BTUs. Gold prices were up 9.8% during the quarter, finishing at approximately $1,826 per troy ounce, as the Federal Reserve continued its hawkish stance toward inflation.

The Wilshire Large Company Growth Portfolio - Institutional Class returned -31.53% in 2022 underperforming the Russell 1000 Growth Index return of -29.14% by -2.39%. Stock selection within Information Technology was a significant detractor. Underweight exposure to Consumer Staples also weighed on relative performance. Conversely, overweight exposure to Health Care and stock selection within Communication Service aided results.

The Wilshire Large Company Growth Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short term fixed income instruments to cover the costs of the swap. In 2022, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Portfolio’s relative performance.

Despite recent relative underperformance, we believe the Portfolio is well-positioned going into 2023 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2022)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Information Technology	40.8%
Health Care	21.0%
Consumer Discretionary	12.8%
Industrials	7.0%
Consumer Staples	5.6%
Communication Services	5.5%
Financials	3.4%
Energy	2.2%
Materials	0.7%
Utilities	0.6%
Real Estate	0.4%

The industry classifications represented in the Portfolio Sector Weightings and Schedules of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s LLC.

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-11.46%
Five Years Ended 12/31/22	3.82%
Ten Years Ended 12/31/22	8.65%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-7.54%
Five Years Ended 12/31/22	6.67%
Ten Years Ended 12/31/22	10.29%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Large Company Value Portfolio, Investment Class Shares and the Russell 1000® Value Index through 12/31/22.

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022, supplemented on 8/30/2022, was 1.32% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022, supplemented on 8/30/2022, was 1.30% for Investment Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-11.97%
Five Years Ended 12/31/22	4.11%
Ten Years Ended 12/31/22	8.92%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-7.54%
Five Years Ended 12/31/22	6.67%
Ten Years Ended 12/31/22	10.29%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Large Company Value Portfolio, Institutional Class Shares and the Russell 1000® Value Index through 12/31/22.

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022, supplemented on 8/30/2022, was 0.99% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022, supplemented on 8/30/2022, was 0.99% for Institutional Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.00% for Institutional Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was down -19.04% for the year. Sector returns for the Wilshire 5000 Total Market IndexSM were mixed for the year. Energy (+62.48%) and Utilities (+1.21%) were the best performing sectors while Communication Services (-40.04%) and Consumer Discretionary (-36.33%) sectors were the largest detractors. For the year, large capitalization stocks underperformed small capitalization stock with the Wilshire US Large-Cap IndexSM returning -19.03% versus -18.65% for the Wilshire US Small-Cap IndexSM. Growth lagged Value equities during the period, with Wilshire US Large-Cap Growth IndexSM returning -29.54% versus -5.51% for the Wilshire US Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the United States and abroad. Commodity results also were positive for the quarter, with crude oil rising modestly by 1.0% to $80.26 per barrel. Oil prices were quite volatile in 2022, with lows approaching $70 and highs at nearly $125, due to tightening supplies with the Ukraine invasion but then falling demand from China. Natural gas prices fell dramatically during the quarter due to relatively mild winter temperatures – despite the destruction done by Winter Storm Elliott. By quarter-end, natural gas was down -33.9%, closing at $4.48 per million BTUs. Gold prices were up 9.8% during the quarter, finishing at approximately $1,826 per troy ounce, as the Federal Reserve continued its hawkish stance toward inflation.

The Wilshire Large Company Value Portfolio - Institutional Class returned -11.97% in 2022 underperforming the Russell 1000 Value Index return of -7.54% by -4.43%. Overweight exposure to Health Care was by far the top detractor from relative performance. Stock selection within Industrials and Consumer Staples also detracted from Portfolio’s results. Conversely, stock selection within Financials and overweight exposure to Energy aided results.

The Wilshire Large Company Value Portfolio also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2022, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Portfolio’s relative performance.

Despite recent relative underperformance, we believe the Portfolio is well-positioned going into 2023 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2022)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Financials	21.1%
Information Technology	17.8%
Industrials	14.9%
Health Care	12.2%
Energy	8.9%
Consumer Staples	6.7%
Communication Services	5.2%
Consumer Discretionary	5.0%
Materials	4.4%
Utilities	2.1%
Real Estate	1.7%

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-31.59%
Five Years Ended 12/31/22	3.18%
Ten Years Ended 12/31/22	9.12%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-26.36%
Five Years Ended 12/31/22	3.51%
Ten Years Ended 12/31/22	9.20%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Small Company Growth Portfolio, Investment Class Shares and the Russell 2000® Growth Index through 12/31/22.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.63% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.35% for Investment Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-31.42%
Five Years Ended 12/31/22	3.44%
Ten Years Ended 12/31/22	9.40%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-26.36%
Five Years Ended 12/31/22	3.51%
Ten Years Ended 12/31/22	9.20%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Small Company Growth Portfolio, Institutional Class Shares and the Russell 2000® Growth Index through 12/31/22.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.38% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.10% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.10% for Institutional Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was down -19.04% for the year. Sector returns for the Wilshire 5000 Total Market IndexSM were mixed for the year. Energy (+62.48%) and Utilities (+1.21%) were the best performing sectors while Communication Services (-40.04%) and Consumer Discretionary (-36.33%) sectors were the largest detractors. For the year, large capitalization stocks underperformed small capitalization stock with the Wilshire US Large-Cap IndexSM returning -19.03% versus -18.65% for the Wilshire US Small-Cap IndexSM. Growth lagged Value equities during the period, with Wilshire US Large-Cap Growth IndexSM returning -29.54% versus -5.51% for the Wilshire US Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the United States and abroad. Commodity results also were positive for the quarter, with crude oil rising modestly by 1.0% to $80.26 per barrel. Oil prices were quite volatile in 2022, with lows approaching $70 and highs at nearly $125, due to tightening supplies with the Ukraine invasion but then falling demand from China. Natural gas prices fell dramatically during the quarter due to relatively mild winter temperatures – despite the destruction done by Winter Storm Elliott. By quarter-end, natural gas was down -33.9%, closing at $4.48 per million BTUs. Gold prices were up 9.8% during the quarter, finishing at approximately $1,826 per troy ounce, as the Federal Reserve continued its hawkish stance toward inflation.

The Wilshire Small Company Growth Portfolio - Institutional Class returned -31.42% in 2022, underperforming the Russell 2000 Growth Index return of -26.36% by -5.06%. Stock selection within Healthcare was by far the top detractor of relative performance. Slight underweight exposure to Energy weighed on the Portfolio’s results. Conversely, stock selection within Consumer Staples and underweight exposure to Communication Services and Consumer Discretionary mitigated underperformance.

Despite recent relative underperformance, we believe the Portfolio is well-positioned going into 2023 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31,2022)

†	Based on the percent of Portfolio’s total investments in securities at value.

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-10.33%
Five Years Ended 12/31/22	3.84%
Ten Years Ended 12/31/22	9.17%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-14.48%
Five Years Ended 12/31/22	4.13%
Ten Years Ended 12/31/22	8.48%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Small Company Value Portfolio, Investment Class Shares and the Russell 2000® Value Index through 12/31/22.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.75% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.35% for Investment Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-10.13%
Five Years Ended 12/31/22	4.09%
Ten Years Ended 12/31/22	9.45%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-14.48%
Five Years Ended 12/31/22	4.13%
Ten Years Ended 12/31/22	8.48%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Small Company Value Portfolio, Institutional Class Shares and the Russell 2000® Value Index through 12/31/22.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.46% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.10% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.10% for Institutional Class Shares, respectively, through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was down -19.04% for the year. Sector returns for the Wilshire 5000 Total Market IndexSM were mixed for the year. Energy (+62.48%) and Utilities (+1.21%) were the best performing sectors while Communication Services (-40.04%) and Consumer Discretionary (-36.33%) sectors were the largest detractors. For the year, large capitalization stocks underperformed small capitalization stock with the Wilshire US Large-Cap IndexSM returning -19.03% versus -18.65% for the Wilshire US Small-Cap IndexSM. Growth lagged Value equities during the period, with Wilshire US Large-Cap Growth IndexSM returning -29.54% versus -5.51% for the Wilshire US Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the United States and abroad. Commodity results also were positive for the quarter, with crude oil rising modestly by 1.0% to $80.26 per barrel. Oil prices were quite volatile in 2022, with lows approaching $70 and highs at nearly $125, due to tightening supplies with the Ukraine invasion but then falling demand from China. Natural gas prices fell dramatically during the quarter due to relatively mild winter temperatures – despite the destruction done by Winter Storm Elliott. By quarter-end, natural gas was down -33.9%, closing at $4.48 per million BTUs. Gold prices were up 9.8% during the quarter, finishing at approximately $1,826 per troy ounce, as the Federal Reserve continued its hawkish stance toward inflation.

The Wilshire Small Company Value Portfolio - Institutional Class returned -10.13% in 2022 outperforming the Russell 2000 Value Index return of -14.48% by 4.35%. Stock selection within Consumer Staples and Information Technology contributed to relative performance. Underweight exposure to Health Care also aided performance. Conversely, stock selection within Energy and overweight exposure to Consumer Discretionary detracted from performance.

We are pleased with the Portfolio’s relative outperformance for the year and believe that the Portfolio is well-positioned going into 2023 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2022)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-18.98%
Five Years Ended 12/31/22	8.37%
Ten Years Ended 12/31/22	11.62%

FT WILSHIRE 5000 TOTAL MARKET RETURN INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/22	-19.04%
Five Years Ended 12/31/22	8.99%
Ten Years Ended 12/31/22	12.28%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares
of Wilshire 5000 IndexSM Fund, Investment Class Shares and the
FT Wilshire 5000 Total Market Return IndexSM through 12/31/22.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

(1)

The FT Wilshire 5000 Total Market Return IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2022 was 0.54% for Investment Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-18.83%
Five Years Ended 12/31/22	8.64%
Ten Years Ended 12/31/22	11.91%

FT WILSHIRE 5000 TOTAL MARKET RETURN INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/22	-19.04%
Five Years Ended 12/31/22	8.99%
Ten Years Ended 12/31/22	12.28%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares
of Wilshire 5000 IndexSM Fund, Institutional Class Shares and the
FT Wilshire 5000 Total Market Return IndexSM through 12/31/22.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

(1)

The FT Wilshire 5000 Total Market Return IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2022 was 0.33% for Institutional Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, was down -19.04% for the year. Sector returns for the Wilshire 5000 Total Market IndexSM were mixed for the year. Energy (+62.48%) and Utilities (+1.21%) were the best performing sectors while Communication Services (-40.04%) and Consumer Discretionary (-36.33%) sectors were the largest detractors. For the year, large capitalization stocks underperformed small capitalization stock with the Wilshire US Large-Cap IndexSM returning -19.03% versus -18.65% for the Wilshire US Small-Cap IndexSM. Growth lagged Value equities during the period, with Wilshire US Large-Cap Growth IndexSM returning -29.54% versus -5.51% for the Wilshire US Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the United States and abroad. Commodity results also were positive for the quarter, with crude oil rising modestly by 1.0% to $80.26 per barrel. Oil prices were quite volatile in 2022, with lows approaching $70 and highs at nearly $125, due to tightening supplies with the Ukraine invasion but then falling demand from China. Natural gas prices fell dramatically during the quarter due to relatively mild winter temperatures – despite the destruction done by Winter Storm Elliott. By quarter-end, natural gas was down -33.9%, closing at $4.48 per million BTUs. Gold prices were up 9.8% during the quarter, finishing at approximately $1,826 per troy ounce, as the Federal Reserve continued its hawkish stance toward inflation.

The Wilshire 5000 Index Fund - Institutional Class returned -18.83% for the year, outperforming the FT Wilshire 5000 Total Market Index return of -19.04% by 0.21%. Relative performance can vary as the Fund is managed using enhanced stratified sampling technique in an attempt to hold stocks representing at least 90% of the total market value of the FT Wilshire 5000 Total Market IndexSM. Relative performance is within the historical range.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2022)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-18.88%
Five Years Ended 12/31/22	2.79%
Ten Years Ended 12/31/22	4.87%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-16.58%
Five Years Ended 12/31/22	0.85%
Ten Years Ended 12/31/22	3.98%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire International Equity Fund, Investment Class Shares and the MSCI All Country World Ex-U.S. Index through 12/31/22.

On April 2, 2013 and July 21, 2020, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.76% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.50% for Investment Class Shares.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% of average daily net assets for Investment Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

(1)

The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 24 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-18.63%
Five Years Ended 12/31/22	3.07%
Ten Years Ended 12/31/22	5.13%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE
MARKET INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-16.58%
Five Years Ended 12/31/22	0.85%
Ten Years Ended 12/31/22	3.98%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire International Equity Fund, Institutional Class Shares and the MSCI All Country World Ex-U.S. Index through 12/31/22.

On April 2, 2013 and July 21, 2020, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.38% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.25% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.25% for Institutional Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

(1)

The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 24 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Performance results within international equity markets were negative, with developed outperforming emerging markets. The MSCI EAFE Index was down -14.45% for the year, while the MSCI Emerging Markets Index was down -20.09%. Europe faced similar headwinds as the United States in 2022 – surging inflation and aggressive central bank tightening – but also had to more directly contend with the ongoing war in Ukraine. The labor market remains tight in the Eurozone – including Germany where unemployment has fallen below 3% – and many businesses report that a labor shortage is limiting production. Despite China’s zero-COVID policies, including widespread lockdowns, infections continued to surge. Tension among the country’s citizens continued to rise and led to protests not seen in decades. In early December, the central government took definitive steps to ease restrictions.

The Wilshire International Equity Fund - Institutional Class returned -18.63% in 2022 underperforming the MSCI All Country World ex USA Investable Market Index return of -16.58% by -2.05%. Stock selection within Materials and Health Care detracted from relative performance. Stock selection within United Kingdom also weighed on performance. Lastly, overweight exposure to Information Technology detracted from the Portfolio’s results.

The Wilshire International Equity Fund also uses derivatives for benchmark exposure. Collateral is invested in short-term fixed income instruments to cover the costs of the swap. In 2022, returns on these fixed-income investments underperformed the cost of the swap and detracted from the Portfolio’s relative performance.

Despite recent relative underperformance, we believe the Portfolio is well-positioned going into 2023 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2022)

†	Based on percent of the Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Japan	13.3%
Britain	10.4%
France	9.1%
Switzerland	5.9%
Canada	5.6%
China	5.4%
Netherlands	4.7%
United States	4.4%
Germany	3.7%
Taiwan	3.4%
Denmark	3.1%
Hong Kong	3.1%
Ireland	3.1%
India	3.0%
South Korea	2.7%
Sweden	2.7%
Australia	2.7%
Italy	2.6%
Finland	1.5%
Brazil	1.3%
Spain	1.2%
Singapore	1.0%
Luxembourg	0.7%

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Thailand	0.7%
South Africa	0.6%
Turkey	0.5%
Mexico	0.5%
Norway	0.5%
United Arab Emirates	0.4%
Indonesia	0.3%
Malaysia	0.3%
Israel	0.2%
Portugal	0.2%
Philippines	0.2%
New Zealand	0.2%
Austria	0.1%
Saudi Arabia	0.1%
Poland	0.1%
Belgium	0.1%
Egypt	0.1%
Chile	0.1%
Greece	0.1%
Mauritius	0.1%
Isle Of Man	0.0%
Georgia	0.0%
Jersey	0.0%
Czech Republic	0.0%
Qatar	0.0%
Gibraltar	0.0%
Columbia	0.0%
Russia	0.0%

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-11.18%
Five Years Ended 12/31/22	0.11%
Inception (03/30/16) through 12/31/22	1.47%

BLOOMBERG U.S. UNIVERSAL INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-12.99%
Five Years Ended 12/31/22	0.18%
Inception (03/30/16) through 12/31/22	0.89%

CUSTOM BLENDED INDEX(2)

Average Annual Total Returns

One Year Ended 12/31/22	-11.82%
Five Years Ended 12/31/22	0.67%
Inception (03/30/16) through 12/31/22	1.69%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares of Wilshire Income Opportunities Fund, Investment Class Shares and the Bloomberg U.S. Universal Index through 12/31/22.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

(2)

The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 1.32% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 1.16% for Investment Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% of average daily net assets for Investment Class Shares through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Wilshire Income Opportunities Fund Commentary (Unaudited)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/22	-10.91%
Five Years Ended 12/31/22	0.36%
Inception (03/30/16) through 12/31/22	1.68%

BLOOMBERG U.S. UNIVERSAL INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/22	-12.99%
Five Years Ended 12/31/22	0.18%
Inception (03/30/16) through 12/31/22	0.89%

CUSTOM BLENDED INDEX(2)

Average Annual Total Returns

One Year Ended 12/31/22	-11.82%
Five Years Ended 12/31/22	0.67%
Inception (03/30/16) through 12/31/22	1.69%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares of Wilshire Income Opportunities Fund, Institutional Class Shares and the Bloomberg U.S. Universal Index through 12/31/22.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Bloomberg U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

(2)

The Custom Blended Index consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2022 was 0.93% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2022 was 0.91% for Institutional Class Shares.

The Advisor has contractually agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 0.90% for Institutional Class Shares, respectively, through at least April 30, 2023. The net expense ratio is applicable to shareholders.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The U.S. Treasury yield curve was up in the short-end (below 3-years) by 50-135 basis points but largely unchanged across the remainder of the curve. The 10-year Treasury yield ended the quarter at 3.88%, up just 5 basis points from September. Credit spreads tightened during the quarter within both investment grade and high yield bonds (down 84 basis points within the speculative market). The Federal Open Market Committee met twice during the quarter, as scheduled, and increased the overnight rate by 0.75% in November and 0.50% in December, targeting a range of 4.25% to 4.50%. The Fed’s “dot plot” is messaging that the current intent is for another 75 basis points in increases before the end of 2023. Following the December meeting, Fed Chair Jerome Powell indicated that inflation data during the fourth quarter has been encouraging but that it will take “substantially more evidence” to ensure that modest price increases are sustainable.

The Wilshire Income Opportunities Fund - Institutional Class returned -10.91% for 2022, outperforming the Bloomberg US Universal Index return of -12.99% by 2.08%. Exposure to most fixed income sectors generally detracted from performance. Exposure to Emerging Market Debt and U.S. Investment Grade Corporate were the top detracting sectors. Exposures to Credit sectors, such as U.S. Agency Mortgage Back Securities, High Yield Corporate and Bank Loans, outperformed the Bloomberg US Universal Index but still generated negative returns. Security selection within High Yield aided relative Portfolio results.

We are pleased with the Portfolio’s relative outperformance for the year and believe that the Portfolio is well-positioned going into 2023 as the market deals with the ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2022)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2022 (Unaudited)

	Beginning Account Value 07/01/2022	Ending Account Value 12/31/2022	Net Expense Ratio(1)	Expenses Paid During Period 07/01/2022- 12/31/2022(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$977.00	1.30%	$6.48
Institutional Class	$1,000.00	$978.30	1.02%	$5.09
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.65	1.30%	$6.61
Institutional Class	$1,000.00	$1,020.06	1.02%	$5.19
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,060.50	1.28%	$6.65
Institutional Class	$1,000.00	$1,061.80	1.01%	$5.25
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.75	1.28%	$6.51
Institutional Class	$1,000.00	$1,020.11	1.01%	$5.14
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,002.80	1.33%	$6.71
Institutional Class	$1,000.00	$1,004.00	1.08%	$5.46
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.50	1.33%	$6.77
Institutional Class	$1,000.00	$1,019.76	1.08%	$5.50
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,068.50	1.35%	$7.04
Institutional Class	$1,000.00	$1,070.20	1.10%	$5.74
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Class	$1,000.00	$1,019.66	1.10%	$5.60

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2022 (Unaudited)

	Beginning Account Value 07/01/2022	Ending Account Value 12/31/2022	Net Expense Ratio(1)	Expenses Paid During Period 07/01/2022- 12/31/2022(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,022.70	0.60%	$3.06
Institutional Class	$1,000.00	$1,023.20	0.41%	$2.09
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,022.18	0.60%	$3.06
Institutional Class	$1,000.00	$1,023.14	0.41%	$2.09
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,038.80	1.52%	$7.81
Institutional Class	$1,000.00	$1,041.60	1.25%	$6.43
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.54	1.52%	$7.73
Institutional Class	$1,000.00	$1,018.90	1.25%	$6.36
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$989.40	1.15%	$5.77
Institutional Class	$1,000.00	$989.90	0.90%	$4.51
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,019.41	1.15%	$5.85
Institutional Class	$1,000.00	$1,020.67	0.90%	$4.58

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.4% (a)
Communication Services — 4.4%
Alphabet, Inc. - Class A (b)	6,864	$605,611
Alphabet, Inc. - Class C (b)	59,558	5,284,581
Liberty Media Corp. - Class C (b)	11,683	698,410
Live Nation Entertainment, Inc. (b)	11,519	803,335
Netflix, Inc. (b)	2,374	700,045
ROBLOX Corp. - Class A (b)	722	20,548
The Trade Desk, Inc. - Class A (b)	14,060	630,310
ZoomInfo Technologies, Inc. (b)	1,554	46,791
		8,789,631
Consumer Discretionary — 10.3%
Airbnb, Inc. - Class A (b)	293	25,052
Amazon.com, Inc. (b)	69,815	5,864,460
AutoZone, Inc. (b)	78	192,362
Best Buy Co., Inc.	652	52,297
Booking Holdings, Inc. (b)	173	348,643
Caesars Entertainment, Inc. (b)	875	36,400
Capri Holdings Ltd. (b)	5,083	291,358
Chipotle Mexican Grill, Inc. (b)	495	686,808
Dollar General Corp.	3,108	765,345
DoorDash, Inc. - Class A (b)	2,166	105,744
eBay, Inc.	1,967	81,571
Etsy, Inc. (b)	3,791	454,086
H&R Block, Inc.	8,963	327,239
Las Vegas Sands Corp. (b)	8,626	414,652
Lowe’s Cos., Inc.	3,890	775,044
Lululemon Athletica, Inc. (b)	667	213,693
McDonald’s Corp.	262	69,045
MercadoLibre, Inc. (b)	918	776,848
MGM Resorts International	24,004	804,854
NIKE, Inc. - Class B	7,728	904,253
O’Reilly Automotive, Inc. (b)	15	12,660
Pinduoduo, Inc. - ADR (b)	5,211	424,957
Ross Stores, Inc.	224	26,000
Starbucks Corp.	131	12,995

	Shares	Value
Tesla, Inc. (b)	11,218	$1,381,833
The Home Depot, Inc.	10,222	3,228,721
The TJX Cos., Inc.	3,960	315,216
Toll Brothers, Inc.	1,825	91,104
Tractor Supply Co.	2,140	481,436
Travel + Leisure Co.	3,633	132,241
Ulta Beauty, Inc. (b)	899	421,694
Vail Resorts, Inc.	2,148	511,976
Williams-Sonoma, Inc.	2,876	330,510
		20,561,097
Consumer Staples — 4.5%
Altria Group, Inc.	5,947	271,837
BJ’s Wholesale Club Holdings, Inc. (b)	4,109	271,851
Brown-Forman Corp. - Class A	1,635	107,518
Brown-Forman Corp. - Class B	8,284	544,093
Costco Wholesale Corp.	6,104	2,786,476
Darling Ingredients, Inc. (b)	2,767	173,187
Kellogg Co.	885	63,047
Lamb Weston Holdings, Inc.	3,944	352,436
Monster Beverage Corp. (b)	21,077	2,139,948
Olaplex Holdings, Inc. (b)	4,047	21,085
PepsiCo, Inc.	4,763	860,484
Sysco Corp.	2,638	201,675
The Coca-Cola Co.	9,799	623,314
The Hershey Co.	1,379	319,335
The Proctor & Gamble Co.	1,089	165,049
		8,901,335
Energy — 1.8%
Antero Resources Corp. (b)	11,037	342,037
Diamondback Energy, Inc.	212	28,998
EOG Resources, Inc.	13,593	1,760,565
Equitrans Midstream Corp.	4,091	27,410
Halliburton Co.	178	7,004
Occidental Petroleum Corp.	392	24,692
Ovintiv, Inc.	3,551	180,071
PDC Energy, Inc.	1,870	118,708
Pioneer Natural Resources Co.	1,103	251,914
Range Resources Corp.	4,611	115,367
Schlumberger Ltd.	6,217	332,361

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.4% (a) (Continued)
Energy — 1.8% (Continued)
Targa Resources Corp.	4,316	$317,226
		3,506,353
Financials — 2.7%
American Express Co.	1,837	271,417
Arch Capital Group Ltd. (b)	12,499	784,687
Cboe Global Markets, Inc.	918	115,182
Everest Re Group Ltd.	1,851	613,181
LPL Financial Holdings, Inc.	2,168	468,657
Marsh & McLennan Cos., Inc.	794	131,391
Moody’s Corp.	177	49,316
MSCI, Inc.	1,708	794,510
S&P Global, Inc.	3,503	1,173,295
Signature Bank	1,933	222,720
SLM Corp.	2,869	47,625
Synchrony Financial	1,911	62,796
Synovus Financial Corp.	1,028	38,601
The Progressive Corp.	4,823	625,591
Western Alliance Bancorp	274	16,319
		5,415,288
Health Care — 16.9%
AbbVie, Inc.	14,138	2,284,842
Acadia Healthcare Co., Inc. (b)	12,695	1,045,052
Agilent Technologies, Inc.	2,429	363,500
Align Technology, Inc. (b)	1,067	225,030
Amgen, Inc.	2,389	627,447
AstraZeneca PLC - ADR	12,029	815,566
Biogen, Inc. (b)	1,703	471,595
Centene Corp. (b)	6,929	568,247
Danaher Corp.	5,425	1,439,904
Dexcom, Inc. (b)	263	29,782
Doximity, Inc. - Class A (b)	791	26,546
Edwards Lifesciences Corp. (b)	19,265	1,437,362
Elevance Health, Inc.	51	26,162
Eli Lilly & Co.	3,332	1,218,979
Encompass Health Corp.	2,237	133,795
Exelixis, Inc. (b)	17,430	279,577
Genmab A/S - ADR (b)	6,306	267,248
HCA Healthcare, Inc.	118	28,315
Humana, Inc.	500	256,095

	Shares	Value
IDEXX Laboratories, Inc. (b)	3,131	$1,277,323
Illumina, Inc. (b)	1,168	236,170
Incyte Corp. (b)	1,625	130,520
Intuitive Surgical, Inc. (b)	7,140	1,894,599
IQVIA Holdings, Inc. (b)	1,056	216,364
Johnson & Johnson	344	60,768
McKesson Corp.	3,120	1,170,374
Merck & Co., Inc.	1,177	130,588
Mettler-Toledo International, Inc. (b)	591	854,261
Molina Healthcare, Inc. (b)	1,074	354,656
Natera, Inc. (b)	27,411	1,101,100
Neurocrine Biosciences, Inc. (b)	2,785	332,640
Prometheus Biosciences, Inc. (b)	4,290	471,900
Reata Pharmaceuticals, Inc. - Class A (b)	6,511	247,353
TransMedics Group, Inc. (b)	5,534	341,559
UnitedHealth Group, Inc.	12,720	6,743,890
Veeva Systems, Inc. - Class A (b)	7,380	1,190,984
Vertex Pharmaceuticals, Inc. (b)	10,401	3,003,601
Waters Corp. (b)	199	68,173
Zoetis, Inc.	14,996	2,197,664
		33,569,531
Industrials — 5.6%
3M Co.	264	31,659
AECOM	2,641	224,300
AMETEK, Inc.	5,362	749,179
Booz Allen Hamilton Holding Corp.	730	76,300
Carlisle Cos., Inc.	98	23,094
Caterpillar, Inc.	500	119,780
Cintas Corp.	163	73,614
Copart, Inc. (b)	17,706	1,078,118
Core & Main, Inc. - Class A (b)	11,016	212,719
Eaton Corp. PLC	11,978	1,879,947
GXO Logistics, Inc. (b)	276	11,782
IDEX Corp.	2,582	589,548
Illinois Tool Works, Inc.	829	182,629

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.4% (a) (Continued)
Industrials — 5.6% (Continued)
Landstar System, Inc.	964	$157,036
Lincoln Electric Holdings, Inc.	1,244	179,745
Tetra Tech, Inc.	2,200	319,418
TransDigm Group, Inc.	3,507	2,208,182
Trex Co., Inc. (b)	4,562	193,109
Uber Technologies, Inc. (b)	16,116	398,549
United Parcel Service, Inc. - Class B	4,783	831,477
United Rentals, Inc. (b)	649	230,667
Waste Management, Inc.	2,850	447,108
Westinghouse Air Brake Technologies Corp.	9,839	982,031
WW Grainger, Inc.	112	62,300
		11,262,291
Information Technology — 32.8%
Accenture PLC - Class A	4,466	1,191,707
Adobe, Inc. (b)	4,120	1,386,504
Advanced Micro Devices, Inc. (b)	12,468	807,552
Allegro MicroSystems, Inc. (b)	1,073	32,211
Amphenol Corp. - Class A	9,923	755,537
Apple, Inc.	56,004	7,276,600
Applied Materials, Inc.	1,163	113,253
Arista Networks, Inc. (b)	10,952	1,329,025
ASML Holding NV - ADR	995	543,668
Autodesk, Inc. (b)	2,978	556,499
Automatic Data Processing, Inc.	2,826	675,018
Broadcom, Inc.	3,450	1,928,998
Cadence Design Systems, Inc. (b)	2,969	476,940
CDW Corp.	985	175,901
Cloudflare, Inc. - Class A (b)	580	26,222
Cognex Corp.	5,624	264,947
Cognizant Technology Solutions Corp. - Class A	2,479	141,774
Coupa Software, Inc. (b)	324	25,651
Crowdstrike Holdings, Inc. - Class A (b)	1,953	205,631
Datadog, Inc. - Class A (b)	11,244	826,434

	Shares	Value
DoubleVerify Holdings, Inc. (b)	5,277	$115,883
Dynatrace, Inc. (b)	4,882	186,981
Enphase Energy, Inc. (b)	182	48,223
Entegris, Inc.	6,247	409,741
EPAM Systems, Inc. (b)	3,540	1,160,200
Fair Isaac Corp. (b)	150	89,787
First Solar, Inc. (b)	3,343	500,748
FleetCor Technologies, Inc. (b)	653	119,943
Fortinet, Inc. (b)	26,880	1,314,163
Gartner, Inc. (b)	159	53,446
HubSpot, Inc. (b)	441	127,506
Intuit, Inc.	5,203	2,025,112
Jabil, Inc.	6,566	447,801
Lattice Semiconductor Corp. (b)	2,159	140,076
Manhattan Associates, Inc. (b)	5,085	617,319
Marvell Technology, Inc.	24,813	919,074
Mastercard, Inc. - Class A	3,830	1,331,806
Microchip Technology, Inc.	1,543	108,396
Micron Technology, Inc.	7,604	380,048
Microsoft Corp.	65,514	15,711,567
Monolithic Power Systems, Inc.	1,371	484,799
Motorola Solutions, Inc.	2,939	757,410
NVIDIA Corp.	19,638	2,869,897
Oracle Corp.	4,340	354,752
Palo Alto Networks, Inc. (b)	3,710	517,693
Paychex, Inc.	5,704	659,154
Paycom Software, Inc. (b)	1,854	575,315
PayPal Holdings, Inc. (b)	19,868	1,414,999
PTC, Inc. (b)	3,386	406,455
QUALCOMM, Inc.	20,552	2,259,487
Roper Technologies, Inc.	2,503	1,081,521
ServiceNow, Inc. (b)	1,986	771,104
Snowflake, Inc. - Class A (b)	4,588	658,562
SolarEdge Technologies, Inc. (b)	3,111	881,253
Synopsys, Inc. (b)	1,678	535,769
Texas Instruments, Inc.	1,535	253,613
Tyler Technologies, Inc. (b)	1,820	586,786

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.4% (a) (Continued)
Information Technology — 32.8% (Continued)
Unity Software, Inc. (b)(c)	685	$19,584
Universal Display Corp.	2,389	258,108
Visa, Inc. - Class A	24,531	5,096,561
VMware, Inc. - Class A (b)	—	—
Workday, Inc. - Class A (b)	60	10,040
Zebra Technologies Corp. - Class A (b)	1,389	356,153
		65,356,907
Materials — 0.6%
Ball Corp.	6,637	339,416
Eagle Materials, Inc.	451	59,915
Graphic Packaging Holding Co.	4,835	107,579
The Sherwin-Williams Co.	2,629	623,941
		1,130,851
Real Estate — 0.3%
Lamar Advertising Co. - Class A	289	27,281
SBA Communications Corp.	1,509	422,988
Simon Property Group, Inc.	1,433	168,349
		618,618
Utilities — 0.5%
National Fuel Gas Co.	645	40,828
NextEra Energy, Inc.	11,078	926,121
		966,949
Total Common Stocks (Cost $131,056,350)		160,078,851
	Par Value
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bonds — 0.0% (d)
3.000%, due 08/15/52	$19,000	15,728

U.S. Treasury Notes — 0.5%
0.125%, due 05/31/23	20,100	19,736
0.250%, due 09/30/23	32,000	30,950
1.625%, due 10/31/23	64,000	62,400
0.250%, due 06/15/24	172,000	161,438
0.750%, due 11/15/24	52,000	48,539
4.250%, due 12/31/24	103,000	102,646
3.000%, due 07/15/25	61,000	59,075
0.250%, due 10/31/25	55,000	49,173
4.000%, due 12/15/25	91,000	90,431

	Par Value	Value
0.875%, due 09/30/26	$156,000	$138,499
1.500%, due 01/31/27	44,800	40,432
2.750%, due 04/30/27	2,000	1,895
3.250%, due 06/30/27	2,400	2,320
3.875%, due 11/30/27	17,900	17,799
3.875%, due 12/31/27	66,000	65,629
1.125%, due 02/15/31 (c)	7,000	5,702
2.750%, due 08/15/32	19,000	17,281
4.125%, due 11/15/32	109,000	111,180
		1,025,125
Total U.S. Treasury Obligations (Cost $1,085,672)		1,040,853

AGENCY MORTGAGE-BACKED OLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. - 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.691%, due 03/25/30 (e) Callable: 12/25/29	459,710	43,440
Series K-1501, 0.379%, due 04/25/30 (e) Callable: 02/25/30	2,513,944	52,035
Series K-110, 1.697%, due 04/25/30 (e) Callable: 02/25/30	398,506	36,815
Series K-118, 0.959%, due 09/25/30 (e) Callable: 06/25/30	995,571	55,544
Series K-123, 0.774%, due 12/25/30 (e) Callable: 10/25/30	1,396,344	62,958
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $213,188)		250,792

NON-AGENCY MORTAGE-BACKED OBLIGATIONS — 1.9%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 5.040%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (f)(g)	180,000	167,805

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTAGE-BACKED OBLIGATIONS — 1.9% (Continued)
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 6.458%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (f)(g)	$60,000	$58,413
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 5.850%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (f)(g)	70,000	66,704
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (e)(f) Callable: 04/25/45	446,559	345,350
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67 (e)(f) Callable: 04/25/25	273,235	259,860
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 5.410%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (f)(g)	170,000	159,382
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (f)	180,000	163,349
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (f)	130,000	125,475
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (e)(f) Callable: 04/25/29	53,176	45,975
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (e)(f) Callable: 01/25/28	98,606	85,446
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (e)(f) Callable: 01/25/23	11,789	10,810

	Par Value	Value
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (e)(f) Callable: 08/25/32	$82,578	$72,342
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (e)(f) Callable: 03/25/28	75,452	64,657
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (e)(f) Callable: 01/25/45	255,869	198,359
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (e)(f) Callable: 05/25/23	52,449	46,637
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.113%, due 07/17/45 (e) Callable: 06/15/23	163,000	156,071
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 3.024%, due 11/07/44 (e)(f)	275,000	192,980
OBX 2021-J3 Trust
Series 2021-J3, 2.500%, due 10/25/51 (e)(f) Callable: 05/25/45	400,000	264,654
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51 (e)(f) Callable: 08/25/47	100,000	58,341
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 6.139%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (f)(g) Callable: 03/25/23	350,000	338,731
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (e)(f) Callable: 01/25/24	4,706	4,571
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 10/25/49 (e)(f) Callable: 05/25/26	6,769	6,276

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTAGE-BACKED OBLIGATIONS — 1.9% (Continued)
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (e)(f) Callable: 01/25/40	$200,000	$129,280
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (e)(f) Callable: 07/25/44	350,000	231,551
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/17/41 (f)	190,000	152,376
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (e)(f) Callable: 08/25/29	104,171	88,984
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (e) Callable: 08/15/24	180,000	167,897
Total Non-Agency Mortgage- Backed Obligations (Cost $4,497,488)		3,662,276

NON-AGENCY MORTAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.298%, due 07/17/54 (e) Callable: 05/15/31	991,767	74,864
Benchmark 2021-B29 Mortgage Trust
Series X-A, 1.042%, due 09/17/54 (e) Callable: 08/15/31	995,371	55,075
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.771%, due 09/17/53 (e) Callable: 10/15/30	993,658	76,007

	Par Value	Value
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.709%, due 08/15/53 (e) Callable: 06/15/30	$706,955	$48,830
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $345,981)		254,776
ASSET-BACKED SECURITIES — 1.5%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	71,286	63,243
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 07/15/29	7,144	6,358
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	55,402	47,989
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 Callable: 03/18/25	100,000	90,986
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (f) Callable: 11/20/23	88,333	76,194
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47 (f) Callable: 12/19/23	114,767	97,454
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (f) Callable: Currently	93,804	89,948
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 Callable: 10/15/24	102,943	101,826
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	226,836	184,185

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
ASSET-BACKED SECURITIES — 1.5% (Continued)
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (f) Callable: 10/25/28	$162,459	$145,850
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (f) Callable: 04/20/35	170,329	141,147
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (f) Callable: 01/15/25	200,000	190,205
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (f) Callable: 07/20/32	57,692	46,929
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (f) Callable: 01/15/28	69,283	59,870
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (f) Callable: 02/10/25	200,000	185,976
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (f) Callable: Currently	100,000	94,194
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (f) Callable: 03/15/25	150,000	136,732
Santander Drive Auto Receivables Trust 2019-3
Series D, 2.680%, due 10/15/25 Callable: 09/15/23	122,238	121,085
Santander Drive Auto Receivables Trust 2020-3
Series C, 1.120%, due 01/15/26 Callable: 04/15/24	88,538	87,757

	Par Value	Value
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26 Callable: 08/15/24	$100,000	$97,148
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30 (f) Callable: 08/25/24	350,000	329,709
Sofi Professional Loan Program 2017-C LLC
Series A-1, 4.989%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (f)(g) Callable: 01/25/25	30,883	30,747
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (f) Callable: 07/25/25	62,027	60,048
Sunnova Helios IV Issuer LLC
Series A, 2.980%, due 06/20/47 (f) Callable: 06/20/27	188,665	156,996
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (f)	183,770	141,460
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (f) Callable: 07/15/24	100,000	94,146
Total Asset-Backed Securities (Cost $3,204,919)		2,878,182

COLLATERALIZED LOAN OBLIGATIONS — 2.4%
Aimco CLO 11 Ltd.
Series 2020-11R, 5.209%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (f)(g) Callable: 10/17/23	1,000,000	973,409
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 5.918%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (f)(g) Callable: 12/15/23	350,000	327,384

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.4%
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 6.168%, due 08/15/34 (1 Month U.S. LIBOR + 1.850%) (f)(g)(h) Callable: 03/15/24	$275,000	$252,703
Benefit Street Partners CLO XXIII Ltd.
Series A-1, 5.438%, due 04/25/34 (3 Month U.S. LIBOR + 1.080%) (f)(g) Callable: 04/25/23	250,000	242,705
CIFC Funding 2021-I Ltd.
Series LTD, 5.468%, due 04/25/33 (3 Month U.S. LIBOR + 1.110%) (f)(g) Callable: 01/25/23	250,000	245,940
CIFC Funding 2022-I Ltd.
Series 2022-1, 5.184%, due 04/17/35 (1 Month SOFR Rate + 1.320%) (f)(g) Callable: 04/17/24	250,000	242,694
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 6.318%, due 07/15/39 (1 Month U.S. LIBOR + 2.000%) (f)(g)(h) Callable: 08/15/23	275,000	253,063
Marble Point CLO XIV Ltd.
Series FLT, 5.523%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (f)(g) Callable: 01/20/23	450,000	439,776
MF1 2021-FL6 Ltd.
Series 2021-FL6, 6.176%, due 07/18/36 (1 Month U.S. LIBOR + 1.850%) (f)(g)(h) Callable: 07/16/23	175,000	160,919
MF1 2021-FL7 Ltd.
Series 2021-FL7, 6.389%, due 10/16/36 (1 Month U.S. LIBOR + 2.050%) (f)(g)(h) Callable: 10/16/23	200,000	187,244

	Par Value	Value
Octagon Investment Partners 32 Ltd.
Series FLT, 5.279%, due 07/16/29 (3 Month U.S. LIBOR + 1.200%) (f)(g) Callable: 01/15/23	$250,000	$240,087
OHA Credit Funding 4 Ltd.
Series A-R, 5.475%, due 10/22/36 (3 Month U.S. LIBOR + 1.150%) (f)(g) Callable: 10/22/23	500,000	488,294
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 5.800%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (f)(g) Callable: 11/14/23	250,000	243,951
TCI-Symphony CLO 2016-1 Ltd.
Series FLT, 4.961%, due 10/13/32 (3 Month U.S. LIBOR + 1.020%) (f)(g) Callable: 01/13/23	500,000	489,986
Total Collateralized Loan Obligations (Cost $4,975,184)		4,788,155

CORPORATE BONDS — 4.0%
Basic Materials — 0.1%
Ecolab, Inc.
4.800%, due 03/24/30 Callable: 12/24/29	61,000	60,589
Steel Dynamics, Inc.
1.650%, due 10/15/27 Callable: 08/15/27	74,000	62,014
		122,603
Communications — 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30 Callable: 03/03/30	100,000	80,244
AT&T, Inc.
2.250%, due 02/01/32 Callable: 11/01/31	148,000	116,157
Fox Corp.
3.050%, due 04/07/25 Callable: 03/07/25	80,000	76,351
Meta Platforms, Inc.
3.500%, due 08/15/27	19,000	17,701
3.850%, due 08/15/32	30,000	26,495

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 4.0% (Continued)
Communications — 0.3% (Continued)
The Walt Disney Co.
2.200%, due 01/13/28	$68,000	$60,690
T-Mobile USA, Inc.
2.250%, due 02/15/26 Callable: 02/15/23	16,000	14,577
3.750%, due 04/15/27 Callable: 02/15/27	58,000	54,701
Verizon Communications, Inc.
4.329%, due 09/21/28	74,000	70,983
2.355%, due 03/15/32 Callable: 12/15/31	100,000	79,221
		597,120

Consumer, Cyclical — 0.2%
American Honda Finance Corp.
1.200%, due 07/08/25	70,000	63,975
O’Reilly Automotive, Inc.
3.600%, due 09/01/27 Callable: 06/01/27	100,000	94,069
Ross Stores, Inc.
4.600%, due 04/15/25 Callable: 03/15/25	114,000	113,260
The Home Depot, Inc.
1.500%, due 09/15/28 Callable: 07/15/28	103,000	87,532
United Airlines 2014-2 Class A Pass Through Trust
3.750%, due 03/03/28	—	—
Walmart, Inc.
1.050%, due 09/17/26 Callable: 08/17/26	80,000	70,673
		429,509
Consumer, Non-cyclical — 0.6%
AbbVie, Inc.
3.800%, due 03/15/25 Callable: 12/15/24	121,000	118,006
Altria Group, Inc.
3.400%, due 05/06/30 Callable: 02/06/30	88,000	75,165
Amgen, Inc.
3.200%, due 11/02/27 Callable: 08/02/27	115,000	106,687

	Par Value	Value
BAT International Finance PLC
1.668%, due 03/25/26 Callable: 02/25/26	$142,000	$125,626
CVS Health Corp.
3.875%, due 07/20/25 Callable: 04/20/25	150,000	146,351
1.750%, due 08/21/30 Callable: 05/21/30	148,000	116,478
Global Payments, Inc.
2.650%, due 02/15/25 Callable: 01/15/25	78,000	73,154
HCA, Inc.
4.125%, due 06/15/29 Callable: 03/15/29	98,000	90,160
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 Callable: 03/25/25	16,000	15,876
PepsiCo, Inc.
2.625%, due 07/29/29 Callable: 04/29/29	79,000	69,806
Royalty Pharma PLC
0.750%, due 09/02/23	59,000	57,056
1.200%, due 09/02/25 Callable: 08/02/25	61,000	54,575
1.750%, due 09/02/27 Callable: 07/02/27	60,000	50,953
2.200%, due 09/02/30 Callable: 06/02/30	84,000	65,652
Triton Container International Ltd.
2.050%, due 04/15/26 (f) Callable: 03/15/26	119,000	103,567
		1,269,112
Energy — 0.2%
Enterprise Products Operating LLC
2.800%, due 01/31/30 Callable: 10/31/29	74,000	63,060
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 Callable: 01/30/23	67,000	66,820
MPLX LP
4.875%, due 12/01/24 Callable: 09/01/24	70,000	69,444
2.650%, due 08/15/30 Callable: 05/15/30	33,000	26,822

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 4.0% (Continued)
Financial — 1.7% (Continued)
Phillips 66
0.900%, due 02/15/24 Callable: 01/30/23	$75,000	$71,595
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27 Callable: 09/15/26	51,000	50,044
		347,785
Financial — 1.7%
American Express Co.
2.250%, due 03/04/25 Callable: 02/01/25	68,000	64,202
American International Group, Inc.
3.900%, due 04/01/26 Callable: 01/01/26	28,000	27,100
Assurant, Inc.
4.200%, due 09/27/23 Callable: 08/27/23	51,000	50,426
Aviation Capital Group LLC
1.950%, due 09/20/26 (f) Callable: 08/20/26	101,000	85,410
Avolon Holdings Funding Ltd.
2.125%, due 02/21/26 (f) Callable: 01/21/26	200,000	172,250
Bank of America Corp.
4.000%, due 01/22/25	71,000	69,511
0.976%, due 04/22/25 (SOFR + 0.690%) (g) Callable: 04/22/24	100,000	93,342
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (g) Callable: 07/22/26	318,000	279,404
3.593%, due 07/21/28 (3 Month U.S. LIBOR + 1.370%) (g) Callable: 07/21/27	64,000	58,917
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (g) Callable: 04/29/30	168,000	136,934
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28 (f) Callable: 06/05/28	143,000	116,409

	Par Value	Value
BNP Paribas SA
2.819%, due 11/19/25 (3 Month U.S. LIBOR + 1.111%) (f)(g) Callable: 11/19/24	$200,000	$189,333
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (g) Callable: 05/01/24	120,000	112,242
Equinix, Inc.
1.250%, due 07/15/25 Callable: 06/15/25	126,000	113,938
2.900%, due 11/18/26 Callable: 09/18/26	56,000	51,076
Intercontinental Exchange, Inc.
3.750%, due 12/01/25	90,000	87,630
JPMorgan Chase & Co.
1.470%, due 09/22/27 (SOFR Rate + 0.765%) (g) Callable: 09/22/26	236,000	203,882
2.947%, due 02/24/28 (SOFR Rate + 1.170%) (g) Callable: 02/24/27	50,000	45,269
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (g) Callable: 02/04/31	69,000	52,971
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (g) Callable: 04/22/31	39,000	31,278
Kite Realty Group LP
4.000%, due 10/01/26 Callable: 07/01/26	74,000	67,981
Main Street Capital Corp.
3.000%, due 07/14/26 Callable: 06/14/26	110,000	95,179
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	67,000	66,421
Morgan Stanley
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (g) Callable: 10/21/24	108,000	99,379
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (g) Callable: 04/28/25	223,000	207,127

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 4.0% (Continued)
Financial — 1.7% (Continued)
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (g) Callable: 05/04/26	$120,000	$105,047
1.512%, due 07/20/27 (SOFR Rate + 0.858%) (g) Callable: 07/20/26	120,000	104,247
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (g) Callable: 07/21/31	35,000	26,772
6.342%, due 10/18/33 (SOFR Rate + 2.560%) (g) Callable: 10/18/32	90,000	93,990
Realty Income Corp.
3.250%, due 01/15/31 Callable: 10/15/30	110,000	95,562
Royal Bank of Canada
1.200%, due 04/27/26	80,000	71,157
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (f)	63,000	57,244
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (g) Callable: 02/12/25	80,000	72,370
US Bancorp
4.548%, due 07/22/28 (SOFR Rate + 1.660%) (g) Callable: 07/22/27	40,000	39,036
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (g) Callable: 10/30/24	173,000	163,750
2.164%, due 02/11/26 (3 Month U.S. LIBOR + 0.750%) (g) Callable: 02/11/25	38,000	35,463
		3,442,249
Industrial — 0.2%
Amphenol Corp.
2.800%, due 02/15/30 Callable: 11/15/29	93,000	79,645
Carrier Global Corp.
2.722%, due 02/15/30 Callable: 11/15/29	140,000	117,972

	Par Value	Value
Raytheon Technologies Corp.
3.200%, due 03/15/24 Callable: 01/15/24	$87,000	$85,325
The Boeing Co.
4.875%, due 05/01/25 Callable: 04/01/25	76,000	75,499
		358,441
Technology — 0.3%
Apple, Inc.
1.200%, due 02/08/28 Callable: 12/08/27	80,000	67,906
Broadcom, Inc.
2.450%, due 02/15/31 (f) Callable: 11/15/30	58,000	45,820
DXC Technology Co.
1.800%, due 09/15/26 Callable: 08/15/26	60,000	52,380
Fiserv, Inc.
3.850%, due 06/01/25 Callable: 03/01/25	54,000	52,392
Intel Corp.
3.700%, due 07/29/25 Callable: 04/29/25	33,000	32,203
Microsoft Corp.
2.400%, due 08/08/26 Callable: 05/08/26	150,000	139,854
Oracle Corp.
2.950%, due 04/01/30 Callable: 01/01/30	200,000	170,712
VMware, Inc.
1.000%, due 08/15/24 Callable: 01/30/23	85,000	79,106
		640,373
Utilities — 0.4%
Ameren Illinois Co.
3.800%, due 05/15/28 Callable: 02/15/28	70,000	66,465
Duke Energy Corp.
3.150%, due 08/15/27 Callable: 05/15/27	150,000	138,150
4.300%, due 03/15/28 Callable: 02/15/28	65,000	62,673
Entergy Corp.
0.900%, due 09/15/25 Callable: 08/15/25	100,000	88,873

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 4.0% (Continued)
Utilities — 0.4% (Continued)
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27 Callable: 06/15/27	$100,000	$98,493
Sierra Pacific Power Co.
2.600%, due 05/01/26 Callable: 02/01/26	121,000	112,374
Southwestern Electric Power Co.
1.650%, due 03/15/26 Callable: 02/15/26	80,000	71,425
The AES Corp.
1.375%, due 01/15/26 Callable: 12/15/25	75,000	65,934
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25 (f) Callable: 03/01/25	102,000	98,421
		802,808
Total Corporate Bonds (Cost $9,061,808)		8,010,000

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.0%
Voya Emerging Markets Hard Currency Debt Fund - Class P	107,914	794,246
Voya High Yield Bond Fund - Class P	134,820	885,766
Voya Investment Grade Credit Fund - Class P	72,170	645,924
Voya Securitized Credit Fund - Class P	644,840	5,661,694
Total Affiliated Registered Investment Companies (Cost $8,882,573)		7,987,630

	Shares	Values
RIGHT — 0.0% (d)
ABIOMED, Inc. (b)(h)(i)	1,153	$—
Total Right (Cost $0)		—

Total Investments at Value — 94.9% (Cost $163,323,163)		188,951,515
Other Assets in Excess of Liabilities — 5.1%		10,080,409
Net Assets — 100.0%		$199,031,924

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2022. The total market value of securities on loan at December 31, 2022 was $25,119 (Note 8).
(d)	Represents less than 0.1%.
(e)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2022
(f)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2022, the value of these investments was $11,072,522, or 5.6% of total net assets.

(g)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2022.
(h)	Illiquid security. The total value of such securities is $853,929 as of December 31, 2022, representing 0.4% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

(i)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2022, representing 0.0% of net assets.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Total Return Swaps	December 31, 2022

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Depreciation
Goldman Sachs Bank, USA	Russell 1000 Growth Total Return Index	Receive	(U.S. Federal Funds Rate + 0.300%)	12/04/2023	At Maturity	17,625	$38,621,381	$(1,657,531)

Total Return Swap Contracts								$(1,657,531)

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Centrally Cleared Credit Default Swaps	December 31, 2022

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Premium Paid	Unrealized Depreciation
Morgan Stanley Capital	CDX North American High Yield Index	Buy	5.000%	12/20/2027	Quarterly	670,000	$2,785	$7,801	$(5,016)

Total Credit Default Swap Contracts							$2,785	$7,801	$(5,016)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Futures Contracts	December 31, 2022

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	3	03/31/2023	$572,358	$(779)
5-Year U.S. Treasury Note Future	20	03/31/2023	1,893,299	2,512
10-Year U.S. Treasury Note Future	10	03/22/2023	996,074	5,995
U.S. Treasury Long Bond Future	8	03/22/2023	855,346	8,984
Ultra 10-Year U.S. Treasury Bond Future	12	03/22/2023	1,228,757	9,913
Ultra Long-Term U.S. Treasury Bond Future	8	03/22/2023	677,042	11,483
Total Futures Contracts Sold Short			$6,222,876	$38,108

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.5% (a)
Communication Services — 4.1%
Activision Blizzard, Inc.	4,014	$307,272
Alphabet, Inc. - Class A (b)	18,863	1,664,283
Alphabet, Inc. - Class C (b)	2,770	245,782
AT&T, Inc.	1,700	31,297
Comcast Corp. - Class A	27,988	978,740
Electronic Arts, Inc.	2,094	255,845
Fox Corp. - Class B	2,010	57,185
Liberty Media Corp-Liberty SiriusXM - Class C (b)	1,510	59,086
Meta Platforms, Inc. - Class A (b)	3,700	445,258
Netflix, Inc. (b)	140	41,283
News Corp. - Class A	25,513	464,337
News Corp. - Class B	8,530	157,293
Omnicom Group, Inc.	2,957	241,202
Paramount Global - Class B	15,700	265,016
Pinterest, Inc. - Class A (b)	4,520	109,746
Playtika Holding Corp. (b)	8,710	74,122
Take-Two Interactive Software, Inc. (b)	1,284	133,703
The Walt Disney Co. (b)	2,040	177,235
Verizon Communications, Inc.	8,153	321,228
Vodafone Group PLC - ADR	40,085	405,660
Warner Bros Discovery, Inc. (b)	65,304	619,082
		7,054,655
Consumer Discretionary — 4.0%
Adient PLC (b)	5,065	175,705
Amazon.com, Inc. (b)	4,015	337,260
Aptiv PLC (b)	3,600	335,268
Bath & Body Works, Inc.	2,740	115,464
Best Buy Co., Inc.	1,600	128,336
Booking Holdings, Inc. (b)	188	378,873
Caesars Entertainment, Inc. (b)	1,210	50,336
DoorDash, Inc. - Class A (b)	1,810	88,364
eBay, Inc.	1,290	53,496
General Motors Co.	33,184	1,116,310
Grand Canyon Education, Inc. (b)	112	11,834
H&R Block, Inc.	5,670	207,012

	Shares	Value
Harley-Davidson, Inc.	9,647	$401,315
Lennar Corp. - Class B	300	22,434
Lowe’s Cos., Inc.	770	153,415
LVMH Moet Hennessy Louis Vuitton SE	523	380,637
Magna International, Inc.	14,392	808,543
McDonald’s Corp.	559	147,313
NIKE, Inc. - Class B	4,223	494,133
Rivian Automotive, Inc. - Class A (b)	2,670	49,208
Starbucks Corp.	1,360	134,912
Tapestry, Inc.	2,709	103,159
The Goodyear Tire & Rubber Co. (b)	11,639	118,136
The Home Depot, Inc.	1,670	527,486
Toll Brothers, Inc.	2,935	146,515
Travel + Leisure Co.	570	20,748
Williams-Sonoma, Inc.	1,720	197,662
Wyndham Hotels & Resorts, Inc.	1,120	79,867
		6,783,741
Consumer Staples — 5.4%
Albertsons Cos., Inc. - Class A	2,020	41,895
Altria Group, Inc.	6,750	308,542
Archer-Daniels-Midland Co.	400	37,140
BJ’s Wholesale Club Holdings, Inc. (b)	330	21,833
Brown-Forman Corp - Class A	1,570	103,243
Brown-Forman Corp - Class B	4,030	264,690
Campbell Soup Co.	520	29,510
Colgate-Palmolive Co.	20,952	1,650,808
Constellation Brands, Inc. - Class A	440	101,970
Costco Wholesale Corp.	1,982	904,783
Coty, Inc. - Class A (b)	14,820	126,859
Darling Ingredients, Inc. (b)	2,750	172,123
Diageo PLC	7,768	342,778
General Mills, Inc.	4,380	367,263
Kellogg Co.	750	53,430
Mondelez International, Inc. - Class A	4,475	298,259

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.5% (a) (Continued)
Consumer Staples — 5.4% (Continued)
Olaplex Holdings, Inc. (b)	2,040	$10,628
PepsiCo, Inc.	365	65,941
Pernod Ricard SA	1,582	311,171
Philip Morris International, Inc.	7,183	726,991
The Coca-Cola Co.	4,413	280,711
The Estee Lauder Cos., Inc. - Class A	1,673	415,088
The Hershey Co.	350	81,050
The Kroger Co.	4,620	205,960
The Procter & Gamble Co.	4,499	681,868
Tyson Foods, Inc. - Class A	3,056	190,236
Unilever PLC - ADR	16,215	816,425
Walmart, Inc.	3,895	552,272
		9,163,467
Energy — 7.2%
Antero Midstream Corp.	14,560	157,103
Antero Resources Corp. (b)	710	22,003
APA Corp.	23,164	1,081,296
Baker Hughes Co.	7,595	224,280
Cenovus Energy, Inc.	14,505	281,542
Chevron Corp.	6,494	1,165,608
ConocoPhillips	6,625	781,750
Diamondback Energy, Inc.	250	34,195
DT Midstream, Inc.	7,637	422,021
Equitrans Midstream Corp.	7,020	47,034
Exxon Mobil Corp.	14,527	1,602,328
Halliburton Co.	13,640	536,734
Hess Corp.	2,525	358,096
HF Sinclair Corp.	638	33,106
Kinder Morgan, Inc.	13,860	250,589
Marathon Oil Corp.	25,602	693,046
Marathon Petroleum Corp.	3,360	391,070
Murphy Oil Corp.	10,230	439,992
NOV, Inc.	34,895	728,957
ONEOK, Inc.	1,990	130,743
Ovintiv, Inc.	13,340	676,471
PDC Energy, Inc.	1,150	73,002
Phillips 66	2,140	222,731
Schlumberger Ltd.	4,550	243,243
Shell PLC - ADR	14,012	797,983
Targa Resources Corp.	2,738	201,243

	Shares	Value
TotalEnergies SE	9,328	$585,627
		12,181,793
Financials — 17.2%
American Express Co.	3,170	468,367
American International Group, Inc.	26,969	1,705,520
Aon PLC - Class A	3,100	930,434
Arch Capital Group Ltd. (b)	9,402	590,258
Arthur J Gallagher & Co.	3,707	698,918
Assurant, Inc. (c)	505	63,155
Axis Capital Holdings Ltd.	2,500	135,425
Bank of America Corp.	21,414	709,232
Bank OZK	930	37,256
Berkshire Hathaway, Inc. - Class B (b)	5,377	1,660,955
Capital One Financial Corp.	2,300	213,808
Chubb Ltd.	3,312	730,627
Citigroup, Inc.	46,666	2,110,703
Citizens Financial Group, Inc.	18,115	713,187
CME Group, Inc.	3,550	596,968
CNA Financial Corp.	400	16,912
Corebridge Financial, Inc.	11,200	224,672
Cullen/Frost Bankers, Inc.	3,730	498,701
East West Bancorp, Inc.	1,670	110,053
Equitable Holdings, Inc.	7,811	224,176
Everest Re Group Ltd.	902	298,805
F&G Annuities & Life, Inc. (b)	269	5,383
Fidelity National Financial, Inc.	3,970	149,351
First Citizens BancShares, Inc. - Class A	424	321,545
First Hawaiian, Inc.	2,560	66,662
FNB Corp.	2,570	33,538
Globe Life, Inc.	2,060	248,333
Interactive Brokers Group, Inc. - Class A	3,516	254,383
JPMorgan Chase & Co.	6,537	876,612
Loews Corp.	1,940	113,160
Markel Corp. (b)	251	330,690
Marsh & Mclennan Cos., Inc.	3,948	653,315
MGIC Investment Corp.	24,630	320,190

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.5% (a) (Continued)
Financials — 17.2% (Continued)
Moody’s Corp.	3,131	$872,359
Nasdaq, Inc.	4,666	286,259
New York Community Bancorp, Inc.	2,690	23,134
Northern Trust Corp.	3,123	276,354
PacWest Bancorp	2,670	61,276
Pinnacle Financial Partners, Inc.	730	53,582
Popular, Inc.	1,955	129,656
Prosperity Bancshares, Inc.	560	40,701
Reinsurance Group of America, Inc.	540	76,729
S&P Global, Inc.	1,954	654,473
SLM Corp.	3,778	62,715
State Street Corp.	11,546	895,623
Stifel Financial Corp.	3,080	179,780
Synchrony Financial	4,530	148,856
Synovus Financial Corp.	1,600	60,080
The Allstate Corp.	240	32,544
The Bank of New York Mellon Corp.	20,697	942,127
The Charles Schwab Corp.	16,831	1,401,349
The Goldman Sachs Group, Inc.	2,885	990,651
The Hartford Financial Services Group, Inc.	10,547	799,779
The Progressive Corp.	2,090	271,094
The Travelers Cos., Inc.	1,410	264,361
Truist Financial Corp.	7,600	327,028
Umpqua Holdings Corp.	3,380	60,333
Unum Group	5,520	226,486
US Bancorp	15,603	680,447
Voya Financial, Inc.	1,020	62,720
W.R. Berkley Corp.	2,462	178,667
Wells Fargo & Co.	52,901	2,184,282
Western Alliance Bancorp	360	21,442
Willis Towers Watson PLC	1,213	296,675
Wintrust Financial Corp.	2,390	202,003
		28,874,859
Health Care — 9.8%
Abbott Laboratories	990	108,692
Acadia Healthcare Co., Inc. (b)	1,040	85,613

	Shares	Value
Agilent Technologies, Inc.	8,018	$1,199,894
Amgen, Inc.	990	260,014
Becton Dickinson and Co.	360	91,548
Biogen, Inc. (b)	730	202,152
Bio-Techne Corp.	1,872	155,151
Boston Scientific Corp. (b)	700	32,389
Bristol-Myers Squibb Co.	7,721	555,526
Bruker Corp.	11,912	814,185
Centene Corp. (b)	7,952	652,143
Chemed Corp.	300	153,129
Cigna Corp.	1,480	490,383
CVS Health Corp.	10,949	1,020,337
Danaher Corp.	2,544	675,228
Doximity, Inc. - Class A (b)	3,780	126,857
Elevance Health, Inc.	2,380	1,220,869
Encompass Health Corp.	2,200	131,582
Enhabit, Inc. (b)	1,100	14,476
Envista Holdings Corp. (b)	10,483	352,963
Exelixis, Inc. (b)	5,970	95,759
Gilead Sciences, Inc.	3,740	321,079
GSK PLC - ADR	6,431	225,985
HCA Healthcare, Inc.	2,594	622,456
Hologic, Inc. (b)	4,183	312,930
Humana, Inc.	625	320,119
ICON PLC (b)	1,670	324,397
IQVIA Holdings, Inc. (b)	623	127,646
Johnson & Johnson	8,284	1,463,369
Laboratory Corp. of America Holdings	279	65,699
Maravai LifeSciences Holdings, Inc. - Class A (b)	8,985	128,575
Masimo Corp. (b)	740	109,483
Medtronic PLC	9,116	708,495
Merck & Co., Inc.	2,524	280,038
Moderna, Inc. (b)	520	93,402
Molina Healthcare, Inc. (b)	440	145,297
Oak Street Health, Inc. (b)	2,470	53,130
Perrigo Co. PLC	1,340	45,681
Pfizer, Inc.	16,283	834,341
Premier, Inc. - Class A	4,950	173,151
Quest Diagnostics, Inc.	525	82,131
QuidelOrtho Corp. (b)	460	39,408

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.5% (a) (Continued)
Health Care — 9.8% (Continued)
Royalty Pharma PLC - Class A	3,205	$126,662
Sanofi - ADR	5,185	251,110
Thermo Fisher Scientific, Inc.	474	261,027
United Therapeutics Corp. (b)	730	203,006
UnitedHealth Group, Inc.	900	477,162
Vertex Pharmaceuticals, Inc. (b)	210	60,644
Waters Corp. (b)	50	17,129
Zimmer Biomet Holdings, Inc.	2,384	303,960
		16,616,402
Industrials — 12.0%
3M Co.	1,052	126,156
A.O. Smith Corp.	1,030	58,957
AECOM	340	28,876
Allegion PLC	770	81,050
Allison Transmission Holdings, Inc.	150	6,240
Carlisle Cos., Inc.	100	23,565
Cintas Corp.	410	185,164
CNH Industrial NV	28,530	458,192
Core & Main, Inc. - Class A (b)	2,180	42,096
Crane Holdings Co.	400	40,180
CSX Corp.	800	24,784
Cummins, Inc.	3,221	780,416
Equifax, Inc.	2,816	547,318
Fastenal Co.	4,291	203,050
FedEx Corp.	6,705	1,161,306
Ferguson PLC	3,174	403,003
Fluor Corp. (b)	5,616	194,651
Fortive Corp.	855	54,934
General Dynamics Corp.	937	232,479
General Electric Co.	32,876	2,754,680
Graco, Inc.	5,277	354,931
Honeywell International, Inc.	4,560	977,208
IDEX Corp.	3,243	740,474
Illinois Tool Works, Inc.	1,070	235,721
Ingersoll Rand, Inc.	7,352	384,142

	Shares	Value
Johnson Controls International PLC	9,631	$616,384
MSA Safety, Inc.	2,009	289,678
Nordson Corp.	1,815	431,462
Norfolk Southern Corp.	339	83,536
nVent Electric PLC	4,020	154,649
Otis Worldwide Corp.	15,890	1,244,346
Owens Corning	1,410	120,273
PACCAR, Inc.	6,284	621,928
Pentair PLC	3,767	169,440
Raytheon Technologies Corp.	6,850	691,302
RBC Bearings, Inc. (b)	1,259	263,572
Regal Rexnord Corp.	1,433	171,931
Republic Services, Inc.	145	18,704
Rockwell Automation, Inc.	2,671	687,970
Ryder System, Inc.	2,690	224,803
Schneider National, Inc. - Class B	5,830	136,422
Simpson Manufacturing Co., Inc.	2,121	188,048
Tetra Tech, Inc.	1,255	182,213
Textron, Inc.	2,590	183,372
The Boeing Co. (b)	3,200	609,568
Trane Technologies PLC	2,860	480,737
TransUnion	4,024	228,362
United Parcel Service, Inc. - Class B	710	123,426
United Rentals, Inc. (b)	640	227,469
Verisk Analytics, Inc.	2,293	404,531
Waste Management, Inc.	1,450	227,476
Watsco, Inc.	1,951	486,579
Watts Water Technologies, Inc. - Class A	5,305	775,750
Westinghouse Air Brake Technologies Corp.	2,238	223,375
		20,366,879
Information Technology — 14.2%
Accenture PLC - Class A	3,466	924,867
Adobe, Inc. (b)	1,404	472,488
Altair Engineering, Inc. - Class A (b)	3,806	173,059
Amdocs Ltd.	1,300	118,170
Analog Devices, Inc.	6,533	1,071,608

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.5% (a) (Continued)
Information Technology — 14.2% (Continued)
ANSYS, Inc. (b)	2,586	$624,752
Applied Materials, Inc.	2,938	286,102
Autodesk, Inc. (b)	2,190	409,245
Automatic Data Processing, Inc.	970	231,694
Avnet, Inc.	4,180	173,804
Bill.com Holdings, Inc. (b)	610	66,466
Block, Inc. (b)	2,450	153,958
Cadence Design Systems, Inc. (b)	6,282	1,009,140
Ceridian HCM Holding, Inc. (b)	440	28,226
Cisco Systems, Inc.	16,800	800,352
Cognizant Technology Solutions Corp. - Class A	12,126	693,486
Concentrix Corp.	815	108,525
Corning, Inc.	14,151	451,983
Coupa Software, Inc. (b)	650	51,460
DoubleVerify Holdings, Inc. (b)	5,930	130,223
F5, Inc. (b)	7,418	1,064,557
Fidelity National Information Services, Inc.	5,000	339,250
First Solar, Inc. (b)	780	116,836
Fiserv, Inc. (b)	2,300	232,461
FleetCor Technologies, Inc. (b)	176	32,328
Genpact Ltd.	688	31,868
Jabil, Inc.	6,220	424,204
Juniper Networks, Inc.	870	27,805
KLA Corp.	985	371,375
Lam Research Corp.	782	328,675
LiveRamp Holdings, Inc. (b)	2,457	57,592
Manhattan Associates, Inc. (b)	2,277	276,428
Marvell Technology, Inc.	860	31,854
Mastercard, Inc. - Class A	2,779	966,342
Microchip Technology, Inc.	3,760	264,140
Micron Technology, Inc.	19,866	992,903
Microsoft Corp.	13,125	3,147,637
Motorola Solutions, Inc.	1,014	261,318
Novanta, Inc. (b)	1,366	185,598
Oracle Corp.	18,567	1,517,667

	Shares	Value
Paychex, Inc.	136	$15,716
PayPal Holdings, Inc. (b)	2,850	202,977
Power Integrations, Inc.	1,268	90,941
PTC, Inc. (b)	1,639	196,746
QUALCOMM, Inc.	440	48,374
Salesforce.com, Inc. (b)	5,342	708,296
Silicon Laboratories, Inc. (b)	2,014	273,239
Snowflake, Inc. - Class A (b)	240	34,450
StoneCo Ltd. - Class A (b)	4,710	44,462
Synopsys, Inc. (b)	2,209	705,312
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	3,686	274,570
TE Connectivity Ltd.	5,701	654,475
Telefonaktiebolaget LM Ericsson - ADR	80,052	467,504
Texas Instruments, Inc.	2,316	382,649
Unity Software, Inc. (b)(c)	1,790	51,176
VeriSign, Inc. (b)	29	5,958
Workday, Inc. - Class A (b)	9,390	1,571,229
		24,378,520
Materials — 3.6%
Ashland, Inc.	3,090	332,268
Corteva Inc	4,509	265,039
Eagle Materials, Inc.	2,570	341,424
Franco-Nevada Corp.	4,767	649,812
International Paper Co.	4,935	170,899
Linde PLC	28	9,133
Martin Marietta Materials, Inc.	1,763	595,841
NewMarket Corp.	444	138,133
Olin Corp.	10,900	577,046
Royal Gold, Inc.	4,165	469,479
RPM International, Inc.	2,509	244,502
Sealed Air Corp.	3,096	154,428
Silgan Holdings, Inc.	990	51,322
Sonoco Products Co.	1,540	93,493
Southern Copper Corp.	1,050	63,409
SSR Mining, Inc.	3,280	51,398
The Sherwin-Williams Co.	1,789	424,583
United States Steel Corp.	3,850	96,443
Vulcan Materials Co.	5,518	966,257
Westrock Co.	780	27,425

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 80.5% (a) (Continued)
Materials — 3.6% (Continued)
Wheaton Precious Metals Corp.	8,095	$316,267
		6,038,601
Real Estate — 1.3%
Apartment Income REIT Corp.	5,050	173,266
Camden Property Trust	1,200	134,256
CBRE Group, Inc. - Class A (b)	3,576	275,209
EPR Properties	6,720	253,478
Equity Residential	1,140	67,260
Healthcare Realty Trust, Inc.	18,949	365,147
Lamar Advertising Co. - Class A	180	16,992
Mid-America Apartment Communities, Inc.	1,030	161,700
National Retail Properties, Inc.	1,660	75,962
Rayonier. Inc.	7,174	236,455
SBA Communications Corp.	1,020	285,916
Ventas, Inc.	5,180	233,359
		2,279,000
Utilities — 1.7%
American Electric Power Co., Inc.	980	93,051
American Water Works Co., Inc.	680	103,646
Brookfield Renewable Corp. - Class A	7,460	205,449
Dominion Energy, Inc.	1,720	105,470
Duke Energy Corp.	2,280	234,817
Evergy, Inc.	840	52,861
Exelon Corp.	1,156	49,974
FirstEnergy Corp.	2,230	93,526
Hawaiian Electric Industries, Inc.	740	30,969
National Fuel Gas Co.	1,150	72,795
NiSource, Inc.	3,220	88,292
PPL Corp.	40,423	1,181,160
Sempra Energy	270	41,726
The Southern Co.	2,061	147,176
UGI Corp.	9,010	334,001
Vistra Corp.	2,580	59,856

	Shares	Value
Xcel Energy, Inc.	490	$34,354
		2,929,123
Total Common Stocks (Cost $127,667,759)		136,667,040

	Par Value
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Notes — 0.6%
0.125%, due 05/31/23	$13,800	13,550
0.250%, due 09/30/23	16,000	15,475
1.625%, due 10/31/23	44,100	42,997
0.250%, due 06/15/24	147,000	137,973
0.750%, due 11/15/24	29,000	27,070
4.250%, due 12/31/24	68,000	67,766
3.000%, due 07/15/25	44,000	42,611
4.000%, due 12/15/25	68,000	67,575
0.875%, due 09/30/26	177,000	157,143
1.250%, due 11/30/26	265,000	237,672
1.500%, due 01/31/27	29,100	26,263
2.750%, due 04/30/27	1,000	947
3.250%, due 06/30/27	1,500	1,450
3.875%, due 11/30/27	12,800	12,728
3.875%, due 12/31/27	47,200	46,935
1.250%, due 09/30/28	2,000	1,718
1.125%, due 02/15/31 (c)	8,000	6,516
2.750%, due 08/15/32	15,000	13,643
4.125%, due 11/15/32	13,000	13,260
Total U.S. Treasury Obligations (Cost $996,490)		933,292

AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Federal Home Loan Mortgage Corp. — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.691%, due 03/25/30 (d) Callable: 12/25/29	289,817	27,386
Series K-1501, 0.379%, due 04/25/30 (d) Callable: 02/25/30	1,616,107	33,451

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1% (Continued)
Federal Home Loan Mortgage Corp. — 0.1% (Continued)
Series K-110, 1.697%, due 04/25/30 (d) Callable: 02/25/30	$298,880	$27,611
Series K-118, 0.959%, due 09/25/30 (d) Callable: 06/25/30	597,342	33,327
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $103,041)		121,775

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.7%
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 5.850%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (e)(f)	70,000	66,704
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (d)(e) Callable: 04/25/45	267,935	207,210
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67 (d)(e) Callable: 04/25/25	364,313	346,480
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 5.410%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (e)(f)	110,000	103,130
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (e)	120,000	108,900
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (e)	90,000	86,867
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (d)(e) Callable: 04/25/29	34,984	30,247

	Par Value	Value
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (d)(e) Callable: 01/25/28	$63,152	$54,724
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (d)(e) Callable: 01/25/23	10,663	9,777
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (d)(e) Callable: 08/25/32	61,933	54,257
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (d)(e) Callable: 03/25/28	45,271	38,794
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (d)(e) Callable: 01/25/45	170,579	132,239
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (d)(e) Callable: 05/25/23	37,463	33,312
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.113%, due 07/17/45 (d) Callable: 06/15/23	105,000	100,536
KREST Commercial Mortgage Securities Trust 2021-CHIP
Series C, 3.024%, due 11/07/44 (d)(e)	225,000	157,893
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.888%, due 11/18/49 (d) Callable: 11/15/26	100,000	77,803
OBX 2021-J3 Trust
Series 2021-J3, 2.500%, due 10/25/51 (d)(e) Callable: 05/25/45	400,000	264,654
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51 (d)(e) Callable: 08/25/47	100,000	58,341

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 1.7% (Continued)
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (d)(e) Callable: 08/25/37	$34,587	$29,258
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 6.139%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (e)(f) Callable: 03/25/23	250,000	241,951
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (d) Callable: 02/25/25	46,912	39,376
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (d)(e) Callable: 01/25/24	2,353	2,286
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (d)(e) Callable: 01/25/40	100,000	64,640
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (d)(e) Callable: 07/25/44	250,000	165,393
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/17/41 (e)	140,000	112,277
Verus Securitization Trust 2021-3
Series 2021-3, 1.046%, due 06/25/66 (d)(e) Callable: 06/25/24	172,821	142,537
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (d)(e) Callable: 08/25/29	62,503	53,390
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (d) Callable: 08/15/24	120,000	111,931
Total Non-Agency Mortgage-Backed Obligations (Cost $3,567,693)		2,894,907

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
BBCMS Trust 2021-C10
Series 2021-C10, 1.298%, due 07/17/54 (d) Callable: 05/15/31	$991,767	$74,865
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.709%, due 08/15/53 (d) Callable: 06/15/30	458,027	31,636
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $139,183)		106,501

ASSET-BACKED SECURITIES — 1.4%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	51,907	46,051
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 07/15/29	4,286	3,815
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	25,183	21,813
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 Callable: 03/18/25	100,000	90,986
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (e) Callable: 11/20/23	88,333	76,194
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47 (e) Callable: 12/19/23	91,813	77,963
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (e) Callable: Currently	59,694	57,240
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 Callable: 10/15/24	77,207	76,369

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
ASSET-BACKED SECURITIES — 1.4% (Continued)
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	$125,028	$101,519
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (e) Callable: 10/25/28	108,306	97,233
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (e) Callable: 01/15/25	100,000	95,103
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (e) Callable: 07/20/32	57,692	46,929
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/15/69 (e) Callable: 04/15/27	65,445	56,342
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (e) Callable: 01/15/28	46,189	39,913
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (e) Callable: 02/10/25	100,000	92,988
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (e) Callable: Currently	100,000	94,194
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (e) Callable: 03/15/25	100,000	91,155
Santander Drive Auto Receivables Trust 2019-3
Series D, 2.680%, due 10/15/25 Callable: 09/15/23	61,119	60,543
Santander Drive Auto Receivables Trust 2020-3
Series C, 1.120%, due 01/15/26 Callable: 04/15/24	66,404	65,818

	Par Value	Value
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26	$100,000	$97,148
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (e) Callable: Currently	128,839	114,218
SoFi Consumer Loan Program 2021-1 Trust
Series B, 1.300%, due 09/25/30 (e) Callable: 08/25/24	250,000	235,506
Sofi Professional Loan Program 2017-C LLC
Series A-1, 4.989%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (e)(f) Callable: 01/25/25	23,163	23,060
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (e) Callable: 07/25/25	37,216	36,029
Sunnova Helios IV Issuer LLC
Series A, 2.980%, due 06/20/47 (e) Callable: 06/20/27	113,199	94,198
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (e)	137,828	106,095
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (e) Callable: 07/15/24	100,000	94,146
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (e) Callable: 05/15/24	81,221	80,710
Westlake Automobile Receivables Trust 2022-2
Series B, 4.310%, due 09/15/27 (e) Callable: 03/15/26	200,000	193,468
Total Asset-Backed Securities (Cost $2,603,825)		2,366,746

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 2.2%
Aimco CLO 11 Ltd.
Series 2020-11R, 5.209%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (e)(f) Callable: 10/17/23	$500,000	$486,704
Apidos CLO XXIII
Series XXIII, 5.299%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (e)(f) Callable: 01/15/23	250,000	244,434
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 5.918%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (e)(f) Callable: 12/15/23	250,000	233,845
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
Series C, 6.168%, due 08/15/34 (1 Month U.S. LIBOR + 1.850%) (e)(f)(g) Callable: 03/15/24	225,000	206,757
Benefit Street Partners CLO XIX Ltd.
Series A, 5.429%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (e)(f) Callable: 01/15/23	250,000	243,786
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 5.219%, due 04/15/34 (3 Month U.S. LIBOR + 1.140%) (e)(f) Callable: 04/15/23	250,000	242,545
Greystone CRE Notes 2021-FL3 Ltd.
Series 2021-FL3, 6.318%, due 07/15/39 (1 Month U.S. LIBOR + 2.000%) (e)(f)(g) Callable: 08/15/23	225,000	207,052
Madison Park Funding XXI Ltd.
Series FLT, 5.479%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (e)(f) Callable: 01/15/23	250,000	239,265

	Par Value	Value
Marble Point CLO XIV Ltd.
Series FLT, 5.523%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (e)(f) Callable: 01/20/23	$280,000	$273,638
MF1 2021-FL6 Ltd.
Series 2021-FL6, 6.176%, due 07/18/36 (1 Month U.S. LIBOR + 1.850%) (e)(f)(g) Callable: 07/16/23	225,000	206,896
MF1 2021-FL7 Ltd.
Series 2021-FL7, 6.389%, due 10/16/36 (1 Month U.S. LIBOR + 2.050%) (e)(f)(g) Callable: 10/16/23	200,000	187,244
Octagon Investment Partners 48 Ltd.
Series A-R, 5.393%, due 10/20/34 (3 Month U.S. LIBOR + 1.150%) (e)(f) Callable: 10/20/23	250,000	243,197
OHA Credit Funding 3 Ltd.
Series A-R, 5.383%, due 07/02/35 (3 Month U.S. LIBOR + 1.140%) (e)(f) Callable: 07/20/23	250,000	243,899
OHA Loan Funding 2015-1 Ltd.
Series LTD, 5.377%, due 01/19/37 (3 Month U.S. LIBOR + 1.150%) (e)(f) Callable: 01/19/24	270,000	262,915
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 5.800%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (e)(f) Callable: 11/14/23	250,000	243,951
Total Collateralized Loan Obligations (Cost $3,922,951)		3,766,128

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 3.0%
Basic Materials — 0.1%
Ecolab, Inc.
4.800%, due 03/24/30 Callable: 12/24/29	$33,000	$32,778
Steel Dynamics, Inc.
1.650%, due 10/15/27 Callable: 08/15/27	46,000	38,549
		71,327
Communications — 0.2%
Amazon.com, Inc.
1.500%, due 06/03/30 Callable: 03/03/30	70,000	56,171
AT&T, Inc.
2.250%, due 02/01/32 Callable: 11/01/31	92,000	72,206
Fox Corp.
3.050%, due 04/07/25 Callable: 03/07/25	88,000	83,986
Meta Platforms, Inc.
3.500%, due 08/15/27	14,000	13,043
3.850%, due 08/15/32	23,000	20,313
The Walt Disney Co.
2.200%, due 01/13/28	28,000	24,990
T-Mobile USA, Inc.
2.250%, due 02/15/26 Callable: 02/15/23	8,000	7,289
3.750%, due 04/15/27 Callable: 02/15/27	28,000	26,407
Verizon Communications, Inc.
4.329%, due 09/21/28	36,000	34,532
2.355%, due 03/15/32 Callable: 12/15/31	73,000	57,831
		396,768
Consumer, Cyclical — 0.1%
American Honda Finance Corp.
1.200%, due 07/08/25	38,000	34,729
O’Reilly Automotive, Inc.
3.600%, due 09/01/27 Callable: 06/01/27	87,000	81,840
Ross Stores, Inc.
4.600%, due 04/15/25 Callable: 03/15/25	62,000	61,598
		178,167

	Par Value	Value
Consumer, Non-cyclical — 0.4%
AbbVie, Inc.
3.800%, due 03/15/25 Callable: 12/15/24	$57,000	$55,589
Altria Group, Inc.
3.400%, due 05/06/30 Callable: 02/06/30	26,000	22,208
Amgen, Inc.
3.200%, due 11/02/27 Callable: 08/02/27	53,000	49,169
BAT International Finance PLC
1.668%, due 03/25/26 Callable: 02/25/26	58,000	51,312
CVS Health Corp.
3.875%, due 07/20/25 Callable: 04/20/25	93,000	90,737
1.750%, due 08/21/30 Callable: 05/21/30	72,000	56,665
Global Payments, Inc.
2.650%, due 02/15/25 Callable: 01/15/25	43,000	40,328
HCA, Inc.
4.125%, due 06/15/29 Callable: 03/15/29	44,000	40,480
Johnson & Johnson
0.950%, due 09/01/27 Callable: 07/01/27	80,000	68,811
1.300%, due 09/01/30 Callable: 06/01/30	80,000	64,530
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 Callable: 03/25/25	9,000	8,930
PepsiCo, Inc.
2.625%, due 07/29/29 Callable: 04/29/29	34,000	30,043
Royalty Pharma PLC
1.200%, due 09/02/25 Callable: 08/02/25	29,000	25,946
1.750%, due 09/02/27 Callable: 07/02/27	29,000	24,627
2.200%, due 09/02/30 Callable: 06/02/30	51,000	39,860
Triton Container International Ltd.
2.050%, due 04/15/26 (e)Callable: 03/15/26	86,000	74,847
		744,082

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 3.0% (Continued)
Energy — 0.2%
Enterprise Products Operating LLC
2.800%, due 01/31/30 Callable: 10/31/29	$46,000	$39,200
Exxon Mobil Corp.
2.275%, due 08/16/26 Callable: 06/16/26	42,000	38,979
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 Callable: 01/30/23	37,000	36,900
MPLX LP
4.875%, due 12/01/24 Callable: 09/01/24	38,000	37,698
2.650%, due 08/15/30 Callable: 05/15/30	21,000	17,069
Phillips 66
0.900%, due 02/15/24 Callable: 01/30/23	37,000	35,320
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27 Callable: 09/15/26	36,000	35,325
		240,491
Financial — 1.3%
American Express Co.
2.250%, due 03/04/25 Callable: 02/01/25	46,000	43,431
American International Group, Inc.
3.900%, due 04/01/26 Callable: 01/01/26	17,000	16,453
Assurant, Inc.
4.200%, due 09/27/23 Callable: 08/27/23	27,000	26,696
Aviation Capital Group LLC
1.950%, due 09/20/26 (e) Callable: 08/20/26	73,000	61,732
Avolon Holdings Funding Ltd.
2.125%, due 02/21/26 (e) Callable: 01/21/26	144,000	124,020
Bank of America Corp.
4.000%, due 01/22/25	39,000	38,182
0.976%, due 04/22/25 (SOFR Rate + 0.690%) (f) Callable: 04/22/24	80,000	74,673

	Par Value	Value
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (f) Callable: 07/22/26	$200,000	$175,726
3.593%, due 07/21/28 (3 Month U.S. LIBOR + 1.370%) (f) Callable: 07/21/27	48,000	44,188
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (f) Callable: 04/29/30	72,000	58,686
Blackstone Holdings Finance Co. LLC
1.625%, due 08/05/28 (e) Callable: 06/05/28	104,000	84,661
BNP Paribas SA
2.819%, due 11/19/25 (3 Month U.S. LIBOR + 1.111%) (e)(f) Callable: 11/19/24	200,000	189,333
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (f) Callable: 05/01/24	70,000	65,474
Equinix, Inc.
1.250%, due 07/15/25 Callable: 06/15/25	69,000	62,395
2.900%, due 11/18/26 Callable: 09/18/26	54,000	49,251
Intercontinental Exchange, Inc.
3.750%, due 12/01/25 Callable: 09/01/25	65,000	63,289
JPMorgan Chase & Co.
1.470%, due 09/22/27 (SOFR Rate + 0.765%) (f) Callable: 09/22/26	136,000	117,491
2.947%, due 02/24/28 (SOFR Rate + 1.170%) (f) Callable: 02/24/27	33,000	29,878
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (f) Callable: 02/04/31	38,000	29,172
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (f) Callable: 04/22/31	31,000	24,862
Kite Realty Group LP
4.000%, due 10/01/26 Callable: 07/01/26	41,000	37,665

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 3.0% (Continued)
Financial — 1.3% (Continued)
Main Street Capital Corp.
3.000%, due 07/14/26 Callable: 06/14/26	$76,000	$65,760
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	37,000	36,680
Morgan Stanley
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (f) Callable: 10/21/24	62,000	57,051
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (f) Callable: 04/28/25	93,000	86,380
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (f) Callable: 05/04/26	96,000	84,038
1.512%, due 07/20/27 (SOFR Rate + 0.858%) (f) Callable: 07/20/26	64,000	55,598
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (f) Callable: 07/21/31	20,000	15,299
6.342%, due 10/18/33 (SOFR Rate + 2.560%) (f) Callable: 10/18/32	60,000	62,660
Realty Income Corp.
3.250%, due 01/15/31 Callable: 10/15/30	92,000	79,925
Royal Bank of Canada
1.200%, due 04/27/26	50,000	44,473
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (e)	52,000	47,249
The Bank of Nova Scotia
2.700%, due 08/03/26	67,000	62,010
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (f) Callable: 02/12/25	50,000	45,231
US Bancorp
4.548%, due 07/22/28 (SOFR Rate + 1.660%) (f) Callable: 07/22/27	31,000	30,253

	Par Value	Value
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (f) Callable: 10/30/24	$80,000	$75,723
2.164%, due 02/11/26 (3 Month U.S. LIBOR + 0.750%) (f) Callable: 02/11/25	18,000	16,798
		2,282,386
Industrial — 0.2%
3M Co.
2.000%, due 02/14/25 Callable: 01/14/25	48,000	45,408
Amphenol Corp.
2.800%, due 02/15/30 Callable: 11/15/29	51,000	43,676
Carrier Global Corp.
2.722%, due 02/15/30 Callable: 11/15/29	103,000	86,794
Caterpillar Financial Services Corp.
3.250%, due 12/01/24	50,000	48,545
Raytheon Technologies Corp.
3.200%, due 03/15/24 Callable: 01/15/24	48,000	47,076
The Boeing Co.
4.875%, due 05/01/25 Callable: 04/01/25	27,000	26,822
		298,321
Technology — 0.2%
Apple, Inc.
1.200%, due 02/08/28 Callable: 12/08/27	60,000	50,929
Broadcom, Inc.
2.450%, due 02/15/31 (e) Callable: 11/15/30	32,000	25,280
DXC Technology Co.
1.800%, due 09/15/26 Callable: 08/15/26	58,000	50,634
Fiserv, Inc.
3.850%, due 06/01/25 Callable: 03/01/25	52,000	50,452
Intel Corp.
3.700%, due 07/29/25 Callable: 04/29/25	32,000	31,227

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 3.0% (Continued)
Technology — 0.2% (Continued)
Microsoft Corp.
2.400%, due 08/08/26 Callable: 05/08/26	$90,000	$83,913
Oracle Corp.
2.950%, due 04/01/30 Callable: 01/01/30	80,000	68,285
Vmware, Inc.
1.000%, due 08/15/24 Callable: 01/30/23	51,000	47,463
		408,183
Utilities — 0.3%
Ameren Illinois Co.
3.800%, due 05/15/28 Callable: 02/15/28	50,000	47,475
Duke Energy Corp.
3.150%, due 08/15/27 Callable: 05/15/27	94,000	86,574
4.300%, due 03/15/28 Callable: 02/15/28	50,000	48,210
Entergy Corp.
0.900%, due 09/15/25 Callable: 08/15/25	20,000	17,775
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27 Callable: 06/15/27	94,000	92,583
Sierra Pacific Power Co.
2.600%, due 05/01/26 Callable: 02/01/26	67,000	62,224
Southwestern Electric Power Co.
1.650%, due 03/15/26 Callable: 02/15/26	60,000	53,569
The AES Corp.
1.375%, due 01/15/26 Callable: 12/15/25	47,000	41,319
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25 (e) Callable: 03/01/25	78,000	75,263
		524,992
Total Corporate Bonds (Cost $5,811,319)		5,144,717

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 4.2%
Voya Emerging Markets Hard Currency Debt Fund - Class P	78,424	$577,203
Voya High Yield Bond Fund - Class P	113,558	746,079
Voya Investment Grade Credit Fund - Class P	219,570	1,965,147
Voya Securitized Credit Fund - Class P	446,793	3,922,845
Total Affiliated Registered Investment Companies (Cost $8,309,520)		7,211,274

Total Investments at Value — 93.8% (Cost $153,121,781)		159,212,380
Other Assets in Excess of Liabilities — 6.2%		10,526,229
Net Assets — 100.0%		$169,738,609

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2022. The total fair value of securities on loan at December 31, 2022 was $119,620 (Note 8).
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2022.
(e)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2022, the value of these investments was $8,816,458 or 5.2% of total net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

(f)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2022.
(g)	Illiquid security. The total value of such securities is $807,949 as of December 31, 2022, representing 0.5% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Total Return Swaps	December 31, 2022

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Value Total Return Index	Receive	(U.S. Federal Funds Rate + 0.300%)	12/04/2023	At Maturity	14,891	$31,897,981	$397,322

Total Return Swap Contracts								$397,322

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Centrally Cleared Credit Default Swaps	December 31, 2022

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Premium Paid	Unrealized Depreciation
Morgan Stanley Capital	CDX North American High Yield Index	Buy	5.000%	12/20/2027	Quarterly	520,000	$2,162	$6,081	$(3,919)

Total Credit Default Swap Contracts							$2,162	$6,081	$(3,919)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Futures Contracts	December 31, 2022

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	2	03/31/2023	$381,572	$(520)
5-Year U.S. Treasury Note Future	16	03/31/2023	1,514,646	2,010
10-Year U.S. Treasury Note Future	7	03/22/2023	697,253	4,197
U.S. Treasury Long Bond Future	8	03/22/2023	855,346	8,983
Ultra 10-Year U.S. Treasury Bond Future	11	03/22/2023	1,126,354	9,087
Ultra Long-Term U.S. Treasury Bond Future	7	03/22/2023	592,414	10,048
Total Futures Contracts Sold Short			$5,167,585	$33,805

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments	December 31, 2022

	Shares	Value
COMMON STOCKS — 97.8% (a)
Communication Services — 0.8%
Bandwidth, Inc. - Class A (b)	296	$6,793
Iridium Communications, Inc. (b)	1,393	71,600
Magnite, Inc. (b)	168	1,779
Shutterstock, Inc.	551	29,049
Thryv Holdings, Inc. (b)	510	9,690
Vimeo, Inc. (b)	1,799	6,171
Yelp, Inc. (b)	527	14,408
ZipRecruiter, Inc. - Class A (b)	1,909	31,346
		170,836
Consumer Discretionary — 9.9%
America’s Car-Mart, Inc. (b)	1,410	101,887
Asbury Automotive Group, Inc. (b)	37	6,632
Bloomin’ Brands, Inc.	1,549	31,166
Boot Barn Holdings, Inc. (b)	2,673	167,116
Caleres, Inc.	258	5,748
Cavco Industries, Inc. (b)	188	42,535
Chegg, Inc. (b)	1,235	31,208
Chico’s FAS, Inc. (b)	2,166	10,657
Crocs, Inc. (b)	192	20,819
Dave & Buster’s Entertainment, Inc. (b)	1,148	40,685
Destination XL Group, Inc. (b)	1,492	10,071
Everi Holdings, Inc. (b)	1,258	18,052
First Watch Restaurant Group, Inc. (b)	302	4,086
Fox Factory Holding Corp. (b)(c)	211	19,250
Green Brick Partners, Inc. (b)	6,163	149,330
Hilton Grand Vacations, Inc. (b)	599	23,085
International Game Technology PLC	101	2,291
KB Home	93	2,962
Legacy Housing Corp. (b)	378	7,167
Lindblad Expeditions Holdings, Inc. (b)	119	916

	Shares	Value
M/I Homes, Inc. (b)	29	$1,339
MasterCraft Boat Holdings, Inc. (b)	93	2,406
Monarch Casino & Resort, Inc. (b)	146	11,226
Murphy USA, Inc.	67	18,729
OneWater Marine, Inc. - Class A (b)	54	1,544
Oxford Industries, Inc.	602	56,094
Perdoceo Education Corp. (b)	404	5,616
Portillo’s, Inc. - Class A (b)	7,432	121,290
Red Rock Resorts, Inc. - Class A	341	13,643
SeaWorld Entertainment, Inc. (b)	134	7,170
Skyline Champion Corp. (b)	2,197	113,167
Steven Madden Ltd.	5,522	176,483
Stitch Fix, Inc. - Class A (b)	468	1,456
Stoneridge, Inc. (b)	4,932	106,334
Target Hospitality Corp. (b)	872	13,202
Texas Roadhouse, Inc.	4,643	422,281
The Buckle, Inc.	150	6,803
The Cheesecake Factory, Inc. (c)	997	31,615
The Lovesac Co. (b)	4,924	108,377
The ONE Group Hospitality, Inc. (b)	1,016	6,401
TopBuild Corp. (b)	739	115,646
Visteon Corp. (b)	43	5,626
Vivint Smart Home, Inc. (b)	997	11,864
Wingstop, Inc.	289	39,772
WW International, Inc. (b)	662	2,555
Xponential Fitness, Inc. - Class A (b)	530	12,153
YETI Holdings, Inc. (b)	2,654	109,637
		2,218,092
Consumer Staples — 5.7%
BellRing Brands, Inc. (b)	131	3,359
Cal-Maine Foods, Inc.	221	12,034
Celsius Holdings, Inc. (b)	30	3,121
Coca-Cola Consolidated, Inc.	9	4,611
elf Beauty, Inc. (b)	8,670	479,451

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 97.8% (a) (Continued)
Consumer Staples — 5.7% (Continued)
Grocery Outlet Holding Corp. (b)	11,567	$337,641
Inter Parfums, Inc.	289	27,894
Lancaster Colony Corp.	125	24,663
LifeMD, Inc. (b)	6,615	12,833
Medifast, Inc.	187	21,570
Performance Food Group Co. (b)	418	24,407
Sovos Brands, Inc. (b)	7,512	107,948
Sprouts Farmers Market, Inc. (b)	690	22,335
The Beauty Health Co. (b)	13,741	125,043
The Chefs’ Warehouse, Inc. (b)	1,467	48,822
The Simply Good Foods Co. (b)	406	15,440
United Natural Foods, Inc. (b)	327	12,658
		1,283,830
Energy — 6.7%
Arch Resources, Inc. (c)	15	2,142
Berry Corp.	1,453	11,624
ChampionX Corp.	1,064	30,845
Chord Energy Corp.	473	64,711
Civitas Resources, Inc.	110	6,372
CNX Resources Corp. (b)	154	2,593
Comstock Resources, Inc.	814	11,160
CONSOL Energy, Inc.	761	49,465
Denbury, Inc. (b)	289	25,149
Dorian LPG Ltd.	52	985
Earthstone Energy, Inc. - Class A (b)(c)	24,625	350,414
Excelerate Energy, Inc. - Class A	9,410	235,720
Golar LNG Ltd. (b)	648	14,768
Kosmos Energy Ltd. (b)	2,295	14,596
Liberty Energy, Inc.	461	7,381
Magnolia Oil & Gas Corp. - Class A	2,195	51,473
Matador Resources Co.	1,032	59,072
Murphy Oil Corp.	1,404	60,386
Oceaneering International, Inc. (b)	418	7,311

	Shares	Value
Ovintiv, Inc.	217	$11,004
Patterson-UTI Energy, Inc.	544	9,161
Permian Resources Corp.	27,482	258,331
Sitio Royalties Corp. - Class A	3,617	104,337
SM Energy Co.	288	10,031
Solaris Oilfield Infrastructure, Inc. - Class A	2,594	25,758
Talos Energy, Inc. (b)	789	14,896
Tellurian, Inc. (b)	2,379	3,997
Uranium Energy Corp. (b)(c)	4,421	17,153
US Silica Holdings, Inc. (b)	1,249	15,613
Weatherford International PLC (b)	481	24,493
		1,500,941
Financials — 6.2%
Atlanticus Holdings Corp. (b)	58	1,520
Banc of California, Inc.	6,959	110,857
BancFirst Corp.	280	24,690
Cadence Bank	9,785	241,298
Coastal Financial Corp. (b)	51	2,424
CrossFirst Bankshares, Inc. (b)	892	11,070
Eastern Bankshares, Inc.	1,124	19,389
Esquire Financial Holdings, Inc.	771	33,353
First BanCorp	904	11,499
First Financial Bankshares, Inc.	1,098	37,771
GAMCO Investors, Inc. - Class A	608	9,266
Hanmi Financial Corp.	172	4,257
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	155	4,492
Home BancShares, Inc.	11,167	254,496
HomeTrust Bancshares, Inc.	254	6,139
Houlihan Lokey, Inc.	601	52,383
James River Group Holdings Ltd.	5,371	112,308
Kinsale Capital Group, Inc.	33	8,630

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 97.8% (a) (Continued)
Financials — 6.2% (Continued)
Lakeland Financial Corp.	28	$2,043
Metrocity Bankshares, Inc.	600	12,978
Metropolitan Bank Holding Corp. (b)	69	4,048
National Bank Holdings Corp. - Class A	217	9,129
NMI Holdings, Inc. - Class A (b)	480	10,032
Open Lending Corp. - Class A (b)	1,847	12,467
Origin Bancorp, Inc.	177	6,496
Regional Management Corp.	401	11,260
RLI Corp.	50	6,564
ServisFirst Bancshares, Inc.	192	13,231
Silvergate Capital Corp. - Class A (b)(c)	505	8,787
StepStone Group, Inc. - Class A	2,448	61,641
Texas Capital Bancshares, Inc. (b)	1,966	118,569
The Bank of NT Butterfield & Son Ltd.	320	9,539
Triumph Financial, Inc. (b)	2,008	98,131
Universal Insurance Holdings, Inc.	462	4,893
Veritex Holdings, Inc.	506	14,208
Westamerica BanCorp	850	50,159
		1,400,017
Health Care — 29.6%
Adaptive Biotechnologies Corp. (b)	625	4,775
Agenus, Inc. (b)	4,999	11,998
Akoya Biosciences, Inc. (b)	6,636	63,507
Alector, Inc. (b)	1,239	11,436
Alignment Healthcare, Inc. (b)	2,457	28,894
Alkermes PLC (b)	2,710	70,812
ALX Oncology Holdings, Inc. (b)	442	4,981
Amedisys, Inc. (b)	1,595	133,246
American Well Corp. - Class A (b)	21,331	60,367
AMN Healthcare Services, Inc. (b)	683	70,226

	Shares	Value
Amneal Pharmaceuticals, Inc. (b)	2,432	$4,840
Amphastar Pharmaceuticals, Inc. (b)	440	12,329
Anavex Life Sciences Corp. (b)	216	2,000
Apellis Pharmaceuticals, Inc. (b)	127	6,567
Apollo Medical Holdings, Inc. (b)	798	23,613
Arcus Biosciences, Inc. (b)	2,533	52,382
Arrowhead Pharmaceuticals, Inc. (b)	462	18,739
Arvinas, Inc. (b)	393	13,444
Atea Pharmaceuticals, Inc. (b)	271	1,303
AtriCure, Inc. (b)	70	3,107
Avid Bioservices, Inc. (b)	13,986	192,587
Beam Therapeutics, Inc. (b)	2,241	87,646
BioCryst Pharmaceuticals, Inc. (b)	139	1,596
Biohaven Ltd. (b)	43	597
BioLife Solutions, Inc. (b)	9,233	168,041
Bluebird Bio, Inc. (b)	11,774	81,476
Blueprint Medicines Corp. (b)	203	8,893
Bridgebio Pharma, Inc. (b)	742	5,654
CareDx, Inc. (b)	313	3,571
Caribou Biosciences, Inc. (b)	5,706	35,834
Castle Biosciences, Inc. (b)	5,623	132,365
Catalyst Pharmaceuticals, Inc. (b)	1,636	30,430
Certara, Inc. (b)	4,541	72,974
Cerus Corp. (b)	3,583	13,078
Chemed Corp.	68	34,709
Collegium Pharmaceutical, Inc. (b)	1,242	28,814
CONMED Corp.	2,715	240,658
Corcept Therapeutics, Inc. (b)	1,135	23,052
CryoPort, Inc. (b)	5,529	95,928
CytoSorbents Corp. (b)	4,987	7,730
Denali Therapeutics, Inc. (b)	712	19,801

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 97.8% (a) (Continued)
Health Care — 29.6% (Continued)
Dynavax Technologies Corp. (b)	1,248	$13,279
Eagle Pharmaceuticals, Inc. (b)	130	3,800
Evolent Health, Inc. - Class A (b)	411	11,541
Fate Therapeutics, Inc. (b)	757	7,638
Globus Medical, Inc. - Class A (b)	217	16,117
Haemonetics Corp. (b)	208	16,359
Halozyme Therapeutics, Inc. (b)	2,045	116,360
Harmony Biosciences Holdings, Inc. (b)	83	4,573
Harvard Bioscience, Inc. (b)	55,586	153,973
Health Catalyst, Inc. (b)	9,115	96,892
Heron Therapeutics, Inc. (b)	2,098	5,245
iCAD, Inc. (b)	8,331	15,246
ImmunoGen, Inc. (b)	14,013	69,504
Inari Medical, Inc. (b)	225	14,301
Inhibrx, Inc. (b)	199	4,903
Innoviva, Inc. (b)	2,869	38,014
Inspire Medical Systems, Inc. (b)	337	84,884
Intellia Therapeutics, Inc. (b)	1,549	54,045
Intercept Pharmaceuticals, Inc. (b)	92	1,138
Intra-Cellular Therapies, Inc. (b)	369	19,527
Invitae Corp. (b)	1,225	2,278
iRadimed Corp.	120	3,395
iRhythm Technologies, Inc. (b)	88	8,243
Ironwood Pharmaceuticals, Inc. - Class A (b)	4,693	58,146
Karuna Therapeutics, Inc. (b)	176	34,584
Karyopharm Therapeutics, Inc. (b)	1,071	3,641
Kezar Life Sciences, Inc. (b)	7,133	50,216
Kiniksa Pharmaceuticals Ltd. - Class A (b)	6,481	97,085

	Shares	Value
Lantheus Holdings, Inc. (b)	799	$40,717
LeMaitre Vascular, Inc.	6,548	301,339
LHC Group, Inc. (b)	1,261	203,891
MaxCyte, Inc. (b)	7,124	38,897
Medpace Holdings, Inc. (b)	1,794	381,064
Merit Medical Systems, Inc. (b)	159	11,229
Mesa Laboratories, Inc.	1,563	259,786
ModivCare, Inc. (b)	140	12,562
Morphic Holding, Inc. (b)	100	2,675
Neogen Corp. (b)	6,396	97,411
Nurix Therapeutics, Inc. (b)	394	4,326
NuVasive, Inc. (b)	28	1,155
Olink Holding AB - ADR (b)(c)	6,633	168,346
Omnicell, Inc. (b)	183	9,227
Option Care Health, Inc. (b)	53	1,595
Organogenesis Holdings, Inc. (b)	1,356	3,648
OrthoPediatrics Corp. (b)	4,555	180,970
Pacific Biosciences of California, Inc. (b)	147	1,202
Pacira BioSciences, Inc. (b)	202	7,799
PetIQ, Inc. (b)	167	1,540
Phreesia, Inc. (b)	476	15,403
Pliant Therapeutics, Inc. (b)	4,033	77,958
Privia Health Group, Inc. (b)	948	21,529
Progyny, Inc. (b)	1,676	52,207
Prothena Corp. PLC (b)	1,762	106,160
Quanterix Corp. (b)	5,503	76,217
QuidelOrtho Corp. (b)	131	11,223
R1 RCM, Inc. (b)	2,419	26,488
RAPT Therapeutics, Inc. (b)	385	7,623
REGENXBIO, Inc. (b)	1,188	26,944
Relay Therapeutics, Inc. (b)	241	3,601
Relmada Therapeutics, Inc. (b)	385	1,344
Repligen Corp. (b)	1,670	282,748
Revance Therapeutics, Inc. (b)	2,482	45,818
Rigel Pharmaceuticals, Inc. (b)	1,532	2,298

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 97.8% (a) (Continued)
Health Care — 29.6% (Continued)
Rocket Pharmaceuticals, Inc. (b)	234	$4,579
Sangamo Therapeutics, Inc. (b)	644	2,022
Schrodinger, Inc. (b)	266	4,972
Seer, Inc. (b)	1,109	6,432
Select Medical Holdings Corp.	423	10,503
Shockwave Medical, Inc. (b)	466	95,814
SI-BONE, Inc. (b)	9,838	133,797
SIGA Technologies, Inc.	763	5,616
Silk Road Medical, Inc. (b)	1,542	81,495
Simulations Plus, Inc.	6,105	223,260
STAAR Surgical Co. (b)	967	46,938
Stoke Therapeutics, Inc. (b)	7,100	65,533
Surgery Partners, Inc. (b)	379	10,559
Tactile Systems Technology, Inc. (b)	840	9,643
TG Therapeutics, Inc. (b)	1,931	22,844
The Ensign Group, Inc.	1,066	100,854
The Pennant Group, Inc. (b)	117	1,285
Twist Bioscience Corp. (b)	423	10,072
Utah Medical Products, Inc.	67	6,736
Veracyte, Inc. (b)	2,936	69,671
Vericel Corp. (b)	3,171	83,524
ViewRay, Inc. (b)	1,214	5,439
Xencor, Inc. (b)	2,559	66,636
Xenon Pharmaceuticals, Inc. (b)	2,857	112,652
Zentalis Pharmaceuticals, Inc. (b)	141	2,840
Zymeworks, Inc. (b)(c)	10,913	85,776
		6,645,359
Industrials — 12.7%
AAON, Inc.	327	24,630
ACV Auctions, Inc. - Class A (b)	371	3,046
Aerojet Rocketdyne Holdings, Inc. (b)	1,032	57,720
Alta Equipment Group, Inc.	15,519	204,696
Ameresco, Inc. - Class A (b)	220	12,571
Apogee Enterprises, Inc.	235	10,448

	Shares	Value
Applied Industrial Technologies, Inc.	60	$7,562
Aris Water Solution, Inc. - Class A	6,848	98,680
Array Technologies, Inc. (b)	1,116	21,572
ASGN, Inc. (b)	18	1,467
Atkore, Inc. (b)	669	75,878
Barrett Business Services, Inc.	291	27,144
Bloom Energy Corp. - Class A (b)	1,674	32,007
Boise Cascade Co.	268	18,404
Casella Waste Systems, Inc. - Class A (b)	1,260	99,931
Chart Industries, Inc. (b)	72	8,297
Columbus McKinnon Corp.	6,000	194,820
Comfort Systems USA, Inc.	368	42,350
Desktop Metal, Inc. - Class A (b)	686	933
EMCOR Group, Inc.	739	109,453
Energy Recovery, Inc. (b)	1,346	27,580
Exponent, Inc.	171	16,944
First Advantage Corp. (b)	240	3,120
Forward Air Corp.	248	26,013
Franklin Covey Co. (b)	1,491	69,734
FuelCell Energy, Inc. (b)(c)	1,818	5,054
Heidrick & Struggles International, Inc.	71	1,986
Herc Holdings, Inc.	30	3,947
Heritage-Crystal Clean, Inc. (b)	353	11,466
Hudson Technologies, Inc. (b)	2,775	28,083
Insperity, Inc.	197	22,379
Janus International Group, Inc. (b)	1,054	10,034
Korn Ferry	820	41,508
Luxfer Holdings PLC	5,490	75,323
Marten Transport Ltd.	1,163	23,004
Masonite International Corp. (b)	102	8,222
MasTec, Inc. (b)	39	3,328
Mercury Systems, Inc. (b)	5,350	239,359
Mueller Industries, Inc.	1,216	71,744

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 97.8% (a) (Continued)
Industrials — 12.7% (Continued)
PAM Transportation Services, Inc. (b)	153	$3,963
PGT Innovations, Inc. (b)	164	2,945
Rush Enterprises, Inc. - Class A	2,305	120,505
Saia, Inc. (b)	1,169	245,116
Shoals Technologies Group, Inc. - Class A (b)	1,492	36,808
Simpson Manufacturing Co., Inc.	876	77,666
SiteOne Landscape Supply, Inc. (b)	1,175	137,851
SP Plus Corp. (b)	1,092	37,914
Stem, Inc. (b)	967	8,645
Sterling Infrastructure, Inc. (b)	312	10,233
Terex Corp.	117	4,998
Tetra Tech, Inc.	118	17,132
The AZEK Co., Inc. (b)	7,200	146,304
The Brink’s Co.	45	2,417
TPI Composites, Inc. (b)	690	6,996
TriNet Group, Inc. (b)	638	43,256
Trinity Industries, Inc.	854	25,253
UFP Industries, Inc.	1,206	95,576
Upwork, Inc. (b)	1,010	10,544
V2X, Inc. (b)	82	3,386
Veritiv Corp.	533	64,871
Watts Water Technologies, Inc. - Class A	49	7,165
Werner Enterprises, Inc.	155	6,240
		2,856,221
Information Technology — 22.4%
8x8, Inc. (b)	2,898	12,519
908 Devices, Inc. (b)	8,810	67,132
A10 Networks, Inc.	4,116	68,449
ADTRAN Holdings, Inc.	868	16,310
Amkor Technology, Inc.	1,900	45,562
Amplitude, Inc. - Class A (b)	701	8,468
Appfolio, Inc. - Class A (b)	1,353	142,579
Asana, Inc. - Class A (b)	520	7,161
AvidXchange Holdings, Inc. (b)	510	5,070

	Shares	Value
Axcelis Technologies, Inc. (b)	1,048	$83,169
AXT, Inc. (b)	8,871	38,855
Badger Meter, Inc.	390	42,522
Belden, Inc.	479	34,440
BigCommerce Holdings, Inc. (b)	838	7,324
Blackline, Inc. (b)	211	14,194
Box, Inc. - Class A (b)	511	15,907
Calix, Inc. (b)	543	37,158
Cass Information Systems, Inc.	499	22,864
CEVA, Inc. (b)	7,290	186,478
Coherent Corp. (b)	378	13,268
Computer Task Group, Inc. (b)	4,664	35,260
Consensus Cloud Solutions, Inc. (b)	111	5,967
CTS Corp.	289	11,392
Diebold Nixdorf, Inc. (b)	3,036	4,311
Digital Turbine, Inc. (b)	925	14,097
Diodes, Inc. (b)	49	3,731
Domo, Inc. - Class B (b)	277	3,945
DoubleVerify Holdings, Inc. (b)	5,869	128,883
Edgio, Inc. (b)	54,960	62,105
Endava PLC - ADR (b)	2,700	206,550
EngageSmart, Inc. (b)	230	4,048
Enphase Energy, Inc. (b)	17	4,504
Everbridge, Inc. (b)	250	7,395
Evo Payments, Inc. - Class A (b)	12,020	406,757
ExlService Holdings, Inc. (b)	470	79,632
Fabrinet (b)	329	42,184
Flywire Corp. (b)	288	7,047
Grid Dynamics Holdings, Inc. (b)	6,903	77,452
Harmonic, Inc. (b)	5,734	75,115
I3 Verticals, Inc. - Class A (b)	4,808	117,027
indie Semiconductor, Inc. - Class A (b)	8,036	46,850
Insight Enterprises, Inc. (b)	48	4,813

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 97.8% (a) (Continued)
Information Technology — 22.4% (Continued)
InterDigital, Inc.	514	$25,433
International Money Express, Inc. (b)	916	22,323
KnowBe4, Inc. - Class A (b)	1,286	31,867
Lattice Semiconductor Corp. (b)	491	31,856
LivePerson, Inc. (b)	707	7,169
MACOM Technology Solutions Holdings, Inc. (b)	1,033	65,058
Marqeta, Inc. - Class A (b)	5,901	36,055
Maximus, Inc.	297	21,779
MaxLinear, Inc. (b)	698	23,697
Model N, Inc. (b)	535	21,700
nLight, Inc. (b)	6,321	64,095
Novanta, Inc. (b)	30	4,076
Onto Innovation, Inc. (b)	280	19,065
PagerDuty, Inc. (b)	1,085	28,818
Pegasystems, Inc.	2,805	96,043
Photronics, Inc. (b)	648	10,906
Plexus Corp. (b)	257	26,453
PowerSchool Holdings, Inc. - Class A (b)	848	19,572
PROS Holdings, Inc. (b)	6,850	166,181
Q2 Holdings, Inc. (b)	227	6,100
Qualys, Inc. (b)	2,941	330,068
Radware Ltd. (b)	7,331	144,787
Rambus, Inc. (b)	1,307	46,817
Remitly Global, Inc. (b)	1,079	12,355
Repay Holdings Corp. (b)	19,325	155,566
Sabre Corp. (b)	1,534	9,480
Sapiens International Corp. NV	1,282	23,691
Silicon Laboratories, Inc. (b)	1,397	189,531
Sprout Social, Inc. - Class A (b)	1,024	57,815
SPS Commerce, Inc. (b)	180	23,117
StoneCo Ltd. - Class A (b)	4,379	41,338
Sumo Logic, Inc. (b)	304	2,462
Super Micro Computer, Inc. (b)	351	28,817
Synaptics, Inc. (b)	141	13,418
Tenable Holdings, Inc. (b)	540	20,601

	Shares	Value
The Hackett Group, Inc.	928	$18,903
Varonis Systems, Inc. (b)	218	5,219
Veeco Instruments, Inc. (b)	8,947	166,235
Verra Mobility Corp. (b)	315	4,357
WNS Holdings Ltd. - ADR (b)	6,128	490,179
Workiva, Inc. (b)	3,733	313,460
		5,044,956
Materials — 2.6%
American Vanguard Corp.	33	716
Aspen Aerogels, Inc. (b)	480	5,659
ATI, Inc. (b)	347	10,361
Balchem Corp.	172	21,003
Cabot Corp.	329	21,990
Chase Corp.	210	18,115
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	840	—
Greif, Inc. - Class A	490	32,860
Greif, Inc. - Class B	36	2,816
Ingevity Corp. (b)	661	46,561
Innospec, Inc.	310	31,887
Livent Corp. (b)	791	15,717
Materion Corp.	2,255	197,335
Quaker Chemical Corp.	1,066	177,915
Tredegar Corp.	430	4,395
		587,330
Real Estate — 0.4%
Essential Properties Realty Trust, Inc.	748	17,555
Gladstone Commercial Corp.	320	5,920
Marcus & Millichap, Inc.	113	3,893
Outfront Media, Inc.	2,029	33,641
Redfin Corp. (b)	203	861
The RMR Group, Inc. - Class A	624	17,628
Universal Health Realty Income Trust	80	3,818
		83,316
Utilities — 0.8%
American States Water Co.	96	8,885
Brookfield Infrastructure Corp. - Class A	2,068	80,445

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 97.8% (a) (Continued)
Utilities — 0.8% (Continued)
Clearway Energy, Inc. - Class A	1,215	$36,353
Global Water Resources, Inc.	343	4,555
Otter Tail Corp.	527	30,940
Sunnova Energy International, Inc. (b)	1,312	23,629
Via Renewables, Inc.	588	3,005
		187,812
Total Common Stocks (Cost $21,431,317)		21,978,710

Total Investments at Value — 97.8% (Cost $21,431,317)		21,978,710
Other Assets in Excess of Liabilities — 2.2%		504,254
Net Assets — 100.0%		$22,482,964

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2022. The total fair value of securities on loan at December 31, 2022 was $346,842 (Note 8).
(d)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2022, representing 0.0% of net assets.

(e)	Illiquid security. The total value of such securities is $0 as of December 31, 2022, representing 0.0% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a)
Communication Services — 0.9%
Bandwidth, Inc. - Class A (b)	760	$17,442
Clear Channel Outdoor Holdings, Inc. (b)	4,800	5,040
Emerald Holding, Inc. (b)	2,900	10,266
Iridium Communications, Inc. (b)	900	46,260
Liberty Latin America Ltd. - Class A (b)	1,545	11,634
Liberty Latin America Ltd. - Class C (b)	2,785	21,166
Live Nation Entertainment, Inc. (b)	424	29,570
Magnite, Inc. (b)	1,679	17,780
Outbrain, Inc. (b)	1,350	4,887
Stagwell, Inc. (b)	4,000	24,840
TEGNA, Inc.	715	15,151
Thryv Holdings, Inc. (b)	350	6,650
		210,686
Consumer Discretionary — 10.3%
2U, Inc. (b)	2,315	14,515
Academy Sports & Outdoors, Inc.	2,110	110,859
Adient PLC (b)	1,000	34,690
Asbury Automotive Group, Inc. (b)	139	24,916
Bally’s Corp. (b)	410	7,946
Big 5 Sporting Goods Corp. (c)	60	530
Bloomin’ Brands, Inc.	1,600	32,192
Bluegreen Vacations Holding Corp.	1,070	26,707
Boot Barn Holdings, Inc. (b)	420	26,258
Brinker International, Inc. (b)	720	22,975
Carter’s, Inc.	100	7,461
Century Casinos, Inc. (b)	670	4,710
Century Communities, Inc.	1,246	62,312
Dave & Buster’s Entertainment, Inc. (b)	150	5,316
Destination XL Group, Inc. (b)	2,320	15,660
Dine Brands Global, Inc.	310	20,026

	Shares	Value
El Pollo Loco Holdings, Inc.	990	$9,860
Funko, Inc. - Class A (b)	1,300	14,183
Genesco, Inc. (b)	330	15,187
G-III Apparel Group Ltd. (b)	1,900	26,049
Graham Holdings Co. - Class B	10	6,042
Green Brick Partners, Inc. (b)	5,076	122,991
Group 1 Automotive, Inc.	267	48,159
Hanesbrands, Inc.	8,855	56,318
Haverty Furniture Cos., Inc.	1,065	31,843
Hibbett, Inc.	330	22,513
Hooker Furnishings Corp.	1,100	20,570
International Game Technology PLC	450	10,206
Jack in the Box, Inc.	120	8,188
JAKKS Pacific, Inc. (b)	897	15,689
Johnson Outdoors, Inc. - Class A	1,125	74,385
KB Home	2,590	82,491
Kontoor Brands, Inc.	210	8,398
Lakeland Industries, Inc. (b)	700	9,310
Latham Group, Inc. (b)	4,300	13,846
Laureate Education, Inc.	3,685	35,450
La-Z-Boy, Inc.	900	20,538
Legacy Housing Corp. (b)	2,480	47,021
Lindblad Expeditions Holdings, Inc. (b)	1,530	11,781
LL Flooring Holdings, Inc. (b)	3,300	18,546
M/I Homes, Inc. (b)	1,040	48,027
Macy’s, Inc.	600	12,390
MarineMax, Inc. (b)	810	25,288
Meritage Homes Corp. (b)	554	51,079
Modine Manufacturing Co. (b)	240	4,766
Movado Group, Inc.	930	29,992
OneWater Marine, Inc. - Class A (b)	920	26,312
Oxford Industries, Inc.	530	49,385
Perdoceo Education Corp. (b)	1,660	23,074

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Consumer Discretionary — 10.3% (Continued)
Qurate Retail, Inc. - Class A (b)	1,410	$2,298
Red Rock Resorts, Inc. - Class A	9,579	383,256
Rent-A-Center, Inc.	1,550	34,953
Rocky Brands, Inc.	3,002	70,907
Ruth’s Hospitality Group, Inc.	1,100	17,028
SeaWorld Entertainment, Inc. (b)	490	26,220
Shoe Carnival, Inc.	138	3,300
Signet Jewelers Ltd.	423	28,764
Sleep Number Corp. (b)	160	4,157
Sonic Automotive, Inc. - Class A	700	34,489
Steven Madden Ltd.	700	22,372
Taylor Morrison Home Corp. (b)	600	18,210
The Aaron’s Co., Inc.	6,280	75,046
The Cato Corp. - Class A	1,600	14,928
The Cheesecake Factory, Inc. (c)	358	11,352
The Goodyear Tire & Rubber Co. (b)	1,500	15,225
The RealReal, Inc. (b)	1,610	2,013
Thor Industries, Inc.	340	25,667
Travel + Leisure Co.	620	22,568
TravelCenters of America, Inc. (b)	500	22,390
Tri Pointe Homes, Inc. (b)	945	17,568
Urban Outfitters, Inc. (b)	320	7,632
Vail Resorts, Inc.	445	106,066
Vera Bradley, Inc. (b)	3,320	15,040
Vista Outdoor, Inc. (b)	1,517	36,969
Vivint Smart Home, Inc. (b)	910	10,829
Winnebago Industries, Inc.	140	7,378
Wolverine World Wide, Inc.	4,984	54,475
WW International, Inc. (b)	1,107	4,273
Zumiez, Inc. (b)	400	8,696
		2,521,019
Consumer Staples — 4.1%
B&G Foods, Inc. (c)	1,740	19,401
Cal-Maine Foods, Inc.	3,980	216,711

	Shares	Value
Central Garden & Pet Co. (b)	400	$14,980
Herbalife Nutrition Ltd. (b)	1,600	23,808
Ingles Markets, Inc. - Class A	120	11,575
Inter Parfums, Inc.	60	5,791
Lancaster Colony Corp.	939	185,265
Medifast, Inc.	180	20,763
Natural Grocers by Vitamin Cottage, Inc.	1,940	17,732
Nu Skin Enterprises, Inc. - Class A	485	20,448
Oil-Dri Corp of America	896	30,052
Post Holdings, Inc. (b)	1,173	105,875
Seaboard Corp.	33	124,582
The Andersons, Inc.	600	20,994
The Chefs’ Warehouse, Inc. (b)	2,320	77,209
The Simply Good Foods Co. (b)	740	28,142
United Natural Foods, Inc. (b)	725	28,065
USANA Health Sciences, Inc. (b)	410	21,812
Vector Group Ltd.	526	6,238
Village Super Market, Inc. - Class A	610	14,207
		993,650
Energy — 7.4%
Alto Ingredients, Inc. (b)	1,800	5,184
Berry Corp.	5,630	45,040
Bristow Group, Inc. (b)	430	11,666
California Resources Corp.	2,460	107,035
Centrus Energy Corp. - Class A (b)	1,547	50,247
ChampionX Corp.	760	22,032
Chord Energy Corp.	664	90,842
Civitas Resources, Inc.	4,124	238,903
Clean Energy Fuels Corp. (b)	4,790	24,908
CNX Resources Corp. (b)	1,785	30,059
CONSOL Energy, Inc.	590	38,350
Crescent Energy Co. - Class A	2,600	31,174

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Energy — 7.4% (Continued)
Denbury, Inc. (b)	200	$17,404
DHT Holdings, Inc.	6,340	56,299
Dorian LPG Ltd.	200	3,790
Dril-Quip, Inc. (b)	1,300	35,321
Equitrans Midstream Corp.	6,410	42,947
Expro Group Holdings NV (b)	1,670	30,277
Golar LNG Ltd. (b)	2,450	55,836
Helix Energy Solutions Group, Inc. (b)	3,630	26,789
Helmerich & Payne, Inc.	530	26,272
International Seaways, Inc.	220	8,144
Kinetik Holdings, Inc. (c)	700	23,156
Kosmos Energy Ltd. (b)	5,800	36,888
Laredo Petroleum, Inc. (b)	410	21,082
Liberty Energy, Inc.	1,300	20,813
Magnolia Oil & Gas Corp. - Class A	905	21,222
Murphy Oil Corp.	1,670	71,827
National Energy Services Reunited Corp. (b)	4,040	28,038
Newpark Resources, Inc. (b)	5,540	22,991
NexTier Oilfield Solutions, Inc. (b)	2,300	21,252
Noble Corp. PLC (b)	300	11,313
Northern Oil and Gas, Inc.	900	27,738
Par Pacific Holdings, Inc. (b)	1,100	25,575
PBF Energy, Inc. - Class A	470	19,166
Permian Resources Corp.	9,170	86,198
Precision Drilling Corp. (b)	350	26,845
ProPetro Holding Corp. (b)	1,800	18,666
Ranger Oil Corp. - Class A	660	26,684
REX American Resources Corp. (b)	1,275	40,622
Scorpio Tankers, Inc.	140	7,528
SFL Corp. Ltd.	5,260	48,497
Solaris Oilfield Infrastructure, Inc. - Class A	1,900	18,867
Talos Energy, Inc. (b)	1,000	18,880
TechnipFMC PLC (b)	1,500	18,285

	Shares	Value
Teekay Tankers Ltd. - Class A (b)	840	$25,880
Tidewater, Inc. (b)	820	30,217
US Silica Holdings, Inc. (b)	360	4,500
Vertex Energy, Inc. (b)	3,600	22,320
World Fuel Services Corp.	2,220	60,673
		1,804,242
Financials — 31.3%
1st Source Corp.	320	16,989
ACNB Corp.	200	7,962
Amerant Bancorp, Inc.	1,584	42,515
American Equity Investment Life Holding Co.	1,160	52,919
Ameris Bancorp	400	18,856
Apollo Commercial Real Estate Finance, Inc.	5,850	62,946
Artisan Partners Asset Management, Inc. - Class A	800	23,760
Associated Banc-Corp	2,928	67,608
Assured Guaranty Ltd.	565	35,177
Axis Capital Holdings Ltd.	460	24,918
B Riley Financial, Inc.	200	6,840
BancFirst Corp.	555	48,940
Bank of Marin Bancorp	260	8,549
Bank OZK	7,294	292,198
BankUnited, Inc.	1,874	63,660
Banner Corp.	360	22,752
BayCom Corp.	1,090	20,688
BCB Bancorp, Inc.	400	7,196
Berkshire Hills Bancorp, Inc.	1,870	55,913
BGC Partners, Inc. - Class A	1,390	5,240
Blackstone Mortgage Trust, Inc. - Class A	475	10,056
BOK Financial Corp.	1,543	160,148
Bread Financial Holdings, Inc.	2,330	87,748
Bridgewater Bancshares, Inc. (b)	500	8,870
Brighthouse Financial, Inc. (b)	400	20,508
BrightSpire Capital, Inc.	1,300	8,099

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Financials — 31.3% (Continued)
Brookline Bancorp, Inc.	5,220	$73,863
Cadence Bank	680	16,769
Camden National Corp.	400	16,676
Capitol Federal Financial, Inc.	2,100	18,165
Cathay General Bancorp	5,107	208,315
Central Pacific Financial Corp.	1,300	26,364
Central Valley Community Bancorp	400	8,472
City Holding Co.	499	46,452
Civista Bancshares, Inc.	400	8,804
CNB Financial Corp.	400	9,516
CNO Financial Group, Inc.	1,600	36,560
Columbia Banking System, Inc.	2,520	75,928
Community Bank System, Inc.	610	38,399
Community Trust Bancorp, Inc.	425	19,520
ConnectOne Bancorp, Inc.	1,400	33,894
CrossFirst Bankshares, Inc. (b)	1,375	17,064
Customers Bancorp, Inc. (b)	1,100	31,174
CVB Financial Corp.	2,765	71,199
Diamond Hill Investment Group, Inc.	90	16,652
Eagle Bancorp, Inc.	840	37,019
Eastern Bankshares, Inc.	2,545	43,901
eHealth, Inc. (b)	710	3,436
Employers Holdings, Inc.	1,605	69,224
Enact Holdings, Inc.	600	14,472
Enova International, Inc. (b)	260	9,976
Enstar Group Ltd. (b)	936	216,253
Enterprise Financial Services Corp.	400	19,584
Esquire Financial Holdings, Inc.	910	39,367
Essent Group Ltd.	3,215	124,999
Evercore, Inc. - Class A	300	32,724
FB Financial Corp.	643	23,238
Federated Hermes, Inc.	855	31,045
Financial Institutions, Inc.	350	8,526

	Shares	Value
First Bancorp	670	$28,703
First BanCorp	7,315	93,047
First Busey Corp.	1,100	27,192
First Business Financial Services, Inc.	300	10,965
First Community Bankshares, Inc.	2,304	78,106
First Financial Bancorp	1,175	28,470
First Financial Corp.	931	42,900
First Hawaiian, Inc.	1,300	33,852
First Internet Bancorp	600	14,568
First Interstate BancSystem, Inc. - Class A	4,186	161,789
First Merchants Corp.	1,220	50,154
First Mid Bancshares, Inc.	200	6,416
FirstCash Holdings, Inc.	180	15,644
Flushing Financial Corp.	1,340	25,969
FNB Corp.	2,010	26,230
FS Bancorp, Inc.	260	8,694
Fulton Financial Corp.	2,540	42,748
Genworth Financial, Inc. - Class A (b)	13,310	70,410
Granite Point Mortgage Trust, Inc.	900	4,824
Great Ajax Corp.	813	5,894
Great Southern Bancorp, Inc.	720	42,833
Greenhill & Co., Inc.	1,690	17,322
Greenlight Capital Re Ltd. - Class A (b)	1,000	8,150
Hancock Whitney Corp.	2,096	101,425
Hanmi Financial Corp.	1,500	37,125
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,225	35,500
Heartland Financial USA, Inc.	110	5,128
Heritage Commerce Corp.	3,270	42,510
Hilltop Holdings, Inc.	1,100	33,011
Home Bancorp, Inc.	200	8,006
Home BancShares, Inc.	2,320	52,873
HomeStreet, Inc.	1,200	33,096
Hope Bancorp, Inc.	7,115	91,143

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Financials — 31.3% (Continued)
Horace Mann Educators Corp.	840	$31,391
Horizon Bancorp, Inc.	1,020	15,382
Independent Bank Corp.	1,863	44,563
International Bancshares Corp.	2,810	128,586
Investar Holding Corp.	500	10,765
Jackson Financial, Inc. - Class A	2,820	98,108
Janus Henderson Group PLC	1,400	32,928
Kearny Financial Corp.	1,400	14,210
Kemper Corp.	600	29,520
Lakeland Bancorp, Inc.	1,400	24,654
Live Oak Bancshares, Inc.	8,900	268,780
Luther Burbank Corp.	700	7,777
Macatawa Bank Corp.	2,380	26,251
Mercantile Bank Corp.	1,423	47,642
Merchants Bancorp	400	9,728
Mercury General Corp.	500	17,100
MFA Financial, Inc.	845	8,323
MGIC Investment Corp.	2,000	26,000
Midland States Bancorp, Inc.	700	18,634
MidWestOne Financial Group, Inc.	270	8,572
Mr. Cooper Group, Inc. (b)	5,012	201,132
National Bank Holdings Corp. - Class A	245	10,307
National Bankshares, Inc.	200	8,060
National Western Life Group, Inc. - Class A	179	50,299
Navient Corp.	2,150	35,368
NBT Bancorp, Inc.	1,018	44,202
New York Community Bancorp, Inc.	3,600	30,960
New York Mortgage Trust, Inc.	6,300	16,128
NMI Holdings, Inc. - Class A (b)	2,075	43,368
Northeast Bank	200	8,420
Northeast Community Bancorp, Inc.	700	10,444

	Shares	Value
Northfield Bancorp, Inc.	1,200	$18,876
Northrim BanCorp, Inc.	200	10,914
OceanFirst Financial Corp.	1,550	32,938
OFG Bancorp	1,218	33,568
Old National Bancorp	5,430	97,631
Oppenheimer Holdings, Inc. - Class A	695	29,419
Orrstown Financial Services, Inc.	1,040	24,086
Pacific Premier Bancorp, Inc.	600	18,936
PacWest Bancorp	1,500	34,425
Parke Bancorp, Inc.	860	17,836
Pathward Financial, Inc.	120	5,166
PCB Bancorp	700	12,383
Peoples Financial Services Corp.	1,340	69,466
Perella Weinberg Partners	1,900	18,620
Popular, Inc.	530	35,150
Preferred Bank	670	49,995
Premier Financial Corp.	2,471	66,643
Primerica, Inc.	70	9,927
Primis Financial Corp.	700	8,295
PROG Holdings, Inc. (b)	3,423	57,814
Prosperity Bancshares, Inc.	209	15,190
Provident Bancorp, Inc.	1,180	8,590
Provident Financial Services, Inc.	3,626	77,451
Radian Group, Inc.	2,630	50,154
RBB Bancorp	390	8,132
Redwood Trust, Inc.	1,945	13,148
Regional Management Corp.	2,449	68,768
Republic Bancorp, Inc. - Class A	250	10,230
S&T Bancorp, Inc.	440	15,039
Safety Insurance Group, Inc.	200	16,852
Sandy Spring Bancorp, Inc.	1,240	43,685
Seacoast Banking Corp. of Florida	260	8,109
Selective Insurance Group, Inc.	405	35,887
Selectquote, Inc. (b)	10,500	7,055
Sierra Bancorp	500	10,620

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Financials — 31.3% (Continued)
Silvercrest Asset Management Group, Inc. - Class A	500	$9,385
Silvergate Capital Corp. - Class A (b)(c)	160	2,784
Simmons First National Corp. - Class A	1,630	35,175
SiriusPoint Ltd. (b)	4,900	28,910
SLM Corp.	2,100	34,860
South Plains Financial, Inc.	430	11,838
Southern First Bancshares, Inc. (b)	190	8,693
Southern Missouri Bancorp, Inc.	200	9,166
Southside Bancshares, Inc.	360	12,956
Stellar Bancorp, Inc.	830	24,452
StepStone Group, Inc. - Class A	660	16,619
Stewart Information Services Corp.	600	25,638
Stifel Financial Corp.	392	22,881
Summit Financial Group, Inc.	180	4,480
Territorial Bancorp, Inc.	500	12,005
Texas Capital Bancshares, Inc. (b)	620	37,392
The Bank of NT Butterfield & Son Ltd.	290	8,645
The Community Financial Corp.	100	3,990
The First of Long Island Corp.	520	9,360
Towne Bank	600	18,504
TPG RE Finance Trust, Inc.	1,000	6,790
Triumph Financial, Inc. (b)	2,816	137,618
TrustCo Bank Corp.	1,770	66,534
Two Harbors Investment Corp.	392	6,182
UMB Financial Corp.	200	16,704
United Bankshares, Inc.	750	30,368
United Fire Group, Inc.	283	7,743
Universal Insurance Holdings, Inc.	2,239	23,711
Univest Financial Corp.	2,934	76,665

	Shares	Value
Valley National Bancorp	1,115	$12,611
Veritex Holdings, Inc.	390	10,951
Victory Capital Holdings, Inc. - Class A	1,035	27,769
Virtu Financial, Inc. - Class A	1,700	34,697
Virtus Investment Partners, Inc.	130	24,887
Washington Federal, Inc.	4,425	148,459
Washington Trust Bancorp, Inc.	350	16,513
Waterstone Financial, Inc.	1,000	17,240
Webster Financial Corp.	4,844	229,315
Westamerica BanCorp	1,450	85,565
White Mountains Insurance Group Ltd.	20	28,287
William Penn Bancorp	400	4,848
Wintrust Financial Corp.	325	27,469
		7,660,561
Health Care — 6.2%
1Life Healthcare, Inc. (b)	452	7,553
4D Molecular Therapeutics, Inc. (b)	150	3,332
Accolade, Inc. (b)	1,030	8,024
Adaptive Biotechnologies Corp. (b)	3,400	25,976
Agios Pharmaceuticals, Inc. (b)	1,140	32,011
Allogene Therapeutics, Inc. (b)	1,300	8,177
Allscripts Healthcare Solutions, Inc. (b)	1,375	24,255
ALX Oncology Holdings, Inc. (b)	2,390	26,935
American Well Corp. - Class A (b)	6,700	18,961
Atea Pharmaceuticals, Inc. (b)	3,387	16,292
Avanos Medical, Inc. (b)	390	10,553
BioLife Solutions, Inc. (b)	220	4,004
Bioventus, Inc. - Class A (b)	480	1,253
Bluebird Bio, Inc. (b)	230	1,591
Bridgebio Pharma, Inc. (b)	1,390	10,592
Brookdale Senior Living, Inc. (b)	8,110	22,140

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Health Care — 6.2% (Continued)
Catalyst Pharmaceuticals, Inc. (b)	990	$18,414
Deciphera Pharmaceuticals, Inc. (b)	390	6,392
Editas Medicine, Inc. (b)	648	5,748
Emergent BioSolutions, Inc. (b)	2,960	34,958
Enovis Corp. (b)	4,181	223,767
Fulcrum Therapeutics, Inc. (b)	1,070	7,790
Health Catalyst, Inc. (b)	1,120	11,906
Innoviva, Inc. (b)	1,940	25,705
Integer Holdings Corp. (b)	394	26,973
Intellia Therapeutics, Inc. (b)	170	5,931
Invitae Corp. (b)	10,120	18,823
Ironwood Pharmaceuticals, Inc. - Class A (b)	2,800	34,692
Kodiak Sciences, Inc. (b)	2,680	19,189
Kronos Bio, Inc. (b)	1,320	2,138
Merit Medical Systems, Inc. (b)	150	10,593
Mersana Therapeutics, Inc. (b)	240	1,406
ModivCare, Inc. (b)	40	3,589
National HealthCare Corp.	933	55,514
Neogen Corp. (b)	2,020	30,765
NeoGenomics, Inc. (b)	1,700	15,708
Nurix Therapeutics, Inc. (b)	920	10,102
OraSure Technologies, Inc. (b)	1,180	5,688
Organogenesis Holdings, Inc. (b)	1,200	3,228
Pacific Biosciences of California, Inc. (b)	1,650	13,497
Pediatrix Medical Group, Inc. (b)	295	4,384
PetIQ, Inc. (b)	704	6,491
Phibro Animal Health Corp. - Class A	1,300	17,433
Phreesia, Inc. (b)	1,020	33,007
PMV Pharmaceuticals, Inc. (b)	320	2,784

	Shares	Value
Praxis Precision Medicines, Inc. (b)	1,990	$4,736
Premier, Inc. - Class A	1,000	34,980
Prestige Consumer Healthcare, Inc. (b)	560	35,056
Protagonist Therapeutics, Inc. (b)	530	5,782
RAPT Therapeutics, Inc. (b)	600	11,880
REGENXBIO, Inc. (b)	2,390	54,205
Relay Therapeutics, Inc. (b)	1,230	18,376
Relmada Therapeutics, Inc. (b)	790	2,757
Rocket Pharmaceuticals, Inc. (b)	200	3,914
Sage Therapeutics, Inc. (b)	250	9,535
Sangamo Therapeutics, Inc. (b)	1,490	4,679
Seer, Inc. (b)	1,940	11,252
Select Medical Holdings Corp.	1,190	29,548
Stoke Therapeutics, Inc. (b)	340	3,138
Surgery Partners, Inc. (b)	600	16,716
Sutro Biopharma, Inc. (b)	910	7,353
Tactile Systems Technology, Inc. (b)	2,690	30,881
Taro Pharmaceutical Industries Ltd. (b)	960	27,878
Twist Bioscience Corp. (b)	521	12,405
UFP Technologies, Inc. (b)	1,499	176,717
Utah Medical Products, Inc.	190	19,101
Vanda Pharmaceuticals, Inc. (b)	3,600	26,604
Veracyte, Inc. (b)	1,380	32,747
Vir Biotechnology, Inc. (b)	1,870	47,330
Xencor, Inc. (b)	200	5,208
		1,511,042
Industrials — 15.8%
ABM Industries, Inc.	1,095	48,640
ACCO Brands Corp.	4,600	25,714
ACV Auctions, Inc. - Class A (b)	1,240	10,180
Aerojet Rocketdyne Holdings, Inc. (b)	478	26,734
AerSale Corp. (b)	900	14,598

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Industrials — 15.8% (Continued)
Allegiant Travel Co. (b)	1,707	$116,059
Allied Motion Technologies, Inc.	3,747	130,433
Allison Transmission Holdings, Inc.	810	33,696
Argan, Inc.	590	21,759
Atlas Air Worldwide Holdings, Inc. (b)	210	21,168
AZZ, Inc.	1,660	66,732
Barnes Group, Inc.	600	24,510
Barrett Business Services, Inc.	270	25,186
BGSF, Inc.	310	4,749
Blue Bird Corp. (b)	1,000	10,710
BlueLinx Holdings, Inc. (b)	370	26,311
Boise Cascade Co.	680	46,696
Brady Corp. - Class A	320	15,072
Columbus McKinnon Corp.	700	22,729
Concrete Pumping Holdings, Inc. (b)	21,109	123,488
Douglas Dynamics, Inc.	2,277	82,336
Ducommun, Inc. (b)	275	13,739
EMCOR Group, Inc.	282	41,767
Encore Wire Corp.	605	83,224
Energy Recovery, Inc. (b)	4,238	86,837
Enerpac Tool Group Corp.	900	22,905
EnerSys	325	23,998
Ennis, Inc.	2,760	61,162
Esab Corp.	3,611	169,428
First Advantage Corp. (b)	7,942	103,246
Flowserve Corp.	1,230	37,736
Fluor Corp. (b)	1,100	38,126
Forward Air Corp.	240	25,174
FTAI Aviation Ltd.	2,636	45,128
Gates Industrial Corp. PLC (b)	9,328	106,432
Global Industrial Co.	289	6,800
GrafTech International Ltd.	4,600	21,896
Graham Corp.	2,333	22,443
Granite Construction, Inc.	710	24,900
Great Lakes Dredge & Dock Corp. (b)	2,410	14,339

	Shares	Value
Healthcare Services Group, Inc.	1,680	$20,160
Heartland Express, Inc.	7,170	109,988
Heidrick & Struggles International, Inc.	1,580	44,193
Heritage-Crystal Clean, Inc. (b)	1,380	44,822
Hillenbrand, Inc.	640	27,309
Insteel Industries, Inc.	400	11,008
Interface, Inc.	2,100	20,727
JELD-WEN Holding, Inc. (b)	3,200	30,880
Kelly Services, Inc. - Class A	1,300	21,970
Kforce, Inc.	400	21,932
Kimball International, Inc. - Class B	3,100	20,150
Kirby Corp. (b)	1,060	68,211
Korn Ferry	1,000	50,620
ManpowerGroup, Inc.	250	20,802
MasTec, Inc. (b)	14	1,195
Matrix Service Co. (b)	880	5,474
Matson, Inc.	1,105	69,074
Maxar Technologies, Inc.	500	25,870
Miller Industries, Inc.	600	15,996
MillerKnoll, Inc.	1,800	37,818
Moog, Inc. - Class A	325	28,522
Mueller Industries, Inc.	2,225	131,275
Mueller Water Products, Inc. - Class A	2,300	24,748
National Presto Industries, Inc.	375	25,673
PAM Transportation Services, Inc. (b)	700	18,130
PGT Innovations, Inc. (b)	410	7,364
Powell Industries, Inc.	40	1,407
Preformed Line Products Co.	100	8,329
Primoris Services Corp.	400	8,776
Proto Labs, Inc. (b)	1,300	33,189
Quanex Building Products Corp.	2,580	61,094
Radiant Logistics, Inc. (b)	4,140	21,073
Resideo Technologies, Inc. (b)	1,361	22,388
Resources Connection, Inc.	1,710	31,430

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Industrials — 15.8% (Continued)
Rush Enterprises, Inc. - Class A	1,815	$94,888
Safe Bulkers, Inc.	14,120	41,089
SP Plus Corp. (b)	320	11,110
Spirit Airlines, Inc. (b)	250	4,870
Sterling Infrastructure, Inc. (b)	270	8,856
Terex Corp.	110	4,699
The Brink’s Co.	500	26,855
The Greenbrier Cos., Inc.	960	32,189
The Timken Co.	500	35,335
Thermon Group Holdings, Inc. (b)	1,160	23,293
Trinity Industries, Inc.	610	18,038
Triton International Ltd.	684	47,046
TrueBlue, Inc. (b)	1,800	35,244
Tutor Perini Corp. (b)	3,600	27,180
UFP Industries, Inc.	770	61,022
V2X, Inc. (b)	920	37,987
Veritiv Corp.	312	37,973
Wabash National Corp.	1,150	25,990
WESCO International, Inc. (b)	2,607	326,396
Wheels Up Experience, Inc. (b)	13,860	14,276
		3,852,713
Information Technology — 9.0%
A10 Networks, Inc.	1,500	24,945
ACI Worldwide, Inc. (b)	1,600	36,800
ACM Research, Inc. - Class A (b)	4,200	32,382
Amkor Technology, Inc.	645	15,467
Avnet, Inc.	830	34,511
Axcelis Technologies, Inc. (b)	235	18,650
Belden, Inc.	1,000	71,900
Benchmark Electronics, Inc.	400	10,676
Calix, Inc. (b)	405	27,714
Cass Information Systems, Inc.	1,340	61,399
Cirrus Logic, Inc. (b)	330	24,578
Coherent Corp. (b)	1,000	35,100
CoreCard Corp. (b)	400	11,588

	Shares	Value
Diebold Nixdorf, Inc. (b)	4,210	$5,978
Diodes, Inc. (b)	260	19,796
Ebix, Inc.	1,050	20,958
eGain Corp. (b)	3,450	31,153
ePlus, Inc. (b)	405	17,933
Euronet Worldwide, Inc. (b)	350	33,033
Fastly, Inc.- Class A (b)	1,520	12,449
Insight Enterprises, Inc. (b)	295	29,580
InterDigital, Inc.	700	34,636
International Money Express, Inc. (b)	1,500	36,555
IPG Photonics Corp. (b)	370	35,028
Itron, Inc. (b)	640	32,416
Kimball Electronics, Inc. (b)	900	20,331
LiveRamp Holdings, Inc. (b)	720	16,877
MACOM Technology Solutions Holdings, Inc. (b)	470	29,601
Maximus, Inc.	300	21,999
MaxLinear, Inc. (b)	600	20,370
NCR Corp. (b)	1,200	28,092
OSI Systems, Inc. (b)	325	25,844
Paysafe Ltd. (b)	1,251	17,376
PC Connection, Inc.	705	33,064
Photronics, Inc. (b)	1,860	31,304
Plexus Corp. (b)	540	55,582
Rambus, Inc. (b)	1,455	52,118
Rimini Street, Inc. (b)	36,927	140,692
Sabre Corp. (b)	3,675	22,712
Sanmina Corp. (b)	3,437	196,906
ScanSource, Inc. (b)	960	28,051
Semtech Corp. (b)	1,200	34,428
StoneCo Ltd. - Class A (b)	6,680	63,059
Sumo Logic, Inc. (b)	1,140	9,234
Super Micro Computer, Inc. (b)	465	38,177
Telos Corp. (b)	4,700	23,923
The Hackett Group, Inc.	1,360	27,703
TTEC Holdings, Inc.	500	22,065
TTM Technologies, Inc. (b)	4,710	71,027
Verra Mobility Corp. (b)	1,500	20,745
Vishay Intertechnology, Inc.	3,980	85,849
Vishay Precision Group, Inc. (b)	1,806	69,802

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Information Technology — 9.0% (Continued)
Vontier Corp.	1,900	$36,727
WNS Holdings Ltd. - ADR (b)	3,072	245,729
Xperi, Inc. (b)	170	1,464
		2,206,076
Materials — 4.8%
AdvanSix, Inc.	650	24,713
Arconic Corp. (b)	1,000	21,160
Ashland, Inc.	1,873	201,404
Cabot Corp.	255	17,044
Chase Corp.	2,230	192,360
Clearwater Paper Corp. (b)	250	9,452
Constellium SE (b)	1,895	22,418
Ecovyst, Inc. (b)	3,685	32,649
Greif, Inc. - Class A	720	48,283
Hawkins, Inc.	300	11,580
Ingevity Corp. (b)	140	9,862
Innospec, Inc.	665	68,402
Kaiser Aluminum Corp.	300	22,788
Louisiana-Pacific Corp.	550	32,560
Mercer International, Inc.	2,100	24,444
Minerals Technologies, Inc.	340	20,645
Myers Industries, Inc.	900	20,007
NewMarket Corp.	30	9,333
Olympic Steel, Inc.	300	10,074
Rayonier Advanced Materials, Inc. (b)	2,789	26,774
Ryerson Holding Corp.	700	21,182
SunCoke Energy, Inc.	660	5,696
Taseko Mines Ltd. (b)	123,098	180,954
Tredegar Corp.	1,700	17,374
TriMas Corp.	1,727	47,907
Trinseo PLC	1,500	34,065
United States Lime & Minerals, Inc.	266	37,442
Worthington Industries, Inc.	200	9,942
		1,180,514
Real Estate — 5.9%
Acadia Realty Trust	680	9,758
Agree Realty Corp.	430	30,500
Alexander’s, Inc.	140	30,808
Apple Hospitality REIT, Inc.	2,800	44,184

	Shares	Value
Armada Hoffler Properties, Inc.	680	$7,820
Braemar Hotels & Resorts, Inc.	5,100	20,961
Corporate Office Properties Trust	480	12,451
CubeSmart	2,178	87,664
Cushman & Wakefield PLC (b)	3,000	37,380
DiamondRock Hospitality Co.	2,743	22,465
DigitalBridge Group, Inc.	2,040	22,318
Douglas Elliman, Inc.	1,500	6,105
Douglas Emmett, Inc.	2,725	42,728
Empire State Realty Trust, Inc. - Class A	11,770	79,330
Essential Properties Realty Trust, Inc.	2,532	59,426
Four Corners Property Trust, Inc.	250	6,482
Getty Realty Corp.	1,200	40,620
Healthcare Realty Trust, Inc.	510	9,828
iStar, Inc.	3,721	28,391
Jones Lang LaSalle, Inc. (b)	183	29,165
Kennedy-Wilson Holdings, Inc.	3,760	59,145
LXP Industrial Trust	1,955	19,589
Marcus & Millichap, Inc.	1,490	51,330
National Health Investors, Inc.	436	22,768
Outfront Media, Inc.	2,430	40,289
Paramount Group, Inc.	2,950	17,523
Park Hotels & Resorts, Inc.	3,000	35,370
Pebblebrook Hotel Trust	2,885	38,630
Piedmont Office Realty Trust, Inc. - Class A	2,540	23,292
Rayonier, Inc.	3,194	105,274
RE/MAX Holdings, Inc. - Class A	1,800	33,552
Retail Opportunity Investments Corp.	390	5,862
RPT Realty	865	8,685
Ryman Hospitality Properties, Inc.	1,578	129,049
Sabra Health Care REIT, Inc.	80	994

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Real Estate — 5.9% (Continued)
Safehold, Inc.	644	$18,431
Seritage Growth Properties - Class A (b)	2,850	33,716
SITE Centers Corp.	3,160	43,166
STAG Industrial, Inc.	770	24,879
The Macerich Co.	2,322	26,146
The RMR Group, Inc. - Class A	1,935	54,664
Uniti Group, Inc.	1,630	9,014
Urban Edge Properties	1,390	19,585
		1,449,337
Utilities — 3.3%
ALLETE, Inc.	530	34,190
Avista Corp.	830	36,802
Black Hills Corp.	1,130	79,484
Brookfield Infrastructure Corp. - Class A	925	35,982
Clearway Energy, Inc. - Class A	980	29,322
Hawaiian Electric Industries, Inc.	880	36,828
New Jersey Resources Corp.	430	21,337
Northwest Natural Holding Co.	830	39,500
NorthWestern Corp.	600	35,604
ONE Gas, Inc.	450	34,074
Otter Tail Corp.	1,610	94,523
PNM Resources, Inc.	765	37,324
Portland General Electric Co.	1,280	62,720
South Jersey Industries, Inc.	1,500	53,295
Southwest Gas Holdings, Inc.	530	32,797
Spire, Inc.	500	34,430

	Shares	Value
Sunnova Energy International, Inc. (b)	2,939	$52,931
UGI Corp.	1,767	65,503
		816,646
Total Common Stocks (Cost $22,024,761)		24,206,486

Total Investments at Value — 99.0% (Cost $22,024,761)		24,206,486
Other Assets in Excess of Liabilities — 1.0%		255,342
Net Assets — 100.0%		$24,461,828

Percentages are stated as a percent of net assets.

ADR — American Depository Recepit

REIT — Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2022. The total fair value of securities on loan at December 31, 2022 was $56,620 (Note 8).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a)
Communication Services — 6.8%
Activision Blizzard, Inc.	4,011	$307,042
Alphabet, Inc. - Class A (b)	31,721	2,798,744
Alphabet, Inc. - Class C (b)	28,366	2,516,915
Altice USA, Inc. - Class A (b)	1,102	5,069
AMC Entertainment Holdings, Inc. - Class A (b)(c)	2,885	11,742
AMC Networks, Inc. - Class A (b)	231	3,620
Anterix, Inc. (b)	141	4,536
AT&T, Inc.	38,220	703,630
Boston Omaha Corp. - Class A (b)	206	5,459
Bumble, Inc. - Class A (b)	510	10,736
Cable One, Inc.	29	20,644
Cardlytics, Inc. (b)	230	1,329
Cargurus, Inc. (b)	474	6,641
Cars.com, Inc. (b)	445	6,128
Charter Communications, Inc. - Class A (b)	595	201,764
Cinemark Holdings, Inc. (b)	775	6,711
Cogent Communications Holdings, Inc.	234	13,357
Comcast Corp. - Class A	22,642	791,791
Consolidated Communications Holdings, Inc. (b)	501	1,793
DISH Network Corp. - Class A (b)	1,469	20,625
EchoStar Corp. - Class A (b)	102	1,701
Electronic Arts, Inc.	1,402	171,296
Endeavor Group Holdings, Inc. - Class A (b)	966	21,774
Eventbrite, Inc. - Class A (b)	770	4,512
Fox Corp. - Class A	1,611	48,926
Fox Corp. - Class B	708	20,143
Frontier Communications Parent, Inc. (b)	1,155	29,429
Getty Images Holdings, Inc. (b)	762	4,229
Gogo, Inc. (b)	386	5,697
Gray Television, Inc.	252	2,820

	Shares	Value
IAC, Inc. (b)	432	$19,181
iHeartMedia, Inc. - Class A (b)	926	5,676
Iridium Communications, Inc. (b)	606	31,148
John Wiley & Sons, Inc. - Class A	200	8,012
Liberty Broadband Corp. - Class A (b)	97	7,357
Liberty Broadband Corp. - Class C (b)	658	50,186
Liberty Media Corp-Liberty Braves - Class C (b)	201	6,478
Liberty Media Corp-Liberty Formula One - Class A (b)	120	6,412
Liberty Media Corp-Liberty Formula One - Class C (b)	1,063	63,546
Liberty Media Corp-Liberty SiriusXM - Class A (b)	638	25,080
Liberty Media Corp-Liberty SiriusXM - Class C (b)	1,074	42,026
Lions Gate Entertainment Corp. - Class B (b)	356	1,933
Live Nation Entertainment, Inc. (b)	817	56,977
Lumen Technologies, Inc.	5,440	28,397
Madison Square Garden Entertainment Corp. (b)	192	8,634
Madison Square Garden Sports Corp.	93	17,050
Magnite, Inc. (b)	700	7,413
Match Group, Inc. (b)	1,474	61,156
Meta Platforms, Inc. - Class A (b)	11,940	1,436,860
Netflix, Inc. (b)	2,278	671,737
News Corp. - Class A	1,983	36,091
News Corp. - Class B	576	10,621
Nexstar Media Group, Inc.	218	38,156
Omnicom Group, Inc.	1,107	90,298
Paramount Global - Class B (c)	3,100	52,328
Pinterest, Inc. - Class A (b)	3,095	75,147
PubMatic, Inc. - Class A (b)	268	3,433
QuinStreet, Inc. (b)	458	6,572
ROBLOX Corp. - Class A (b)	2,069	58,884

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Communication Services — 6.8% (Continued)
Roku, Inc. (b)	648	$26,374
Scholastic Corp.	152	5,998
Shenandoah Telecommunications Co.	300	4,764
Shutterstock, Inc.	122	6,432
Sinclair Broadcast Group, Inc. - Class A	166	2,575
Sirius XM Holdings, Inc. (c)	3,551	20,738
Snap, Inc. - Class A (b)	5,641	50,487
Stagwell, Inc. (b)	683	4,242
Take-Two Interactive Software, Inc. (b)	809	84,241
TechTarget, Inc. (b)	144	6,345
TEGNA, Inc.	1,282	27,166
Telephone and Data Systems, Inc.	700	7,343
The EW Scripps Co. - Class A (b)	175	2,308
The Interpublic Group of Cos., Inc.	2,119	70,584
The Marcus Corp.	100	1,439
The New York Times Co. - Class A	870	28,240
The Trade Desk, Inc. - Class A (b)	2,358	105,709
The Walt Disney Co. (b)	9,567	831,181
T-Mobile US, Inc. (b)	2,959	414,260
TripAdvisor, Inc. (b)	421	7,570
Verizon Communications, Inc.	21,975	865,815
Vimeo, Inc. (b)	730	2,504
Warner Bros Discovery, Inc. (b)	11,849	112,328
Warner Music Group Corp. - Class A	618	21,642
WideOpenWest, Inc. (b)	194	1,767
World Wrestling Entertainment, Inc. - Class A	212	14,526
Yelp, Inc. (b)	351	9,596
Ziff Davis, Inc. (b)	258	20,408
ZipRecruiter, Inc. - Class A (b)	326	5,353

	Shares	Value
ZoomInfo Technologies, Inc. (b)	1,580	$47,574
		13,485,101
Consumer Discretionary — 9.8%
1-800-Flowers.com, Inc. - Class A (b)	300	2,868
2U, Inc. (b)	325	2,038
Abercrombie & Fitch Co. - Class A (b)	425	9,737
Academy Sports & Outdoors, Inc.	423	22,224
Accel Entertainment, Inc. (b)	584	4,497
Acushnet Holdings Corp.	172	7,303
ADT, Inc.	1,058	9,596
Adtalem Global Education, Inc. (b)	282	10,011
Advance Auto Parts, Inc.	314	46,167
Airbnb, Inc. - Class A (b)	2,034	173,907
Amazon.com, Inc. (b)	46,889	3,938,676
American Axle & Manufacturing Holdings, Inc. (b)	626	4,895
American Eagle Outfitters, Inc.	1,131	15,789
American Outdoor Brands, Inc. (b)	118	1,182
Aramark	1,407	58,165
Arko Corp.	521	4,512
Asbury Automotive Group, Inc. (b)	128	22,944
Autoliv, Inc.	473	36,222
AutoNation, Inc. (b)	195	20,923
AutoZone, Inc. (b)	104	256,483
Bally’s Corp. (b)	172	3,333
Bath & Body Works, Inc.	1,243	52,380
Beazer Homes USA, Inc. (b)	200	2,552
Bed Bath & Beyond, Inc. (b)(c)	275	690
Best Buy Co., Inc.	1,075	86,226
Big Lots, Inc.	200	2,940
BJ’s Restaurants, Inc. (b)	188	4,959
Bloomin’ Brands, Inc.	572	11,509
Booking Holdings, Inc. (b)	216	435,300

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Consumer Discretionary — 9.8% (Continued)
Boot Barn Holdings, Inc. (b)	213	$13,317
BorgWarner, Inc.	1,310	52,727
Bowlero Corp. (b)(c)	519	6,996
Boyd Gaming Corp.	387	21,103
Bright Horizons Family Solutions, Inc. (b)	300	18,930
Brinker International, Inc. (b)	175	5,584
Brunswick Corp.	364	26,237
Burlington Stores, Inc. (b)	365	74,007
Caesars Entertainment, Inc. (b)	956	39,770
Caleres, Inc.	186	4,144
Camping World Holdings, Inc. - Class A	203	4,531
CarMax, Inc. (b)	881	53,644
Carnival Corp. (b)	5,125	41,308
Carter’s, Inc.	172	12,833
Carvana Co. (b)(c)	527	2,498
Cavco Industries, Inc. (b)(c)	45	10,181
Century Communities, Inc.	100	5,001
Chegg, Inc. (b)	740	18,700
Chewy, Inc. - Class A (b)(c)	496	18,392
Chico’s FAS, Inc. (b)	1,001	4,925
Chipotle Mexican Grill, Inc. (b)	148	205,349
Choice Hotels International, Inc.	200	22,528
Churchill Downs, Inc.	166	35,097
Columbia Sportswear Co.	141	12,349
Coursera, Inc. (b)	645	7,630
Cracker Barrel Old Country Store, Inc.	145	13,737
Crocs, Inc. (b)	317	34,372
Dana, Inc.	900	13,617
Darden Restaurants, Inc.	669	92,543
Dave & Buster’s Entertainment, Inc. (b)	300	10,632
Deckers Outdoor Corp. (b)	145	57,878
Denny’s Corp. (b)	494	4,550
Designer Brands, Inc. - Class A	303	2,963

	Shares	Value
Dick’s Sporting Goods, Inc.	143	$17,201
Dillard’s, Inc. - Class A	49	15,837
Dine Brands Global, Inc.	78	5,039
Dollar General Corp.	1,210	297,963
Dollar Tree, Inc. (b)	1,193	168,738
Domino’s Pizza, Inc.	185	64,084
DoorDash, Inc. - Class A (b)	1,363	66,542
Dorman Products, Inc. (b)	106	8,572
DR Horton, Inc.	1,765	157,332
DraftKings, Inc. - Class A (b)(c)	2,271	25,867
Duolingo, Inc. (b)	138	9,816
Dutch Bros, Inc. - Class A (b)(c)	123	3,467
eBay, Inc.	2,903	120,387
Ethan Allen Interiors, Inc.	223	5,892
Etsy, Inc. (b)	684	81,930
Everi Holdings, Inc. (b)	548	7,864
EVgo, Inc. (b)(c)	595	2,660
Expedia Group, Inc. (b)	832	72,883
Fisker, Inc. (b)(c)	874	6,354
Five Below, Inc. (b)	307	54,299
Floor & Decor Holdings, Inc. - Class A (b)(c)	563	39,202
Foot Locker, Inc.	475	17,950
Ford Motor Co.	20,584	239,392
Fox Factory Holding Corp. (b)(c)	225	20,527
Franchise Group, Inc.	108	2,573
Frontdoor, Inc. (b)	487	10,130
Funko, Inc. - Class A (b)	237	2,586
GameStop Corp. - Class A (b)(c)	1,424	26,287
General Motors Co.	7,868	264,680
Genesco, Inc. (b)	118	5,430
Gentex Corp.	1,246	33,978
Gentherm, Inc. (b)	219	14,299
Genuine Parts Co.	743	128,918
G-III Apparel Group Ltd. (b)	307	4,209
Golden Entertainment, Inc. (b)	100	3,740
GoPro, Inc. - Class A (b)	964	4,801

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Consumer Discretionary — 9.8% (Continued)
Graham Holdings Co. - Class B	20	$12,084
Grand Canyon Education, Inc. (b)	139	14,687
Green Brick Partners, Inc. (b)	259	6,276
Group 1 Automotive, Inc.	93	16,774
Guess?, Inc. (c)	317	6,559
H&R Block, Inc.	908	33,151
Hanesbrands, Inc.	2,414	15,353
Harley-Davidson, Inc.	776	32,282
Hasbro, Inc.	672	40,999
Helen of Troy Ltd. (b)	127	14,086
Hibbett, Inc.	91	6,208
Hilton Grand Vacations, Inc. (b)	448	17,266
Hilton Worldwide Holdings, Inc.	1,423	179,810
Hyatt Hotels Corp. - Class A (b)	263	23,788
Installed Building Products, Inc.	125	10,700
iRobot Corp. (b)	167	8,038
Jack in the Box, Inc.	141	9,620
KB Home	375	11,944
Kohl’s Corp.	555	14,014
Kontoor Brands, Inc.	339	13,557
Krispy Kreme, Inc.	424	4,376
Las Vegas Sands Corp. (b)	1,993	95,804
Laureate Education, Inc.	445	4,281
La-Z-Boy, Inc.	228	5,203
LCI Industries	154	14,237
Lear Corp.	311	38,570
Leggett & Platt, Inc.	706	22,754
Lennar Corp. - Class A	1,367	123,714
Lennar Corp. - Class B	78	5,833
Leslie’s, Inc. (b)	854	10,427
Levi Strauss & Co. - Class A	499	7,745
LGI Homes, Inc. (b)	109	10,093
Light & Wonder, Inc. (b)	513	30,062
Lithia Motors, Inc.	140	28,664
LKQ Corp.	1,457	77,818

	Shares	Value
LL Flooring Holdings, Inc. (b)	241	$1,354
Lowe’s Cos., Inc.	3,329	663,270
Lucid Group, Inc. (b)(c)	2,871	19,609
Luminar Technologies, Inc. (b)(c)	1,133	5,608
M/I Homes, Inc. (b)	144	6,650
Macy’s, Inc.	1,588	32,792
Malibu Boats, Inc. - Class A (b)	86	4,584
MarineMax, Inc. (b)	165	5,151
Marriott International, Inc. - Class A	1,497	222,888
Marriott Vacations Worldwide Corp.	206	27,726
Mattel, Inc. (b)	1,876	33,468
McDonald’s Corp.	3,869	1,019,598
MDC Holdings, Inc.	245	7,742
Meritage Homes Corp. (b)	200	18,440
MGM Resorts International	774	25,952
Mister Car Wash, Inc. (b)	341	3,147
Modine Manufacturing Co. (b)	354	7,030
Mohawk Industries, Inc. (b)	322	32,915
Monarch Casino & Resort, Inc. (b)	82	6,305
Monro, Inc. (c)	167	7,548
Movado Group, Inc.	157	5,063
Murphy USA, Inc.	108	30,190
National Vision Holdings, Inc. (b)	396	15,349
Newell Brands, Inc.	2,053	26,853
NIKE, Inc. - Class B	6,710	785,137
Nordstrom, Inc.	670	10,814
Norwegian Cruise Line Holdings Ltd. (b)	2,074	25,386
NVR, Inc. (b)	17	78,414
Ollie’s Bargain Outlet Holdings, Inc. (b)	289	13,537
O’Reilly Automotive, Inc. (b)	336	283,594
Overstock.com, Inc. (b)	240	4,646
Oxford Industries, Inc.	105	9,784

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Consumer Discretionary — 9.8% (Continued)
Papa John’s International, Inc.	173	$14,240
Patrick Industries, Inc.	123	7,454
Peloton Interactive, Inc. - Class A (b)	1,538	12,212
Penn Entertainment, Inc. (b)	842	25,007
Penske Automotive Group, Inc.	135	15,516
Perdoceo Education Corp. (b)	500	6,950
Petco Health & Wellness Co., Inc. (b)	671	6,361
Planet Fitness, Inc. - Class A (b)	440	34,672
Polaris, Inc.	291	29,391
Pool Corp.	206	62,280
Portillo’s, Inc. - Class A (b)	238	3,884
Poshmark, Inc. - Class A (b)	283	5,060
PulteGroup, Inc.	1,171	53,316
PVH Corp.	315	22,236
QuantumScape Corp. (b)(c)	1,153	6,538
Ralph Lauren Corp.	225	23,776
RCI Hospitality Holdings, Inc.	72	6,710
Red Rock Resorts, Inc. - Class A	263	10,523
Rent-A-Center, Inc.	194	4,375
Revolve Group, Inc. (b)	216	4,808
RH (b)	111	29,658
Rivian Automotive, Inc. - Class A (b)	2,728	50,277
Ross Stores, Inc.	1,806	209,622
Royal Caribbean Cruises Ltd. (b)	1,169	57,784
Ruth’s Hospitality Group, Inc.	281	4,350
Sally Beauty Holdings, Inc. (b)	700	8,764
SeaWorld Entertainment, Inc. (b)	355	18,996
Service Corp. International	820	56,695
Shake Shack, Inc. - Class A (b)	200	8,306

	Shares	Value
Shoe Carnival, Inc.	120	$2,869
Signet Jewelers Ltd.	218	14,824
Six Flags Entertainment Corp. (b)	327	7,603
Skechers USA, Inc. - Class A (b)	709	29,743
Skyline Champion Corp. (b)	304	15,659
Sleep Number Corp. (b)	90	2,338
Sonic Automotive, Inc. - Class A	114	5,617
Sonos, Inc. (b)	508	8,585
Standard Motor Products, Inc.	147	5,116
Starbucks Corp.	5,969	592,125
Steven Madden Ltd.	450	14,382
Strategic Education, Inc.	167	13,079
Stride, Inc. (b)	186	5,818
Sturm Ruger & Co., Inc.	93	4,708
Sweetgreen, Inc. - Class A (b)	430	3,685
Tapestry, Inc.	1,214	46,229
Target Corp.	2,469	367,980
Taylor Morrison Home Corp. (b)	658	19,970
Tempur Sealy International, Inc.	859	29,489
Tesla, Inc. (b)	13,729	1,691,138
Texas Roadhouse, Inc.	332	30,195
The Aaron’s Co., Inc.	200	2,390
The Buckle, Inc.	161	7,301
The Cheesecake Factory, Inc. (c)	300	9,513
The Gap, Inc.	840	9,475
The Goodyear Tire & Rubber Co. (b)	1,690	17,154
The Home Depot, Inc.	5,313	1,678,164
The ODP Corp. (b)	293	13,343
The TJX Cos., Inc.	6,227	495,669
The Wendy’s Co.	1,105	25,006
Thor Industries, Inc.	294	22,194
Toll Brothers, Inc.	609	30,401
TopBuild Corp. (b)	181	28,325
Topgolf Callaway Brands Corp. (b)	650	12,837

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Consumer Discretionary — 9.8% (Continued)
Tractor Supply Co.	596	$134,082
Travel + Leisure Co.	382	13,905
Tri Pointe Homes, Inc. (b)	522	9,704
Udemy, Inc. (b)	372	3,925
Ulta Beauty, Inc. (b)	275	128,994
Under Armour, Inc. - Class A (b)	1,256	12,761
Under Armour, Inc. - Class C (b)	1,558	13,897
Urban Outfitters, Inc. (b)	277	6,607
Vail Resorts, Inc.	222	52,914
VF Corp.	1,979	54,640
Victoria’s Secret & Co. (b)	494	17,675
Vista Outdoor, Inc. (b)	206	5,020
Visteon Corp. (b)	149	19,494
Warby Parker, Inc. - Class A (b)	541	7,298
Wayfair, Inc. - Class A (b)	410	13,485
Whirlpool Corp.	272	38,477
Williams-Sonoma, Inc.	354	40,682
Wingstop, Inc.	176	24,221
Winmark Corp.	22	5,188
Winnebago Industries, Inc.	175	9,223
Wolverine World Wide, Inc.	533	5,826
WW International, Inc. (b)	440	1,698
Wyndham Hotels & Resorts, Inc.	437	31,162
Wynn Resorts Ltd. (b)	561	46,266
Xometry, Inc. - Class A (b)	141	4,544
YETI Holdings, Inc. (b)	494	20,407
Yum! Brands, Inc.	1,526	195,450
		19,595,081
Consumer Staples — 6.7%
Albertsons Cos., Inc. - Class A	827	17,152
Altria Group, Inc.	9,659	441,513
Archer-Daniels-Midland Co.	2,976	276,322
B&G Foods, Inc. (c)	250	2,787
BellRing Brands, Inc. (b)	701	17,974
Beyond Meat, Inc. (b)(c)	390	4,801
BJ’s Wholesale Club Holdings, Inc. (b)	717	47,437

	Shares	Value
Brown-Forman Corp. - Class B	1,629	$106,993
Bunge Ltd.	807	80,514
Calavo Growers, Inc.	158	4,645
Cal-Maine Foods, Inc.	201	10,944
Campbell Soup Co.	1,064	60,382
Casey’s General Stores, Inc.	202	45,319
Celsius Holdings, Inc. (b)	211	21,952
Central Garden & Pet Co. - Class A (b)	165	5,907
Church & Dwight Co., Inc.	1,333	107,453
Coca-Cola Consolidated, Inc.	27	13,834
Colgate-Palmolive Co.	4,518	355,973
Conagra Brands, Inc.	2,552	98,762
Constellation Brands, Inc. - Class A	820	190,035
Costco Wholesale Corp.	2,323	1,060,449
Coty, Inc. - Class A (b)	2,048	17,531
Darling Ingredients, Inc. (b)	852	53,327
Edgewell Personal Care Co.	275	10,598
elf Beauty, Inc. (b)	300	16,590
Energizer Holdings, Inc.	355	11,910
Flowers Foods, Inc.	1,066	30,637
Fresh Del Monte Produce, Inc.	100	2,619
Freshpet, Inc. (b)	270	14,248
General Mills, Inc.	3,203	268,572
Grocery Outlet Holding Corp. (b)	407	11,880
Herbalife Nutrition Ltd. (b)	678	10,089
Hormel Foods Corp.	1,553	70,739
Hostess Brands, Inc. (b)	627	14,070
Ingles Markets, Inc. - Class A	56	5,402
Ingredion, Inc.	367	35,940
Inter Parfums, Inc.	70	6,756
J & J Snack Foods Corp.	84	12,576
John B Sanfilippo & Son, Inc.	65	5,286
Kellogg Co.	1,806	128,659
Keurig Dr Pepper, Inc.	4,557	162,503
Kimberly-Clark Corp.	1,811	245,843
Lamb Weston Holdings, Inc.	739	66,037

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Consumer Staples — 6.7% (Continued)
Lancaster Colony Corp.	112	$22,098
McCormick & Co., Inc.	1,343	111,321
Medifast, Inc.	73	8,421
MGP Ingredients, Inc.	71	7,553
Mission Produce, Inc. (b)	336	3,904
Molson Coors Beverage Co. - Class B	1,032	53,169
Mondelez International, Inc. - Class A	7,351	489,944
Monster Beverage Corp. (b)	2,039	207,020
National Beverage Corp. (b)	92	4,281
Nu Skin Enterprises, Inc. - Class A	325	13,702
Olaplex Holdings, Inc. (b)	673	3,506
PepsiCo, Inc.	7,289	1,316,831
Performance Food Group Co. (b)	821	47,938
Philip Morris International, Inc.	8,113	821,117
Pilgrim’s Pride Corp. (b)	231	5,482
Post Holdings, Inc. (b)	273	24,641
PriceSmart, Inc.	115	6,990
Reynolds Consumer Products, Inc.	328	9,833
Seaboard Corp.	2	7,550
Sovos Brands, Inc. (b)	349	5,015
SpartanNash Co.	169	5,111
Spectrum Brands Holdings, Inc. (c)	156	9,504
Sprouts Farmers Market, Inc. (b)	544	17,609
Sysco Corp.	2,729	208,632
The Andersons, Inc.	227	7,943
The Beauty Health Co. (b)	542	4,932
The Boston Beer Co., Inc. - Class A (b)	50	16,476
The Chefs’ Warehouse, Inc. (b)	258	8,586
The Clorox Co.	644	90,372
The Coca-Cola Co.	21,671	1,378,492
The Duckhorn Portfolio, Inc. (b)	229	3,795

	Shares	Value
The Estee Lauder Cos., Inc. - Class A	1,241	$307,904
The Hain Celestial Group, Inc. (b)	600	9,708
The Hershey Co.	790	182,940
The J M Smucker Co.	554	87,787
The Kraft Heinz Co.	5,915	240,800
The Kroger Co.	3,799	169,359
The Procter & Gamble Co.	12,642	1,916,022
The Simply Good Foods Co. (b)	411	15,630
Tootsie Roll Industries, Inc.	27	1,149
TreeHouse Foods, Inc. (b)	298	14,715
Tyson Foods, Inc. - Class A	1,507	93,811
United Natural Foods, Inc. (b)	297	11,497
Universal Corp.	181	9,559
US Foods Holding Corp. (b)	1,093	37,184
USANA Health Sciences, Inc. (b)	87	4,628
Vector Group Ltd.	938	11,125
Veru, Inc. (b)	473	2,497
Walgreens Boots Alliance, Inc.	3,847	143,724
Walmart, Inc.	7,433	1,053,925
WD-40 Co.	72	11,607
Weis Markets, Inc.	68	5,596
		13,425,895
Energy — 5.7%
Antero Midstream Corp.	1,934	20,868
Antero Resources Corp. (b)	1,464	45,369
APA Corp.	1,822	85,051
Arch Resources, Inc. (c)	95	13,565
Archrock, Inc.	495	4,445
Baker Hughes Co.	5,372	158,635
Bristow Group, Inc. (b)	100	2,713
Cactus, Inc. - Class A	322	16,184
California Resources Corp.	446	19,405
Callon Petroleum Co. (b)	265	9,829
Centrus Energy Corp. - Class A (b)	116	3,768
ChampionX Corp.	1,078	31,251
Cheniere Energy, Inc.	1,355	203,196
Chesapeake Energy Corp.	531	50,110

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Energy — 5.7% (Continued)
Chevron Corp.	10,356	$1,858,798
Chord Energy Corp.	209	28,593
Civitas Resources, Inc.	388	22,477
Clean Energy Fuels Corp. (b)	1,650	8,580
CNX Resources Corp. (b)	1,133	19,080
Comstock Resources, Inc.	425	5,827
ConocoPhillips	6,828	805,704
CONSOL Energy, Inc.	206	13,390
Coterra Energy, Inc.	4,182	102,752
Crescent Energy Co. - Class A	315	3,777
CVR Energy, Inc.	539	16,892
Delek US Holdings, Inc.	301	8,127
Denbury, Inc. (b)	290	25,236
Devon Energy Corp.	3,477	213,870
Diamondback Energy, Inc.	950	129,941
Dorian LPG Ltd.	348	6,595
Dril-Quip, Inc. (b)	145	3,940
DT Midstream, Inc.	511	28,238
EOG Resources, Inc.	3,143	407,081
EQT Corp.	1,900	64,277
Equitrans Midstream Corp.	2,321	15,551
Excelerate Energy, Inc. - Class A	203	5,085
Exxon Mobil Corp.	22,048	2,431,894
Geospace Technologies Corp. (b)	2,038	8,600
Green Plains, Inc. (b)	300	9,150
Gulfport Energy Corp. (b)	154	11,341
Halliburton Co.	4,883	192,146
Helix Energy Solutions Group, Inc. (b)	1,133	8,362
Helmerich & Payne, Inc.	550	27,264
Hess Corp.	1,495	212,021
HF Sinclair Corp.	1,003	52,046
International Seaways, Inc.	208	7,700
Kimbell Royalty Partners LP	272	4,542
Kinder Morgan, Inc.	10,301	186,242
KLX Energy Services Holdings, Inc. (b)(c)	23,392	404,916
Kosmos Energy Ltd. (b)	2,396	15,239
Laredo Petroleum, Inc. (b)	85	4,371

	Shares	Value
Liberty Energy, Inc.	843	$13,496
Magnolia Oil & Gas Corp. - Class A	901	21,128
Mammoth Energy Services, Inc. (b)	13,261	114,708
Marathon Oil Corp.	3,768	102,000
Marathon Petroleum Corp.	2,555	297,376
Matador Resources Co.	583	33,371
Murphy Oil Corp.	792	34,064
Nabors Industries Ltd. (b)	48	7,434
National Energy Services Reunited Corp. (b)	761	5,281
Natural Gas Services Group, Inc. (b)	3,817	43,743
New Fortress Energy, Inc.	584	24,773
NextDecade Corp. (b)	760	3,754
NexTier Oilfield Solutions, Inc. (b)	744	6,875
Northern Oil and Gas, Inc.	360	11,095
NOV, Inc.	2,086	43,577
Occidental Petroleum Corp.	4,979	313,627
Oceaneering International, Inc. (b)	527	9,217
ONEOK, Inc.	2,346	154,132
Ovintiv, Inc.	1,345	68,205
Patterson-UTI Energy, Inc.	1,198	20,174
PBF Energy, Inc. - Class A	582	23,734
PDC Energy, Inc.	483	30,661
Peabody Energy Corp. (b)	800	21,136
Permian Resources Corp.	1,104	10,378
Phillips 66	2,580	268,526
Pioneer Natural Resources Co.	1,285	293,481
ProPetro Holding Corp. (b)	504	5,226
Range Resources Corp.	1,350	33,777
RPC, Inc.	625	5,556
Schlumberger Ltd.	7,586	405,548
Select Energy Services, Inc. - Class A	615	5,683
SFL Corp. Ltd.	575	5,302
Sitio Royalties Corp. - Class A (c)	320	9,218
SM Energy Co.	645	22,465

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Energy — 5.7% (Continued)
Southwestern Energy Co. (b)	5,040	$29,484
Talos Energy, Inc. (b)	301	5,683
Targa Resources Corp.	1,270	93,345
TETRA Technologies, Inc. (b)	1,196	4,138
Texas Pacific Land Corp.	41	96,113
The Williams Cos., Inc.	6,704	220,562
Tidewater, Inc. (b)	230	8,475
Uranium Energy Corp. (b)(c)	1,760	6,829
Valero Energy Corp.	2,084	264,376
Voc Energy Trust	11,347	117,668
W&T Offshore, Inc. (b)	679	3,789
World Fuel Services Corp.	460	12,572
		11,365,789
Financials — 12.2%
1st Source Corp.	103	5,468
Affiliated Managers Group, Inc.	203	32,161
Aflac, Inc.	3,084	221,863
AGNC Investment Corp.	3,245	33,586
Ally Financial, Inc.	1,644	40,196
Amerant Bancorp, Inc.	194	5,207
American Equity Investment Life Holding Co.	461	21,031
American Express Co.	4,021	594,103
American Financial Group, Inc.	410	56,285
American International Group, Inc.	4,108	259,790
Ameriprise Financial, Inc.	590	183,708
Ameris Bancorp	300	14,142
AMERISAFE, Inc.	107	5,561
Annaly Capital Management, Inc.	2,311	48,716
Apollo Commercial Real Estate Finance, Inc.	560	6,026
Apollo Global Management, Inc.	2,635	168,087
Arbor Realty Trust, Inc.	697	9,193
Arch Capital Group Ltd. (b)	1,973	123,865

	Shares	Value
Ares Capital Corp. (c)	4,795	$88,564
Ares Commercial Real Estate Corp.	458	4,713
Argo Group International Holdings Ltd.	71	1,835
ARMOUR Residential REIT, Inc.	1,046	5,889
Arthur J Gallagher & Co.	1,117	210,599
Artisan Partners Asset Management, Inc. - Class A	300	8,910
Associated Banc-Corp	670	15,470
Assurant, Inc. (c)	245	30,640
Assured Guaranty Ltd.	338	21,044
Atlantic Union Bankshares Corp.	447	15,708
Axis Capital Holdings Ltd.	380	20,585
Axos Financial, Inc. (b)	372	14,218
Bain Capital Specialty Finance, Inc.	402	4,784
Banc of California, Inc.	574	9,144
BancFirst Corp.	115	10,141
Bank of America Corp.	42,515	1,408,097
Bank of Hawaii Corp.	217	16,831
Bank OZK	648	25,959
BankUnited, Inc.	414	14,064
Banner Corp.	180	11,376
Barings BDC, Inc.	350	2,852
Berkshire Hathaway, Inc. - Class A (b)	2	937,422
Berkshire Hathaway, Inc. - Class B (b)	6,913	2,135,426
Berkshire Hills Bancorp, Inc.	300	8,970
BGC Partners, Inc. - Class A	1,563	5,892
BlackRock, Inc.	812	575,408
BlackRock TCP Capital Corp.	434	5,616
Blackstone Mortgage Trust, Inc. - Class A	1,150	24,345
Blucora, Inc. (b)	246	6,280
Blue Owl Capital, Inc.	2,143	22,716
BOK Financial Corp.	170	17,644

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Financials — 12.2% (Continued)
Bread Financial Holdings, Inc.	330	$12,428
Brighthouse Financial, Inc. (b)	378	19,380
BrightSpire Capital, Inc.	739	4,604
Broadmark Realty Capital, Inc.	3,010	10,716
Brookline Bancorp, Inc.	500	7,075
Brown & Brown, Inc.	1,257	71,611
BRP Group, Inc. - Class A (b)	317	7,969
Business First Bancshares, Inc.	222	4,915
Cadence Bank	1,077	26,559
Cambridge Bancorp	61	5,067
Camden National Corp.	115	4,794
Cannae Holdings, Inc. (b)	400	8,260
Capital One Financial Corp.	2,038	189,452
Capitol Federal Financial, Inc.	420	3,633
Carlyle Secured Lending, Inc.	4,733	67,729
Cathay General Bancorp	343	13,991
Cboe Global Markets, Inc.	586	73,525
Central Pacific Financial Corp.	231	4,685
Chimera Investment Corp. (c)	1,455	8,002
Cincinnati Financial Corp.	834	85,393
CION Investment Corp.	564	5,499
Citigroup, Inc.	10,133	458,316
Citizens Financial Group, Inc.	2,651	104,370
City Holding Co.	74	6,889
Claros Mortgage Trust, Inc.	597	8,782
CME Group, Inc.	1,928	324,212
CNA Financial Corp.	138	5,835
CNO Financial Group, Inc.	601	13,733
Cohen & Steers, Inc.	214	13,816
Coinbase Global, Inc. - Class A (b)(c)	816	28,878
Columbia Banking System, Inc.	440	13,257

	Shares	Value
Columbia Financial, Inc. (b)	232	$5,016
Comerica, Inc.	673	44,990
Commerce Bancshares, Inc.	655	44,599
Community Bank System, Inc.	299	18,822
Community Trust Bancorp, Inc.	110	5,052
ConnectOne Bancorp, Inc.	180	4,358
Cowen, Inc. - Class A	136	5,252
Credit Acceptance Corp. (b)	72	34,157
CrossFirst Bankshares, Inc. (b)	390	4,840
Cullen/Frost Bankers, Inc.	304	40,645
Customers Bancorp, Inc. (b)	203	5,753
CVB Financial Corp.	789	20,317
Diamond Hill Investment Group, Inc.	31	5,736
Dime Community Bancshares, Inc.	140	4,456
Discover Financial Services	1,476	144,397
Donnelley Financial Solutions, Inc. (b)	159	6,145
Dynex Capital, Inc.	405	5,152
Eagle Bancorp, Inc.	194	8,550
East West Bancorp, Inc.	748	49,293
Eastern Bankshares, Inc.	969	16,715
eHealth, Inc. (b)	175	847
Employers Holdings, Inc.	75	3,235
Enact Holdings, Inc.	212	5,113
Encore Capital Group, Inc. (b)	184	8,821
Enova International, Inc. (b)	136	5,218
Enstar Group Ltd. (b)	73	16,866
Enterprise Financial Services Corp.	202	9,890
Equitable Holdings, Inc.	1,953	56,051
Erie Indemnity Co. - Class A	136	33,826
Evercore, Inc. - Class A	240	26,179
Everest Re Group Ltd.	132	43,728
F&G Annuities & Life, Inc. (b)	94	1,881
FactSet Research Systems, Inc.	208	83,452
FB Financial Corp.	189	6,830

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Financials — 12.2% (Continued)
Federal Agricultural Mortgage Corp. - Class C	49	$5,523
Federated Hermes, Inc.	481	17,465
Fidelity National Financial, Inc.	1,393	52,405
Fifth Third Bancorp	3,667	120,314
First American Financial Corp.	527	27,583
First Bancorp	156	6,683
First BanCorp	978	12,440
First Busey Corp.	325	8,034
First Citizens BancShares, Inc. - Class A	50	37,918
First Commonwealth Financial Corp.	429	5,993
First Community Bankshares, Inc.	150	5,085
First Financial Bancorp	510	12,357
First Financial Bankshares, Inc.	730	25,112
First Financial Corp.	100	4,608
First Hawaiian, Inc.	742	19,322
First Horizon Corp.	2,842	69,629
First Interstate BancSystem, Inc. - Class A	446	17,238
First Merchants Corp.	303	12,456
First Republic Bank	1,033	125,912
FirstCash Holdings, Inc.	221	19,207
Flushing Financial Corp.	249	4,826
FNB Corp.	1,919	25,043
Focus Financial Partners, Inc. - Class A (b)	309	11,516
Franklin Resources, Inc.	1,895	49,990
FS KKR Capital Corp.	1,771	30,993
Fulton Financial Corp.	889	14,962
Genworth Financial, Inc. - Class A (b)	3,047	16,119
Glacier Bancorp, Inc.	550	27,181
Globe Life, Inc.	512	61,722
Golub Capital BDC, Inc.	703	9,251
Goosehead Insurance, Inc. - Class A (b)	134	4,602
Great Ajax Corp.	81	587

	Shares	Value
Great Southern Bancorp, Inc.	85	$5,057
Green Dot Corp. - Class A (b)	250	3,955
Hagerty, Inc. - Class A (b)	883	7,426
Hamilton Lane, Inc. - Class A	163	10,412
Hancock Whitney Corp.	500	24,195
Hanmi Financial Corp.	200	4,950
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	191	5,535
HarborOne Bancorp, Inc.	359	4,990
Heartland Financial USA, Inc.	190	8,858
Hercules Capital, Inc. (c)	775	10,245
Heritage Commerce Corp.	466	6,058
Heritage Financial Corp.	184	5,638
Hilltop Holdings, Inc.	336	10,083
Hippo Holdings, Inc. (b)	302	4,107
Home BancShares, Inc.	950	21,650
HomeStreet, Inc.	165	4,551
Hope Bancorp, Inc.	702	8,993
Horace Mann Educators Corp.	249	9,305
Horizon Bancorp, Inc.	262	3,951
Houlihan Lokey, Inc.	266	23,185
Huntington Bancshares, Inc.	7,646	107,809
Independent Bank Corp.	244	20,601
Independent Bank Group, Inc.	190	11,415
Interactive Brokers Group, Inc. - Class A	500	36,175
Intercontinental Exchange, Inc.	2,845	291,869
International Bancshares Corp.	280	12,813
Invesco Ltd.	2,285	41,107
Jackson Financial, Inc. - Class A	487	16,943
Jefferies Financial Group, Inc.	1,009	34,589
JPMorgan Chase & Co.	15,417	2,067,420
Kearny Financial Corp.	459	4,659

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Financials — 12.2% (Continued)
Kemper Corp.	300	$14,760
KeyCorp	5,002	87,135
Kinsale Capital Group, Inc.	118	30,859
KKR Real Estate Finance Trust, Inc.	349	4,872
Ladder Capital Corp.	605	6,074
Lakeland Financial Corp.	98	7,151
Lazard Ltd. - Class A	581	20,143
Lemonade, Inc. (b)	347	4,747
LendingTree, Inc. (b)	30	640
Lincoln National Corp.	961	29,522
Live Oak Bancshares, Inc.	223	6,735
Loews Corp.	1,050	61,246
LPL Financial Holdings, Inc.	424	91,656
M&T Bank Corp.	930	134,906
Main Street Capital Corp.	475	17,551
Markel Corp. (b)	75	98,812
MarketAxess Holdings, Inc.	191	53,268
Marsh & Mclennan Cos., Inc.	2,676	442,824
Mercury General Corp.	223	7,627
MetLife, Inc.	3,593	260,025
Metropolitan Bank Holding Corp. (b)	75	4,400
MFA Financial, Inc.	675	6,649
MGIC Investment Corp.	1,611	20,943
MidCap Financial Investment Corp.	114	1,300
Midland States Bancorp, Inc.	203	5,404
Moelis & Co. - Class A	387	14,849
Moody’s Corp.	988	275,277
Morgan Stanley	7,367	626,342
Morningstar, Inc.	134	29,023
MSCI, Inc.	439	204,210
Nasdaq, Inc.	1,922	117,915
National Bank Holdings Corp. - Class A	156	6,563
Navient Corp.	992	16,318
NBT Bancorp, Inc.	200	8,684
Nelnet, Inc. - Class A	124	11,253
New Mountain Finance Corp.	650	8,041

	Shares	Value
New York Community Bancorp, Inc.	2,503	$21,526
NMI Holdings, Inc. - Class A (b)	394	8,235
Northern Trust Corp.	1,106	97,870
Northfield Bancorp, Inc.	338	5,317
Northwest Bancshares, Inc.	517	7,228
Oaktree Specialty Lending Corp.	1,736	11,926
OceanFirst Financial Corp.	100	2,125
OFG Bancorp	211	5,815
Old National Bancorp	1,683	30,260
Old Republic International Corp.	1,437	34,704
Old Second Bancorp, Inc.	369	5,919
OneMain Holdings, Inc.	760	25,316
Open Lending Corp. - Class A (b)	622	4,198
Origin Bancorp, Inc.	124	4,551
Owl Rock Capital Corp.	1,926	22,245
Pacific Premier Bancorp, Inc.	489	15,433
PacWest Bancorp	652	14,963
Palomar Holdings, Inc. (b)	130	5,871
Park National Corp.	87	12,245
Pathward Financial, Inc.	223	9,600
Peapack Gladstone Financial Corp.	140	5,211
PennyMac Financial Services, Inc.	205	11,615
PennyMac Mortgage Investment Trust	450	5,575
Peoples Bancorp, Inc.	167	4,718
Pinnacle Financial Partners, Inc.	420	30,828
Piper Sandler Cos.	128	16,664
Popular, Inc.	412	27,324
PRA Group, Inc. (b)	300	10,134
Preferred Bank	74	5,522
Premier Financial Corp.	117	3,155
Primerica, Inc.	199	28,222
Principal Financial Group, Inc.	1,323	111,026
ProAssurance Corp.	230	4,018

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Financials — 12.2% (Continued)
PROG Holdings, Inc. (b)	400	$6,756
Prospect Capital Corp. (c)	1,834	12,820
Prosperity Bancshares, Inc.	470	34,160
Provident Financial Services, Inc.	354	7,561
Prudential Financial, Inc.	1,995	198,423
Radian Group, Inc.	892	17,010
Raymond James Financial, Inc.	1,042	111,338
Ready Capital Corp.	1,568	17,467
Redwood Trust, Inc.	1,947	13,162
Regions Financial Corp.	5,055	108,986
Reinsurance Group of America, Inc.	359	51,010
RenaissanceRe Holdings Ltd.	230	42,373
Renasant Corp.	251	9,435
Rithm Capital Corp.	2,630	21,487
RLI Corp.	195	25,598
Robinhood Markets, Inc. - Class A (b)(c)	2,260	18,396
Rocket Cos., Inc. - Class A (c)	1,189	8,323
Ryan Specialty Group Holdings, Inc. - Class A (b)	502	20,838
S&P Global, Inc.	1,922	643,755
S&T Bancorp, Inc.	187	6,392
Safety Insurance Group, Inc.	45	3,792
Sandy Spring Bancorp, Inc.	166	5,848
Seacoast Banking Corp. of Florida	323	10,074
SEI Investments Co.	605	35,271
Selective Insurance Group, Inc.	300	26,583
ServisFirst Bancshares, Inc.	248	17,090
Signature Bank	337	38,829
Silvergate Capital Corp. - Class A (b)(c)	165	2,871
Simmons First National Corp. - Class A	687	14,825
Sixth Street Specialty Lending, Inc.	6,184	110,075

	Shares	Value
SLM Corp.	1,321	$21,929
SLR Investment Corp.	500	6,955
Southside Bancshares, Inc.	171	6,154
SouthState Corp.	375	28,635
Starwood Property Trust, Inc.	1,825	33,452
State Street Corp.	1,972	152,968
StepStone Group, Inc. - Class A	257	6,471
Stewart Information Services Corp.	107	4,572
Stifel Financial Corp.	510	29,769
Stock Yards Bancorp, Inc.	175	11,372
StoneX Group, Inc. (b)	94	8,958
SVB Financial Group (b)	357	82,160
Synchrony Financial	2,558	84,056
Synovus Financial Corp.	727	27,299
T Rowe Price Group, Inc.	1,272	138,724
Texas Capital Bancshares, Inc. (b)	274	16,525
TFS Financial Corp.	156	2,248
The Allstate Corp.	1,435	194,586
The Bancorp, Inc. (b)	267	7,577
The Bank of New York Mellon Corp.	4,290	195,281
The Carlyle Group, Inc.	1,586	47,326
The Charles Schwab Corp.	9,067	754,918
The Goldman Sachs Group, Inc.	1,890	648,988
The Hanover Insurance Group, Inc.	187	25,269
The Hartford Financial Services Group, Inc.	1,649	125,044
The PNC Financial Services Group, Inc.	2,200	347,468
The Progressive Corp.	3,137	406,900
The Travelers Cos., Inc.	1,273	238,675
Tompkins Financial Corp.	39	3,026
Towne Bank	374	11,534
TPG, Inc.	327	9,100
Tradeweb Markets, Inc. - Class A	571	37,075
TriCo Bancshares	215	10,963
Triumph Financial, Inc. (b)	132	6,451

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Financials — 12.2% (Continued)
Truist Financial Corp.	7,114	$306,115
Trupanion, Inc. (b)	270	12,833
TrustCo. Bank Corp. NY	153	5,751
Trustmark Corp.	270	9,426
Two Harbors Investment Corp.	891	14,051
UMB Financial Corp.	243	20,295
Umpqua Holdings Corp.	900	16,065
United Bankshares, Inc.	707	28,626
United Community Banks, Inc.	615	20,787
United Fire Group, Inc.	166	4,542
Univest Financial Corp.	201	5,252
Unum Group	1,087	44,600
Upstart Holdings, Inc. (b)(c)	474	6,266
US Bancorp	8,013	349,447
Valley National Bancorp	2,390	27,031
Veritex Holdings, Inc.	320	8,986
Victory Capital Holdings, Inc. - Class A	191	5,125
Virtu Financial, Inc. - Class A	531	10,838
Virtus Investment Partners, Inc.	48	9,189
Voya Financial, Inc.	551	33,881
W R Berkley Corp.	1,150	83,455
Walker & Dunlop, Inc.	196	15,382
Washington Federal, Inc.	275	9,226
Washington Trust Bancorp, Inc.	100	4,718
Webster Financial Corp.	897	42,464
Wells Fargo & Co.	19,887	821,134
WesBanco, Inc.	350	12,943
Westamerica BanCorp	176	10,386
Western Alliance Bancorp	573	34,128
Western New England Bancorp, Inc.	200	1,892
White Mountains Insurance Group Ltd.	15	21,215
Wintrust Financial Corp.	319	26,962
WisdomTree, Inc.	1,009	5,499
World Acceptance Corp. (b)	49	3,231
WSFS Financial Corp.	373	16,912

	Shares	Value
Zions Bancorp NA	746	$36,673
		24,395,692
Health Care — 15.1%
10X Genomics, Inc. - Class A (b)	459	16,726
1Life Healthcare, Inc. (b)	858	14,337
2seventy bio, Inc. (b)	149	1,396
Abbott Laboratories	9,105	999,638
AbbVie, Inc.	9,364	1,513,316
Acadia Healthcare Co., Inc. (b)	477	39,267
ACADIA Pharmaceuticals, Inc. (b)	735	11,701
Accolade, Inc. (b)	570	4,440
Aclaris Therapeutics, Inc. (b)	316	4,977
AdaptHealth Corp. (b)	397	7,630
Adaptive Biotechnologies Corp. (b)	988	7,548
Addus HomeCare Corp. (b)	70	6,964
Agilent Technologies, Inc.	1,588	237,644
agilon health, Inc. (b)	1,208	19,497
Agios Pharmaceuticals, Inc. (b)	300	8,424
Akero Therapeutics, Inc. (b)(c)	130	7,124
Alector, Inc. (b)	560	5,169
Align Technology, Inc. (b)	400	84,360
Alignment Healthcare, Inc. (b)	664	7,809
Alkermes PLC (b)	883	23,073
Allakos, Inc. (b)	160	1,347
Allogene Therapeutics, Inc. (b)	500	3,145
Allscripts Healthcare Solutions, Inc. (b)	432	7,621
Alnylam Pharmaceuticals, Inc. (b)	637	151,383
Alphatec Holdings, Inc. (b)	518	6,397
Altimmune, Inc. (b)	415	6,827
ALX Oncology Holdings, Inc. (b)	109	1,228
Amedisys, Inc. (b)	151	12,615

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Health Care — 15.1% (Continued)
American Well Corp. - Class A (b)	1,222	$3,458
AmerisourceBergen Corp.	823	136,379
Amgen, Inc.	2,796	734,341
Amicus Therapeutics, Inc. (b)	1,684	20,562
AMN Healthcare Services, Inc. (b)	250	25,705
Amphastar Pharmaceuticals, Inc. (b)	119	3,334
Amylyx Pharmaceuticals, Inc. (b)	167	6,171
AnaptysBio, Inc. (b)	182	5,640
AngioDynamics, Inc. (b)	231	3,181
Anika Therapeutics, Inc. (b)	100	2,960
Apellis Pharmaceuticals, Inc. (b)	558	28,854
Apollo Medical Holdings, Inc. (b)	202	5,977
Arcus Biosciences, Inc. (b)	9	186
Arcutis Biotherapeutics, Inc. (b)	249	3,685
Arrowhead Pharmaceuticals, Inc. (b)	563	22,835
Artivion, Inc. (b)	387	4,690
Arvinas, Inc. (b)	300	10,263
Atara Biotherapeutics, Inc. (b)	400	1,312
AtriCure, Inc. (b)	208	9,231
Atrion Corp.	9	5,035
Avanos Medical, Inc. (b)	297	8,037
Avantor, Inc. (b)	3,459	72,950
Avid Bioservices, Inc. (b)	330	4,544
Avidity Biosciences, Inc. (b)	312	6,923
Axogen, Inc. (b)	418	4,172
Axonics, Inc. (b)	259	16,195
Axsome Therapeutics, Inc. (b)	220	16,969
Azenta, Inc.	446	25,966
Baxter International, Inc.	2,718	138,536
Beam Therapeutics, Inc. (b)	280	10,951
Becton Dickinson and Co.	1,527	388,316

	Shares	Value
BioCryst Pharmaceuticals, Inc. (b)	1,160	$13,317
Biogen, Inc. (b)	778	215,444
BioLife Solutions, Inc. (b)	211	3,840
BioMarin Pharmaceutical, Inc. (b)	975	100,903
Bio-Rad Laboratories, Inc. - Class A (b)	115	48,356
Bio-Techne Corp.	832	68,956
Bluebird Bio, Inc. (b)	448	3,100
Blueprint Medicines Corp. (b)	320	14,019
Boston Scientific Corp. (b)	7,602	351,745
Bridgebio Pharma, Inc. (b)	590	4,496
Bristol-Myers Squibb Co.	11,296	812,747
Bruker Corp.	495	33,833
Cardinal Health, Inc.	1,447	111,231
Cardiovascular Systems, Inc. (b)	356	4,849
CareDx, Inc. (b)	240	2,738
CAREMAX, Inc. (b)	701	2,559
Caribou Biosciences, Inc. (b)	465	2,920
Cassava Sciences, Inc. (b)(c)	248	7,326
Castle Biosciences, Inc. (b)	171	4,025
Catalent, Inc. (b)	900	40,509
Catalyst Pharmaceuticals, Inc. (b)	507	9,430
Celldex Therapeutics, Inc. (b)	262	11,677
Centene Corp. (b)	3,010	246,850
Cerevel Therapeutics Holdings, Inc. (b)	359	11,323
Certara, Inc. (b)	411	6,605
Cerus Corp. (b)	377	1,376
Charles River Laboratories International, Inc. (b)	277	60,358
Chemed Corp.	75	38,282
Chinook Therapeutics, Inc. (b)	249	6,524
Cigna Corp.	1,604	531,469
CinCor Pharma, Inc. (b)	146	1,794
Codexis, Inc. (b)	115	536

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Health Care — 15.1% (Continued)
Cogent Biosciences, Inc. (b)	343	$3,965
Coherus Biosciences, Inc. (b)	508	4,023
Collegium Pharmaceutical, Inc. (b)	293	6,798
Computer Programs and Systems, Inc. (b)	100	2,722
CONMED Corp.	169	14,980
Corcept Therapeutics, Inc. (b)	430	8,733
CorVel Corp. (b)	34	4,941
Crinetics Pharmaceuticals, Inc. (b)	270	4,941
Cross Country Healthcare, Inc. (b)	193	5,128
CryoPort, Inc. (b)	420	7,287
CTI BioPharma Corp. (b)	843	5,066
Cutera, Inc. (b)	103	4,555
CVS Health Corp.	7,041	656,151
Cytek Biosciences, Inc. (b)	397	4,053
Cytokinetics, Inc. (b)	470	21,535
Danaher Corp.	3,453	916,495
DaVita, Inc. (b)	485	36,215
Day One Biopharmaceuticals, Inc. (b)	242	5,208
Deciphera Pharmaceuticals, Inc. (b)	330	5,409
Definitive Healthcare Corp. (b)	302	3,319
Denali Therapeutics, Inc. (b)	627	17,437
DENTSPLY SIRONA, Inc.	1,122	35,725
Design Therapeutics, Inc. (b)	297	3,047
Dexcom, Inc. (b)	2,085	236,105
DICE Therapeutics, Inc. (b)	240	7,488
DocGo, Inc. (b)	469	3,316
Doximity, Inc. - Class A (b)	498	16,713
Dynavax Technologies Corp. (b)	1,003	10,672
Editas Medicine, Inc. (b)	320	2,838
Edwards Lifesciences Corp. (b)	3,292	245,616

	Shares	Value
Elanco Animal Health, Inc. (b)	2,580	$31,528
Elevance Health, Inc.	1,287	660,192
Eli Lilly & Co.	4,172	1,526,285
Embecta Corp.	345	8,725
Emergent BioSolutions, Inc. (b)	293	3,460
Enanta Pharmaceuticals, Inc. (b)	103	4,792
Encompass Health Corp.	573	34,271
Enhabit, Inc. (b)	236	3,106
Enovis Corp. (b)	195	10,436
Envista Holdings Corp. (b)	798	26,869
Erasca, Inc. (b)	581	2,504
Establishment Labs Holdings, Inc. (b)	112	7,353
Evolent Health, Inc. - Class A (b)	415	11,653
Exact Sciences Corp. (b)	1,003	49,659
Exelixis, Inc. (b)	1,809	29,016
Fate Therapeutics, Inc. (b)	590	5,953
FibroGen, Inc. (b)	463	7,417
Figs, Inc. - Class A (b)	673	4,529
Fulgent Genetics, Inc. (b)	199	5,926
G1 Therapeutics, Inc. (b)	376	2,042
Gilead Sciences, Inc.	6,722	577,084
Glaukos Corp. (b)	280	12,230
Globus Medical, Inc. - Class A (b)	528	39,215
Gossamer Bio, Inc. (b)	405	879
Guardant Health, Inc. (b)	570	15,504
Haemonetics Corp. (b)	250	19,663
Halozyme Therapeutics, Inc. (b)	732	41,651
Harmony Biosciences Holdings, Inc. (b)	168	9,257
HCA Healthcare, Inc.	1,155	277,154
Health Catalyst, Inc. (b)	60	638
HealthEquity, Inc. (b)	430	26,505
HealthStream, Inc. (b)	231	5,738
Henry Schein, Inc. (b)	689	55,030
Heska Corp. (b)	100	6,216
Hologic, Inc. (b)	1,326	99,198

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Health Care — 15.1% (Continued)
Horizon Therapeutics PLC (b)	1,236	$140,657
Humana, Inc.	670	343,167
ICU Medical, Inc. (b)	100	15,748
IDEXX Laboratories, Inc. (b)	445	181,542
Illumina, Inc. (b)	844	170,657
ImmunoGen, Inc. (b)	859	4,261
Inari Medical, Inc. (b)	276	17,543
Incyte Corp. (b)	1,194	95,902
Inhibrx, Inc. (b)	155	3,819
Innoviva, Inc. (b)	646	8,560
Inogen, Inc. (b)	213	4,198
Insmed, Inc. (b)	760	15,185
Inspire Medical Systems, Inc. (b)	164	41,308
Insulet Corp. (b)	368	108,336
Integer Holdings Corp. (b)	148	10,132
Integra LifeSciences Holdings Corp. (b)	378	21,194
Intellia Therapeutics, Inc. (b)	460	16,049
Intercept Pharmaceuticals, Inc. (b)	137	1,695
Intra-Cellular Therapies, Inc. (b)	453	23,973
Intuitive Surgical, Inc. (b)	1,896	503,104
Ionis Pharmaceuticals, Inc. (b)	700	26,439
Iovance Biotherapeutics, Inc. (b)	770	4,920
IQVIA Holdings, Inc. (b)	916	187,679
iRhythm Technologies, Inc. (b)	166	15,549
Ironwood Pharmaceuticals, Inc. - Class A (b)	1,000	12,390
iTeos Therapeutics, Inc. (b)	258	5,039
IVERIC bio, Inc. (b)	655	14,024
Johnson & Johnson	13,909	2,457,025
Karuna Therapeutics, Inc. (b)	136	26,724
Keros Therapeutics, Inc. (b)	124	5,955
Kezar Life Sciences, Inc. (b)	601	4,231

	Shares	Value
Kodiak Sciences, Inc. (b)	300	$2,148
Krystal Biotech, Inc. (b)	108	8,556
Kura Oncology, Inc. (b)	403	5,001
Kymera Therapeutics, Inc. (b)	142	3,544
Laboratory Corp. of America Holdings	511	120,330
Lantheus Holdings, Inc. (b)	358	18,244
LeMaitre Vascular, Inc.	104	4,786
LHC Group, Inc. (b)	170	27,487
LifeStance Health Group, Inc. (b)	653	3,226
Ligand Pharmaceuticals, Inc. (b)	111	7,415
Lyell Immunopharma, Inc. (b)	626	2,172
Madrigal Pharmaceuticals, Inc. (b)	60	17,415
Maravai LifeSciences Holdings, Inc. - Class A (b)	659	9,430
Masimo Corp. (b)	259	38,319
McKesson Corp.	771	289,218
Medpace Holdings, Inc. (b)	122	25,914
Merck & Co., Inc.	13,402	1,486,952
Meridian Bioscience, Inc. (b)	55	1,827
Merit Medical Systems, Inc. (b)	298	21,045
Mersana Therapeutics, Inc. (b)	640	3,750
Mesa Laboratories, Inc.	34	5,651
Mettler-Toledo International, Inc. (b)	121	174,899
Mirati Therapeutics, Inc. (b)	277	12,551
Mirum Pharmaceuticals, Inc. (b)	360	7,020
Moderna, Inc. (b)	1,777	319,185
ModivCare, Inc. (b)	60	5,384
Molina Healthcare, Inc. (b)	308	101,708
Morphic Holding, Inc. (b)	173	4,628
Myriad Genetics, Inc. (b)	450	6,530
NanoString Technologies, Inc. (b)	300	2,391
Natera, Inc. (b)	550	22,094

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Health Care — 15.1% (Continued)
National HealthCare Corp.	67	$3,987
National Research Corp.	128	4,774
Neogen Corp. (b)	1,159	17,652
NeoGenomics, Inc. (b)	690	6,376
Neurocrine Biosciences, Inc. (b)	510	60,914
Nevro Corp. (b)	162	6,415
NextGen Healthcare, Inc. (b)	305	5,728
Nkarta, Inc. (b)	352	2,108
Novavax, Inc. (b)(c)	757	7,782
Nurix Therapeutics, Inc. (b)	394	4,326
Nuvalent, Inc. - Class A (b)	258	7,683
NuVasive, Inc. (b)	290	11,960
Oak Street Health, Inc. (b)	617	13,272
Omniab, Inc. (b)(d)(e)	42	—
Omniab, Inc. (b)(d)(e)	42	—
OmniAb, Inc. (b)	543	1,955
Omnicell, Inc. (b)	252	12,706
Option Care Health, Inc. (b)	766	23,049
Organon & Co.	1,281	35,778
OrthoPediatrics Corp. (b)	105	4,172
Outset Medical, Inc. (b)	205	5,293
Owens & Minor, Inc.	312	6,093
Pacific Biosciences of California, Inc. (b)	1,120	9,162
Pacira BioSciences, Inc. (b)	279	10,772
Patterson Cos., Inc.	463	12,978
PDS Biotechnology Corp. (b)	151	1,993
Pediatrix Medical Group, Inc. (b)	600	8,916
Penumbra, Inc. (b)	196	43,602
PerkinElmer, Inc.	667	93,527
Pfizer, Inc.	28,839	1,477,710
Phreesia, Inc. (b)	360	11,650
Pliant Therapeutics, Inc. (b)	222	4,291
Point Biopharma Global, Inc. (b)	651	4,746
Premier, Inc. - Class A	627	21,932
Prestige Consumer Healthcare, Inc. (b)	271	16,965

	Shares	Value
Privia Health Group, Inc. (b)	437	$9,924
PROCEPT BioRobotics Corp. (b)	289	12,005
Progyny, Inc. (b)	390	12,149
Prometheus Biosciences, Inc. (b)	136	14,960
PTC Therapeutics, Inc. (b)	372	14,199
Pulmonx Corp. (b)	288	2,428
Quest Diagnostics, Inc.	614	96,054
QuidelOrtho Corp. (b)	264	22,617
R1 RCM, Inc. (b)	1,727	18,911
RadNet, Inc. (b)	264	4,971
RAPT Therapeutics, Inc. (b)	205	4,059
Reata Pharmaceuticals, Inc. - Class A (b)	130	4,939
Recursion Pharmaceuticals, Inc. - Class A (b)	452	3,485
Regeneron Pharmaceuticals, Inc. (b)	552	398,262
REGENXBIO, Inc. (b)	218	4,944
Relay Therapeutics, Inc. (b)	410	6,125
Relmada Therapeutics, Inc. (b)	145	506
Repligen Corp. (b)	300	50,793
Replimune Group, Inc. (b)	282	7,670
ResMed, Inc.	777	161,717
Revance Therapeutics, Inc. (b)	365	6,738
REVOLUTION Medicines, Inc. (b)	530	12,625
Rhythm Pharmaceuticals, Inc. (b)	231	6,727
Rocket Pharmaceuticals, Inc. (b)	400	7,828
Royalty Pharma PLC - Class A	1,915	75,681
Sage Therapeutics, Inc. (b)	300	11,442
Sana Biotechnology, Inc. (b)	136	537
Sangamo Therapeutics, Inc. (b)	730	2,292
Sarepta Therapeutics, Inc. (b)	463	59,996
Schrodinger, Inc. (b)	309	5,775

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Health Care — 15.1% (Continued)
Seagen, Inc. (b)	1,020	$131,080
Select Medical Holdings Corp.	641	15,916
Seres Therapeutics, Inc. (b)	762	4,267
Shockwave Medical, Inc. (b)	189	38,860
SI-BONE, Inc. (b)	281	3,822
Signify Health, Inc. - Class A (b)	379	10,862
Silk Road Medical, Inc. (b)	175	9,249
Simulations Plus, Inc.	97	3,547
Sotera Health Co. (b)	870	7,247
SpringWorks Therapeutics, Inc. (b)	280	7,283
STAAR Surgical Co. (b)	280	13,591
Stryker Corp.	1,887	461,353
Supernus Pharmaceuticals, Inc. (b)	275	9,809
Surgery Partners, Inc. (b)	254	7,076
Syneos Health, Inc. (b)	300	11,004
Tandem Diabetes Care, Inc. (b)	348	15,643
Teladoc Health, Inc. (b)	839	19,842
Teleflex, Inc.	252	62,907
Tenet Healthcare Corp. (b)	631	30,787
TG Therapeutics, Inc. (b)	795	9,405
The Cooper Cos., Inc.	264	87,297
The Ensign Group, Inc.	300	28,383
The Pennant Group, Inc. (b)	150	1,647
Thermo Fisher Scientific, Inc.	2,073	1,141,580
Tilray Brands, Inc. (b)(c)	4,583	12,328
TransMedics Group, Inc. (b)	156	9,628
Travere Therapeutics, Inc. (b)	326	6,856
Treace Medical Concepts, Inc. (b)	218	5,012
Twist Bioscience Corp. (b)	260	6,191
UFP Technologies, Inc. (b)	56	6,602
Ultragenyx Pharmaceutical, Inc. (b)	421	19,505
United Therapeutics Corp. (b)	246	68,410

	Shares	Value
UnitedHealth Group, Inc.	4,906	$2,601,063
Universal Health Services, Inc. - Class B	335	47,198
US Physical Therapy, Inc.	93	7,536
Vanda Pharmaceuticals, Inc. (b)	481	3,555
Varex Imaging Corp. (b)	282	5,725
Vaxcyte, Inc. (b)	269	12,899
Veeva Systems, Inc. - Class A (b)	746	120,389
Ventyx Biosciences, Inc. (b)	137	4,492
Veracyte, Inc. (b)	440	10,441
Vericel Corp. (b)	230	6,058
Vertex Pharmaceuticals, Inc. (b)	1,375	397,073
Verve Therapeutics, Inc. (b)	193	3,735
Viatris, Inc.	6,423	71,488
Vir Biotechnology, Inc. (b)	580	14,680
Viridian Therapeutics, Inc. (b)	242	7,069
Waters Corp. (b)	321	109,968
West Pharmaceutical Services, Inc.	393	92,493
Y-mAbs Therapeutics, Inc. (b)	24	117
Zentalis Pharmaceuticals, Inc. (b)	312	6,284
Zimmer Biomet Holdings, Inc.	1,135	144,713
Zimvie, Inc. (b)	127	1,186
Zoetis, Inc.	2,531	370,918
		30,186,777
Industrials — 9.7%
3D Systems Corp. (b)	848	6,275
3M Co.	2,912	349,207
A O Smith Corp.	716	40,984
AAON, Inc.	253	19,056
AAR Corp. (b)	187	8,396
ABM Industries, Inc.	382	16,968
ACCO Brands Corp.	825	4,612
Acuity Brands, Inc.	177	29,313
ACV Auctions, Inc. - Class A (b)	743	6,100

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Industrials — 9.7% (Continued)
Advanced Drainage Systems, Inc.	399	$32,706
AECOM	749	63,613
Aerojet Rocketdyne Holdings, Inc. (b)	400	22,372
AeroVironment, Inc. (b)	126	10,793
AGCO Corp.	346	47,987
Air Lease Corp.	600	23,052
Air Transport Services Group, Inc. (b)	401	10,418
Alamo Group, Inc.	63	8,921
Alaska Air Group, Inc. (b)	714	30,659
Albany International Corp. - Class A	165	16,267
Alight, Inc. - Class A (b)	2,119	17,715
Allegiant Travel Co. (b)	73	4,963
Allison Transmission Holdings, Inc.	511	21,258
Altra Industrial Motion Corp.	300	17,925
Ameresco, Inc. - Class A (b)	163	9,314
American Airlines Group, Inc. (b)	3,451	43,897
American Woodmark Corp. (b)	130	6,352
AMETEK, Inc.	1,219	170,319
Apogee Enterprises, Inc.	118	5,246
Applied Industrial Technologies, Inc.	217	27,349
ArcBest Corp.	150	10,506
Arcosa, Inc.	273	14,835
Armstrong World Industries, Inc.	259	17,765
Array Technologies, Inc. (b)	750	14,498
ASGN, Inc. (b)	250	20,370
Astec Industries, Inc.	200	8,132
Atkore, Inc. (b)	312	35,387
Atlas Air Worldwide Holdings, Inc. (b)	160	16,128
Avis Budget Group, Inc. (b)	253	41,474
Axon Enterprise, Inc. (b)	418	69,359
AZZ, Inc.	130	5,226

	Shares	Value
Babcock & Wilcox Enterprises, Inc. (b)	730	$4,212
Barnes Group, Inc.	273	11,152
Barrett Business Services, Inc.	62	5,783
Beacon Roofing Supply, Inc. (b)	310	16,365
Blink Charging Co. (b)(c)	637	6,988
Bloom Energy Corp. - Class A (b)	908	17,361
Boise Cascade Co.	214	14,695
Booz Allen Hamilton Holding Corp.	696	72,746
Brady Corp. - Class A	261	12,293
Builders FirstSource, Inc. (b)	813	52,747
BWX Technologies, Inc.	491	28,517
CACI International, Inc. - Class A (b)	124	37,273
Carlisle Cos., Inc.	275	64,804
Carrier Global Corp.	4,514	186,203
Casella Waste Systems, Inc. - Class A (b)	276	21,890
Caterpillar, Inc.	2,831	678,194
CBIZ, Inc. (b)	220	10,307
CH Robinson Worldwide, Inc.	641	58,690
ChargePoint Holdings, Inc. (b)(c)	1,053	10,035
Chart Industries, Inc. (b)	198	22,816
Cintas Corp.	470	212,261
Clean Harbors, Inc. (b)	252	28,758
Columbus McKinnon Corp.	101	3,280
Comfort Systems USA, Inc.	188	21,635
Construction Partners, Inc. - Class A (b)	212	5,658
Copart, Inc. (b)	2,650	161,359
Core & Main, Inc. - Class A (b)	325	6,276
CoreCivic, Inc. (b)	799	9,236
CoStar Group, Inc. (b)	2,150	166,152
Covenant Logistics Group, Inc. - Class A	100	3,457
CRA International, Inc.	54	6,611

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Industrials — 9.7% (Continued)
Crane Holdings Co.	260	$26,117
CSW Industrials, Inc.	73	8,463
CSX Corp.	11,484	355,774
Cummins, Inc.	741	179,537
Curtiss-Wright Corp.	191	31,895
Deere & Co.	1,505	645,284
Delta Air Lines, Inc. (b)	3,462	113,761
Deluxe Corp.	200	3,396
Donaldson Co., Inc.	656	38,619
Douglas Dynamics, Inc.	169	6,111
Dover Corp.	753	101,964
Driven Brands Holdings, Inc. (b)	420	11,470
Ducommun, Inc. (b)	117	5,845
Dun & Bradstreet Holdings, Inc.	1,103	13,523
DXP Enterprises, Inc. (b)	100	2,755
Dycom Industries, Inc. (b)	152	14,227
Eagle Bulk Shipping, Inc. (c)	106	5,294
Eaton Corp. PLC	2,136	335,245
EMCOR Group, Inc.	271	40,138
Emerson Electric Co.	3,140	301,628
Encore Wire Corp.	104	14,306
Energy Recovery, Inc. (b)	281	5,758
Enerpac Tool Group Corp.	290	7,381
EnerSys	202	14,916
Ennis, Inc.	50	1,108
Enovix Corp. (b)	827	10,288
EnPro Industries, Inc.	118	12,825
Equifax, Inc.	486	94,459
Esab Corp.	332	15,577
ESCO Technologies, Inc.	136	11,905
Evoqua Water Technologies Corp. (b)	588	23,285
Expeditors International of Washington, Inc.	869	90,307
Exponent, Inc.	271	26,853
Fastenal Co.	3,082	145,840
Federal Signal Corp.	319	14,824
FedEx Corp.	1,282	222,042
First Advantage Corp. (b)	366	4,758
Flowserve Corp.	701	21,507

	Shares	Value
Fluence Energy, Inc. (b)	309	$5,299
Fluor Corp. (b)	805	27,901
Fortive Corp.	1,992	127,986
Fortune Brands Innovations, Inc.	726	41,462
Forward Air Corp.	152	15,943
Franklin Covey Co. (b)	104	4,864
Franklin Electric Co., Inc.	206	16,429
FTI Consulting, Inc. (b)	180	28,584
Gates Industrial Corp. PLC (b)	835	9,527
GATX Corp.	168	17,865
Generac Holdings, Inc. (b)	330	33,218
General Dynamics Corp.	1,456	361,248
General Electric Co.	5,823	487,909
Gibraltar Industries, Inc. (b)	138	6,331
Global Industrial Co.	10	235
GMS, Inc. (b)	240	11,952
Graco, Inc.	871	58,583
GrafTech International Ltd.	521	2,480
Granite Construction, Inc.	361	12,660
Great Lakes Dredge & Dock Corp. (b)	638	3,796
Griffon Corp.	260	9,305
GXO Logistics, Inc. (b)	623	26,596
H&E Equipment Services, Inc.	166	7,536
Hawaiian Holdings, Inc. (b)	325	3,335
Hayward Holdings, Inc. (b)	699	6,571
Healthcare Services Group, Inc.	375	4,500
Heartland Express, Inc.	340	5,216
HEICO Corp.	196	30,113
HEICO Corp. - Class A	396	47,461
Heidrick & Struggles International, Inc.	178	4,979
Helios Technologies, Inc.	150	8,166
Herc Holdings, Inc.	143	18,815
Heritage-Crystal Clean, Inc. (b)	162	5,262
Hexcel Corp.	320	18,832
Hillenbrand, Inc.	325	13,868
Hillman Solutions Corp. (b)	2,393	17,254
HNI Corp. (c)	274	7,790

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Industrials — 9.7% (Continued)
Honeywell International, Inc.	3,564	$763,765
Howmet Aerospace, Inc.	2,169	85,480
Hub Group, Inc. - Class A (b)	143	11,367
Hubbell, Inc.	285	66,884
Huntington Ingalls Industries, Inc.	202	46,597
Huron Consulting Group, Inc. (b)	109	7,913
IAA, Inc. (b)	729	29,160
ICF International, Inc.	97	9,608
IDEX Corp.	405	92,474
IES Holdings, Inc. (b)	60	2,134
Illinois Tool Works, Inc.	1,661	365,918
Ingersoll Rand, Inc.	2,193	114,584
Insperity, Inc.	190	21,584
Insteel Industries, Inc.	178	4,899
Interface, Inc.	483	4,767
ITT, Inc.	439	35,603
Jacobs Solutions, Inc.	726	87,171
Janus International Group, Inc. (b)	533	5,074
JB Hunt Transport Services, Inc.	440	76,718
JELD-WEN Holding, Inc. (b)	547	5,279
JetBlue Airways Corp. (b)	1,750	11,340
Joby Aviation, Inc. (b)	2,151	7,206
John Bean Technologies Corp.	151	13,791
Johnson Controls International PLC	3,739	239,296
Kadant, Inc.	69	12,257
Kaman Corp.	168	3,746
KAR Auction Services, Inc. (b)	715	9,331
KBR, Inc.	738	38,966
Kelly Services, Inc. - Class A	348	5,881
Kennametal, Inc.	475	11,429
Kforce, Inc.	69	3,783
Kirby Corp. (b)	300	19,305
Knight-Swift Transportation Holdings, Inc.	844	44,234

	Shares	Value
Korn Ferry	323	$16,350
Kratos Defense & Security Solutions, Inc. (b)	758	7,823
L3Harris Technologies, Inc.	1,026	213,623
Landstar System, Inc.	193	31,440
Legalzoom.com, Inc. (b)	783	6,060
Leidos Holdings, Inc.	672	70,688
Lennox International, Inc.	167	39,951
Lincoln Electric Holdings, Inc.	294	42,480
Lindsay Corp.	58	9,445
Lockheed Martin Corp.	1,422	691,789
Lyft, Inc. - Class A (b)	1,606	17,698
ManpowerGroup, Inc.	256	21,302
Marten Transport Ltd.	308	6,092
Masco Corp.	1,285	59,971
MasTec, Inc. (b)	333	28,415
Masterbrand, Inc. (b)	726	5,481
Matson, Inc.	175	10,939
Matthews International Corp. - Class A	100	3,044
Maxar Technologies, Inc.	464	24,007
McGrath RentCorp	114	11,256
MDU Resources Group, Inc.	1,115	33,829
Mercury Systems, Inc. (b)	345	15,435
MillerKnoll, Inc.	460	9,665
Moog, Inc. - Class A	165	14,480
MRC Global, Inc. (b)	586	6,786
MSA Safety, Inc.	195	28,117
MSC Industrial Direct Co., Inc. - Class A	245	20,017
Mueller Industries, Inc.	300	17,700
Mueller Water Products, Inc. - Class A	622	6,693
MYR Group, Inc. (b)	77	7,089
Nordson Corp.	282	67,037
Norfolk Southern Corp.	1,260	310,489
Northrop Grumman Corp.	830	452,856
NOW, Inc. (b)	649	8,242
nVent Electric PLC	873	33,584
Old Dominion Freight Line, Inc.	516	146,431
Oshkosh Corp.	350	30,867
Otis Worldwide Corp.	2,278	178,390

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Industrials — 9.7% (Continued)
Owens Corning	530	$45,209
PACCAR, Inc.	1,768	174,979
Parker-Hannifin Corp.	682	198,462
Parsons Corp. (b)	550	25,438
PGT Innovations, Inc. (b)	305	5,478
Planet Labs PBC (b)	1,436	6,247
Plug Power, Inc. (b)	2,593	32,075
Primoris Services Corp.	238	5,222
Proto Labs, Inc. (b)	130	3,319
Quanex Building Products Corp.	247	5,849
Quanta Services, Inc.	762	108,585
Raytheon Technologies Corp.	7,329	739,643
RBC Bearings, Inc. (b)	145	30,356
Regal Rexnord Corp.	344	41,273
Republic Services, Inc.	897	115,704
Resideo Technologies, Inc. (b)	758	12,469
Resources Connection, Inc.	200	3,676
Robert Half International, Inc.	582	42,969
Rocket Lab USA, Inc. (b)	2,043	7,702
Rockwell Automation, Inc.	620	159,693
Rollins, Inc.	1,268	46,333
Rush Enterprises, Inc. - Class A	228	11,920
RXO, Inc. (b)	636	10,939
Ryder System, Inc.	243	20,308
Saia, Inc. (b)	135	28,307
Schneider National, Inc. - Class B	218	5,101
Science Applications International Corp.	286	31,726
SES AI Corp. (b)	766	2,413
Shoals Technologies Group, Inc. - Class A (b)	700	17,269
Simpson Manufacturing Co., Inc.	238	21,101
SiteOne Landscape Supply, Inc. (b)	230	26,984
SkyWest, Inc. (b)	375	6,191
Snap-on, Inc. (c)	280	63,977

	Shares	Value
Southwest Airlines Co. (b)	3,221	$108,451
SP Plus Corp. (b)	148	5,139
Spirit AeroSystems Holdings, Inc. - Class A	700	20,720
Spirit Airlines, Inc. (b)	540	10,519
SPX Technologies, Inc. (b)	115	7,550
Standex International Corp.	50	5,121
Stanley Black & Decker, Inc.	777	58,368
Steelcase, Inc. - Class A	689	4,871
Stem, Inc. (b)	703	6,285
Stericycle, Inc. (b)	494	24,646
Sterling Check Corp. (b)	444	6,869
Sterling Infrastructure, Inc. (b)	214	7,019
Sun Country Airlines Holdings, Inc. (b)	326	5,170
SunPower Corp. (b)	450	8,114
Sunrun, Inc. (b)	1,120	26,902
Tennant Co.	99	6,095
Terex Corp.	353	15,080
Tetra Tech, Inc.	283	41,089
Textainer Group Holdings Ltd.	155	4,807
Textron, Inc.	1,123	79,508
The AZEK Co., Inc. (b)	791	16,073
The Boeing Co. (b)	3,141	598,329
The Brink’s Co.	291	15,630
The GEO Group, Inc. (b)	632	6,920
The Gorman-Rupp Co.	182	4,663
The Greenbrier Cos., Inc.	200	6,706
The Manitowoc Co., Inc. (b)	268	2,455
The Middleby Corp. (b)	290	38,831
The Shyft Group, Inc.	75	1,865
The Timken Co.	375	26,501
The Toro Co.	561	63,505
Thermon Group Holdings, Inc. (b)	308	6,185
Titan International, Inc. (b)	375	5,745
Titan Machinery, Inc. (b)	167	6,635
TransDigm Group, Inc.	282	177,561
TransUnion	1,101	62,482
Trex Co., Inc. (b)	600	25,398
TriNet Group, Inc. (b)	310	21,018

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Industrials — 9.7% (Continued)
Trinity Industries, Inc.	359	$10,616
Triumph Group, Inc. (b)	196	2,062
TrueBlue, Inc. (b)	55	1,077
Tutor Perini Corp. (b)	200	1,510
Uber Technologies, Inc. (b)	10,088	249,476
UFP Industries, Inc.	321	25,439
U-Haul Holding Co.	441	24,246
U-Haul Holding Co.	49	2,949
UniFirst Corp.	86	16,597
Union Pacific Corp.	3,106	643,159
United Airlines Holdings, Inc. (b)	1,705	64,279
United Parcel Service, Inc. - Class B	3,925	682,322
United Rentals, Inc. (b)	403	143,234
Univar Solutions, Inc. (b)	886	28,175
Upwork, Inc. (b)	512	5,345
Valmont Industries, Inc.	118	39,019
Verisk Analytics, Inc.	833	146,958
Veritiv Corp.	97	11,806
Vertiv Holdings Co.	1,638	22,375
Viad Corp. (b)	100	2,439
Vicor Corp. (b)	165	8,869
Virgin Galactic Holdings, Inc. (b)(c)	1,055	3,671
Wabash National Corp.	348	7,865
Waste Management, Inc.	2,128	333,841
Watsco, Inc.	182	45,391
Watts Water Technologies, Inc. - Class A	158	23,104
Werner Enterprises, Inc.	250	10,065
WESCO International, Inc. (b)	221	27,669
Westinghouse Air Brake Technologies Corp.	940	93,821
WillScot Mobile Mini Holdings Corp. - Class A (b)	1,123	50,726
Woodward, Inc.	305	29,466
WW Grainger, Inc.	243	135,169
XPO, Inc. (b)	636	21,172
Xylem, Inc.	990	109,464

	Shares	Value
Zurn Elkay Water Solutions Corp.	730	$15,440
		19,369,990
Information Technology — 24.2%
8x8, Inc. (b)	230	994
A10 Networks, Inc.	327	5,438
ACI Worldwide, Inc. (b)	560	12,880
ACM Research, Inc. - Class A (b)	378	2,914
Adeia, Inc.	799	7,575
Adobe, Inc. (b)	2,450	824,498
ADTRAN Holdings, Inc.	374	7,027
Advanced Energy Industries, Inc.	213	18,271
Advanced Micro Devices, Inc. (b)	8,572	555,208
Affirm Holdings, Inc. (b)(c)	1,056	10,212
Agilysys, Inc. (b)	128	10,130
Akamai Technologies, Inc. (b)	856	72,161
Alarm.com Holdings, Inc. (b)	253	12,518
Alkami Technology, Inc. (b)	304	4,435
Allegro MicroSystems, Inc. (b)	447	13,419
Alpha & Omega Semiconductor Ltd. (b)	148	4,228
Altair Engineering, Inc. - Class A (b)	274	12,459
Alteryx, Inc. - Class A (b)	313	15,860
Ambarella, Inc. (b)	277	22,778
American Software, Inc. - Class A	309	4,536
Amkor Technology, Inc.	185	4,436
Amphenol Corp. - Class A	3,158	240,450
Amplitude, Inc. - Class A (b)	314	3,793
Analog Devices, Inc.	2,759	452,559
ANSYS, Inc. (b)	458	110,648
Appfolio, Inc. - Class A (b)	110	11,592
Appian Corp. (b)	213	6,935
Apple, Inc.	85,020	11,046,649
Applied Materials, Inc.	4,614	449,311

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Information Technology — 24.2% (Continued)
AppLovin Corp. - Class A (b)	548	$5,770
Arista Networks, Inc. (b)	1,286	156,056
Arrow Electronics, Inc. (b)	360	37,645
Asana, Inc. - Class A (b)	399	5,494
Aspen Technology, Inc. (b)	136	27,934
Autodesk, Inc. (b)	1,164	217,517
Automatic Data Processing, Inc.	2,206	526,925
Avid Technology, Inc. (b)	194	5,158
AvidXchange Holdings, Inc. (b)	680	6,759
Avnet, Inc.	458	19,044
Axcelis Technologies, Inc. (b)	183	14,523
Badger Meter, Inc.	168	18,317
Belden, Inc.	229	16,465
Benchmark Electronics, Inc.	136	3,630
Bentley Systems, Inc. - Class B	1,054	38,956
BigCommerce Holdings, Inc. (b)	323	2,823
Bill.com Holdings, Inc. (b)	562	61,236
Black Knight, Inc. (b)	812	50,141
Blackbaud, Inc. (b)	200	11,772
Blackline, Inc. (b)	240	16,145
Block, Inc. (b)	2,812	176,706
Box, Inc. - Class A (b)	708	22,040
Braze, Inc. - Class A (b)	205	5,592
Broadcom, Inc.	2,090	1,168,582
Broadridge Financial Solutions, Inc.	610	81,819
C3.ai, Inc. - Class A (b)	434	4,856
Cadence Design Systems, Inc. (b)	1,466	235,498
Calix, Inc. (b)	308	21,076
CCC Intelligent Solutions Holdings, Inc. (b)	595	5,177
CDW Corp.	721	128,756
Cerence, Inc. (b)	271	5,022
Ceridian HCM Holding, Inc. (b)	780	50,037
CEVA, Inc. (b)	176	4,502

	Shares	Value
Ciena Corp. (b)	821	$41,855
Cirrus Logic, Inc. (b)	292	21,748
Cisco Systems, Inc.	21,077	1,004,108
Clear Secure, Inc. - Class A	319	8,750
Clearfield, Inc. (b)	62	5,837
Clearwater Analytics Holdings, Inc. - Class A (b)	295	5,531
Cloudflare, Inc. - Class A (b)	1,488	67,273
Cognex Corp.	895	42,163
Cognizant Technology Solutions Corp. - Class A	2,758	157,730
Coherent Corp. (b)	636	22,324
Cohu, Inc. (b)	226	7,243
CommScope Holding Co., Inc. (b)	1,150	8,452
CommVault Systems, Inc. (b)	265	16,653
Comtech Telecommunications Corp.	100	1,214
Concentrix Corp.	232	30,893
Conduent, Inc. (b)	1,513	6,128
Confluent, Inc. - Class A (b)	748	16,636
Consensus Cloud Solutions, Inc. (b)	108	5,806
Corning, Inc.	4,080	130,315
Corsair Gaming, Inc. (b)	381	5,170
Coupa Software, Inc. (b)	442	34,993
Crowdstrike Holdings, Inc. - Class A (b)	1,129	118,872
CSG Systems International, Inc.	167	9,552
CTS Corp.	213	8,396
Datadog, Inc. - Class A (b)	1,373	100,915
Dell Technologies, Inc. - Class C	1,300	52,286
Digi International, Inc. (b)	182	6,652
Digital Turbine, Inc. (b)	456	6,949
DigitalOcean Holdings, Inc. (b)	301	7,667
Diodes, Inc. (b)	233	17,741
DocuSign, Inc. (b)	1,055	58,468

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Information Technology — 24.2% (Continued)
Dolby Laboratories, Inc. - Class A	300	$21,162
Domo, Inc. - Class B (b)	254	3,617
DoubleVerify Holdings, Inc. (b)	352	7,730
Dropbox, Inc. - Class A (b)	1,403	31,399
Duck Creek Technologies, Inc. (b)	500	6,025
DXC Technology Co. (b)	1,118	29,627
Dynatrace, Inc. (b)	1,049	40,177
E2open Parent Holdings, Inc. (b)	1,231	7,226
Ebix, Inc.	31	619
eGain Corp. (b)	150	1,354
Embark Technology, Inc. (b)	135	444
Enphase Energy, Inc. (b)	705	186,797
Entegris, Inc.	791	51,882
Envestnet, Inc. (b)	268	16,536
EPAM Systems, Inc. (b)	294	96,356
ePlus, Inc. (b)	191	8,458
Euronet Worldwide, Inc. (b)	251	23,689
Everbridge, Inc. (b)	190	5,620
Evo Payments, Inc. - Class A (b)	252	8,528
ExlService Holdings, Inc. (b)	173	29,311
Expensify, Inc. - Class A (b)	319	2,817
Extreme Networks, Inc. (b)	685	12,542
F5, Inc. (b)	311	44,632
Fair Isaac Corp. (b)	138	82,604
FARO Technologies, Inc. (b)	170	5,000
Fastly, Inc. - Class A (b)	589	4,824
Fidelity National Information Services, Inc.	3,228	219,020
First Solar, Inc. (b)	522	78,190
Fiserv, Inc. (b)	3,225	325,951
Five9, Inc. (b)	400	27,144
FleetCor Technologies, Inc. (b)	397	72,921
Flywire Corp. (b)	422	10,326
FormFactor, Inc. (b)	480	10,670
Fortinet, Inc. (b)	3,555	173,804

	Shares	Value
Freshworks, Inc. - Class A (b)(c)	733	$10,782
Gartner, Inc. (b)	402	135,128
Gen Digital, Inc.	3,534	75,734
Genpact Ltd.	939	43,494
Gitlab, Inc. - Class A (b)	395	17,949
Global Payments, Inc.	1,495	148,483
GLOBALFOUNDRIES, Inc. (b)(c)	403	21,718
GoDaddy, Inc. - Class A (b)	839	62,774
Grid Dynamics Holdings, Inc. (b)	258	2,895
Guidewire Software, Inc. (b)	490	30,654
Harmonic, Inc. (b)	547	7,166
HashiCorp, Inc. - Class A (b)	376	10,280
Hewlett Packard Enterprise Co.	6,852	109,358
HP, Inc.	5,395	144,964
HubSpot, Inc. (b)	260	75,174
I3 Verticals, Inc. - Class A (b)	226	5,501
Ichor Holdings Ltd. (b)	183	4,908
Impinj, Inc. (b)	186	20,308
Infinera Corp. (b)	1,521	10,252
Informatica, Inc. - Class A (b)	585	9,530
Insight Enterprises, Inc. (b)	200	20,054
Intapp, Inc. (b)	252	6,285
Intel Corp.	22,022	582,041
InterDigital, Inc.	188	9,302
International Business Machines Corp.	4,844	682,471
International Money Express, Inc. (b)	206	5,020
Intuit, Inc.	1,425	554,638
IonQ, Inc. (b)(c)	590	2,036
IPG Photonics Corp. (b)	174	16,473
Itron, Inc. (b)	200	10,130
Jabil, Inc.	708	48,286
Jack Henry & Associates, Inc.	392	68,820
Jamf Holding Corp. (b)	327	6,965

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Information Technology — 24.2% (Continued)
JFrog Ltd. (b)	277	$5,908
Juniper Networks, Inc.	1,776	56,761
Keysight Technologies, Inc. (b)	949	162,345
KLA Corp.	755	284,658
KnowBe4, Inc. - Class A (b)	376	9,317
Knowles Corp. (b)	458	7,520
Kulicke & Soffa Industries, Inc.	303	13,411
Kyndryl Holdings, Inc. (b)	1,003	11,153
Lam Research Corp.	727	305,558
Lattice Semiconductor Corp. (b)	729	47,298
Littelfuse, Inc.	141	31,048
LivePerson, Inc. (b)	636	6,449
LiveRamp Holdings, Inc. (b)	450	10,548
Lumentum Holdings, Inc. (b)	357	18,625
MACOM Technology Solutions Holdings, Inc. (b)	259	16,312
Manhattan Associates, Inc. (b)	333	40,426
Marathon Digital Holdings, Inc. (b)(c)	576	1,970
Marqeta, Inc. - Class A (b)	2,104	12,855
Marvell Technology, Inc.	4,527	167,680
Mastercard, Inc. - Class A	4,514	1,569,653
Maximus, Inc.	347	25,446
MaxLinear, Inc. (b)	475	16,126
Methode Electronics, Inc.	233	10,338
Microchip Technology, Inc.	2,904	204,006
Micron Technology, Inc.	6,069	303,329
Microsoft Corp.	38,666	9,272,880
MicroStrategy, Inc. - Class A (b)(c)	60	8,494
Mirion Technologies, Inc. (b)	829	5,480
Mitek Systems, Inc. (b)	420	4,070
MKS Instruments, Inc.	300	25,419
Model N, Inc. (b)	189	7,666
Momentive Global, Inc. (b)	363	2,541
MongoDB, Inc. (b)	429	84,444

	Shares	Value
Monolithic Power Systems, Inc.	236	$83,452
Motorola Solutions, Inc.	895	230,650
N-able, Inc. (b)	505	5,191
Napco Security Technologies, Inc. (b)	177	4,864
National Instruments Corp.	703	25,941
nCino, Inc. (b)	330	8,725
NCR Corp. (b)	640	14,982
NetApp, Inc.	1,166	70,030
NETGEAR, Inc. (b)	50	906
NetScout Systems, Inc. (b)	295	9,590
New Relic, Inc. (b)	325	18,346
Novanta, Inc. (b)	179	24,321
Nutanix, Inc. - Class A (b)	1,191	31,026
NVIDIA Corp.	12,646	1,848,086
Okta, Inc. (b)	790	53,981
Olo, Inc. - Class A (b)	606	3,788
ON Semiconductor Corp. (b)	2,300	143,451
Onto Innovation, Inc. (b)	275	18,725
Oracle Corp.	7,888	644,765
OSI Systems, Inc. (b)	100	7,952
PagerDuty, Inc. (b)	430	11,421
Palantir Technologies, Inc. - Class A (b)	9,164	58,833
Palo Alto Networks, Inc. (b)	1,565	218,380
PAR Technology Corp. (b)	100	2,607
Paya Holdings, Inc. (b)	805	6,335
Paychex, Inc.	1,717	198,417
Paycom Software, Inc. (b)	274	85,025
Paycor HCM, Inc. (b)	222	5,432
Paylocity Holding Corp. (b)	213	41,377
PayPal Holdings, Inc. (b)	6,141	437,362
PDF Solutions, Inc. (b)	190	5,419
Pegasystems, Inc.	300	10,272
Perficient, Inc. (b)	167	11,662
Photronics, Inc. (b)	241	4,056
Plexus Corp. (b)	130	13,381
Power Integrations, Inc.	280	20,082
PowerSchool Holdings, Inc. - Class A (b)	356	8,217
Procore Technologies, Inc. (b)	602	28,402

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Information Technology — 24.2% (Continued)
Progress Software Corp.	200	$10,090
PROS Holdings, Inc. (b)	300	7,278
PTC, Inc. (b)	569	68,303
Pure Storage, Inc. - Class A (b)	1,477	39,525
Q2 Holdings, Inc. (b)	240	6,449
Qorvo, Inc. (b)	548	49,671
QUALCOMM, Inc.	6,023	662,169
Qualtrics International, Inc. - Class A (b)	532	5,522
Qualys, Inc. (b)	167	18,742
Rambus, Inc. (b)	500	17,910
Rapid7, Inc. (b)	364	12,369
Remitly Global, Inc. (b)	460	5,267
RingCentral, Inc. - Class A (b)	260	9,204
Riot Blockchain, Inc. (b)(c)	1,173	3,977
Rogers Corp. (b)	57	6,802
Roper Technologies, Inc.	563	243,267
Sabre Corp. (b)	1,400	8,652
Salesforce, Inc. (b)	5,084	674,088
Samsara, Inc. - Class A (b)	404	5,022
Sanmina Corp. (b)	333	19,078
ScanSource, Inc. (b)	179	5,230
Semtech Corp. (b)	300	8,607
SentinelOne, Inc. - Class A (b)	993	14,488
ServiceNow, Inc. (b)	1,035	401,859
Shift4 Payments, Inc. - Class A (b)	269	15,045
Silicon Laboratories, Inc. (b)	197	26,727
SiTime Corp. (b)	107	10,873
Skyworks Solutions, Inc.	852	77,643
SMART Global Holdings, Inc. (b)	139	2,068
Smartsheet, Inc. - Class A (b)	665	26,174
Snowflake, Inc. - Class A (b)	1,476	211,865
Sofi Technologies, Inc. (b)	3,809	17,560
Splunk, Inc. (b)	794	68,355
Sprinklr, Inc. - Class A (b)	487	3,979

	Shares	Value
Sprout Social, Inc. - Class A (b)	244	$13,776
SPS Commerce, Inc. (b)	200	25,686
Squarespace, Inc. - Class A (b)	258	5,720
SS&C Technologies Holdings, Inc.	1,190	61,951
Sumo Logic, Inc. (b)	509	4,123
Synaptics, Inc. (b)	208	19,793
Synopsys, Inc. (b)	812	259,263
TaskUS, Inc. - Class A (b)	263	4,445
TD SYNNEX Corp.	226	21,404
Teledyne Technologies, Inc. (b)	249	99,578
Tenable Holdings, Inc. (b)	625	23,844
Teradata Corp. (b)	534	17,974
Teradyne, Inc.	841	73,461
Texas Instruments, Inc.	4,783	790,247
The Hackett Group, Inc.	262	5,337
The Western Union Co.	2,093	28,821
Thoughtworks Holding, Inc. (b)	729	7,429
Toast, Inc. - Class A (b)	1,407	25,368
Trimble, Inc. (b)	1,308	66,132
TTEC Holdings, Inc.	54	2,383
TTM Technologies, Inc. (b)	488	7,359
Twilio, Inc. - Class A (b)	920	45,043
Tyler Technologies, Inc. (b)	228	73,509
Ubiquiti, Inc. (c)	29	7,932
UiPath, Inc. - Class A (b)	1,679	21,340
Ultra Clean Holdings, Inc. (b)	240	7,956
Unisys Corp. (b)	427	2,182
Unity Software, Inc. (b)(c)	1,085	31,020
Universal Display Corp.	221	23,877
Varonis Systems, Inc. (b)	450	10,773
Veeco Instruments, Inc. (b)	148	2,750
Verint Systems, Inc. (b)	375	13,605
VeriSign, Inc. (b)	570	117,101
Verra Mobility Corp. (b)	693	9,584
Vertex, Inc. - Class A (b)	325	4,716
Viasat, Inc. (b)	350	11,078
Viavi Solutions, Inc. (b)	1,328	13,957
Visa, Inc. - Class A	8,650	1,797,124

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Information Technology — 24.2% (Continued)
Vishay Intertechnology, Inc.	806	$17,385
VMware, Inc. - Class A (b)	1,202	147,558
Vontier Corp.	800	15,464
Western Digital Corp. (b)	1,673	52,783
WEX, Inc. (b)	248	40,585
Wolfspeed, Inc. (b)	659	45,497
Workday, Inc. - Class A (b)	1,067	178,541
Workiva, Inc. (b)	272	22,840
Xerox Holdings Corp.	828	12,089
Xperi, Inc. (b)	319	2,747
Yext, Inc. (b)	1,024	6,687
Zebra Technologies Corp. - Class A (b)	278	71,282
ZeroFox Holdings, Inc. (b)(c)	911	4,537
Zeta Global Holdings Corp. - Class A (b)	671	5,482
Zoom Video Communications, Inc. - Class A (b)	1,117	75,666
Zscaler, Inc. (b)	495	55,391
Zuora, Inc. - Class A (b)	657	4,179
		48,176,180
Materials — 2.5%
5E Advanced Materials, Inc. (b)	377	2,971
AdvanSix, Inc.	144	5,475
Air Products and Chemicals, Inc.	1,166	359,431
Albemarle Corp.	628	136,188
Alcoa Corp.	929	42,242
Alpha Metallurgical Resources, Inc.	79	11,565
American Vanguard Corp.	244	5,297
AptarGroup, Inc.	347	38,163
Arconic Corp. (b)	645	13,648
Ashland, Inc.	314	33,764
ATI, Inc. (b)	690	20,603
Avery Dennison Corp.	440	79,640
Avient Corp.	483	16,306
Axalta Coating Systems Ltd. (b)	675	17,192
Balchem Corp.	171	20,881

	Shares	Value
Ball Corp.	1,669	$85,353
Berry Global Group, Inc.	755	45,625
Cabot Corp.	318	21,255
Carpenter Technology Corp.	200	7,388
Celanese Corp.	561	57,357
CF Industries Holdings, Inc.	1,058	90,142
Chase Corp.	58	5,003
Clearwater Paper Corp. (b)	130	4,915
Cleveland-Cliffs, Inc. (b)	2,588	41,693
Commercial Metals Co.	640	30,912
Compass Minerals International, Inc.	222	9,102
Corteva, Inc.	3,854	226,538
Crown Holdings, Inc.	631	51,874
Dow, Inc.	3,852	194,102
DuPont de Nemours, Inc.	2,365	162,310
Eagle Materials, Inc.	200	26,570
Eastman Chemical Co.	652	53,099
Ecolab, Inc.	1,360	197,962
Ecovyst, Inc. (b)	550	4,873
Element Solutions, Inc.	1,211	22,028
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	500	—
FMC Corp.	669	83,491
Freeport-McMoRan, Inc.	7,589	288,382
Graphic Packaging Holding Co.	1,752	38,982
Greif, Inc. - Class A	160	10,730
Hawkins, Inc.	135	5,211
HB Fuller Co.	268	19,194
Hecla Mining Co.	3,124	17,369
Huntsman Corp.	1,117	30,695
Ingevity Corp. (b)	207	14,581
Innospec, Inc.	129	13,269
International Flavors & Fragrances, Inc.	1,378	144,469
International Paper Co.	1,947	67,425
Kaiser Aluminum Corp.	118	8,963
Livent Corp. (b)	986	19,592
Louisiana-Pacific Corp.	422	24,982
LSB Industries, Inc. (b)	333	4,429
Martin Marietta Materials, Inc.	335	113,220

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Materials — 2.5% (Continued)
Materion Corp.	93	$8,138
Mativ Holdings, Inc.	371	7,754
Minerals Technologies, Inc.	180	10,930
MP Materials Corp. (b)	646	15,685
Myers Industries, Inc.	200	4,446
NewMarket Corp.	42	13,067
Newmont Corp.	4,257	200,930
Nucor Corp.	1,390	183,216
O-I Glass, Inc. (b)	938	15,543
Olin Corp.	732	38,752
Origin Materials, Inc. (b)	935	4,310
Packaging Corp. of America	487	62,292
Piedmont Lithium, Inc. (b)	92	4,050
PPG Industries, Inc.	1,260	158,432
PureCycle Technologies, Inc. (b)	570	3,853
Quaker Chemical Corp.	74	12,351
Reliance Steel & Aluminum Co.	315	63,769
Royal Gold, Inc.	341	38,437
RPM International, Inc.	741	72,210
Ryerson Holding Corp.	173	5,235
Schnitzer Steel Industries, Inc. - Class A	162	4,965
Sealed Air Corp.	820	40,902
Sensient Technologies Corp.	230	16,772
Silgan Holdings, Inc.	400	20,736
Sonoco Products Co.	552	33,512
Southern Copper Corp.	435	26,270
Steel Dynamics, Inc.	909	88,809
Stepan Co.	97	10,327
Summit Materials, Inc. - Class A (b)	581	16,486
SunCoke Energy, Inc.	791	6,826
Sylvamo Corp.	156	7,580
The Chemours Co.	824	25,231
The Mosaic Co.	1,821	79,887
The Scotts Miracle-Gro Co.	175	8,503
The Sherwin-Williams Co.	1,248	296,188
TimkenSteel Corp. (b)	104	1,890
TriMas Corp.	223	6,186
Trinseo PLC	260	5,905
United States Steel Corp.	1,234	30,912

	Shares	Value
Valvoline, Inc.	1,034	$33,760
Vulcan Materials Co.	706	123,628
Warrior Met Coal, Inc.	276	9,561
Westlake Corp.	157	16,099
Westrock Co.	1,284	45,145
Worthington Industries, Inc.	112	5,567
		4,931,498
Real Estate — 3.3%
Acadia Realty Trust	676	9,701
Agree Realty Corp.	376	26,670
Alexander & Baldwin, Inc.	497	9,309
Alexandria Real Estate Equities, Inc.	863	125,713
American Assets Trust, Inc.	228	6,042
American Homes 4 Rent - Class A	1,623	48,917
American Tower Corp.	2,472	523,718
Americold Realty Trust, Inc.	988	27,970
Anywhere Real Estate, Inc. (b)	595	3,802
Apartment Income REIT Corp.	833	28,580
Apartment Investment and Management Co. - Class A	826	5,881
Apple Hospitality REIT, Inc.	1,244	19,630
Armada Hoffler Properties, Inc.	467	5,370
AvalonBay Communities, Inc.	750	121,140
Boston Properties, Inc.	852	57,578
Brandywine Realty Trust	646	3,973
Brixmor Property Group, Inc.	1,591	36,068
Broadstone Net Lease, Inc.	915	14,832
Camden Property Trust	560	62,653
CareTrust REIT, Inc.	403	7,488
CBL & Associates Properties, Inc.	204	4,708
CBRE Group, Inc. - Class A (b)	1,705	131,217
Centerspace	64	3,755
Chatham Lodging Trust	425	5,215
Community Healthcare Trust, Inc.	154	5,513

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Real Estate — 3.3% (Continued)
Corporate Office Properties Trust	686	$17,795
Cousins Properties, Inc.	839	21,218
Crown Castle, Inc.	2,299	311,836
CubeSmart	1,192	47,978
DiamondRock Hospitality Co.	1,103	9,034
Digital Realty Trust, Inc.	1,541	154,516
DigitalBridge Group, Inc.	763	8,347
Douglas Elliman, Inc.	469	1,909
Douglas Emmett, Inc.	854	13,391
Easterly Government Properties, Inc.	627	8,947
EastGroup Properties, Inc.	227	33,610
Elme Communities	425	7,565
Empire State Realty Trust, Inc. - Class A	745	5,021
EPR Properties	422	15,918
Equinix, Inc.	488	319,655
Equity Commonwealth	482	12,035
Equity LifeStyle Properties, Inc.	1,053	68,024
Equity Residential	1,973	116,407
Essential Properties Realty Trust, Inc.	830	19,480
Essex Property Trust, Inc.	346	73,324
eXp World Holdings, Inc. (c)	540	5,983
Extra Space Storage, Inc.	704	103,615
Farmland Partners, Inc.	384	4,785
Federal Realty Investment Trust	414	41,831
First Industrial Realty Trust, Inc.	727	35,085
Four Corners Property Trust, Inc.	497	12,887
Gaming and Leisure Properties, Inc.	1,308	68,134
Getty Realty Corp.	219	7,413
Gladstone Commercial Corp.	312	5,772
Gladstone Land Corp.	269	4,936
Global Medical REIT, Inc.	581	5,508

	Shares	Value
Global Net Lease, Inc.	703	$8,837
Healthcare Realty Trust, Inc.	2,086	40,197
Healthpeak Properties, Inc.	2,894	72,553
Highwoods Properties, Inc.	510	14,270
Host Hotels & Resorts, Inc.	3,796	60,926
Hudson Pacific Properties, Inc.	815	7,930
Independence Realty Trust, Inc.	1,266	21,345
Industrial Logistics Properties Trust	175	572
Innovative Industrial Properties, Inc.	150	15,203
Invitation Homes, Inc.	2,853	84,563
Iron Mountain, Inc.	1,543	76,919
iStar, Inc.	512	3,907
JBG SMITH Properties	497	9,433
Jones Lang LaSalle, Inc. (b)	269	42,870
Kennedy-Wilson Holdings, Inc.	609	9,580
Kilroy Realty Corp.	620	23,975
Kimco Realty Corp.	3,143	66,569
Kite Realty Group Trust	1,127	23,723
Lamar Advertising Co. - Class A	463	43,707
Life Storage, Inc.	448	44,128
LTC Properties, Inc.	251	8,918
LXP Industrial Trust	1,665	16,683
Marcus & Millichap, Inc.	126	4,341
Medical Properties Trust, Inc.	3,394	37,809
Mid-America Apartment Communities, Inc.	613	96,235
National Health Investors, Inc.	228	11,906
National Retail Properties, Inc.	936	42,831
National Storage Affiliates Trust	458	16,543
NETSTREIT Corp.	318	5,829
Newmark Group, Inc. - Class A	765	6,097
NexPoint Residential Trust, Inc.	152	6,615

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Real Estate — 3.3% (Continued)
Office Properties Income Trust	228	$3,044
Omega Healthcare Investors, Inc.	1,238	34,602
Orion Office REIT, Inc.	291	2,485
Outfront Media, Inc.	722	11,971
Paramount Group, Inc.	1,239	7,360
Park Hotels & Resorts, Inc.	982	11,578
Pebblebrook Hotel Trust	664	8,891
Phillips Edison & Co., Inc.	626	19,932
Physicians Realty Trust	1,241	17,957
Piedmont Office Realty Trust, Inc. - Class A	597	5,474
Plymouth Industrial REIT, Inc.	286	5,485
PotlatchDeltic Corp.	420	18,476
Prologis, Inc.	4,902	552,602
Public Storage	829	232,277
Rayonier, Inc.	777	25,610
Realty Income Corp.	3,323	210,778
Redfin Corp. (b)	630	2,671
Regency Centers Corp.	946	59,125
Retail Opportunity Investments Corp.	725	10,897
Rexford Industrial Realty, Inc.	917	50,105
RLJ Lodging Trust	855	9,054
RPT Realty	620	6,225
Ryman Hospitality Properties, Inc.	287	23,471
Sabra Health Care REIT, Inc.	1,058	13,151
Safehold, Inc.	219	6,268
Saul Centers, Inc.	131	5,329
SBA Communications Corp.	573	160,618
Service Properties Trust	463	3,375
Simon Property Group, Inc.	1,723	202,418
SITE Centers Corp.	809	11,051
SL Green Realty Corp.	357	12,038
Spirit MTA REIT (b)(d)(e)	300	—
Spirit Realty Capital, Inc.	735	29,349
STAG Industrial, Inc.	961	31,050
STORE Capital Corp.	1,501	48,122

	Shares	Value
Summit Hotel Properties, Inc.	268	$1,935
Sun Communities, Inc.	648	92,664
Sunstone Hotel Investors, Inc.	940	9,080
Tanger Factory Outlet Centers, Inc.	420	7,535
Tejon Ranch Co. (b)	50	942
Terreno Realty Corp.	399	22,691
The Howard Hughes Corp. (b)	236	18,035
The Macerich Co.	1,517	17,081
The St Joe Co.	268	10,358
UDR, Inc.	1,725	66,809
UMH Properties, Inc.	256	4,122
Uniti Group, Inc.	1,228	6,791
Universal Health Realty Income Trust	117	5,584
Urban Edge Properties	447	6,298
Urstadt Biddle Properties, Inc. - Class A	298	5,647
Ventas, Inc.	2,122	95,596
Veris Residential, Inc. (b)	278	4,429
VICI Properties, Inc.	3,733	120,949
Vornado Realty Trust	895	18,625
Welltower, Inc.	2,485	162,892
Weyerhaeuser Co.	3,903	120,993
WP Carey, Inc.	1,024	80,026
Xenia Hotels & Resorts, Inc.	560	7,381
Zillow Group, Inc. - Class A (b)	352	10,986
Zillow Group, Inc. - Class C (b)	835	26,895
		6,559,599
Utilities — 3.1%
ALLETE, Inc.	284	18,321
Alliant Energy Corp.	1,377	76,024
Altus Power, Inc. (b)(c)	429	2,797
Ameren Corp.	1,376	122,354
American Electric Power Co., Inc.	2,888	274,216
American States Water Co.	220	20,361
American Water Works Co., Inc.	1,008	153,639

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 99.1% (a) (Continued)
Utilities — 3.1% (Continued)
Atmos Energy Corp.	755	$84,613
Avangrid, Inc.	428	18,395
Avista Corp.	333	14,765
Black Hills Corp.	353	24,830
California Water Service Group	289	17,525
CenterPoint Energy, Inc.	3,376	101,246
Chesapeake Utilities Corp.	102	12,054
Clearway Energy, Inc. - Class C	471	15,011
CMS Energy Corp.	1,542	97,655
Consolidated Edison, Inc.	1,892	180,327
Constellation Energy Corp.	1,735	149,574
Dominion Energy, Inc.	4,455	273,181
DTE Energy Co.	1,009	118,588
Duke Energy Corp.	4,134	425,761
Edison International	2,046	130,167
Entergy Corp.	1,091	122,738
Essential Utilities, Inc.	1,206	57,562
Evergy, Inc.	1,289	81,117
Eversource Energy	1,841	154,349
Exelon Corp.	5,319	229,940
FirstEnergy Corp.	3,026	126,910
Hawaiian Electric Industries, Inc.	557	23,310
IDACORP, Inc.	268	28,904
MGE Energy, Inc.	224	15,770
Middlesex Water Co. (c)	136	10,699
Montauk Renewables, Inc. (b)	328	3,618
National Fuel Gas Co.	454	28,738
New Jersey Resources Corp.	563	27,936
NextEra Energy, Inc.	9,853	823,711
NiSource, Inc.	2,199	60,297
Northwest Natural Holding Co.	223	10,613
NorthWestern Corp.	330	19,582
NRG Energy, Inc.	1,246	39,648
OGE Energy Corp.	1,042	41,211
ONE Gas, Inc.	287	21,732
Ormat Technologies, Inc.	300	25,944
Otter Tail Corp.	196	11,507
PG&E Corp. (b)	8,315	135,202

	Shares	Value
Pinnacle West Capital Corp.	577	$43,875
PNM Resources, Inc.	480	23,419
Portland General Electric Co.	500	24,500
PPL Corp	4,078	119,159
Public Service Enterprise Group, Inc.	2,714	166,287
Sempra Energy	1,686	260,554
SJW Group	180	14,614
South Jersey Industries, Inc.	430	15,278
Southwest Gas Holdings, Inc.	325	20,111
Spire, Inc.	291	20,038
Sunnova Energy International, Inc. (b)	690	12,427
The AES Corp.	3,582	103,018
The Southern Co.	5,849	417,677
The York Water Co.	128	5,757
UGI Corp.	1,205	44,669
Unitil Corp.	106	5,444
Vistra Corp.	2,187	50,738
WEC Energy Group, Inc.	1,685	157,986
Xcel Energy, Inc.	2,934	205,703
		6,143,696
Total Common Stocks (Cost $62,584,122)		197,635,298

WARRANT — 0.0% (f)
Triumph Group, Inc. (b)	59	39
Total Warrant (Cost $308)		39

RIGHT — 0.0% (f)
ABIOMED, Inc. (b)(d)(e)	239	—
Total Right (Cost $0)		—

Total Investments at Value — 99.1% (Cost $62,584,430)		197,635,337
Other Assets in Excess of Liabilities — 0.9%		1,860,805
Net Assets — 100.0%		$199,496,142

Percentages are stated as a percent of net assets.

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Schedule of Investments - (Continued)	December 31, 2022

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2022. The total fair value of securities on loan at December 31, 2022 was $1,014,354 (Note 8).
(d)	Illiquid security. The total fair value of such securities is $0 as of December 31, 2022, representing 0.0% of net assets.
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2022, representing 0.0% of net assets.

(f)	Represents less than 0.1%.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3%
Australia — 2.1%
29Metals Ltd.	44,409	$57,650
Accent Group Ltd.	54,169	61,889
Allkem Ltd. (a)	2,470	18,764
ALS Ltd.	11,187	93,036
ANZ Group Holdings Ltd.	1,701	27,401
APM Human Services International Ltd.	19,708	31,941
Aurizon Holdings Ltd.	71,097	179,326
Australian Clinical Labs Ltd.	9,519	19,302
BlueScope Steel Ltd.	9,931	113,198
Charter Hall Group	22,869	186,256
Cochlear Ltd.	129	17,911
Coles Group Ltd.	8,726	98,820
CSL Ltd.	7,220	1,407,836
Eclipx Group Ltd. (a)	26,379	35,794
Emeco Holdings Ltd.	60,858	31,890
EVT Ltd.	3,940	34,109
Grange Resources Ltd.	157,434	90,157
Ingenia Communities Group	7,250	22,033
JB Hi-Fi Ltd.	5,806	165,635
Lovisa Holdings Ltd.	3,553	55,808
Metcash Ltd.	22,002	59,588
National Australia Bank Ltd.	363	7,356
Northern Star Resources Ltd.	29,166	213,572
NRW Holdings Ltd.	23,085	44,068
Nufarm Ltd.	8,697	36,078
Orora Ltd.	42,134	82,843
Perenti Ltd. (a)	187,089	166,765
Perseus Mining Ltd.	55,760	78,257
Pilbara Minerals Ltd. (a)	34,639	88,267
Premier Investments Ltd.	3,348	56,537
QBE Insurance Group Ltd.	22,038	201,311
Ridley Corp. Ltd.	136,090	183,036
Sandfire Resources Ltd.	10,772	39,501
Seven Group Holdings Ltd.	3,586	51,149
Seven West Media Ltd. (a)	71,252	18,993
Sonic Healthcare Ltd.	743	15,149
Telstra Corp. Ltd. (a)	14,358	38,990
Treasury Wine Estates Ltd.	4,609	42,589
Vicinity Ltd.	17,757	24,161
Viva Energy Group Ltd. (b)	13,132	24,388

	Shares	Value
Washington H Soul Pattinson & Co. Ltd.	803	$15,109
West African Resources Ltd. (a)	109,565	87,467
Westpac Banking Corp.	1,581	24,866
WiseTech Global Ltd.	5,151	177,626
Woodside Energy Group Ltd.	1,634	39,535
Woolworths Group Ltd.	2,858	65,266
Yancoal Australia Ltd.	8,234	33,643
		4,664,866
Austria — 0.1%
ANDRITZ AG	1,118	63,907
AT&S Austria Technologie & Systemtechnik AG	1,631	56,040
Strabag SE	978	40,959
Telekom Austria AG	12,026	74,335
Wienerberger AG	1,198	28,999
		264,240
Belgium — 0.1%
Aedifica SA	337	27,427
Bekaert SA	2,642	102,471
Intervest Offices & Warehouses NV	950	19,548
Telenet Group Holding NV	3,023	49,259
Tessenderlo Group SA (a)	711	25,417
		224,122
Brazil — 1.0%
Ambev SA	500,000	1,378,853
Atacadao SA	19,700	55,185
Banco do Brasil SA	4,700	30,925
Banco Modal SA	38,500	16,042
Cia de Saneamento de Minas Gerais-COPASA	15,800	46,834
Cia de Saneamento do Parana	33,300	113,907
Cury Construtora e Incorporadora SA	32,800	77,904
Jalles Machado SA	42,300	61,130
JBS SA	8,700	36,186
Mills Estruturas e Servicos de Engenharia SA	41,600	89,586
Petro Rio SA (a)	27,600	194,516
Petroleo Brasileiro SA	7,500	39,917

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Brazil — 1.0% (Continued)
Petroreconcavo SA	9,400	$58,486
Portobello SA	29,600	46,028
Rumo SA	4,200	14,900
TIM SA	8,200	19,274
		2,279,673
Britain — 8.3%
4imprint Group PLC	749	38,470
abrdn Property Income Trust Ltd.	26,106	19,733
Adaptimmune Therapeutics PLC- ADR (a)	10,080	14,717
Airtel Africa PLC (b)	60,733	82,061
Ashtead Group PLC	294	16,795
Assura PLC	212,986	140,394
AstraZeneca PLC	13,533	1,836,645
Aviva PLC - Class B (a)	97,066	517,378
Barclays PLC	282,905	543,912
Big Yellow Group PLC	8,029	111,456
Bloomsbury Publishing PLC	3,510	19,049
BP PLC	46,745	271,834
Bytes Technology Group PLC	18,246	85,270
Centrica PLC	66,200	77,092
Compass Group PLC	3,975	91,851
Cranswick PLC	816	30,366
Diageo PLC	6,617	292,204
Drax Group PLC	6,250	53,176
EMIS Group PLC	3,542	80,166
EnQuest PLC (a)	83,659	21,721
Ferguson PLC	7,130	900,831
Forterra PLC (b)	14,931	33,698
Frasers Group PLC (a)	4,901	42,108
Future PLC	2,174	33,337
Global Ship Lease, Inc. - Class A (c)	2,226	37,063
Greggs PLC	1,450	40,926
GSK PLC	24,834	431,861
Haleon PLC (a)	12,424	49,695
Harbour Energy PLC	13,304	49,107
Howden Joinery Group PLC	21,407	145,488
HSBC Holdings PLC	240,946	1,502,660

	Shares	Value
IMI PLC	10,108	$157,339
Imperial Brands PLC	2,146	53,617
Indivior PLC (a)	2,049	45,833
InterContinental Hotels Group PLC	2,511	144,531
J Sainsbury PLC	367,224	963,970
John Wood Group PLC (a)	500,581	813,850
Legal & General Group PLC	112,789	340,641
Linde PLC	2,860	935,134
Lloyds Banking Group PLC	313,303	172,046
LXI REIT PLC	12,239	16,647
Man Group PLC	60,860	157,263
Morgan Advanced Materials PLC	17,993	68,455
NatWest Group PLC	198,435	633,434
Next Fifteen Communications Group PLC	11,430	136,811
OSB Group PLC	20,193	116,847
Pagegroup PLC	7,223	40,317
Pets at Home Group PLC	9,110	31,229
Reckitt Benckiser Group PLC	7,175	499,160
Renewi PLC (a)	5,727	41,443
Rightmove PLC	7,524	46,582
RS Group PLC	5,559	60,262
Safestore Holdings PLC	16,516	188,864
Serco Group PLC	70,493	131,829
Shell PLC	14,300	406,375
Shell PLC	53,622	1,525,595
Spirent Communications PLC	17,144	53,917
Standard Chartered PLC	89,654	672,922
Stolt-Nielsen Ltd.	1,022	28,119
TechnipFMC PLC (a)	25,287	308,248
Tesco PLC	321,620	872,001
Travis Perkins (a)	70,583	754,773
Tullow Oil PLC (a)	98,695	44,054
Unilever PLC	891	44,950
Virgin Money UK PLC	22,016	48,483
Watches of Switzerland Group PLC (a)(b)	1,971	19,580
Wise PLC - Class A (a)	17,989	121,681
		18,307,866

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Canada — 4.5%
Algoma Steel Group, Inc.	4,339	$27,399
Alimentation Couche-Tard, Inc.	1,800	79,099
ARC Resources Ltd.	8,900	119,959
Aritzia, Inc. (a)	2,081	72,773
Artis Real Estate Investment Trust	3,042	20,243
Atco Ltd. - Class I	1,578	49,391
AutoCanada, Inc. (a)	1,002	17,250
Bank of Montreal	2,800	253,654
Barrick Gold Corp.	5,900	101,137
Birchcliff Energy Ltd.	7,509	52,297
Boardwalk Real Estate Investment Trust	4,115	150,225
Bombardier, Inc. - Class B (a)	1,665	64,276
Boston Pizza Royalties Income Fund	1,763	19,635
BRP, Inc.	1,847	140,817
Canadian National Railway Co.	600	71,273
Canadian Natural Resources Ltd.	2,900	161,042
Canadian Pacific Railway Ltd.	29,570	2,205,626
Canadian Utilities Ltd. - Class A	2,000	54,136
Canfor Corp. (a)	5,295	83,336
Cathedral Energy Services Ltd. (a)	29,633	27,576
Cenovus Energy, Inc.	3,400	65,966
CGI, Inc. (a)	200	17,239
Chemtrade Logistics Income Fund	18,403	121,916
Crescent Point Energy Corp.	15,998	114,136
Definity Financial Corp.	850	24,157
Dollarama, Inc.	600	35,092
Element Fleet Management Corp.	10,559	143,880
Empire Co. Ltd. - Class A	1,300	34,238
Enbridge, Inc.	1,900	74,260
Enerplus Corp.	2,747	48,488

	Shares	Value
Fairfax Financial Holdings Ltd.	800	$473,897
Frontera Energy Corp. (a)	4,565	41,368
George Weston Ltd.	1,950	241,935
Gildan Activewear, Inc.	3,822	104,667
goeasy Ltd.	201	15,802
H&R Real Estate Investment Trust	9,907	88,607
iA Financial Corp., Inc.	4,140	242,377
Imperial Oil Ltd.	4,900	238,667
Interfor Corp. (a)	3,454	53,570
Kinross Gold Corp.	23,300	94,990
Lululemon Athletica, Inc. (a)	2,890	925,898
Major Drilling Group International, Inc. (a)	7,849	60,983
Methanex Corp.	486	18,399
MTY Food Group, Inc.	1,757	74,056
Northland Power, Inc.	6,100	167,277
Onex Corp.	1,000	48,220
Parex Resources, Inc.	11,141	165,798
Parkland Corp. (a)	1,300	28,525
Pet Valu Holdings Ltd.	1,466	42,367
Resolute Forest Products, Inc. (a)	1,483	31,993
Royal Bank of Canada	2,200	206,839
Shopify, Inc. - Class A (a)	600	20,832
Stelco Holdings, Inc.	2,302	75,300
Sun Life Financial, Inc.	1,700	78,911
Suncor Energy, Inc.	2,000	63,442
TFI International, Inc.	400	40,062
The Bank of Nova Scotia	1,781	87,261
The Descartes Systems Group, Inc. (a)	1,492	104,010
The Toronto-Dominion Bank	2,400	155,397
Thomson Reuters Corp.	9,680	1,104,264
Toromont Industries Ltd.	200	14,433
Tourmaline Oil Corp.	1,300	65,595
Tricon Residential, Inc.	12,006	92,572
True North Commercial Real Estate Investment Trust	12,451	53,243
Wajax Corp.	1,421	20,706
Whitecap Resources, Inc.	6,227	49,393

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Canada — 4.5% (Continued)
WSP Global, Inc.	600	$69,612
		9,911,784

Chile — 0.1%
Cencosud SA	22,723	37,369
Cia Cervecerias Unidas SA	1,421	9,490
Enel Americas SA	261,479	34,987
Enel Chile SA	1,099,059	50,518
		132,364
China — 4.3%
360 DigiTech, Inc. - ADR	3,372	68,654
Alibaba Group Holding Ltd. (a)	144,748	1,598,186
Anhui Conch Cement Co. Ltd. - Class H	19,300	66,924
ANTA Sports Products Ltd.	12,700	166,505
AustAsia Group Ltd. (a)	18,440	15,049
Avichina Industry & Technology Co. Ltd. - Class H	98,000	44,054
BAIC Motor Corp. Ltd. - Class H (b)	146,000	38,727
Baidu, Inc. - Class A (a)	2,400	34,496
Baidu, Inc. - ADR (a)	4,295	491,262
Bairong, Inc. (a)(b)	55,500	75,493
Bank of Jiangsu Co. Ltd. - Class A	29,300	30,733
Bethel Automotive Safety Systems Co. Ltd. - Class A	1,000	11,472
Bloomage Biotechnology Corp. Ltd. - Class A	652	12,641
BYD Co. Ltd. - Class A	1,400	51,784
BYD Co. Ltd. - Class H	14,500	356,574
BYD Electronic International Co. Ltd.	1,500	4,825
China BlueChemical Ltd. - Class H	150,000	35,354
China Construction Bank Corp. - Class H	267,000	167,292
China Galaxy Securities Co. Ltd. - Class A	6,900	9,224
China Galaxy Securities Co. Ltd. - Class H	138,800	67,763

	Shares	Value
China Medical System Holdings Ltd.	2,000	$3,147
China National Building Material Co. Ltd. - Class H	40,000	32,858
China Northern Rare Earth Group High-Tech Co. Ltd. - Class A	4,600	16,582
China Pacific Insurance Group Co. Ltd. - Class H	12,200	26,941
China Petroleum & Chemical Corp. - Class A	74,300	46,628
China Petroleum & Chemical Corp. - Class H	410,000	198,151
China Shineway Pharmaceutical Group Ltd.	26,000	25,286
China XLX Fertiliser Ltd.	33,000	17,028
China Yongda Automobiles Services Holdings Ltd.	30,500	22,479
Chongqing Brewery Co. Ltd. - Class A	1,100	20,166
COSCO SHIPPING Holdings Co. Ltd. - Class A	30,200	44,664
COSCO SHIPPING Holdings Co. Ltd. - Class H	43,500	44,370
Country Garden Services Holdings Co. Ltd.	12,500	30,955
Daqo New Energy Corp. - ADR (a)	1,114	43,012
Dong-E-E-Jiao Co. Ltd. - Class A	1,500	8,784
Ecovacs Robotics Co. Ltd. - Class A	900	9,452
Excellence Commercial Property & Facilities Management Group Ltd.	64,000	30,556
First Tractor Co. Ltd. - Class H	74,000	34,933
Fufeng Group Ltd.	126,000	76,417
G-bits Network Technology Xiamen Co. Ltd. - Class A	200	8,981
GF Securities Co. Ltd. - Class H	327,200	467,404

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
China — 4.3% (Continued)
Great Wall Motor Co. Ltd. - Class A	5,300	$22,595
Greentown China Holdings Ltd.	34,500	49,867
Hangzhou Tigermed Consulting Co. Ltd. - Class A	600	9,050
Hangzhou Tigermed Consulting Co. Ltd. - Class A	300	4,525
Industrial & Commercial Bank of China Ltd. - Class H	395,100	203,509
InnoCare Pharma Ltd. (a)(b)	16,000	27,966
iQIYI, Inc. - ADR (a)	3,023	16,022
JD.com, Inc. - Class A	3,491	98,133
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - Class A	3,500	80,572
Jiangsu Yangnong Chemical Co. Ltd. - Class A	700	10,456
JiuGui Liquor Co. Ltd. - Class A	524	10,403
Kanzhun Ltd. - ADR (a)	38	774
KE Holdings, Inc. - ADR (a)	3,965	55,351
Kweichow Moutai Co. Ltd. - Class A	600	148,473
Li Auto, Inc. - Class A (a)	14,334	146,169
Li Ning Co. Ltd.	128,000	1,098,400
LONGi Green Energy Technology Co. Ltd. - Class A	11,988	72,910
Luzhou Laojiao Co. Ltd. - Class A	300	9,641
Midea Real Estate Holding Ltd. (b)	30,400	46,447
Morimatsu International Holdings Co. Ltd. (a)	32,000	35,553
NetDragon Websoft Holdings Ltd.	19,000	40,592
NetEase, Inc.	1,900	27,695
Newborn Town, Inc. (a)	92,000	21,961

	Shares	Value
NIO, Inc. - ADR (a)	1,832	$17,862
PetroChina Co. Ltd. - Class A	50,500	36,113
PetroChina Co. Ltd. - Class H	680,000	311,286
PICC Property & Casualty Co. Ltd. - Class H	268,000	253,669
Pinduoduo, Inc. - ADR (a)	904	73,721
SAIC Motor Corp. Ltd. - Class A	18,168	37,691
Seazen Holdings Co. Ltd. - Class A (a)	5,300	15,547
Shaanxi Coal Industry Co. Ltd. - Class A	3,000	8,021
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - Class A	878	36,005
Shenzhen Kstar Science And Technology Co. Ltd. - Class A	1,400	11,604
Simcere Pharmaceutical Group Ltd. (b)	28,000	41,694
Sinopec Engineering Group Co. Ltd. - Class H	212,000	93,173
Suzhou Maxwell Technologies Co. Ltd. - Class A	400	23,704
TBEA Co. Ltd. - Class A	500	1,445
Tencent Holdings Ltd.	4,080	173,409
The People’s Insurance Co. Group of China Ltd. - Class H	17,000	5,642
Tianqi Lithium Corp. - Class A (a)	700	7,938
Tongwei Co. Ltd. - Class A	10,500	58,299
Trip.com Group Ltd. - ADR (a)	39,491	1,358,490
Vipshop Holdings Ltd. - ADR (a)	4,910	66,972
West China Cement Ltd.	320,000	37,722
Wuliangye Yibin Co. Ltd. - Class A	700	18,125
Wuxi Autowell Technology Co. Ltd. - Class A	200	5,782
Xinte Energy Co. Ltd. - Class H	12,000	22,206

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
China — 4.3% (Continued)
Xpeng, Inc. - Class A (a)	9,946	$49,437
Yihai International Holding Ltd.	4,000	13,973
Zhejiang HangKe Technology, Inc. Co. - Class A	943	5,940
Zhejiang Huayou Cobalt Co. Ltd. - Class A	650	5,204
		9,583,544
Colombia — 0.0% (d)
Bancolombia SA	1,199	10,511

Czech Republic — 0.0% (d)
CEZ AS	800	27,242
Komercni Banka AS	177	5,118
		32,360
Denmark — 2.5%
ALK-Abello A/S (a)	2,312	32,071
AP Moller - Maersk A/S - Class A	35	77,651
Bavarian Nordic A/S (a)	837	25,643
Carlsberg AS - Class B	27	3,574
Chemometec A/S (a)	294	29,328
D/S Norden A/S	3,656	219,339
Danske Bank A/S	30,484	600,552
Dfds A/S	582	21,537
DSV A/S	4,140	656,629
Genmab A/S (a)	1,113	471,442
H Lundbeck A/S	15,654	58,650
ISS A/S (a)	2,351	49,705
Jyske Bank A/S (a)	502	32,636
NKT A/S (a)	452	25,546
Novo Nordisk A/S - Class B	22,349	3,026,054
Per Aarsleff Holding A/S	651	24,560
Solar A/S - Class B	1,456	129,864
		5,484,781
Egypt — 0.1%
Abou Kir Fertilizers & Chemical Industries	28,664	44,841
Sidi Kerir Petrochemicals Co. (a)	142,681	75,620
Telecom Egypt Co.	36,481	36,989
		157,450

	Shares	Value
Finland — 1.2%
Kesko Oyj - Class B	10,638	$235,402
Nokia Oyj	334,575	1,554,563
Nordea Bank Abp	50,739	542,630
Sampo Oyj - Class A	4,557	238,277
Uponor Oyj	3,748	66,747
Valmet Oyj	2,496	67,467
		2,705,086
France — 7.2%
Accor SA (a)	27,705	688,342
Airbus SE	2,710	322,224
Amundi SA (b)	24,471	1,390,453
AXA SA	797	22,213
Biosynex	3,555	52,472
Bouygues SA	9,135	274,049
Bureau Veritas SA	3,911	102,931
Capgemini SE	758	127,127
Cie de Saint-Gobain	891	43,742
Cie Generale des Etablissements Michelin SCA	58,093	1,615,381
Coface SA (a)	4,969	64,764
Dassault Systemes SE	8,885	320,455
Elis SA	4,320	63,818
Engie SA	14,218	203,659
Equasens	277	22,135
Hermes International	173	266,962
Jacquet Metals SACA	1,525	27,283
Kering SA	931	476,468
La Francaise des Jeux SAEM (b)	3,739	150,214
L’Oreal SA	123	44,125
LVMH Moet Hennessy Louis Vuitton SE	2,185	1,587,277
Mersen SA	747	30,284
Pernod Ricard SA	6,543	1,286,085
Publicis Groupe SA	9,826	623,957
Rexel SA	97,134	1,924,898
Rothschild & Co.	745	29,801
Rubis SCA	793	20,880
Sanofi	16,601	1,606,318
Schneider Electric SE	10,130	1,424,673
SCOR SE	5,017	115,198
Societe BIC SA	2,935	200,747

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
France — 7.2% (Continued)
Societe Generale SA	637	$15,982
Technip Energies NV	4,118	64,833
Television Francaise 1	5,013	38,377
Thales SA	255	32,598
TotalEnergies SE	10,273	641,189
Verallia SA (b)	2,625	88,935
Virbac SA	209	51,236
		16,062,085
Georgia — 0.0% (d)
TBC Bank Group PLC	1,968	53,956

Germany — 3.0%
Allianz SE	422	90,741
Atoss Software AG	301	44,704
Aurubis AG	1,097	89,665
BASF SE	32,807	1,628,672
Bayer AG	3,571	184,379
Cliq Digital AG	1,726	46,706
Covestro AG (b)	35,838	1,402,092
Daimler Truck Holding AG (a)	34,387	1,065,418
Fresenius Medical Care AG & Co. KGaA	25,717	841,153
Gerresheimer AG	402	27,030
Hornbach Holding AG & Co. KGaA	282	23,289
HUGO BOSS AG	1,697	98,374
Immatics NV (a)	4,182	36,425
K+S AG	917	18,037
Krones AG	1,692	190,149
Mensch und Maschine Software SE	423	20,633
Mercedes-Benz Group AG	3,236	212,357
Merck KGaA	75	14,525
MLP SE	5,098	28,052
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	211	68,609
Nemetschek SE	628	32,076
ProSiebenSat.1 Media SE	4,353	38,908
Rational AG	45	26,670
Siemens AG	977	135,600

	Shares	Value
Sirius Real Estate Ltd.	42,096	$37,509
Suedzucker AG	1,830	32,006
Synlab AG	4,832	58,632
Wacker Neuson SE	2,774	48,524
		6,540,935
Gibraltar — 0.0% (d)
888 Holdings PLC (a)	20,636	21,733

Greece — 0.1%
Danaos Corp. (c)	840	44,234
FF Group (a)(e)	2,880	—
Hellenic Telecommunications Organization SA	3,397	53,054
		97,288
Hong Kong — 2.5%
AIA Group Ltd.	103,265	1,137,671
Beijing Enterprises Holdings Ltd.	81,500	261,064
BOC Hong Kong Holdings Ltd.	4,000	13,597
Bosideng International Holdings Ltd.	36,000	17,116
Brilliance China Automotive Holdings Ltd. (a)	658,000	368,513
China Overseas Land & Investment Ltd.	286,500	756,253
China Taiping Insurance Holdings Co. Ltd.	40,200	50,069
China Traditional Chinese Medicine Holdings Co. Ltd.	112,000	50,943
First Pacific Co. Ltd.	368,000	109,864
Futu Holdings Ltd. - ADR (a)	1,992	80,975
Galaxy Entertainment Group Ltd.	260,000	1,721,590
Geely Automobile Holdings Ltd.	33,000	47,732
Gemdale Properties & Investment Corp. Ltd.	1,070,000	87,067
Hang Lung Properties Ltd.	10,000	19,416
Hang Seng Bank Ltd.	1,000	16,558
Hong Kong Exchanges & Clearing Ltd.	1,700	73,466

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Hong Kong — 2.5% (Continued)
Jardine Matheson Holdings Ltd.	3,400	$172,882
Kerry Logistics Network Ltd.	46,500	83,717
Swire Pacific Ltd. - Class A	19,500	171,024
Tam Jai International Co. Ltd.	125,000	42,125
The United Laboratories International Holdings Ltd.	170,000	106,125
Theme International Holdings Ltd. (a)	180,000	18,219
United Energy Group Ltd.	378,000	37,275
		5,443,261
India — 2.3%
ACC Ltd.	1,083	31,878
Asian Paints Ltd.	5,870	219,144
Axis Bank Ltd.	17,466	196,315
Bharti Airtel Ltd.	4,408	42,849
Britannia Industries Ltd.	4,221	219,460
Cera Sanitaryware Ltd.	290	18,205
Cipla Ltd.	1,619	21,059
Coal India Ltd.	31,290	84,866
Computer Age Management Services Ltd.	1,080	28,927
Coromandel International Ltd.	2,254	24,130
Cosmo First Ltd.	2,859	26,348
Dr. Reddy’s Laboratories Ltd.	3,800	194,274
Dwarikesh Sugar Industries Ltd.	16,727	21,215
EID Parry India Ltd.	3,709	25,473
Equitas Holdings Ltd. (a)	55,378	83,628
Finolex Cables Ltd.	5,930	39,128
GHCL Ltd.	8,310	51,164
Godawari Power and Ispat Ltd.	19,269	86,713
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	9,256	62,234
Gujarat State Fertilizers & Chemicals Ltd.	19,973	33,661
Hero MotoCorp Ltd.	4,288	141,981

	Shares	Value
ICICI Bank Ltd. - ADR	55,819	$1,221,878
Indian Energy Exchange Ltd. (b)	9,111	15,366
Indraprastha Gas Ltd.	12,214	61,012
Infosys Ltd.	835	15,127
IRCON International Ltd. (b)	148,512	107,283
ITC Ltd.	26,189	104,974
J Kumar Infraprojects Ltd.	10,380	34,074
Kotak Mahindra Bank Ltd.	9,633	211,947
KPIT Technologies Ltd.	8,554	72,513
Mahindra & Mahindra Ltd.	10,566	159,019
NTPC Ltd.	31,036	62,293
Oil India Ltd.	7,170	18,006
Persistent Systems Ltd.	595	27,849
PI Industries Ltd.	378	15,594
Polyplex Corp. Ltd.	2,886	55,416
PTC India Ltd.	47,442	46,522
Rail Vikas Nigam Ltd.	134,682	110,916
Redington India Ltd.	24,101	52,682
Route Mobile Ltd.	5,192	76,028
Sansera Engineering Ltd. (b)	5,937	53,448
Sapphire Foods India Ltd. (a)	1,275	20,560
Shyam Metalics & Energy Ltd.	10,274	38,860
Siemens Ltd.	2,628	89,818
Sonata Software Ltd.	5,414	36,797
State Bank of India	9,529	70,411
Suven Pharmaceuticals Ltd.	3,857	23,073
Tamilnadu Petroproducts Ltd	28,862	31,693
Tata Consultancy Services Ltd.	431	16,971
Tata Motors Ltd. (a)	6,850	31,956
The Great Eastern Shipping Co. Ltd.	12,142	98,352
The Karnataka Bank Ltd.	31,968	58,603
The Karur Vysya Bank Ltd.	137,895	188,464
Torrent Pharmaceuticals Ltd.	550	10,283
United Spirits Ltd. (a)	11,389	120,834

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
India — 2.3% (Continued)
WNS Holdings Ltd. - ADR (a)	1,919	$153,501
Zomato Ltd. (a)	40,908	29,179
		5,193,954
Indonesia — 0.2%
Astra International Tbk PT	22,000	8,015
Bank Central Asia Tbk PT	2,200	1,206
Bank Jago Tbk PT (a)	17,300	4,118
Bank Mandiri Persero Tbk PT	139,200	88,462
Bank Negara Indonesia Persero Tbk PT	136,600	80,641
Bank Tabungan Negara Persero Tbk PT	336,700	29,201
Ciputra Development Tbk PT	731,500	44,171
Delta Dunia Makmur Tbk PT	843,200	16,436
Dharma Satya Nusantara Tbk PT	1,287,000	49,541
Indofood Sukses Makmur Tbk PT	53,100	22,940
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	1,008,700	48,864
Kalbe Farma Tbk PT	483,400	64,903
Triputra Agro Persada PT	954,200	38,893
		497,391
Ireland — 2.4%
Accenture PLC - Class A	5,650	1,507,646
AIB Group PLC	27,271	105,120
Bank of Ireland Group PLC	74,026	701,890
Experian PLC	49,791	1,695,072
Glenveagh Properties PLC (a)(b)	106,555	96,625
ICON PLC (a)	6,580	1,278,165
Keywords Studios PLC	1,109	36,543
		5,421,061
Isle Of Man — 0.0% (d)
Playtech PLC (a)	10,097	62,010

Israel — 0.2%
Africa Israel Residences Ltd.	1,361	60,200
Ashtrom Group Ltd.	2,043	38,157

	Shares	Value
Aura Investments Ltd.	31,454	$49,394
Danel Adir Yeoshua Ltd.	454	35,511
Inmode Ltd. (a)	1,574	56,192
Perion Network Ltd. (a)	1,191	30,132
Plus500 Ltd.	4,497	97,958
		367,544
Italy — 2.0%
Anima Holding SpA (b)	11,228	45,102
Assicurazioni Generali SpA	21,821	387,526
Azimut Holding SpA	1,400	31,396
Banco BPM SpA	38,722	138,298
Buzzi Unicem SpA	2,643	51,087
Carel Industries SpA (b)	1,558	39,162
El.En. SpA	5,588	85,568
Enel SpA	147,172	791,531
Eni SpA	41,455	592,151
Ferrari NV	7,712	1,650,023
Intesa Sanpaolo SpA	58,529	130,577
Iren SpA	11,747	18,518
Leonardo SpA	20,061	172,924
Moncler SpA	2,486	132,331
Reply SpA	413	47,498
Sanlorenzo SpA	1,093	43,214
Sesa SpA	150	18,698
Stevanato Group SpA	2,492	44,781
Technoprobe SpA (a)	13,342	95,594
		4,515,979
Japan — 10.6%
Advantest Corp.	4,300	277,608
Aisan Industry Co. Ltd.	4,200	21,897
ANA Holdings Inc (a)	4,900	104,389
AOKI Holdings, Inc.	5,100	26,572
Arclands Corp.	11,100	132,583
Asteria Corp.	3,400	18,877
Bell System24 Holdings, Inc.	6,400	66,447
Benesse Holdings, Inc.	1,400	21,393
BML, Inc.	1,000	25,305
Central Japan Railway Co.	100	12,302
CMIC Holdings Co. Ltd.	5,900	79,686
Cosmo Energy Holdings Co. Ltd.	2,600	68,763
Daihatsu Diesel Manufacturing Co. Ltd.	25,800	99,717
Daihen Corp.	900	26,224

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Japan — 10.6% (Continued)
Dai-ichi Life Holdings, Inc.	1,100	$24,979
Daiichi Sankyo Co. Ltd.	3,500	112,166
Daiken Corp.	9,100	144,255
Daishinku Corp.	8,100	42,178
Daiwa Securities Group, Inc.	19,900	88,219
Dear Life Co. Ltd.	9,900	46,307
Disco Corp.	200	57,494
East Japan Railway Co.	1,700	96,997
Eiken Chemical Co. Ltd.	1,500	19,527
Eisai Co. Ltd.	1,700	111,348
Electric Power Development Co. Ltd.	6,300	100,220
Fast Retailing Co. Ltd.	400	242,402
FIDEA Holdings Co. Ltd.	2,600	28,489
Fuji Electric Co. Ltd.	1,800	68,545
Fukuoka Financial Group, Inc.	30,100	686,424
GMO Payment Gateway, Inc.	1,100	91,464
Goldcrest Co. Ltd.	8,100	103,717
H.U. Group Holdings, Inc.	5,000	109,024
Hakuhodo DY Holdings, Inc.	2,700	27,347
Hamamatsu Photonics KK	4,300	206,847
Hirose Electric Co. Ltd.	100	12,509
Hokko Chemical Industry Co. Ltd.	2,900	17,772
Honda Motor Co. Ltd.	20,700	473,288
Honeys Holdings Co. Ltd.	4,500	47,754
Horiba Ltd.	700	30,547
Hulic Reit, Inc.	30	37,350
Idemitsu Kosan Co. Ltd.	1,600	37,442
IDOM, Inc.	8,000	40,125
Inui Global Logistics Co. Ltd.	8,700	131,430
I-PEX, Inc.	2,200	19,846
ISB Corp.	4,700	40,024
Ishihara Sangyo Kaisha Ltd.	7,700	62,335
Isuzu Motors Ltd.	89,000	1,039,513
Itfor, Inc.	5,400	34,221
Itoham Yonekyu Holdings, Inc.	16,100	85,606

	Shares	Value
J Trust Co. Ltd	11,100	$43,332
Jaccs Co. Ltd.	2,300	71,753
Japan Communications, Inc. (a)	14,400	23,860
Japan Post Bank Co. Ltd.	9,900	85,063
Japan Post Holdings Co. Ltd.	33,400	281,581
Japan System Techniques Co. Ltd.	2,800	36,364
Japan Tobacco, Inc.	5,000	101,100
JINUSHI Co. Ltd.	1,700	23,912
J-Lease Co. Ltd.	900	19,512
JP-Holdings, Inc.	20,900	47,189
JSB Co. Ltd.	900	27,891
Juroku Financial Group, Inc.	3,200	69,914
JVCKenwood Corp.	24,600	68,452
Kajima Corp.	2,200	25,592
Kakaku.com, Inc.	900	14,476
Kaneka Corp.	5,200	128,872
Kanto Denka Kogyo Co. Ltd.	3,100	21,571
Kawasaki Kisen Kaisha Ltd.	1,200	25,473
KDDI Corp.	500	15,112
Keyence Corp.	3,080	1,205,834
Kirin Holdings Co. Ltd.	1,700	26,045
Kobe Steel Ltd.	24,100	117,666
Komatsu Ltd.	75,200	1,631,477
Komeri Co. Ltd.	1,800	37,296
Komori Corp.	20,700	126,605
Konoike Transport Co. Ltd.	5,900	71,616
KPP Group Holdings Co. Ltd.	5,400	32,225
Kurabo Industries Ltd.	2,200	36,299
Kuraray Co. Ltd.	2,700	21,581
KYB Corp.	1,200	30,842
Lasertec Corp.	5,600	930,173
Lawson, Inc.	1,700	65,147
Leopalace21 Corp. (a)	8,200	17,993
Look Holdings, Inc.	2,300	42,164
Macnica Holdings, Inc.	2,800	66,301
Mandom Corp.	4,300	47,948
Maruha Nichiro Corp.	1,600	30,595
Maruzen Showa Unyu Co. Ltd.	3,100	71,669

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Japan — 10.6% (Continued)
Matsuda Sangyo Co. Ltd.	10,000	$173,363
MatsukiyoCocokara & Co.	1,600	80,445
Maxell Ltd.	3,000	30,804
Mazda Motor Corp.	35,000	264,566
Mirai Corp.	198	67,958
Mitsubishi UFJ Financial Group, Inc.	7,200	48,571
Mitsui & Co. Ltd.	18,700	543,745
Mitsui-Soko Holdings Co. Ltd.	4,500	122,336
Mizuho Financial Group, Inc.	22,400	316,596
Mizuho Medy Co. Ltd.	1,400	39,995
Mochida Pharmaceutical Co. Ltd.	900	23,788
MRT, Inc.	1,500	18,458
MS&AD Insurance Group Holdings, Inc.	2,500	80,015
Nachi-Fujikoshi Corp.	3,600	98,420
Nexon Co. Ltd.	4,400	98,149
Nihon Dempa Kogyo Co. Ltd.	1,900	22,472
Nihon M&A Center Holdings, Inc.	5,200	64,500
Nintendo Co. Ltd.	8,500	355,943
Nippon Electric Glass Co. Ltd.	4,200	74,990
NIPPON EXPRESS HOLDINGS, Inc.	900	51,325
NIPPON REIT Investment Corp.	11	29,006
Nippon Sheet Glass Co. Ltd. (a)	24,400	105,179
Nippon Steel Corp.	9,600	167,145
Nippon Telegraph & Telephone Corp.	3,300	94,196
Nippon Thompson Co. Ltd.	29,400	115,542
Nipro Corp.	16,000	125,117
Nishi-Nippon Financial Holdings, Inc.	13,600	99,507
Nisshinbo Holdings, Inc.	21,700	159,616
Nissui Corp.	23,900	99,951
Nitto Denko Corp.	2,100	120,801

	Shares	Value
NOK Corp.	4,500	$39,782
Okamoto Machine Tool Works Ltd.	1,300	42,699
Ono Pharmaceutical Co. Ltd.	10,000	233,927
Oriental Shiraishi Corp.	28,600	61,631
Osaka Soda Co. Ltd.	1,900	55,430
Pressance Corp.	5,500	64,474
Qol Holdings Co. Ltd.	10,800	95,588
Recruit Holdings Co. Ltd.	6,800	216,266
Resona Holdings, Inc.	195,000	1,071,238
Ricoh Co. Ltd.	14,700	112,753
Rock Field Co. Ltd.	2,300	26,284
Sakai Chemical Industry Co. Ltd.	1,500	20,183
Sanei Architecture Planning Co. Ltd.	2,700	30,515
SCREEN Holdings Co. Ltd.	900	57,973
Seikagaku Corp.	10,600	71,968
Seino Holdings Co. Ltd.	7,200	63,769
Sekisui Chemical Co. Ltd.	200	2,783
Senshu Electric Co. Ltd.	1,200	30,139
Shibaura Machine Co. Ltd.	3,600	70,893
Shidax Corp.	14,700	61,041
Shimadzu Corp.	2,500	71,306
Shimano, Inc.	1,100	175,261
Shin-Etsu Chemical Co. Ltd.	900	109,652
Shionogi & Co. Ltd.	2,300	114,421
Showa Denko KK	1,300	19,756
SK-Electronics Co. Ltd.	3,600	31,012
SKY Perfect JSAT Holdings, Inc.	20,700	75,840
SoftBank Corp.	7,600	85,931
SoftBank Group Corp.	100	4,235
SOSiLA Logistics REIT, Inc.	32	33,350
Square Enix Holdings Co. Ltd.	2,400	111,430
Stella Chemifa Corp.	2,400	44,815
Subaru Corp.	48,300	741,139
SUMCO Corp.	9,300	124,439
Sumitomo Corp.	12,300	203,960
Sumitomo Electric Industries Ltd.	100	1,134
Sumitomo Forestry Co. Ltd.	5,100	90,628

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Japan — 10.6% (Continued)
Sumitomo Mitsui Financial Group, Inc.	14,200	$572,179
Sun Frontier Fudousan Co. Ltd.	10,200	85,007
T&D Holdings, Inc.	24,600	354,059
Taisei Corp.	2,800	90,202
Takaoka Toko Co. Ltd.	3,300	44,524
Takara Leben Real Estate Investment Corp.	158	119,244
Takeda Pharmaceutical Co. Ltd.	35,200	1,099,441
The 77 Bank Ltd.	3,800	63,899
The Ogaki Kyoritsu Bank Ltd.	1,400	19,941
The Oita Bank Ltd.	2,200	34,191
Toho Gas Co. Ltd.	2,500	47,931
Tokyo Gas Co. Ltd.	6,600	129,748
Tokyo Seimitsu Co. Ltd.	1,100	35,739
Tokyotokeiba Co. Ltd.	1,600	46,130
Tokyu Fudosan Holdings Corp.	6,900	32,750
Tokyu REIT, Inc.	90	141,824
Tomen Devices Corp.	600	25,098
Topre Corp.	2,300	19,640
Toray Industries, Inc.	92,700	514,596
Tosho Co. Ltd.	2,500	21,131
Tosoh Corp.	2,800	33,223
Toyo Tire Corp.	5,200	58,696
Toyobo Co. Ltd.	6,500	49,014
Toyota Motor Corp.	1,900	25,968
Toyota Tsusho Corp.	1,300	47,654
Transcosmos, Inc.	1,000	24,792
TV Asahi Holdings Corp.	2,000	20,267
Unitika Ltd. (a)	19,000	35,607
Wealth Management, Inc.	3,800	37,971
Xebio Holdings Co. Ltd.	18,300	127,694
Yakult Honsha Co. Ltd.	800	52,170
Yamazaki Baking Co. Ltd.	2,800	33,579
		23,444,022
Jersey — 0.0% (d)
Centamin PLC	33,893	46,295

	Shares	Value
Luxembourg — 0.6%
ArcelorMittal SA	45,946	$1,201,296
Reinet Investments SCA	3,446	66,657
		1,267,953
Malaysia — 0.2%
Bumi Armada Bhd (a)	746,700	81,036
Heineken Malaysia Bhd	23,600	135,028
Hong Leong Financial Group Bhd	1,100	4,644
Lynas Rare Earths Ltd. (a)	8,487	45,014
Public Bank Bhd	128,300	125,676
RHB Bank Bhd	4,800	6,304
Telekom Malaysia Bhd	21,600	26,493
TIME dotCom Bhd	39,500	43,902
		468,097
Mauritius — 0.1%
Capital Ltd.	80,609	94,660

Mexico — 0.4%
Alfa SAB de CV - Class A	164,200	104,740
Arca Continental SAB de CV	17,400	141,118
Bolsa Mexicana de Valores SAB de CV	38,600	74,738
Coca-Cola Femsa SAB de CV	3,685	24,941
FIBRA Macquarie Mexico (b)	27,000	39,766
Fomento Economico Mexicano SAB de CV	13,200	103,201
GCC SAB de CV	5,800	38,631
Genomma Lab Internacional SAB de CV - Class B	38,600	33,417
Grupo Aeroportuario del Sureste SAB de CV - Class B	6,345	147,830
Nemak SAB de CV (a)(b)	173,900	50,064
Orbia Advance Corp. SAB de CV	10,200	18,085
Promotora y Operadora de Infraestructura SAB de CV	9,060	73,716
		850,247

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Netherlands — 3.7%
Adyen NV (a)(b)	860	$1,190,078
ASM International NV	3,310	837,960
ASML Holding NV	1,549	838,476
ASML Holding NV - ADR	2,130	1,163,832
ASR Nederland NV	4,412	209,188
Heijmans NV - CVA	3,681	39,920
Heineken NV	1,393	130,874
ING Groep NV	122,181	1,490,653
Koninklijke Ahold Delhaize NV	9,966	286,361
Koninklijke Vopak NV	947	28,176
Ordina NV	19,641	81,222
Randstad NV	28,673	1,750,963
Signify NV (b)	1,954	65,786
Stellantis NV	625	8,853
Van Lanschot Kempen NV - CVA	4,356	102,237
		8,224,579
New Zealand — 0.1%
Air New Zealand Ltd. (a)	341,451	160,420
Mainfreight Ltd.	603	25,693
Spark New Zealand Ltd.	8,095	27,747
Summerset Group Holdings Ltd.	8,948	50,269
Xero Ltd. (a)	35	1,671
		265,800
Norway — 0.4%
Belships ASA	28,510	41,478
BW Offshore Ltd.	7,035	17,947
DNB Bank ASA	16,992	336,410
DNO ASA	134,556	162,949
Equinor ASA	3,116	111,766
Europris ASA (b)	8,843	62,066
Rana Gruber ASA	13,112	68,125
Yara International ASA	22	967
		801,708
Philippines — 0.1%
BDO Unibank, Inc.	67,392	127,222
DMCI Holdings, Inc.	210,800	45,529
Metro Pacific Investments Corp.	936,000	57,343
Metropolitan Bank & Trust Co.	43,050	41,716

	Shares	Value
Universal Robina Corp.	12,110	$29,621
		301,431
Poland — 0.1%
Enea SA (a)	24,716	33,834
PGE Polska Grupa Energetyczna SA (a)	58,567	91,778
Santander Bank Polska SA	822	48,484
Tauron Polska Energia SA (a)	115,292	55,662
		229,758
Portugal — 0.2%
Banco Comercial Portugues SA - Class R	267,417	42,078
EDP - Energias de Portugal SA	1,238	6,167
Galp Energia SGPS SA	118	1,597
Jeronimo Martins SGPS SA	5,184	112,093
Sonae SGPS SA	153,698	153,693
		315,628
Qatar — 0.0% (d)
Qatar Fuel QSC	5,914	29,206

Russia — 0.0% (d)
Novolipetsk Steel PJSC (e)(f)	46,050	—
PhosAgro PJSC - GDR (a)(e)(f)	5,089	—
Sberbank of Russia PJSC (a)(e)(f)	29,200	—
Severstal PAO (e)(f)	608	—
Surgutneftegas PJSC (e)(f)	168,940	—
Tatneft PJSC (e)(f)	19,624	—
		—
Saudi Arabia — 0.1%
Arab National Bank	7,973	68,073
Bank Al-Jazira	11	56
Bupa Arabia for Cooperative Insurance Co.	33	1,242
Etihad Etisalat Co.	3,280	30,373
Saudi Electricity Co.	5,253	32,272
Saudi Telecom Co.	8,354	81,505
The Co. for Cooperative Insurance (a)	1,017	21,740
The Saudi British Bank	1,869	19,413
		254,674

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Singapore — 0.8%
BW Energy Ltd. (a)	13,646	$35,038
CapitaLand Ascott Trust	159,100	124,811
Capitaland India Trust	69,000	58,253
Cromwell EU REIT (a)	17,400	27,916
DBS Group Holdings Ltd.	30,450	770,885
First Resources Ltd.	32,800	36,280
Genting Singapore Ltd.	105,100	75,003
Geo Energy Resources Ltd.	83,900	20,390
Golden Agri-Resources Ltd.	159,200	29,684
Grab Holdings Ltd. - Class A (a)	3,234	10,414
Japfa Ltd.	92,200	23,704
Jiutian Chemical Group Ltd.	778,500	46,956
Oversea-Chinese Banking Corp. Ltd.	20,800	188,736
Raffles Medical Group Ltd.	158,900	166,168
Sasseur Real Estate Investment Trust	176,100	98,932
United Overseas Bank Ltd.	2,000	45,867
		1,759,037
South Africa — 0.5%
African Rainbow Minerals Ltd.	1,603	27,169
Anglo American Platinum Ltd.	427	35,822
AngloGold Ashanti Ltd.	1,801	35,004
Astral Foods Ltd.	1,880	18,011
Fortress REIT Ltd. - Class B (a)	176,764	49,616
Gold Fields Ltd.	26,266	271,846
Investec PLC	28,403	175,632
Mediclinic International PLC	5,571	33,319
Mr Price Group Ltd.	2,731	25,563
MTN Group Ltd.	3,355	25,131
MultiChoice Group	11,259	77,588
Old Mutual Ltd.	109,330	67,207
Resilient REIT Ltd.	13,010	41,170
Sappi Ltd. (a)	9,664	27,967
Shoprite Holdings Ltd.	11,243	149,574
Sibanye Stillwater Ltd.	2,760	7,328
The Bidvest Group Ltd.	701	8,835

	Shares	Value
Vodacom Group Ltd.	6,085	$43,652
		1,120,434
South Korea — 2.1%
ABLBio, Inc. (a)	1,179	21,660
Aekyung Industrial Co. Ltd.	2,400	39,884
AfreecaTV Co. Ltd.	514	29,221
Asia Paper Manufacturing Co. Ltd.	728	22,594
BNK Financial Group, Inc.	8,962	46,285
CJ Corp.	106	7,081
Daewon Pharmaceutical Co. Ltd.	1,866	27,786
Daewoo Engineering & Construction Co. Ltd. (a)	10,484	34,964
DB HiTek Co. Ltd.	982	29,189
DB Insurance Co. Ltd.	631	32,726
DGB Financial Group, Inc.	4,019	22,296
Global Standard Technology Co. Ltd.	2,171	34,031
GOLFZON Co. Ltd.	391	35,140
GS Holdings Corp. (a)	669	23,275
Hana Financial Group, Inc.	14,055	470,291
Hanmi Pharm Co. Ltd.	339	79,494
Hanwha Aerospace Co. Ltd.	707	40,929
Hanwha Corp.	3,341	68,167
Hanwha Life Insurance Co. Ltd. (a)	12,884	28,376
HD Hyundai Co. Ltd.	480	21,772
Humasis Co. Ltd.	2,099	23,552
Humedix Co. Ltd.	2,031	44,712
Hwa Shin Co. Ltd.	3,070	17,704
Hyundai Glovis Co. Ltd.	743	96,613
Hyundai Rotem Co. Ltd. (a)	2,340	52,143
HyVision System, Inc.	2,733	39,779
JB Financial Group Co. Ltd.	18,050	113,004
JVM Co. Ltd.	2,865	46,638
Kia Corp.	6,068	286,198
Korean Air Lines Co. Ltd. (a)	6,601	120,768
Kumho Petrochemical Co. Ltd.	255	25,571
LabGenomics Co. Ltd.	4,620	22,906
LF Corp.	2,996	37,829
LG Corp.	212	13,166
LG Energy Solution Ltd. (a)	233	80,732

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
South Korea — 2.1% (Continued)
LX Semicon Co. Ltd.	843	$48,330
MegaStudyEdu Co. Ltd. (a)	775	49,088
Meritz Financial Group, Inc.	1,114	37,986
Mgame Corp (a)	4,089	24,008
Orion Corp.	1,214	123,307
Pan Ocean Co. Ltd.	10,408	47,538
POSCO Holdings, Inc.	1,064	234,197
Samchully Co. Ltd.	481	148,803
Samsung Card Co. Ltd.	875	20,498
Samsung Electronics Co. Ltd.	21,900	965,748
Sangsin Energy Display Precision Co. Ltd.	2,302	27,396
SD Biosensor, Inc.	910	21,848
Shinhan Financial Group Co. Ltd.	25,700	716,137
Shinsegae, Inc. (a)	256	44,786
SIMMTECH Co. Ltd. (a)	704	14,907
SL Corp.	2,042	37,413
Woori Financial Group, Inc.	1,814	16,664
Youngone Corp.	807	29,778
		4,744,908
Spain — 0.9%
Amadeus IT Group SA (a)	1,779	91,743
Banco Bilbao Vizcaya Argentaria SA	3,296	19,904
Banco de Sabadell SA	56,244	52,951
CaixaBank SA	178,942	702,396
Endesa SA	855	16,133
Energia Innovacion y Desarrollo Fotovoltaico SA (a)	3,528	105,661
Faes Farma SA	16,883	63,394
Gestamp Automocion SA (b)	13,853	53,696
Grupo Catalana Occidente SA	1,132	35,767
Iberdrola SA	41,664	487,363
Industria de Diseno Textil SA	10,738	285,932
Laboratorios Farmaceuticos Rovi SA	1,791	69,062
Red Electrica Corp. SA	238	4,134

	Shares	Value
Repsol SA	3,456	$55,093
		2,043,229
Sweden — 2.1%
AcadeMedia AB (b)	6,941	29,653
Assa Abloy AB - Class B	4,225	90,905
Atlas Copco AB - Class A	69,115	818,277
Atlas Copco AB - Class B	38,605	412,470
Betsson AB - Class B	14,450	117,529
Bilia AB - Class A	1,510	16,589
BioGaia AB - Class B	8,387	67,231
Bravida Holding AB (b)	3,208	34,367
Evolution AB (b)	12,890	1,258,887
G5 Entertainment AB	1,113	22,472
Hemnet Group AB	5,808	69,913
HMS Networks AB	983	32,100
Intrum AB	2,794	33,788
Inwido AB	2,281	24,258
Modern Times Group MTG AB - Class B	2,573	22,030
New Wave Group AB - Class B	7,712	153,171
Nordic Waterproofing Holding AB	1,403	19,573
Securitas AB - Class B	2,161	17,989
Skandinaviska Enskilda Banken AB - Class A	30,208	347,641
SkiStar AB	6,775	72,228
SSAB AB - Class B	35,687	186,132
Swedbank AB - Class A	12,229	207,755
Swedish Orphan Biovitrum AB (a)	3,902	80,619
Trelleborg AB - Class B	17,283	399,877
Volvo AB - Class A	5,919	112,678
Wihlborgs Fastigheter AB	5,595	42,312
		4,690,444
Switzerland — 4.7%
Alcon, Inc.	20,500	1,408,032
Belimo Holding AG (a)	67	32,011
Burkhalter Holding AG	591	48,988
Coca-Cola HBC AG	5,650	134,861
Comet Holding AG	575	122,385
Credit Suisse Group AG	77,506	232,864
dormakaba Holding AG	77	28,295
Ferrexpo PLC	7,905	15,028

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Switzerland — 4.7% (Continued)
Galenica AG (b)	468	$38,220
Implenia AG (a)	969	39,792
Julius Baer Group Ltd.	5,050	293,536
Leonteq AG	663	31,475
Lonza Group AG	1,371	674,776
Mobilezone Holding AG	2,132	35,281
Nestle SA	17,506	2,021,689
Novartis AG	4,724	427,906
Roche Holding AG	4,628	1,454,404
Sensirion Holding AG (a)(b)	201	21,382
SFS Group AG	332	31,509
Sika AG	5,962	1,438,567
STMicroelectronics NV	12,586	447,431
Swiss Re AG	1,206	113,135
Swissquote Group Holding SA	221	32,121
UBS Group AG	67,223	1,253,009
Zurich Insurance Group AG	99	47,310
		10,424,007
Taiwan — 2.7%
Accton Technology Corp.	4,000	30,485
Advanced International Multitech Co. Ltd.	19,000	58,632
Anpec Electronics Corp.	9,000	33,637
Asia Vital Components Co. Ltd.	9,000	32,767
Chicony Power Technology Co. Ltd.	14,000	33,238
Compeq Manufacturing Co. Ltd.	46,000	66,546
Continental Holdings Corp.	59,000	53,728
CTBC Financial Holding Co. Ltd.	176,000	126,495
Delta Electronics, Inc.	2,000	18,632
Depo Auto Parts Ind Co. Ltd.	43,000	100,248
E Ink Holdings, Inc.	20,000	104,661
Evergreen International Storage & Transport Corp.	35,000	31,633
Far EasTone Telecommunications Co. Ltd.	22,000	47,159

	Shares	Value
Faraday Technology Corp.	4,000	$18,520
Farglory Land Development Co. Ltd.	46,000	84,996
Formosa Sumco Technology Corp.	5,000	22,096
Fusheng Precision Co. Ltd.	9,000	61,613
General Interface Solution Holding Ltd.	18,000	51,504
Genius Electronic Optical Co. Ltd.	3,000	32,705
Global Unichip Corp.	6,000	124,966
Globalwafers Co. Ltd.	3,000	41,675
Gold Circuit Electronics Ltd.	8,100	22,857
Grape King Bio Ltd.	5,000	27,321
Hiwin Technologies Corp.	9,000	53,397
Hon Hai Precision Industry Co. Ltd.	432,961	1,406,638
International Games System Co. Ltd.	4,000	56,377
King Yuan Electronics Co. Ltd.	37,000	43,554
Kinsus Interconnect Technology Corp.	10,000	33,954
Lotes Co. Ltd.	4,000	107,415
Macronix International Co. Ltd.	47,000	51,572
MediaTek, Inc.	1,600	32,499
Nan Ya Printed Circuit Board Corp.	6,000	44,246
Realtek Semiconductor Corp.	10,400	95,002
Ruentex Development Co. Ltd.	27,000	37,967
Sanyang Motor Co. Ltd.	33,000	36,326
Scientech Corp.	21,000	49,158
Shih Wei Navigation Co. Ltd.	26,000	21,215
Shiny Chemical Industrial Co. Ltd.	23,888	88,929
Silicon Motion Technology Corp. - ADR	458	29,765
Sitronix Technology Corp.	10,000	57,687
Standard Chemical & Pharmaceutical Co. Ltd.	75,000	149,977
TaiDoc Technology Corp.	8,000	48,136

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
COMMON STOCKS — 79.3% (Continued)
Taiwan — 2.7% (Continued)
Taigen Biopharmaceuticals Holdings Ltd. (a)	67,000	$34,929
Taiwan Semiconductor Manufacturing Co. Ltd.	122,600	1,786,852
Taiwan Surface Mounting Technology Corp.	11,000	31,827
Tong Hsing Electronic Industries Ltd.	6,300	39,109
Unimicron Technology Corp.	21,000	81,870
Via Technologies, Inc.	16,000	34,954
Voltronic Power Technology Corp	1,000	50,179
WinWay Technology Co. Ltd.	3,000	40,767
Wiwynn Corp	3,000	77,734
Zhen Ding Technology Holding Ltd.	33,000	112,654
		5,960,803
Thailand — 0.5%
Amata Corp. PCL	67,400	41,410
AP Thailand PCL - NVDR	726,900	243,490
Banpu PCL - NVDR	49,800	19,717
Chularat Hospital PCL - NVDR	718,800	76,295
Ichitan Group PCL	297,100	96,900
Indorama Ventures PCL - NVDR	4,600	5,396
Krung Thai Bank PCL - NVDR	62,700	31,977
Mega Lifesciences PCL - NVDR	22,800	30,757
Minor International PCL - NVDR (a)	34,000	31,667
Polyplex Thailand PCL - NVDR	31,000	22,602
PTT Exploration & Production PCL - NVDR	30,100	153,530
SCB X PCL	135,300	417,990
		1,171,731
Turkey — 0.4%
Akbank TAS	408,929	427,253
Aksa Enerji Uretim AS	18,579	46,538

	Shares	Value
Haci Omer Sabanci Holding AS	72,289	$174,299
Logo Yazilim Sanayi Ve Ticaret AS	5,122	19,094
Migros Ticaret AS (a)	8,978	70,314
Sinpas Gayrimenkul Yatirim Ortakligi AS (a)	153,312	28,700
Sok Marketler Ticaret AS (a)	27,886	41,693
Turk Telekomunikasyon AS	44,027	57,760
		865,651
United Arab Emirates — 0.3%
Abu Dhabi Commercial Bank PJSC	171,141	419,071
Abu Dhabi Islamic Bank PJSC	40,079	99,308
Dubai Islamic Bank PJSC	115,056	178,597
Emaar Development PJSC (a)	41,164	49,441
		746,417
United States — 3.5%
Aon PLC - Class A	5,790	1,737,811
Atlassian Corp. - Class A (a)	6,850	881,458
EPAM Systems, Inc. (a)	3,820	1,251,967
GXO Logistics, Inc. (a)	159	6,788
Mettler-Toledo International, Inc. (a)	740	1,069,633
ResMed, Inc.	4,010	834,601
STERIS PLC	6,210	1,146,925
Waste Connections, Inc.	6,470	857,663
		7,786,846
Total Common Stocks (Cost $164,103,041)		175,943,409

PREFERRED STOCKS — 0.9%
Brazil — 0.4%
Cia de Saneamento do Parana	163,900	113,928
Cia Energetica de Minas Gerais	106,801	225,345
Cia Ferro Ligas da Bahia - FERBASA	3,200	32,705
Itau Unibanco Holding SA	74,721	354,234
Itausa SA	2,860	4,615
Metalurgica Gerdau SA	20,100	49,415
Petroleo Brasileiro SA	24,200	112,251

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Value
PREFERRED STOCKS — 0.9% (Continued)
Brazil — 0.4% (Continued)
Unipar Carbocloro SA - Class B	2,550	$42,917
		935,410
Colombia — 0.0% (d)
Bancolombia SA	5,140	35,571

Germany — 0.5%
Bayerische Motoren Werke AG	1,812	154,322
Einhell Germany AG	110	16,579
Schaeffler AG	13,106	89,255
Volkswagen AG	6,965	868,106
		1,128,262
Russia — 0.0% (d)
Surgutneftegas PJSC (e)(f)	270,800	—

South Korea — 0.0% (d)
Hyundai Motor Co.	7	411
Total Preferred Stocks (Cost $3,218,937)		2,099,654

	Par Value
U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bonds — 0.0% (d)
3.000%, due 08/15/52	$24,000	19,868

U.S. Treasury Notes — 0.9%
0.250%, due 09/30/23	33,000	31,917
0.250%, due 06/15/24	250,000	234,649
0.750%, due 11/15/24	60,000	56,006
4.250%, due 12/31/24	165,000	164,433
0.250%, due 10/31/25	59,000	52,750
4.000%, due 12/15/25	99,000	98,381
0.875%, due 09/30/26	236,000	209,524
1.250%, due 11/30/26	361,000	323,772
1.500%, due 01/31/27	18,900	17,057
2.750%, due 04/30/27	1,000	947
3.250%, due 06/30/27	2,600	2,513
3.875%, due 11/30/27	54,400	54,094
3.875%, due 12/31/27	204,400	203,250
1.125%, due 02/15/31 (c)	27,000	21,992

	Par Value	Value
1.625%, due 05/15/31	$288,000	$242,235
2.750%, due 08/15/32	18,500	16,826
4.125%, due 11/15/32	184,300	187,986
		1,918,332
Total U.S. Treasury Obligations (Cost $2,083,314)		1,938,200
AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-108, 1.691%, due 03/25/30 (g) Callable: 12/25/29	499,685	47,217
Series K-1501, 0.379%, due 04/25/30 (g) Callable: 02/25/30	2,693,511	55,752
Series K-110, 1.697%, due 04/25/30 (g) Callable: 02/25/30	498,133	46,019
Series K-118, 0.959%, due 09/25/30 (g) Callable:06/25/30	995,571	55,544
Total Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $172,881)		204,532

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.0%
Alen 2021-ACEN Mortgage Trust
Series 2021-ACEN, 6.568%, due 04/17/34 (1 Month U.S. LIBOR + 2.250%) (b)(h)	200,000	168,998
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 5.040%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (b)(h)	200,000	186,450
BBCMS 2021-AGW Mortgage Trust
Series 2021-AGW, 5.568%, due 06/16/36 (1 Month U.S. LIBOR + 1.250%) (b)(h) Callable: 06/15/23	100,000	93,443

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.0% (Continued)
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 5.850%, due 10/15/37 (1 Month SOFR Rate + 1.514%) (b)(h)	$70,000	$66,704
CIM Trust 2021-J3
Series 2021-J3, 2.500%, due 06/25/51 (b)(g) Callable: 04/25/45	535,870	414,420
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67 (b)(g) Callable: 04/25/25	364,313	346,480
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 5.410%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (b)(h)	190,000	178,133
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/12/34 (b)	200,000	181,499
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/06/34 (b)	150,000	144,778
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (b)(g) Callable: 04/25/29	57,374	49,605
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (b)(g) Callable: 01/25/28	112,123	97,158
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (b)(g) Callable: 01/25/23	12,223	11,208
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (b)(g) Callable: 08/25/32	123,867	108,513

	Par Value	Value
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (b)(g) Callable: 03/25/28	$75,452	$64,657
JP Morgan Mortgage Trust 2021-7
Series TR, 2.500%, due 11/25/51 (b)(g) Callable: 01/25/45	255,869	198,358
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (b)(g) Callable: 05/25/23	59,941	53,300
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.113%, due 07/17/45 (g) Callable: 06/15/23	182,000	174,263
Morgan Stanley Capital I Trust 2016-BNK2
Series C, 3.888%, due 11/18/49 (g) Callable: 11/15/26	200,000	155,607
PFP 2021-8 Ltd.
Series 2021-8, 6.126%, due 08/09/37 (1 Month U.S. LIBOR + 1.800%) (b)(f)(h)	100,000	93,029
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51 (b)(g) Callable: 08/25/47	200,000	116,683
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (b)(g) Callable: 08/25/37	69,175	58,517
Ready Capital Mortgage Financing 2021-FL5 LLC
Series 2021-FL5, 6.139%, due 04/25/38 (1 Month U.S. LIBOR + 1.750%) (b)(h) Callable: 03/25/23	400,000	387,121
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (g) Callable: 02/25/25	82,095	68,907
Sequoia Mortgage Trust 2019-CH2
Series 2019-CH2, 4.500%, due 08/25/49 (b)(g) Callable: 01/25/24	2,353	2,286

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.0% (Continued)
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 10/25/49 (b)(g) Callable: 05/25/26	$6,769	$6,276
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (b)(g) Callable: 01/25/40	200,000	129,280
Sequoia Mortgage Trust 2021-1
Series A-7, 2.500%, due 03/25/51 (b)(g) Callable: 07/25/44	400,000	264,629
SLG Office Trust 2021-OVA
Series 2021-OVA, 2.585%, due 07/17/41 (b)	220,000	176,436
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series A, 5.518%, due 05/15/31 (1 Month U.S. LIBOR + 1.200%) (b)(h)	100,000	96,883
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (b)(g) Callable: 08/25/29	104,171	88,984
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/16/47 (g) Callable: 08/15/24	207,000	193,081
Total Non-Agency Mortgage-Backed Obligations (Cost $5,226,666)		4,375,686

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 0.1%
BANK 2020-BNK30
Series 2020-BNK30, 1.320%, due 12/17/53 (g)	977,654	67,862
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.770%, due 09/17/53 (g) Callable: 10/15/30	993,658	76,007

	Par Value	Value
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.710%, due 08/15/53 (g) Callable: 06/15/30	$786,612	$54,332
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $279,784)		198,201

ASSET-BACKED SECURITIES — 1.3%
American Airlines 2015-2 Class AA Pass Through Trust
Series 2015-2, 3.600%, due 03/22/29	81,667	72,453
American Airlines 2016-1 Class AA Pass Through Trust
Series 2016-1, 3.575%, due 07/15/29	9,287	8,265
American Airlines 2016-2 Class AA Pass Through Trust
Series 2016-2, 3.200%, due 12/15/29	55,402	47,989
AmeriCredit Automobile Receivables Trust 2021-2
Series TR, 1.010%, due 01/19/27 Callable: 03/18/25	100,000	90,986
Beacon Container Finance II LLC
Series NT, 2.250%, due 10/22/46 (b) Callable: 11/20/23	88,333	76,194
CLI Funding VIII LLC
Series LLC, 2.720%, due 01/18/47 (b) Callable: 12/19/23	68,860	58,472
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (b) Callable: Currently	93,804	89,948
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 Callable: 10/15/24	102,943	101,826
FedEx Corp 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 08/20/35	239,339	194,337

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
ASSET-BACKED SECURITIES — 1.3% (Continued)
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (b) Callable: 10/25/28	$162,459	$145,850
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (b) Callable: 04/20/35	204,395	170,156
Marlette Funding Trust 2021-1
Series C, 1.410%, due 06/16/31 (b) Callable: 01/15/25	200,000	190,205
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (b) Callable: 07/20/32	86,538	70,394
Navient Private Education Refi Loan Trust 2021-A
Series A, 0.840%, due 05/15/69 (b) Callable: 01/15/28	69,283	59,870
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/15/69 (b) Callable: 04/15/27	114,529	98,598
Oscar US Funding XII LLC
Series A-4, 1.000%, due 04/10/28 (b) Callable: 02/10/25	200,000	185,976
PFS Financing Corp.
Series 2021-A, 0.710%, due 04/15/26 (b) Callable: Currently	100,000	94,194
Santander Consumer Auto Receivables Trust 2021-A
Series 2021-A, 1.030%, due 11/16/26 (b) Callable: 03/15/25	150,000	136,732
Santander Drive Auto Receivables Trust 2020-3
Series C, 1.120%, due 01/15/26 Callable: 04/15/24	88,538	87,757
Santander Drive Auto Receivables Trust 2021-2
Series C, 0.900%, due 06/15/26 Callable: 08/15/24	100,000	97,148

	Par Value	Value
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (b) Callable: Currently	$225,468	$199,882
Sofi Professional Loan Program 2017-C LLC
Series A-1, 4.989%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (b)(h) Callable: 01/25/25	30,883	30,747
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (b) Callable: 07/25/25	62,027	60,048
Sunnova Helios IV Issuer LLC
Series A, 2.980%, due 06/20/47 (b) Callable: 06/20/27	226,398	188,395
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (b)	183,770	141,460
Volvo Financial Equipment LLC Series 2020-1
Series A-4, 0.600%, due 03/15/28 (b) Callable: 07/15/24	150,000	141,219
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (b) Callable: 05/15/24	108,295	107,614
Total Asset-Backed Securities (Cost $3,311,690)		2,946,715

COLLATERALIZED LOAN OBLIGATIONS — 1.6%
Aimco CLO 11 Ltd.
Series 2020-11R, 5.209%, due 10/17/34 (3 Month U.S. LIBOR + 1.130%) (b)(h) Callable: 10/17/23	250,000	243,352
Apidos CLO XXIII
Series XXIII, 5.299%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (b)(h) Callable: 01/15/23	400,000	391,094

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 1.6% (Continued)
Arbor Realty Commercial Real Estate Notes 2021-FL2 Ltd.
Series B, 5.918%, due 05/15/36 (1 Month U.S. LIBOR + 1.600%) (b)(h) Callable: 12/15/23	$450,000	$420,922
Betony CLO 2 Ltd.
Series 2018, 5.495%, due 04/30/31 (3 Month U.S. LIBOR + 1.080%) (b)(h) Callable: 01/30/23	250,000	246,114
CARLYLE US CLO 2021-1 Ltd.
Series LTD, 5.219%, due 04/15/34 (3 Month U.S. LIBOR + 1.140%) (b)(h) Callable: 04/15/23	250,000	242,545
Marble Point CLO XIV Ltd.
Series FLT, 5.523%, due 01/20/32 (3 Month U.S. LIBOR + 1.280%) (b)(h) Callable: 01/20/23	490,000	478,867
Madison Park Funding XXI Ltd.
Series FLT, 5.479%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (b)(h) Callable: 01/15/23	250,000	239,265
MF1 2021-FL7 Ltd.
Series 2021-FL7, 6.389%, due 10/16/36 (1 Month U.S. LIBOR + 2.050%) (b)(f)(h) Callable: 10/16/23	200,000	187,244
Octagon Investment Partners 48 Ltd.
Series A-R, 5.393%, due 10/20/34 (3 Month U.S. LIBOR + 1.150%) (b)(h) Callable: 10/20/23	400,000	389,115
Palmer Square CLO 2019-1 Ltd.
Series 2019-1R, 5.800%, due 11/14/34 (3 Month U.S. LIBOR + 1.150%) (b)(h) Callable: 11/14/23	250,000	243,951

	Par Value	Value
TCI-Symphony CLO 2016-1 Ltd.
Series FLT, 4.961%, due 10/13/32 (3 Month U.S. LIBOR + 1.020%) (b)(h) Callable: 01/13/23	$500,000	$489,986
Total Collateralized Loan Obligations (Cost $3,684,090)		3,572,455

CORPORATE BONDS — 3.5%
Britain — 0.1%
BAT International Finance PLC
1.668%, due 03/25/26 Callable: 02/25/26	151,000	133,588
Royalty Pharma PLC
0.750%, due 09/02/23	60,000	58,024
1.750%, due 09/02/27 Callable: 07/02/27	61,000	51,802
2.200%, due 09/02/30 Callable: 06/02/30	96,000	75,030
		318,444
Canada — 0.1%
Royal Bank of Canada
1.200%, due 04/27/26	91,000	80,942
The Bank of Nova Scotia
2.700%, due 08/03/26	111,000	102,733
		183,675
Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23	70,000	69,395
Sumitomo Mitsui Trust Bank Ltd.
2.800%, due 03/10/27 (b)	71,000	64,513
		133,908
United States — 3.2%
3M Co.
2.000%, due 02/14/25 Callable: 01/14/25	93,000	87,978
AbbVie, Inc.
3.800%, due 03/15/25 Callable: 12/15/24	128,000	124,833
Altria Group, Inc.
3.400%, due 05/06/30 Callable: 02/06/30	93,000	79,436

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 3.5% (Continued)
United States — 3.2% (Continued)
Amazon.com, Inc.
1.500%, due 06/03/30 Callable: 03/03/30	$108,000	$86,664
Ameren Illinois Co.
3.800%, due 05/15/28	80,000	75,960
American Express Co.
2.250%, due 03/04/25 Callable: 02/01/25	69,000	65,146
American Honda Finance Corp.
1.200%, due 07/08/25	74,000	67,631
American International Group, Inc.
3.900%, due 04/01/26 Callable: 01/01/26	30,000	29,035
Amgen, Inc.
3.200%, due 11/02/27 Callable: 08/02/27	84,000	77,928
Amphenol Corp.
2.800%, due 02/15/30 Callable: 11/15/29	98,000	83,927
Apple, Inc.
1.200%, due 02/08/28 Callable: 12/08/27	91,000	77,243
Assurant, Inc.
4.200%, due 09/27/23 Callable: 08/27/23	52,000	51,415
AT&T, Inc.
2.250%, due 02/01/32 Callable: 11/01/31	146,000	114,587
Bank of America Corp.
4.000%, due 01/22/25	75,000	73,426
0.976%, due 04/22/25 (SOFR Rate + 0.690%) (h) Callable: 04/22/24	196,000	182,950
1.734%, due 07/22/27 (SOFR Rate + 0.960%) (h) Callable: 07/22/26	140,000	123,008
3.593%, due 07/21/28 (3 Month U.S. LIBOR + 1.370%) (h) Callable: 07/21/27	67,000	61,679
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (h) Callable: 04/29/30	177,000	144,270

	Par Value	Value
Broadcom, Inc.
2.450%, due 02/15/31 (b) Callable: 11/15/30	$62,000	$48,980
Carrier Global Corp.
2.722%, due 02/15/30 Callable: 11/15/29	145,000	122,185
Caterpillar Financial Services Corp.
3.250%, due 12/01/24	95,000	92,235
Citigroup, Inc.
0.981%, due 05/01/25 (SOFR Rate + 0.669%) (h) Callable: 05/01/24	137,000	128,143
CVS Health Corp.
3.875%, due 07/20/25 Callable: 04/20/25	247,000	240,991
1.750%, due 08/21/30 Callable: 05/21/30	146,000	114,904
Duke Energy Corp.
3.150%, due 08/15/27 Callable: 05/15/27	143,000	131,703
4.300%, due 03/15/28 Callable: 02/15/28	69,000	66,530
Ecolab, Inc.
4.800%, due 03/24/30 Callable: 12/24/29	64,000	63,569
Entergy Corp.
0.900%, due 09/15/25 Callable: 08/15/25	101,000	89,762
Enterprise Products Operating LLC
2.800%, due 01/31/30 Callable: 10/31/29	73,000	62,208
Equinix, Inc.
1.250%, due 07/15/25 Callable: 06/15/25	133,000	120,268
Exxon Mobil Corp.
2.275%, due 08/16/26 Callable: 06/16/26	100,000	92,807
Fox Corp.
3.050%, due 04/07/25 Callable: 03/07/25	153,000	146,021
Global Payments, Inc.
2.650%, due 02/15/25 Callable: 01/15/25	82,000	76,906

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 3.5% (Continued)
United States — 3.2% (Continued)
HCA, Inc.
4.125%, due 06/15/29 Callable: 03/15/29	$103,000	$94,760
Johnson & Johnson
0.950%, due 09/01/27 Callable: 07/01/27	91,000	78,273
1.300%, due 09/01/30 Callable: 06/01/30	91,000	73,402
JPMorgan Chase & Co.
1.470%, due 09/22/27 (SOFR Rate + 0.765%) (h) Callable: 09/22/26	112,000	96,758
2.947%, due 02/24/28 (SOFR Rate + 1.170%) (h) Callable: 02/24/27	81,000	73,336
1.953%, due 02/04/32 (SOFR Rate + 1.065%) (h) Callable: 02/04/31	73,000	56,042
2.580%, due 04/22/32 (SOFR Rate + 1.250%) (h) Callable: 04/22/31	73,000	58,545
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 Callable: 03/25/25	17,000	16,868
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 Callable: 01/30/23	70,000	69,811
Kite Realty Group LP
4.000%, due 10/01/26 Callable: 07/01/26	78,000	71,656
Meta Platforms, Inc.
3.500%, due 08/15/27	20,000	18,633
3.850%, due 08/15/32	31,000	27,378
Microsoft Corp.
2.400%, due 08/08/26 Callable: 05/08/26	92,000	85,777
Morgan Stanley
1.164%, due 10/21/25 (SOFR Rate + 0.560%) (h) Callable: 10/21/24	101,000	92,938
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (h) Callable: 04/28/25	235,000	218,272

	Par Value	Value
1.593%, due 05/04/27 (SOFR Rate + 0.879%) (h) Callable: 05/04/26	$183,000	$160,196
2.239%, due 07/21/32 (SOFR Rate + 1.178%) (h) Callable: 07/21/31	37,000	28,302
6.342%, due 10/18/33 (SOFR Rate + 2.560%) (h) Callable: 10/18/32	136,000	142,030
MPLX LP
4.875%, due 12/01/24 Callable: 09/01/24	74,000	73,413
2.650%, due 08/15/30 Callable: 05/15/30	32,000	26,009
NextEra Energy Capital Holdings, Inc.
4.625%, due 07/15/27 Callable: 06/15/27	103,000	101,448
Oracle Corp.
2.950%, due 04/01/30 Callable: 01/01/30	211,000	180,101
O’Reilly Automotive, Inc.
3.600%, due 09/01/27 Callable: 06/01/27	146,000	137,341
PepsiCo, Inc.
2.625%, due 07/29/29 Callable: 04/29/29	84,000	74,224
Phillips 66
0.900%, due 02/15/24 Callable: 01/30/23	71,000	67,777
Raytheon Technologies Corp.
3.200%, due 03/15/24 Callable: 01/15/24	92,000	90,229
Realty Income Corp.
3.250%, due 01/15/31 Callable: 10/15/30	120,000	104,250
Ross Stores, Inc.
4.600%, due 04/15/25 Callable: 03/15/25	120,000	119,221
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27 Callable: 09/15/26	57,000	55,931
Sierra Pacific Power Co.
2.600%, due 05/01/26 Callable: 02/01/26	128,000	118,876

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 3.5% (Continued)
United States — 3.2% (Continued)
Southwestern Electric Power Co.
1.650%, due 03/15/26 Callable: 02/15/26	$91,000	$81,246
Steel Dynamics, Inc.
1.650%, due 10/15/27 Callable: 08/15/27	73,000	61,176
The AES Corp.
1.375%, due 01/15/26 Callable: 12/15/25	71,000	62,417
The Boeing Co.
4.875%, due 05/01/25 Callable: 04/01/25	75,000	74,506
The Goldman Sachs Group, Inc.
0.855%, due 02/12/26 (SOFR Rate + 0.609%) (h) Callable: 02/12/25	91,000	82,321
The Home Depot, Inc.
1.500%, due 09/15/28 Callable: 07/15/28	103,000	87,532
The Walt Disney Co.
2.200%, due 01/13/28	72,000	64,260
T-Mobile USA, Inc.
2.250%, due 02/15/26 Callable: 02/15/23	16,000	14,577
3.750%, due 04/15/27 Callable: 02/15/27	57,000	53,758
Trans-Allegheny Interstate Line Co.
3.850%, due 06/01/25 (b) Callable: 03/01/25	108,000	104,210
United Airlines 2014-2 Class A Pass Through Trust
3.750%, due 03/03/28	—	—
US Bancorp
4.548%, due 07/22/28 (SOFR Rate + 1.660%) (h) Callable: 07/22/27	42,000	40,987
Verizon Communications, Inc.
4.329%, due 09/21/28	73,000	70,024
2.355%, due 03/15/32 Callable: 12/15/31	160,000	126,753
VMware, Inc.
1.000%, due 08/15/24 Callable: 01/30/23	95,000	88,412

	Par Value	Value
Walmart, Inc.
1.050%, due 09/17/26 Callable: 08/17/26	$105,000	$92,758
Wells Fargo & Co.
2.406%, due 10/30/25 (SOFR Rate + 1.087%) (h) Callable: 10/30/24	182,000	172,268
2.164%, due 02/11/26 (3 Month U.S. LIBOR + 0.750%) (h) Callable: 02/11/25	40,000	37,330
		7,130,660
Total Corporate Bonds (Cost $8,768,067)		7,766,687

	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 3.4%
Voya Emerging Markets Hard Currency Debt Fund - Class P	92,467	680,559
Voya High Yield Bond Fund - Class P	127,259	836,093
Voya Investment Grade Credit Fund - Class P	58,850	526,708
Voya Securitized Credit Fund - Class P	630,636	5,536,981
Total Affiliated Registered Investment Companies (Cost $8,406,257)		7,580,341

RIGHT — 0.0% (d)
Bank Tabungan Negara Persero Tbk PT (a)	109,513	1,006
Total Right (Cost $1,494)		1,006

Total Investments at Value — 93.1% (Cost $199,256,221)		206,626,886
Other Assets in Excess of Liabilities — 6.9%		15,372,835
Net Assets — 100.0%		$221,999,721

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Investments - (Continued)	December 31, 2022

ADR American Depository Receipt

CVA Certificaten Van Aandelen

GDR Global Depository Receipt

LIBOR London Interbank Offered Rate

NVDR Non-Voting Depository Receipt

REIT Real Estate Investment Trust

SOFR Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2022, the value of these investments was $16,442,639, or 7.4% of total net assets.

(c)	This security or a partial position of this security is on loan at December 31, 2022. The total fair value of securities on loan at December 31, 2022 was $102,560 (Note 8).
(d)	Represents less than 0.1%.
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2022, representing 0.0% of net assets.

(f)	Illiquid security. The total value of such securities is $280,273 as of December 31, 2022, representing 0.1% of net assets.
(g)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2022.
(h)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2022.

The Accompanying Footnotes are an Integral Part of this Schedule of Investments.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Total Return Swaps	December 31, 2022

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	MSCI Emerging Markets Total Return Index	Receive	(U.S. Federal Funds Rate + 0.200%)	12/04/2023	At Maturity	25,623	$12,454,239	$1,379,252
Morgan Stanley Capital	MSCI EAFE Total Return Index	Receive	(U.S. Federal Funds Rate + 0.070%)	12/04/2023	Monthly	4,336	28,545,427	2,827,035

Total Return Swap Contracts								$4,206,287

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Centrally Cleared Credit Default Swaps	December 31, 2022

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Premium Paid	Unrealized Depreciation
Morgan Stanley Capital	CDX North American High Yield Index	Buy	5.000%	12/20/2027	Quarterly	660,000	$2,744	$7,685	$(4,941)

Total Credit Default Swap Contracts							$2,744	$7,685	$(4,941)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Futures Contracts	December 31, 2022

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	3	03/31/2023	$572,358	$(774)
5-Year U.S. Treasury Note Future	17	03/31/2023	1,609,303	2,135
10-Year U.S. Treasury Note Future	18	03/22/2023	1,792,929	10,792
U.S. Treasury Long Bond Future	9	03/22/2023	962,261	10,106
Ultra 10-Year U.S. Treasury Bond Future	11	03/22/2023	1,126,354	9,087
Ultra Long-Term U.S. Treasury Bond Future	7	03/22/2023	592,414	10,048
Total Futures Contracts Sold Short			$6,655,619	$41,394

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments	December 31, 2022

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 9.3%
U.S. Treasury Bonds — 4.8%
2.250%, due 05/15/41	$90,000	$67,654
2.375%, due 02/15/42	920,000	702,219
3.250%, due 05/15/42	1,809,000	1,586,549
3.375%, due 08/15/42	63,000	56,326
4.000%, due 11/15/42	511,000	500,780
3.000%, due 02/15/49	1,230,000	1,013,981
2.000%, due 02/15/50	495,000	327,551
1.250%, due 05/15/50	8,840,000	4,766,694
2.875%, due 05/15/52	70,000	56,219
3.000%, due 08/15/52	2,524,000	2,089,399
		11,167,372
U.S. Treasury Notes — 4.4%
4.250%, due 12/31/24	104,000	103,643
2.875%, due 06/15/25	426,800	412,329
3.000%, due 07/15/25	193,500	187,393
4.000%, due 12/15/25	421,000	418,369
0.750%, due 08/31/26	240,000	212,437
2.000%, due 11/15/26	180,000	166,359
1.250%, due 11/30/26	33,400	29,956
1.500%, due 01/31/27	893,300	806,203
0.375%, due 09/30/27	69,000	58,143
3.875%, due 11/30/27	40,000	39,775
3.875%, due 12/31/27	150,000	149,156

	Par Value	Value
1.500%, due 11/30/28	$287,700	$249,760
2.375%, due 03/31/29	485,000	441,274
1.125%, due 02/15/31 (a)	47,000	38,283
1.875%, due 02/15/32	515,000	436,462
2.875%, due 05/15/32	5,030,000	4,633,888
2.750%, due 08/15/32	1,267,700	1,153,013
4.125%, due 11/15/32	656,000	669,120
		10,205,563
U.S. Treasury Bill — 0.1%
4.209%, due 02/21/23 (b)	400,000	397,738
Total U.S. Treasury Obligations (Cost $22,984,303)		21,770,673

MUNICIPAL BONDS — 0.0% (c)
State Board of Administration Finance Corp.
2.154%, due 07/01/30	40,000	32,818
Total Municipal Bonds (Cost $31,206)		32,818

AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9%
Federal Home Loan Mortgage Corp. — 3.7%
Freddie Mac Pool
4.500%, due 08/01/52	304,870	294,153
5.000%, due 08/01/52	123,117	123,083
5.000%, due 10/01/52	180,230	179,561
5.000%, due 11/01/52	191,617	190,202
5.000%, due 11/01/52	247,675	247,608
5.500%, due 11/01/52	164,358	166,264

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9% (Continued)
Federal Home Loan Mortgage Corp. — 3.7% (Continued)
Freddie Mac REMICS
Series 2989, 3.725%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (d)	$105,699	$116,992
Series 4249, 1.560%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (d)	531,152	381,785
Series 4355, 4.000%, due 05/15/44	4,483,800	4,277,466
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 6.289%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (d)(e) Callable: 10/25/28	81,654	80,393
Freddie Mac STACR REMIC Trust 2021-HQA1
Series M-2, 6.178%, due 08/25/33 (SOFR 30 Day Average + 2.250%) (d)(e) Callable: 08/25/33	300,000	277,601
Freddie Mac STACR REMIC Trust 2021-HQA4
Series M-2, 6.278%, due 12/26/41 (SOFR 30 Day Average + 2.350%) (d)(e) Callable: 12/25/26	400,000	345,281
Series B-1, 7.678%, due 12/26/41 (SOFR 30 Day Average + 3.750%) (d)(e) Callable: 12/25/26	700,000	599,019

	Par Value	Value
Freddie Mac STACR REMIC Trust 2022-DNA2
Series FLT, 6.328%, due 02/25/42 (SOFR 30 Day Average + 2.400%) (d)(e) Callable: 02/25/27	$200,000	$194,433
Freddie Mac STACR REMIC Trust 2022-DNA3
Series FLT, 5.928%, due 04/25/42 (SOFR 30 Day Average + 2.000%) (d)(e) Callable: 04/25/27	158,809	158,457
Freddie Mac STACR REMIC Trust 2022-DNA4
Series FLT, 6.128%, due 05/27/42 (SOFR 30 Day Average + 2.200%) (d)(e) Callable: 05/25/27	180,994	180,950
Series FLT, 7.278%, due 05/27/42 (SOFR 30 Day Average + 3.350%) (d)(e) Callable: 05/25/27	265,000	267,560
Freddie Mac STACR REMIC Trust 2022-DNA6
Series FLT, 6.078%, due 09/25/42 (SOFR 30 Day Average + 2.150%) (d)(e) Callable: 09/25/27	176,900	176,899
Freddie Mac STACR REMIC Trust 2022-DNA7
Series 2022-HQA1, 7.428%, due 03/25/42 (SOFR 30 Day Average + 3.500%) (d)(e) Callable: 03/25/27	85,000	84,285

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9% (Continued)
Federal Home Loan Mortgage Corp. — 3.7% (Continued)
Series FLT, 6.428%, due 09/25/42 (SOFR 30 Day Average + 2.500%) (d)(e) Callable: 09/25/27	$140,381	$141,226
Freddie Mac STACR REMIC Trust 2022-HQA3
Series FLT, 7.478%, due 08/25/42 (SOFR 30 Day Average + 3.550%) (d)(e) Callable: 08/25/27	125,000	123,908
		8,607,126
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.6%
FHLMC REMIC SERIES K-1515
Series K-1515, 1.511%, due 02/25/35 (f) Callable: 11/25/34	796,296	89,104
Freddie Mac Multiclass Certificates Series 2021-P011
Series X1, 1.848%, due 09/25/45 (f)	547,950	69,457
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29 (f) Callable: 09/25/29	956,000	67,465
Series K-109, 1.583%, due 04/25/30 (f) Callable: 01/25/30	666,515	57,110
Series K-117, 1.238%, due 08/25/30 (f) Callable: 07/25/30	1,288,018	89,708
Series K-G04, 0.851%, due 11/25/30 (f) Callable: 08/25/30	1,896,813	95,398

	Par Value	Value
Series K-122, 0.882%, due 11/25/30 (f) Callable: 08/25/30	$1,853,807	$96,061
Series K-1518, 0.868%, due 10/25/35 (f) Callable: 07/25/35	1,482,850	107,649
Series K-1521, 0.980%, due 08/25/36 (f) Callable: 06/25/36	817,438	67,078
Freddie Mac REMICS
Series 2980, 2.382%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (d)	224,290	15,269
Series 3311, 2.092%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (d)	1,188,745	108,310
Series 3359, 1.402%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (d)	567,168	38,185
Series 4077, 1.682%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (d)	321,160	26,819
Series 3966, 1.582%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (d)	551,504	45,799
Series 4089, 1.682%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (d)	470,650	40,512
Series 4994, 1.211%, due 02/25/49 (5.600% - 1 Month U.S. LIBOR) (d)	5,343,468	349,914
		1,363,838

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9% (Continued)
Federal National Mortgage Association — 2.5%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 6.689%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (d)(e) Callable: 08/25/25	$6,696	$6,698
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 6.489%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (d)(e) Callable: 09/25/26	927	925
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 6.389%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (d)(e) Callable: 01/25/27	201,313	198,130
Connecticut Avenue Securities Trust 2022-R01
Series FLT, 4.928%, due 12/26/41 (SOFR 30 Day Average + 1.000%) (d)(e) Callable: 12/25/26	61,758	60,931
Connecticut Avenue Securities Trust 2022-R03
Series FLT, 6.028%, due 03/25/42 (SOFR 30 Day Average + 2.100%) (d)(e) Callable: 03/25/27	24,045	23,895
Connecticut Avenue Securities Trust 2022-R04
Series FLT, 5.928%, due 03/25/42 (SOFR 30 Day Average + 2.000%) (d)(e) Callable: 03/25/27	52,076	51,841

	Par Value	Value
Connecticut Avenue Securities Trust 2022-R05
Series FLT, 6.928%, due 04/25/42 (SOFR 30 Day Average + 3.000%) (d)(e) Callable: 04/25/27	$240,000	$232,215
Connecticut Avenue Securities Trust 2022-R06
6.678%, due 05/25/42 (SOFR 30 Day Average + 2.750%) (d)(e) Callable: 05/25/27	86,191	87,251
Connecticut Avenue Securities Trust 2022-R08
Series FLT, 7.528%, due 07/25/42 (SOFR 30 Day Average + 3.600%) (d)(e) Callable: 07/25/27	300,000	301,150
Connecticut Avenue Securities Trust 2022-R09
Series FLT, 6.444%, due 09/25/42 (SOFR 30 Day Average + 2.500%) (d)(e) Callable: 09/25/27	166,485	166,116
Fannie Mae Connecticut Avenue Securities
Series 1M2, 8.389%, due 05/27/25 (1 Month U.S. LIBOR + 4.000%) (d) Callable: 11/25/24	119,560	122,936
Fannie Mae Pool
4.500%, due 09/01/52	473,926	461,117
5.500%, due 10/01/52	132,437	134,345
5.000%, due 11/01/52	179,073	178,409
5.500%, due 11/01/52	534,207	537,561
5.500%, due 12/01/52	334,067	337,940

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9% (Continued)
Federal National Mortgage Association — 2.5% (Continued)
FNCL 2 1/21
2.000%, due 01/15/51	$99,000	$80,806
FNMA TBA 30YR TBA 4.50% JAN
4.500%, due 01/15/41	98,000	94,570
FNMA TBA 30YR TBA 5% JAN
5.000%, due 01/15/41	2,714,000	2,676,258
		5,753,094
Federal National Mortgage Association Interest-Only Strips — 1.0%
Fannie Mae Interest Strip
3.500%, due 04/01/44	2,334,690	385,629
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31	1,826,218	40,058
Series 2014-63, 3.500%, due 06/25/33	766,644	19,191
Series 2007-50, 2.061%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (d)	1,875,914	169,005
Series 2009-52, 5.000%, due 07/25/39	80,241	12,989
Series 2009-78, 2.351%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (d)	2,731,762	310,240
Series 2009-86, 5.500%, due 10/25/39	69,865	12,907

	Par Value	Value
Series 2011-124, 2.111%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (d)	$378,812	$45,103
Series 2012-20, 2.061%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (d)	386,839	40,471
Series 2012-76, 1.611%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (d)	183,477	19,027
Series 2014-28, 1.661%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (d)	858,401	76,355
Series 2017-53, 4.000%, due 07/25/47	152,860	24,244
Series 2008-22, 1.771%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (d)	1,469,511	132,363
Series PS, 1.661%, due 07/25/49 (6.050% - 1 Month U.S. LIBOR) (d)	4,724,428	502,986
Series QS, 1.561%, due 01/25/50 (5.950% - 1 Month U.S. LIBOR) (d)	4,768,252	586,615
		2,377,183
Government National Mortgage Association Interest-Only Strips — 0.1%
Government National Mortgage Association
Series 2010-133, 1.744%, due 10/16/40 (6.070% - 1 Month U.S. LIBOR) (d) Callable: Currently	2,179,829	112,579

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.9% (Continued)
Government National Mortgage Association Interest-Only Strips — 0.1% (Continued)
Series 2014-102, 1.297%, due 02/20/44 (5.650% - 1 Month U.S. LIBOR) (d) Callable: Currently	$1,725,806	$98,777
Series 2018-083, 5.000%, due 01/20/48 Callable: Currently	836,333	122,811
		334,167
Total Agency Mortgage-Backed Obligations (Cost $20,961,213)		18,435,408

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2%
280 Park Avenue 2017-280P Mortgage Trust
Series 2017-280P, 7.064%, due 09/15/34 (1 Month U.S. LIBOR + 2.827%) (d)(e) Callable: 01/15/23	168,000	148,331
ACE Securities Corp Mortgage Loan Trust Series 2007-D1
Series 2007-D1, 6.930%, due 02/25/38 (e) Callable: 03/25/30	339,683	281,947
Alternative Loan Trust 2006-HY11
Series A-1, 4.629%, due 06/25/36 (1 Month U.S. LIBOR + 0.240%) (d) Callable: 01/25/23	247,609	219,661

	Par Value	Value
Alternative Loan Trust 2006-OA6
Series FLT, 4.809%, due 07/25/46 (1 Month U.S. LIBOR + 0.420%) (d) Callable: 01/25/23	$1,153,922	$937,500
Alternative Loan Trust 2007-16CB
Series 2007-16CB, 6.250%, due 08/25/37 Callable: 01/25/23	492,642	273,476
Alternative Loan Trust 2007-OA4
Series 2007-OA4, 4.729%, due 05/25/47 (1 Month U.S. LIBOR + 0.340%) (d) Callable: 01/25/23	265,517	233,063
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49 (e)(f) Callable: 01/25/23	1,300,000	1,232,839
Arroyo Mortgage Trust 2019-1
Series 2019-1, 3.805%, due 01/25/49 (e)(f) Callable: 01/25/23	54,085	50,417
Arroyo Mortgage Trust 2019-2
Series 2019-2, 3.800%, due 04/25/49 (e)(f) Callable: 01/25/23	107,159	95,432
Bayview MSR Opportunity Master Fund Trust 2021-INV2
Series A-F, 4.371%, due 12/25/51 (SOFR 30 Day Average + 0.850%) (d)(e) Callable: 01/25/46	460,742	416,402

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2% (Continued)
BBCMS 2019-BWAY Mortgage Trust
Series 2019-BWAY, 7.168%, due 11/15/34 (1 Month U.S. LIBOR + 2.850%) (d)(e)	$100,000	$76,184
BCRR 2016-FRR3 Trust
Series TRUST, 5.589%, due 05/27/26 (18.348% - 1 Month U.S. LIBOR) (d)(e)	797,720	701,932
Bear Stearns ARM Trust 2004-10
Series 2004-10, 3.973%, due 01/25/35 (f) Callable: 01/25/23	174,346	158,778
Benchmark 2018-B2 Mortgage Trust
Series 2018-B2, 4.227%, due 02/17/51 (f) Callable: 02/15/28	150,000	124,229
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.290%, due 09/17/48 (e)(f) Callable: 04/15/30	1,000,000	785,171
BF 2019-NYT Mortgage Trust
Series 2019-NYT, 6.818%, due 12/17/35 (1 Month U.S. LIBOR + 2.500%) (d)(e)	325,000	267,728
BOCA Commercial Mortgage Trust 2022-BOCA
Series 2022-BOCA, 6.655%, due 05/15/35 (1 Month SOFR Rate + 2.319%) (d)(e)	100,000	96,503

	Par Value	Value
BPR Trust 2021-TY
Series 2021-TY, 6.668%, due 09/15/38 (1 Month U.S. LIBOR + 2.350%) (d)(e)	$167,000	$149,523
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 5.370%, due 10/15/36 (1 Month SOFR Rate + 1.034%) (d)(e)	380,093	374,877
BX Commercial Mortgage Trust 2021-CIP
Series 2021-CIP, 5.239%, due 12/15/38 (1 Month U.S. LIBOR + 0.921%) (d)(e)	110,000	106,155
BX Commercial Mortgage Trust 2021-SOAR
Series TR, 6.668%, due 06/15/38 (1 Month U.S. LIBOR + 2.350%) (d)(e)	992,482	912,706
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT, 5.018%, due 09/15/36 (1 Month U.S. LIBOR + 0.700%) (d)(e)	115,000	110,724
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-VOLT, 6.718%, due 09/15/36 (1 Month U.S. LIBOR + 2.400%) (d)(e)	167,000	153,478

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2% (Continued)
BX Trust 2018-GW
Series 2018-GW, 7.238%, due 05/15/37 (1 Month U.S. LIBOR + 2.920%) (d)(e)	$83,000	$77,613
BX Trust 2019-CALM
Series 2019-CALM, 6.318%, due 11/15/32 (1 Month U.S. LIBOR + 2.000%) (d)(e)	136,500	129,213
BX TRUST 2021-BXMF
Series 2021-BXMF, 7.668%, due 10/15/38 (1 Month U.S. LIBOR + 3.350%) (d)(e)	162,000	146,254
BX Trust 2022-CLS
Series 2022-CLS, 5.760%, due 10/14/39 (e)	135,000	132,687
BX Trust 2022-GPA
Series 2022-GPA, 6.501%, due 08/15/39 (1 Month SOFR Rate + 2.165%) (d)(e)	180,000	178,876
BX Trust 2022-GPA
Series 2022-GPA, 7.000%, due 08/15/39 (1 Month SOFR Rate + 2.664%) (d)(e)	110,000	109,039

	Par Value	Value
BX Trust 2022-GPA
Series 2022-GPA, 8.397%, due 08/15/39 (1 Month SOFR Rate + 4.061%) (d)(e)	$75,000	$74,073
CAMB COML MTG TR 2019-LIFE
Series 2019-LIFE, 5.388%, due 12/15/37 (1 Month U.S. LIBOR + 1.070%) (d)(e)	100,000	98,502
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 4.029%, due 09/25/37 (f) Callable: 01/25/23	732,483	614,327
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48 (e)(f) Callable: 05/25/28	233,495	212,252
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49 (e)(f) Callable: 07/25/26	17,688	16,194
CIM Trust 2019-J1
Series 2019-J1, 3.943%, due 08/25/49 (e)(f) Callable: 06/25/26	177,222	157,933
Citigroup Commercial Mortgage Trust 2013-GC17
Series D, 5.101%, due 11/13/46 (e)(f) Callable: 11/10/23	100,000	91,170
Citigroup Commercial Mortgage Trust 2015-GC27
Series C, 4.418%, due 02/12/48 (f) Callable: 01/10/25	164,000	150,724

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2% (Continued)
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 3.942%, due 07/12/49 (e)(f) Callable: 07/10/26	$500,000	$397,453
Citigroup Commercial Mortgage Trust 2018-C6
Series D, 5.064%, due 11/10/51 (e)(f) Callable: 11/10/28	380,000	287,746
Citigroup Cmmercial Mortgage Trust 2019-SMRT
Series E, 4.745%, due 01/11/36 (e)(f)	116,000	109,649
Citigroup Mortgage Loan Trust 2015-RP2
Series B-4, 4.250%, due 01/25/53 (e) Callable: 02/25/28	536,493	508,613
Citigroup Mortgage Loan Trust 2019-E
Series 2019-E, 6.228%, due 11/25/70 (e) Callable: 01/25/23	454,667	442,795
COLT 2022-5 Mortgage Loan Trust
Series 2022-5, 4.550%, due 04/25/67 (e)(f) Callable: 04/25/25	92,207	89,545
Credit Suisse Mortgage Capital Certificates 2019-ICE4
Series 2019-ICE4, 5.298%, due 05/15/36 (1 Month U.S. LIBOR + 0.980%) (d)(e)	240,000	237,155
CSAIL 2020-C19 Commercial Mortgage Trust
Series 2020-C19, 2.500%, due 03/17/53 (e) Callable: 03/15/30	400,000	241,671

	Par Value	Value
CSMC 2020-NET
Series 2020-NET, 3.704%, due 08/17/37 (e)(f)	$118,000	$102,502
CSMC Series 2019-NQM1
Series 2019-NQM1, 2.656%, due 10/25/59 (e) Callable: 01/25/23	17,060	16,015
DBUBS 2011-LC2 Mortgage Trust
Series 2011-LC2, 4.000%, due 07/12/44 (1 Month U.S. LIBOR + 3.650%) (d)(e) Callable: 06/10/23	6,896	6,622
Deephaven Residential Mortgage Trust 2022-2
Series 2022-2, 4.300%, due 03/25/67 (SOFR 30 Day Average + 1.700%) (e)(f) Callable: 04/25/25	546,470	519,720
First Republic Mortgage Trust 2020-1
Series B-1, 2.884%, due 04/25/50 (e)(f)	695,166	540,812
Flagstar Mortgage Trust 2018-6RR
Series 2018-6RR, 4.920%, due 10/25/48 (e)(f) Callable: 08/25/28	455,470	409,596
Fontainebleau Miami Beach Trust 2019-FBLU
Series F, 3.963%, due 12/12/36 (e)(f)	120,000	108,609
Fontainebleau Miami Beach Trust 2019-FBLU
Series G, 3.963%, due 12/12/36 (e)(f)	112,000	100,109

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2% (Continued)
FREMF 2018-KF49 Mortgage Trust
Series 2018-KF49, 6.042%, due 06/25/25 (1 Month U.S. LIBOR + 1.900%) (d)(e) Callable: 06/25/25	$34,804	$32,976
FREMF 2019-KF71 Mortgage Trust
Series 2019-KF71, 10.142%, due 10/25/29 (1 Month U.S. LIBOR + 6.000%) (d)(e) Callable: 10/25/29	162,911	149,518
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.000%, due 05/25/29 (e) Callable: 05/25/29	400,000	201,832
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25 (e) Callable: 01/25/23	746,878	711,754
GCAT 2022-NQM4 Trust
Series 2022-NQM4, 5.269%, due 08/25/67 (e) Callable: 08/25/25	97,360	97,897
GS Mortgage Securities Corp Trust 2018-RIVR
Series C, 5.568%, due 07/16/35 (1 Month U.S. LIBOR + 1.250%) (d)(e)	122,000	99,134
GS Mortgage Securities Corp Trust 2018-RIVR
Series F, 6.418%, due 07/16/35 (1 Month U.S. LIBOR + 2.100%) (d)(e)	1,000,000	710,678

	Par Value	Value
GS Mortgage-Backed Securities Corp Trust 2020-PJ6
Series A-4, 2.500%, due 05/25/51 (e)(f) Callable: 08/25/38	$335,920	$263,596
GS Mortgage-Backed Securities Trust 2022-PJ1
Series 2022-PJ1, 2.500%, due 05/25/52 (e)(f) Callable: 12/25/45	280,518	217,467
GSAA Home Equity Trust 2005-6
Series 2005-6, 5.034%, due 06/25/35 (1 Month U.S. LIBOR + 0.645%) (d) Callable: 01/25/23	448,186	432,064
GSAA Home Equity Trust 2006-4
Series 2006-4, 3.219%, due 03/25/36 (f) Callable: 01/25/23	404,131	254,144
GSAA Home Equity Trust 2007-7
Series 2007-7, 4.929%, due 07/25/37 (1 Month U.S. LIBOR + 0.540%) (d) Callable: 01/25/23	142,624	134,610
GSCG Trust 2019-600C
Series 2019-600C, 3.985%, due 09/06/34 (e)(f)	183,000	158,288
Home RE 2021-1 Ltd.
Series LTD, 6.689%, due 07/25/33 (1 Month U.S. LIBOR + 2.300%) (d)(e) Callable: 02/25/25	500,000	475,250

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2% (Continued)
Homeward Opportunities Fund Trust 2020-BPL1
Series A2, 5.438%, due 08/25/25 (e) Callable: Currently	$236,895	$236,295
Hundred Acre Wood Trust 2021-INV1
Series A27, 2.500%, due 07/25/51 (e)(f) Callable: 11/25/44	337,134	260,305
INTOWN 2022-STAY Mortgage Trust
Series 2022-STAY, 7.622%, due 08/17/37 (1 Month SOFR Rate + 3.286%) (d)(e) Callable: 08/15/24	140,000	139,101
JP Morgan Chase Commercial Mortgage Securities Trust 2018-AON
Series D, 4.613%, due 07/08/31 (e)(f)	382,000	322,803
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.364%, due 07/08/33 (e)(f) Callable: 07/05/23	1,400,000	1,215,437
JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series E, 6.478%, due 07/15/36 (1 Month U.S. LIBOR + 2.160%) (d)(e)	125,000	117,010
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37 (e) Callable: 01/16/25	100,000	85,347

	Par Value	Value
JP Morgan Mortgage Trust 2018-8
Series 2018-8, 4.038%, due 01/25/49 (e)(f) Callable: 01/25/23	$455,067	$386,927
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.168%, due 03/25/50 (e)(f) Callable: 02/25/27	187,536	146,654
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.500%, due 03/25/50 (e)(f) Callable: 02/25/27	9,335	8,264
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50 (e)(f) Callable: 08/25/31	205,470	172,022
JP Morgan Mortgage Trust 2022-5
Series 2022-5, 2.800%, due 09/25/52 (e)(f) Callable: 04/25/48	479,978	387,957
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series D, 3.806%, due 02/18/48 (e)(f) Callable: 09/15/26	124,000	103,291
Legacy Mortgage Asset Trust 2020-GS3
Series A2, 4.000%, due 05/25/60 (e) Callable: 01/25/23	900,000	871,278

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2% (Continued)
Life 2022-BMR Mortgage Trust
Series A-1, 5.631%, due 05/17/38 (1 Month SOFR Rate + 1.295%) (d)(e) Callable: 05/15/24	$270,000	$263,258
Life 2022-BMR Mortgage Trust
Series B, 6.130%, due 05/17/38 (1 Month SOFR Rate + 1.794%) (d)(e) Callable: 05/15/24	250,000	242,197
Life 2022-BMR Mortgage Trust
Series D, 6.878%, due 05/17/38 (1 Month SOFR Rate + 2.542%) (d)(e) Callable: 05/15/24	205,000	196,352
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 4.601%, due 03/12/49 (e)(f) Callable: 03/10/26	274,000	248,812
Med Trust 2021-MDLN
Series 2021-MDLN, 9.568%, due 11/15/38 (1 Month U.S. LIBOR + 5.250%) (d)(e)	161,000	147,125
MFA 2020-NQM3 Trust
1.632%, due 01/26/65 (e)(f) Callable: 11/25/23	129,079	112,855

	Par Value	Value
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-MHC, 6.919%, due 04/15/38 (1 Month U.S. LIBOR + 2.601%) (d)(e)	$300,000	$281,256
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34
Series 2017-C34, 4.175%, due 11/18/52 (f) Callable: 10/15/27	170,000	137,936
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 6.868%, due 07/16/35 (1 Month U.S. LIBOR + 2.550%) (d)(e) Callable: 07/15/23	60,000	57,304
Morgan Stanley Capital I Trust 2019-NUGS
Series E, 6.562%, due 12/15/36 (1 Month U.S. LIBOR + 2.244%) (d)(e)	147,000	108,576
Morgan Stanley Capital I Trust 2019-NUGS
Series F, 7.162%, due 12/15/36 (1 Month U.S. LIBOR + 2.844%) (d)(e)	125,000	96,068
Morgan Stanley Capital I Trust 2019-PLND
Series E, 6.468%, due 05/15/36 (1 Month U.S. LIBOR + 2.150%) (d)(e) Callable: 05/15/23	189,000	160,546
MSCG Trust 2018-SELF
Series 2018-SELF, 7.368%, due 10/15/37 (1 Month U.S. LIBOR + 3.050%) (d)(e)	137,081	127,725

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2% (Continued)
NewRez Warehouse Securitization Trust 2021-1
Series 21-1, 9.639%, due 05/25/55 (1 Month U.S. LIBOR + 5.250%) (d)(e) Callable: 05/25/24	$1,000,000	$958,766
One New York Plaza Trust 2020-1NYP
Series C, 6.518%, due 01/15/26 (1 Month U.S. LIBOR + 2.200%) (d)(e)	160,000	149,325
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.871%, due 10/25/49 (e)(f)(g) Callable: 12/25/30	1,162,933	1,039,997
Provident Funding Mortgage Trust 2021-J1
Series FLT, 2.000%, due 10/25/51 (e)(f) Callable: 08/25/47	200,000	116,683
RATE Mortgage Trust 2021-HB1
Series FLT, 2.500%, due 12/25/51 (e)(f) Callable: 01/25/48	474,553	366,703
RCKT Mortgage Trust 2021-1
Series 2021-1, 2.719%, due 03/25/51 (e)(f) Callable: 03/25/42	476,276	326,791
Renaissance Home Equity Loan Trust 2004-4
Series 2004-4, 5.818%, due 02/25/35 Callable: 01/25/23	315,762	259,328

	Par Value	Value
RLGH Trust 2021-TROT
Series 2021-TROT, 6.032%, due 04/15/36 (1 Month U.S. LIBOR + 1.714%) (d)(e)	$175,000	$166,147
Sequoia Mortgage Trust 2021-3
Series B-3, 2.653%, due 05/25/51 (e)(f) Callable: 11/25/44	480,152	300,203
Soho Trust 2021-SOHO
Series 2021-SOHO, 2.697%, due 08/12/38 (e)(f)	168,000	122,361
SREIT Trust 2021-IND
Series 2021-IND, 6.853%, due 10/15/38 (1 Month U.S. LIBOR + 2.535%) (d)(e)	164,000	145,945
TTAN 2021-MHC
Series 2021-MHC, 7.218%, due 03/15/38 (1 Month U.S. LIBOR + 2.900%) (d)(e)	197,366	182,617
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C4, 4.535%, due 10/17/50 (f) Callable: 10/15/27	250,000	209,469
Velocity Commercial Capital Loan Trust 2020-2
5.000%, due 05/25/50 (e)(f) Callable: Currently	500,000	456,198
Verus Securitization Trust 2022-4
Series A-2, 4.740%, due 04/25/67 (e)(f) Callable: 04/25/25	175,702	164,938

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 13.2% (Continued)
Verus Securitization Trust 2022-8
Series 2022-8, 6.127%, due 09/25/67 (e) Callable: 10/25/25	$98,676	$94,280
Verus Securitization Trust 2022-INV1
Series 2022-INV1, 5.041%, due 08/25/67 (e) Callable: 08/25/25	97,011	95,943
WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust
Series 2007-HY3, 2.945%, due 03/25/37 (f) Callable: 01/25/23	372,833	286,205
Wells Fargo Commercial Mortgage Trust 2021-C59
Series E, 2.500%, due 04/17/54 (e) Callable: 04/15/31	400,000	207,800
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 3.497%, due 08/16/47 (e) Callable: 08/15/24	300,000	258,504
Total Non-Agency Mortgage-Backed Obligations (Cost $34,896,331)		30,694,637

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.8%
BANK 2017-BNK8
Series 2017-BNK8, 1.296%, due 11/17/50 (e)(f) Callable: 08/15/27	7,050,000	349,838
BANK 2018-BNK11
Series 2018-BNK11, 0.457%, due 03/17/61 (f) Callable: 01/15/28	11,330,377	229,030

	Par Value	Value
BANK 2019-BNK21
Series 2019-BNK21, 0.845%, due 10/18/52 (f) Callable: 07/15/29	$4,090,872	$169,671
BANK 2020-BNK30
Series 2020-BNK30, 1.317%, due 12/17/53 (f)	1,270,950	88,221
Barclays Commercial Mortgage Trust 2019-C3
Series 2019-C3, 1.310%, due 05/17/52 (f) Callable: 03/15/29	1,417,226	86,079
BBCMS Mortgage Trust 2021-C11
Series 2021-C11, 1.522%, due 09/17/54 (e)(f)	1,255,000	128,371
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/17/51 (e)(f) Callable: 04/15/28	7,000,000	539,447
Benchmark 2019-B10 Mortgage Trust
Series 2019-B10, 0.899%, due 03/17/62 (e)(f) Callable: 01/15/29	2,820,000	133,218
Benchmark 2020-B17 Mortgage Trust
Series 2020-B17, 1.416%, due 03/17/53 (f) Callable: 01/15/30	2,531,735	150,161
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 1.789%, due 07/17/53 (f) Callable: 05/15/30	1,553,551	120,170
Benchmark 2021-B25 Mortgage Trust
Series 2021-B25, 1.102%, due 04/17/54 (f) Callable: 02/15/31	2,225,603	137,418

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.8% (Continued)
CD 2017-CD4 Mortgage Trust
Series 2017-CD4, 1.226%, due 05/12/50 (f) Callable: 05/10/27	$1,391,976	$55,497
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4, 1.607%, due 05/10/58 (f) Callable: 05/10/26	652,484	25,700
Citigroup Commercial Mortgage Trust 2016-C1
Series XA, 1.823%, due 05/10/49 (f) Callable: 06/10/26	739,680	35,459
Citigroup Commercial Mortgage Trust 2017-P8
Series X-A, 0.875%, due 09/16/50 (f) Callable: 07/15/27	972,097	30,367
Citigroup Commercial Mortgage Trust 2019-C7
Series X-A, 0.867%, due 12/16/72 (f) Callable: 10/15/29	6,219,371	270,732
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CCRE12, 1.057%, due 10/15/46 (f) Callable: 10/10/23	2,887,307	15,404
COMM 2015-LC21 Mortgage Trust
Series 2015-LC21, 0.655%, due 07/10/48 (f) Callable: 07/10/25	1,348,688	17,217
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-C6, 1.863%, due 01/15/49 (f) Callable: 02/15/26	605,624	28,352

	Par Value	Value
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-CX10, 0.749%, due 11/17/50 (f) Callable: 09/15/27	$4,744,135	$120,582
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-CX12, 0.566%, due 08/17/51 (f) Callable: 06/15/28	4,452,164	107,152
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 04/25/29 (e) Callable: 02/25/29	5,093,657	17,879
FREMF 2019-KG01 Mortgage Trust
Series 2019-KG01, 0.100%, due 05/25/29 (e) Callable: 02/25/29	570,000	2,517
GS Mortgage Securities Trust 2011-GC3
Series 2011-GC3, 0.000%, due 03/10/44 (e)(f) Callable: 01/10/23	511,224	0
GS Mortgage Securities Trust 2019-GC42
Series X-A, 0.805%, due 09/12/52 (f) Callable: 06/10/29	2,310,953	89,227
GS Mortgage Securities Trust 2020-GC47
Series X-A, 1.129%, due 05/14/53 (f) Callable: 02/12/30	1,463,251	89,342
GS Mortgage Securities Trust 2020-GSA2
Series X-A, 1.726%, due 12/12/53 (e)(f) Callable: Currently	1,203,904	110,441

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS INTEREST-ONLY STRIPS — 1.8% (Continued)
JPMBB Commercial Mortgage Securities Trust 2014-C19
Series X-A, 0.620%, due 04/17/47 (f) Callable: 01/15/25	$13,328,643	$75,321
JPMDB Commercial Mortgage Securities Trust 2016-C2
Series X-A, 1.492%, due 06/17/49 (f) Callable: 03/15/26	906,079	32,913
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 1.697%, due 03/12/49 (e)(f) Callable: 03/10/26	883,012	24,092
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-5, 0.792%, due 03/11/50 (e)(f) Callable: 03/10/27	1,917,020	39,411
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 0.931%, due 11/19/46 (f) Callable: 11/15/28	4,644,055	19,183
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19
Series 2014-C19, 0.954%, due 12/17/47 (f) Callable: 10/15/26	2,088,692	26,588
Morgan Stanley Capital I Trust 2016-UBS12
Series X-A, 0.652%, due 12/17/49 (f) Callable: 09/15/26	2,674,435	54,222

	Par Value	Value
PMTT4
Series 2017-PM1, 0.000%, due 10/26/48 (e)	$161,040,455	$399,718
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, 1.878%, due 10/13/48 (f) Callable: 07/10/26	965,773	42,089
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C9, 0.928%, due 03/17/51 (f) Callable: 01/15/28	2,325,845	89,239
Wells Fargo Commercial Mortgage Trust 2018-C45
Series X-A, 0.790%, due 06/16/51 (f) Callable: 04/15/28	5,064,508	174,766
Total Non-Agency Mortgage-Backed Obligations Interest-Only Strips (Cost $6,297,469)		4,125,034

ASSET-BACKED SECURITIES — 5.7%
Air Canada 2017-1 Class B Pass Through Trust
Series 2017-1, 3.700%, due 07/15/31 (e)	608,466	545,206
AMSR 2021-SFR1 Trust
Series 2021-SFR1, 2.900%, due 06/19/40 (e)	1,200,000	890,554
AMSR 2021-SFR3 Trust
Series 2021-SFR3, 4.896%, due 10/09/26 (e)	550,000	458,560
Applebee’s Funding LLC
Series 2019-1, 4.194%, due 06/05/49 (e) Callable: 03/05/23	148,500	146,249
Series 2019-1, 4.723%, due 06/05/49 (e) Callable: 06/05/24	99,000	90,150

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
ASSET-BACKED SECURITIES — 5.7% (Continued)
AQUA FIN TR 2021-A
Series 2021-A, 1.540%, due 07/17/46 (e) Callable: 07/17/27	$96,150	$87,516
Bojangles Issuer LLC
Series LLC, 3.832%, due 10/20/50 (e) Callable: 10/20/23	99,250	88,652
CARDS II Trust
Series 2021-1, 0.931%, due 04/15/27 (e) Callable: Currently	150,000	141,463
Carmax Auto Owner Trust 2019-3
Series 2019-3, 2.850%, due 01/15/26 Callable: 08/15/23	100,000	97,489
Castlelake Aircraft Structured Trust 2019-1
Series 2091-1, 6.899%, due 04/15/39 (e) Callable: Currently	988,734	494,479
Commonbond Student Loan Trust 2018-BGS
Series C, 4.120%, due 09/25/45 (e) Callable: 07/25/25	8,115	7,266
Countrywide Asset-Backed Certificates
Series 2006-6, 4.729%, due 09/25/36 (1 Month U.S. LIBOR + 0.340%) (d) Callable: 01/25/23	45,449	45,494
DB Master Finance LLC
Series 2019-1, 4.021%, due 05/20/49 (e) Callable: 05/20/23	87,075	80,498
Domino’s Pizza Master Issuer LLC
Series 3.15100, 3.151%, due 04/25/51 (e) Callable: 04/25/28	98,500	79,115

	Par Value	Value
First Franklin Mortgage Loan Trust 2004-FF10
Series M-1, 5.664%, due 07/25/34 (1 Month U.S. LIBOR + 1.275%) (d) Callable: 01/25/23	$163,323	$170,511
FirstKey Homes 2020-SFR2 Trust
Series TR, 1.266%, due 10/19/37 (e)	98,888	87,612
GM Financial Automobile Leasing Trust 2022-3
Series C, 5.130%, due 08/20/26 Callable: 12/20/24	250,000	245,426
Home Partners of America 2019-1 Trust
Series 2019-1, 3.157%, due 09/19/39 (e) Callable: 09/17/24	80,947	70,835
Marlette Funding Trust 2022-3
Series 2022-3, 5.180%, due 11/15/32 (e) Callable: 02/15/27	125,246	124,265
MetroNet Infrastructure Issuer LLC
Series A-2, 6.350%, due 10/20/52 (e) Callable: 10/20/26	150,000	149,590
Mill City Solar Loan 2019-2 Ltd.
Series 2019-2, 3.690%, due 07/20/43 (e) Callable: 08/20/33	77,708	70,832
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 4.959%, due 12/25/35 (1 Month U.S. LIBOR + 0.570%) (d) Callable: 01/25/23	306,255	312,199
Mosaic Solar Loan Trust 2018-1
Series 2018-1, 4.010%, due 06/22/43 (e) Callable: 08/20/29	179,066	164,307

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
ASSET-BACKED SECURITIES — 5.7% (Continued)
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.200%, due 02/22/44 (e) Callable: 06/20/29	$188,775	$173,823
Series 2018-2-GS, 4.740%, due 02/22/44 (e) Callable: 06/20/29	235,368	222,791
MVW Owner Trust 2018-1
Series 2018-1, 3.450%, due 01/21/36 (e) Callable: 06/20/24	23,031	22,082
Navient Private Education Refi Loan Trust 2020-H
Series A, 1.310%, due 01/15/69 (e) Callable: 06/15/27	95,531	84,768
Navient Private Education Refi Loan Trust 2021-F
Series A, 1.110%, due 02/18/70 (e) Callable: 11/15/29	497,622	419,644
Neighborly Issuer LLC
Series A-2, 3.584%, due 04/30/51 (e) Callable: 10/30/26	492,500	393,738
OCCU Auto Receivables Trust 2022-1
Series 2022-1, 5.500%, due 10/15/27 (e) Callable: 04/15/27	135,000	135,431
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/19/37 (e)	2,000,000	1,771,807
Progress Residential 2021-SFR3
Series TR, 4.254%, due 05/19/38 (e)	1,100,000	935,626
Progress Residential Trust
Series TR, 4.003%, due 07/19/38 (e) Callable: 07/17/26	700,000	589,314
Santander Drive Auto Receivables Trust 2022-3
Series C, 4.490%, due 08/15/29 Callable: 05/15/25	200,000	186,683

	Par Value	Value
SBA Tower Trust
Series 2022-1, 6.599%, due 11/15/52 (e) Callable: 01/15/27	$210,000	$209,487
Sofi Professional Loan Program 2018-C Trust
Series R-1, 0.000%, due 01/25/48 (e)(g) Callable: 01/25/26	10,000	136,771
SoFi Professional Loan Program 2021-A Trust
0.000%, due 08/17/43 (e)(g) Callable: 07/15/28	23,000	366,503
SoFi Professional Loan Program 2021-B Trust
Series TR, 0.000%, due 02/15/47 (e)(g) Callable: 02/15/29	10,000	463,698
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC3
Series A3, 4.709%, due 10/25/36 (1 Month U.S. LIBOR + 0.320%) (d) Callable: 01/25/23	497,103	477,117
Sunnova Sol II Issuer LLC
Series A, 2.730%, due 11/01/55 (e) Callable: 10/30/30	474,554	374,560
Sunrun Xanadu Issuer 2019-1 LLC
Series 2019-1, 3.980%, due 06/30/54 (e) Callable: 09/30/32	109,125	100,551
Taco Bell Funding LLC
Series 2016-1, 4.970%, due 05/25/46 (e) Callable: 05/25/23	409,185	393,083
Series 1.94600, 1.946%, due 08/25/51 (e) Callable: 08/25/24	99,000	82,902

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
ASSET-BACKED SECURITIES — 5.7% (Continued)
T-Mobile US Trust 2022-1
Series 2022-1, 4.910%, due 05/22/28 (e) Callable: 11/20/25	$160,000	$159,407
United Airlines 2020-1 Class A Pass Through Trust
Series 2020-1, 5.875%, due 10/15/27	110,654	108,579
VOLT XCII LLC
Series 2021-NPL1, 4.949%, due 02/27/51 (e) Callable: 01/25/23	700,000	528,794
Wendy’s Funding LLC
Series 2019-1, 3.783%, due 06/15/49 (e) Callable: 03/15/24	91,000	83,140
Wingstop Funding LLC
Series 2020-1, 2.841%, due 12/05/50 (e) Callable: 06/05/24	247,500	209,315
Zaxby’s Funding LLC
Series 2021-1, 3.238%, due 07/30/51 (e) Callable: 07/30/25	148,125	119,139
Total Asset-Backed Securities (Cost $16,161,573)		13,397,021

COLLATERALIZED LOAN OBLIGATIONS — 4.8%
ACREC 2021-FL1 Ltd.
Series 2021-FL1, 6.476%, due 10/20/36 (1 Month U.S. LIBOR + 2.150%) (d)(e) Callable: 04/16/23	375,000	345,859

	Par Value	Value
ALM 2020 Ltd.
Series 2020-1, 5.929%, due 10/15/29 (3 Month U.S. LIBOR + 1.850%) (d)(e) Callable: 01/15/23	$500,000	$486,481
Arbor Realty Collateralized Loan Obligation 2020-FL1 Ltd.
Series 2020-FL1, 6.900%, due 02/15/35 (1 Month SOFR Rate + 2.564%) (d)(e) Callable: 01/15/23	170,000	160,838
Arbor Realty Commercial Real Estate Notes 2021-FL4 Ltd.
Series 2021-FL4, 7.218%, due 11/17/36 (1 Month U.S. LIBOR + 2.900%) (d)(e)(g) Callable: 06/15/24	275,000	254,176
Ares XLIX CLO Ltd.
Series 2018-49, 6.275%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (d)(e) Callable: 01/22/23	1,000,000	934,318
BDS 2020-FL5 Ltd.
Series LTD, 6.489%, due 02/18/37 (1 Month SOFR Rate + 2.164%) (d)(e)(g) Callable: 01/16/23	340,000	330,050

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 4.8% (Continued)
BlueMountain CLO XXVIII Ltd.
Series C, 6.079%, due 04/17/34 (3 Month U.S. LIBOR + 2.000%) (d)(e) Callable: 04/15/23	$250,000	$230,943
Canyon Capital CLO 2014-1 Ltd.
Series 2014-1R, 7.165%, due 01/30/31 (3 Month U.S. LIBOR + 2.750%) (d)(e) Callable: 01/30/23	250,000	218,459
Canyon Capital CLO 2021-2 Ltd.
Series D, 7.429%, due 04/17/34 (3 Month U.S. LIBOR + 3.350%) (d)(e) Callable: 04/15/23	500,000	460,044
CIFC Funding 2015-IV Ltd.
Series IVR2, 6.143%, due 04/20/34 (3 Month U.S. LIBOR + 1.900%) (d)(e) Callable: 04/20/23	250,000	232,179
CIFC Funding 2021-IV Ltd.
Series 2021-IV, 6.979%, due 07/15/33 (3 Month U.S. LIBOR + 2.900%) (d)(e) Callable: 01/15/23	500,000	465,896

	Par Value	Value
CLNC 2019-FL1 Ltd.
Series 2019-FL1, 6.339%, due 08/17/35 (1 Month SOFR Rate + 2.014%) (d)(e) Callable: 01/19/23	$100,000	$99,502
Columbia Cent CLO 27 Ltd.
Series 2018-27R, 8.188%, due 01/25/35 (3 Month U.S. LIBOR + 3.830%) (d)(e) Callable: 01/25/24	500,000	452,319
Dryden 40 Senior Loan Fund
Series 2015-40R, 6.706%, due 08/15/31 (3 Month U.S. LIBOR + 2.100%) (d)(e) Callable: 02/15/23	500,000	468,140
Goldentree Loan Management US CLO 2 Ltd.
Series D, 6.893%, due 11/29/30 (3 Month U.S. LIBOR + 2.650%) (d)(e) Callable: 01/20/23	500,000	468,001
Greystone CRE Notes 2019-FL2 Ltd.
Series D, 6.275%, due 09/15/37 (1 Month U.S. LIBOR + 2.400%) (d)(e)(g) Callable: 01/15/23	183,000	175,148
Greystone CRE Notes 2019-FL2 Ltd.
Series C, 6.318%, due 09/15/37 (1 Month U.S. LIBOR + 2.000%) (d)(e)(g) Callable: 01/15/23	200,000	194,842

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 4.8% (Continued)
Hayfin Kingsland VIII Ltd.
Series 2018-8, 5.723%, due 04/21/31 (3 Month U.S. LIBOR + 1.480%) (d)(e) Callable: 01/20/23	$500,000	$479,812
LCM XXIV Ltd.
Series LTD, 6.143%, due 03/20/30 (3 Month U.S. LIBOR + 1.900%) (d)(e) Callable: 01/20/23	250,000	231,873
Madison Park Funding XXI Ltd.
Series FLT, 6.279%, due 10/15/32 (3 Month U.S. LIBOR + 2.200%) (d)(e) Callable: 01/15/23	250,000	236,199
Neuberger Berman Loan Advisers CLO 40 Ltd.
Series C, 5.829%, due 04/18/33 (3 Month U.S. LIBOR + 1.750%) (d)(e) Callable: 01/16/23	250,000	234,394
Octagon Investment Partners 31 Ltd.
Series C-R, 6.293%, due 07/22/30 (3 Month U.S. LIBOR + 2.050%) (d)(e) Callable: 01/20/23	280,000	266,056
Octagon Investment Partners XIV Ltd.
Series LTD, 7.979%, due 07/16/29 (3 Month U.S. LIBOR + 3.900%) (d)(e) Callable: 01/15/23	500,000	448,083

	Par Value	Value
OHA Credit Funding 5 Ltd.
Series E, 10.444%, due 04/18/33 (3 Month U.S. LIBOR + 6.250%) (d)(e) Callable: 01/18/23	$500,000	$454,759
OHA Credit Funding 8 Ltd.
Series 2021-8, 6.094%, due 01/18/34 (3 Month U.S. LIBOR + 1.900%) (d)(e) Callable: 01/18/23	250,000	234,680
OHA Credit Partners XIII Ltd.
Series D-R, 7.478%, due 10/23/34 (3 Month U.S. LIBOR + 3.200%) (d)(e) Callable: 10/21/23	500,000	473,974
OHA Loan Funding 2013-1 Ltd.
Series FLT, 6.395%, due 07/23/31 (3 Month U.S. LIBOR + 2.070%) (d)(e) Callable: 01/23/23	500,000	472,508
Palmer Square Loan Funding 2022-2 Ltd.
Series B, 6.064%, due 10/15/30 (3 Month SOFR Rate + 2.200%) (d)(e) Callable: 07/15/23	800,000	754,874
TCI-Flatiron CLO 2018-1 Ltd.
Series C-R, 6.165%, due 01/29/32 (3 Month U.S. LIBOR + 1.750%) (d)(e) Callable: 01/29/23	250,000	235,108

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 4.8% (Continued)
TCW CLO 2021-1 Ltd.
Series LTD, 6.143%, due 03/20/34 (3 Month U.S. LIBOR + 1.900%) (d)(e) Callable: 04/20/23	$250,000	$231,984
Wind River 2014-3 CLO Ltd.
Series FLT, 7.725%, due 10/22/31 (3 Month U.S. LIBOR + 3.400%) (d)(e) Callable: 01/22/23	500,000	406,481
Total Collateralized Loan Obligations (Cost $11,929,813)		11,137,980

CORPORATE BONDS — 20.5%
Basic Materials — 0.9%
Arconic Corp.
6.125%, due 02/15/28 (e) Callable: 02/15/23	55,000	51,150
ASP Unifrax Holdings, Inc.
5.250%, due 09/30/28 (e) Callable: 09/30/24	50,000	40,063
Cleveland-Cliffs, Inc.
4.625%, due 03/01/29 (a)(e) Callable: 03/01/24	295,000	261,075
4.875%, due 03/01/31 (a)(e) Callable: 03/01/26	180,000	158,400
Coeur Mining, Inc.
5.125%, due 02/15/29 (a)(e) Callable: 02/15/24	25,000	19,531

		Par Value	Value
CVR Partners LP
6.125%, due 06/15/28 (e) Callable: 06/15/24		$30,000	$26,930
Ecolab, Inc.
1.000%, due 01/15/24 Callable: 10/15/23	EUR	150,000	157,283
Freeport-McMoRan, Inc.
4.125%, due 03/01/28 Callable: 03/01/23		$25,000	23,187
4.375%, due 08/01/28 Callable: 08/01/23		50,000	46,688
4.625%, due 08/01/30 Callable: 08/01/25		400,000	373,500
5.450%, due 03/15/43 Callable: 09/15/42		480,000	433,200
Glencore Funding LLC
1.625%, due 04/27/26 (e) Callable: 03/27/26		80,000	70,710
3.375%, due 09/23/51 (e) Callable: 03/23/51		70,000	45,365
Illuminate Buyer LLC
9.000%, due 07/01/28 (e) Callable: 07/01/23		25,000	20,781
Iris Holdings, Inc.
8.750%, due 02/15/26 (e) Callable: 02/15/23		25,000	21,450
LSF11 A5 HoldCo LLC
6.625%, due 10/15/29 (e) Callable: 10/15/24		15,000	12,206
Mativ Holdings, Inc.
6.875%, due 10/01/26 (e) Callable: 01/30/23		25,000	22,031

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Basic Materials — 0.9% (Continued)
Novelis Corp.
3.875%, due 08/15/31 (e) Callable: 08/15/26	$25,000	$20,250
Olin Corp.
5.125%, due 09/15/27 Callable: 01/30/23	25,000	23,656
Sasol Financing USA LLC
5.500%, due 03/18/31 Callable: 03/18/30	200,000	161,750
Tronox, Inc.
4.625%, due 03/15/29 (e) Callable: 03/15/24	20,000	16,625
Westlake Corp.
0.875%, due 08/15/24 Callable: 01/30/23	105,000	97,579
WR Grace Holdings LLC
5.625%, due 08/15/29 (e) Callable: 08/15/24	60,000	48,375
		2,151,785
Communications — 2.4%
AMC Networks, Inc.
4.250%, due 02/15/29 (a) Callable: 02/15/24	5,000	3,100
AT&T, Inc.
0.900%, due 03/25/24 Callable: 01/10/23	73,000	69,252
3.500%, due 09/15/53 Callable: 03/15/53	270,000	183,642
Beasley Mezzanine Holdings LLC
8.625%, due 02/01/26 (e) Callable: 02/01/23	25,000	15,000

	Par Value	Value
CCO Holdings LLC
4.750%, due 03/01/30 (e) Callable: 09/01/24	$230,000	$193,775
4.500%, due 08/15/30 (e) Callable: 02/15/25	125,000	103,125
4.250%, due 02/01/31 (e) Callable: 07/01/25	460,000	368,000
4.750%, due 02/01/32 (e) Callable: 02/01/27	30,000	24,300
4.500%, due 06/01/33 (e) Callable: 06/01/27	100,000	76,750
4.250%, due 01/15/34 (e) Callable: 01/15/28	55,000	40,769
Cengage Learning, Inc.
9.500%, due 06/15/24 (a)(e) Callable: 01/30/23	40,000	38,000
Charter Communications Operating LLC
4.908%, due 07/23/25 Callable: 04/23/25	215,000	210,942
2.800%, due 04/01/31 Callable: 01/01/31	130,000	101,337
5.750%, due 04/01/48 Callable: 10/01/47	180,000	147,924
5.125%, due 07/01/49 Callable: 01/01/49	405,000	306,071
Clear Channel Outdoor Holdings, Inc.
7.500%, due 06/01/29 (e) Callable: 06/01/24	50,000	35,812
Comcast Corp.
3.400%, due 04/01/30 Callable: 01/01/30	125,000	113,535

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Communications — 2.4% (Continued)
2.937%, due 11/01/56 Callable: 05/01/56	$106,000	$66,759
CommScope Technologies LLC
5.000%, due 03/15/27 (e) Callable: 01/10/23	25,000	17,375
CommScope, Inc.
4.750%, due 09/01/29 (e) Callable: 09/01/24	40,000	32,250
CSC Holdings LLC
5.250%, due 06/01/24	25,000	23,250
Directv Financing LLC
5.875%, due 08/15/27 (e) Callable: 08/15/23	55,000	49,019
DISH DBS Corp.
5.750%, due 12/01/28 (e) Callable: 12/01/27	30,000	23,850
5.125%, due 06/01/29	25,000	16,000
Embarq Corp.
7.995%, due 06/01/36	25,000	11,500
Expedia Group, Inc.
5.000%, due 02/15/26 Callable: 11/15/25	110,000	108,507
3.250%, due 02/15/30 Callable: 11/15/29	135,000	114,488
Frontier Communications Holdings LLC
5.875%, due 10/15/27 (e) Callable: 10/15/23	10,000	9,287
5.000%, due 05/01/28 (e) Callable: 05/01/24	25,000	21,719
6.000%, due 01/15/30 (e) Callable: 10/15/24	35,000	27,606

	Par Value	Value
GCI LLC
4.750%, due 10/15/28 (e) Callable: 10/15/23	$25,000	$21,000
Gray Escrow II, Inc.
5.375%, due 11/15/31 (e) Callable: 11/15/26	25,000	18,062
Liberty Broadband Corp.
1.250%, due 09/30/50 (e) Callable: 10/05/23	245,000	237,861
2.750%, due 09/30/50 (e) Callable: 10/05/23	165,000	162,453
Liberty Media Corp.
0.500%, due 12/01/50 (e) Callable: 09/01/24	100,000	99,165
Lumen Technologies, Inc.
5.125%, due 12/15/26 (e) Callable: 01/30/23	15,000	12,975
Match Group Holdings II LLC
4.125%, due 08/01/30 (a)(e) Callable: 05/01/25	200,000	162,500
McGraw-Hill Education, Inc.
5.750%, due 08/01/28 (e) Callable: 08/01/24	30,000	25,425
8.000%, due 08/01/29 (e) Callable: 08/01/24	25,000	20,625
MercadoLibre, Inc.
2.375%, due 01/14/26 Callable: 12/14/25	200,000	178,250
Millennium Escrow Corp.
6.625%, due 08/01/26 (e) Callable: 08/01/23	25,000	16,000
Netflix, Inc.
5.875%, due 11/15/28	15,000	15,075

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Communications — 2.4% (Continued)
News Corp.
3.875%, due 05/15/29 (e) Callable: 05/15/24	$395,000	$337,725
5.125%, due 02/15/32 (e) Callable: 02/15/27	20,000	18,200
Paramount Global
6.250%, due 02/28/57 (3 Month U.S. LIBOR + 3.899%) (d) Callable: 02/28/27	25,000	20,625
6.375%, due 03/30/62 (5 Year CMT Rate + 3.999%) (d) Callable: 03/30/27	145,000	118,175
Radiate Holdco LLC
4.500%, due 09/15/26 (e) Callable: 09/15/23	25,000	18,094
Scripps Escrow II, Inc.
3.875%, due 01/15/29 (e) Callable: 01/15/24	50,000	40,250
Sinclair Television Group, Inc.
4.125%, due 12/01/30 (e) Callable: 12/01/25	25,000	18,437
Sirius XM Radio, Inc.
5.000%, due 08/01/27 (e) Callable: 01/30/23	25,000	23,094
4.125%, due 07/01/30 (e) Callable: 07/01/25	235,000	193,875
Spanish Broadcasting System, Inc.
9.750%, due 03/01/26 (e) Callable: 09/01/23	25,000	14,375

	Par Value	Value
Sprint LLC
7.625%, due 03/01/26 Callable: 11/01/25	$25,000	$26,250
Stagwell Global LLC
5.625%, due 08/15/29 (e) Callable: 08/15/24	25,000	20,375
T-Mobile USA, Inc.
2.250%, due 02/15/26 Callable: 02/15/23	120,000	109,326
2.625%, due 04/15/26 Callable: 04/15/23	45,000	41,175
4.750%, due 02/01/28 Callable: 02/01/23	35,000	33,950
2.625%, due 02/15/29 Callable: 02/15/24	90,000	76,245
3.375%, due 04/15/29 Callable: 04/15/24	95,000	83,703
2.875%, due 02/15/31 Callable: 02/15/26	85,000	70,231
3.500%, due 04/15/31 Callable: 04/15/26	155,000	134,656
Townsquare Media, Inc.
6.875%, due 02/01/26 (e) Callable: 02/01/23	30,000	26,700
Uber Technologies, Inc.
0.000%, due 12/15/25	195,000	163,392
8.000%, due 11/01/26 (e) Callable: 01/30/23	170,000	170,637
4.500%, due 08/15/29 (e) Callable: 08/15/24	30,000	26,063

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Communications — 2.4% (Continued)
Univision Communications, Inc.
6.625%, due 06/01/27 (e) Callable: 06/01/23	$25,000	$24,125
Urban One, Inc.
7.375%, due 02/01/28 (e) Callable: 02/01/24	25,000	21,562
Verizon Communications, Inc.
0.750%, due 03/22/24	54,000	51,017
5.706%, due 05/15/25 (3 Month U.S. LIBOR + 1.100%) (d) Callable: 03/15/25	105,000	105,644
3.875%, due 03/01/52 Callable: 09/01/51	45,000	34,197
Viasat, Inc.
5.625%, due 09/15/25 (e) Callable: 01/10/23	25,000	23,188
Viavi Solutions, Inc.
3.750%, due 10/01/29 (e) Callable: 10/01/24	25,000	20,750
Zayo Group Holdings, Inc.
6.125%, due 03/01/28 (e) Callable: 03/01/23	25,000	14,219
		5,602,590
Consumer, Cyclical — 3.0%
Academy Ltd.
6.000%, due 11/15/27 (e) Callable: 11/15/23	25,000	24,000
Adams Homes, Inc.
7.500%, due 02/15/25 (e) Callable: 01/17/23	25,000	21,250

	Par Value	Value
Affinity Gaming
6.875%, due 12/15/27 (e) Callable: 12/01/23	$25,000	$21,187
Allison Transmission, Inc.
5.875%, due 06/01/29 (e) Callable: 06/01/24	25,000	23,375
American Airlines Group, Inc.
6.500%, due 07/01/25	285,000	300,971
Arko Corp.
5.125%, due 11/15/29 (e) Callable: 11/15/24	15,000	12,112
Asbury Automotive Group, Inc.
4.750%, due 03/01/30 Callable: 03/01/25	25,000	21,312
Bath & Body Works, Inc.
6.750%, due 07/01/36	25,000	22,000
BCPE Empire Holdings, Inc.
7.625%, due 05/01/27 (e) Callable: 05/01/23	35,000	31,325
Burlington Stores, Inc.
2.250%, due 04/15/25 (a)	225,000	258,034
Caesars Entertainment, Inc.
6.250%, due 07/01/25 (e) Callable: 01/10/23	25,000	24,313
4.625%, due 10/15/29 (e) Callable: 10/15/24	30,000	24,412
CCM Merger, Inc.
6.375%, due 05/01/26 (e) Callable: 01/30/23	25,000	23,500
Century Communities, Inc.
3.875%, due 08/15/29 (e) Callable: 02/15/29	25,000	19,656

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Consumer, Cyclical — 3.0% (continued)
Crocs, Inc.
4.125%, due 08/15/31 (e) Callable: 08/15/26	$25,000	$20,344
Dealer Tire LLC
8.000%, due 02/01/28 (e) Callable: 08/01/23	5,000	4,375
Delta Air Lines 2020-1 Class A Pass Through Trust
2.500%, due 12/10/29	77,410	65,473
Delta Air Lines, Inc.
2.900%, due 10/28/24 Callable: 09/28/24	200,000	188,750
7.375%, due 01/15/26 (a) Callable: 12/15/25	35,000	35,787
4.375%, due 04/19/28 Callable: 01/19/28	25,000	22,125
Dick’s Sporting Goods, Inc.
3.150%, due 01/15/32 Callable: 10/15/31	140,000	109,906
Dollar Tree, Inc.
4.000%, due 05/15/25 Callable: 03/15/25	220,000	214,939
Ferrellgas LP
5.375%, due 04/01/26 (e) Callable: 04/01/23	25,000	22,750
Fertitta Entertainment LLC
6.750%, due 01/15/30 (e) Callable: 01/15/25	75,000	60,375
Foot Locker, Inc.
4.000%, due 10/01/29 (e) Callable: 10/01/24	25,000	20,312

		Par Value	Value
Ford Motor Co.
3.250%, due 02/12/32 Callable: 11/12/31		$190,000	$142,690
6.100%, due 08/19/32 Callable: 05/19/32		25,000	23,134
Ford Motor Credit Co. LLC
2.748%, due 06/14/24	GBP	100,000	114,023
4.950%, due 05/28/27 Callable: 04/28/27		$200,000	186,650
4.125%, due 08/17/27 Callable: 06/17/27		300,000	268,744
2.900%, due 02/16/28 Callable: 12/16/27		200,000	166,713
3.625%, due 06/17/31 Callable: 03/17/31		245,000	192,736
Foundation Building Materials, Inc.
6.000%, due 03/01/29 (e) Callable: 03/01/24		25,000	18,719
General Motors Financial Co., Inc.
1.200%, due 10/15/24		180,000	166,513
3.500%, due 11/07/24 Callable: 09/07/24		95,000	91,557
2.400%, due 10/15/28 Callable: 08/15/28		145,000	120,392
Golden Entertainment, Inc.
7.625%, due 04/15/26 (e) Callable: 01/30/23		25,000	24,563
Hilton Domestic Operating Co., Inc.
4.875%, due 01/15/30 Callable: 01/15/25		160,000	144,600
4.000%, due 05/01/31 (e) Callable: 05/01/26		25,000	21,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Consumer, Cyclical — 3.0% (continued)
3.625%, due 02/15/32 (e) Callable: 08/15/26	$100,000	$80,125
Hyatt Hotels Corp.
6.000%, due 04/23/30 Callable: 01/23/30	148,000	143,016
Installed Building Products, Inc.
5.750%, due 02/01/28 (e) Callable: 02/01/23	25,000	22,469
Interface, Inc.
5.500%, due 12/01/28 (e) Callable: 12/01/23	25,000	20,500
LBM Acquisition LLC
6.250%, due 01/15/29 (e) Callable: 01/15/24	25,000	15,500
LCM Investments Holdings II LLC
4.875%, due 05/01/29 (e) Callable: 05/01/24	25,000	20,500
Lions Gate Capital Holdings LLC
5.500%, due 04/15/29 (e) Callable: 04/15/24	60,000	34,500
Lowe’s Cos., Inc.
5.625%, due 04/15/53 Callable: 10/15/52	35,000	33,478
4.450%, due 04/01/62 Callable: 10/01/61	88,000	68,633
M/I Homes, Inc.
3.950%, due 02/15/30 Callable: 08/15/29	25,000	20,156
Macy’s Retail Holdings LLC
6.125%, due 03/15/32 (e) Callable: 03/15/27	25,000	21,000

	Par Value	Value
Marriott International, Inc.
3.125%, due 06/15/26 Callable: 03/15/26	$115,000	$107,264
Marriott Vacations Worldwide Corp.
3.250%, due 12/15/27 (e)	165,000	162,208
McDonald’s Corp.
3.600%, due 07/01/30 Callable: 04/01/30	125,000	114,895
MGM Resorts International
4.750%, due 10/15/28 Callable: 07/15/28	20,000	17,450
Midwest Gaming Borrower LLC
4.875%, due 05/01/29 (e) Callable: 05/01/24	45,000	37,688
Murphy Oil USA, Inc.
5.625%, due 05/01/27 Callable: 01/30/23	25,000	24,156
Penn Entertainment, Inc.
4.125%, due 07/01/29 (e) Callable: 07/01/24	25,000	19,750
Premier Entertainment Sub LLC
5.625%, due 09/01/29 (e) Callable: 09/01/24	80,000	58,900
5.875%, due 09/01/31 (e) Callable: 09/01/26	97,000	68,385
Real Hero Merger Sub 2, Inc.
6.250%, due 02/01/29 (e) Callable: 02/01/24	25,000	17,375
Scientific Games Holdings LP
6.625%, due 03/01/30 (e) Callable: 03/01/25	80,000	67,600
Scientific Games International, Inc.
7.250%, due 11/15/29 (e) Callable: 11/15/24	30,000	28,838

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Consumer, Cyclical — 3.0% (continued)
Shea Homes LP
4.750%, due 04/01/29 Callable: 04/01/24	$25,000	$21,250
Sizzling Platter LLC
8.500%, due 11/28/25 (e) Callable: 01/30/23	15,000	13,800
Sonic Automotive, Inc.
4.625%, due 11/15/29 (e) Callable: 11/15/24	75,000	60,750
Southwest Airlines Co.
1.250%, due 05/01/25	180,000	218,716
SRS Distribution, Inc.
4.625%, due 07/01/28 (e) Callable: 07/01/24	50,000	44,312
6.125%, due 07/01/29 (e) Callable: 07/01/24	25,000	20,188
Staples, Inc.
7.500%, due 04/15/26 (e) Callable: 01/30/23	40,000	34,400
10.750%, due 04/15/27 (e) Callable: 01/30/23	25,000	18,125
Station Casinos LLC
4.500%, due 02/15/28 (e) Callable: 02/15/23	25,000	21,750
STL Holding Co. LLC
7.500%, due 02/15/26 (e) Callable: 02/15/23	25,000	21,625
Suburban Propane Partners LP
5.000%, due 06/01/31 (e) Callable: 06/01/26	45,000	38,588

	Par Value	Value
SWF Escrow Issuer Corp.
6.500%, due 10/01/29 (e) Callable: 10/01/24	$20,000	$11,600
Taylor Morrison Communities, Inc.
5.125%, due 08/01/30 (e) Callable: 02/01/30	25,000	21,688
Tempur Sealy International, Inc.
3.875%, due 10/15/31 (e) Callable: 10/15/26	25,000	19,625
The Gap, Inc.
3.875%, due 10/01/31 (e) Callable: 10/01/26	25,000	17,562
The Goodyear Tire & Rubber Co.
5.250%, due 07/15/31 Callable: 04/15/31	60,000	48,600
The Home Depot, Inc.
3.625%, due 04/15/52 Callable: 10/15/51	115,000	89,758
The Michaels Cos, Inc.
5.250%, due 05/01/28 (e) Callable: 11/01/23	5,000	4,000
The William Carter Co.
5.625%, due 03/15/27 (e) Callable: 01/30/23	25,000	24,313
Travel + Leisure Co.
6.625%, due 07/31/26 (e) Callable: 04/30/26	69,000	67,534
4.500%, due 12/01/29 (e) Callable: 09/01/29	170,000	138,550
United Airlines Holdings, Inc.
4.875%, due 01/15/25	25,000	24,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Consumer, Cyclical — 3.0% (continued)
Victoria’s Secret & Co.
4.625%, due 07/15/29 (e) Callable: 07/15/24	$55,000	$43,175
Warnermedia Holdings, Inc.
3.755%, due 03/15/27 (e) Callable: 02/15/27	120,000	108,221
WMG Acquisition Corp.
3.000%, due 02/15/31 (e) Callable: 02/15/26	340,000	272,000
Wolverine World Wide, Inc.
4.000%, due 08/15/29 (e) Callable: 08/15/24	25,000	18,594
Wyndham Hotels & Resorts, Inc.
4.375%, due 08/15/28 (e) Callable: 08/15/23	130,000	116,675
Wynn Las Vegas LLC
5.250%, due 05/15/27 (e) Callable: 02/15/27	25,000	22,500
Yum! Brands, Inc.
4.750%, due 01/15/30 (e) Callable: 10/15/29	352,000	322,960
3.625%, due 03/15/31 Callable: 12/15/30	420,000	350,700
4.625%, due 01/31/32 Callable: 10/01/26	175,000	154,875
		6,869,437
Consumer, Non-cyclical — 3.4%
AbbVie, Inc.
4.700%, due 05/14/45 Callable: 11/14/44	240,000	215,876
Acadia Healthcare Co., Inc.
5.500%, due 07/01/28 (e) Callable: 07/01/23	25,000	23,812

	Par Value	Value
ACCO Brands Corp.
4.250%, due 03/15/29 (e) Callable: 03/15/24	$25,000	$20,562
AdaptHealth LLC
5.125%, due 03/01/30 (e) Callable: 03/01/25	50,000	43,000
Albertsons Cos., Inc.
3.500%, due 03/15/29 (e) Callable: 09/15/23	20,000	16,775
Allied Universal Holdco LLC
6.625%, due 07/15/26 (e) Callable: 01/30/23	40,000	36,600
9.750%, due 07/15/27 (e) Callable: 01/30/23	5,000	4,381
Alta Equipment Group, Inc.
5.625%, due 04/15/26 (e) Callable: 04/15/23	25,000	22,625
AMN Healthcare, Inc.
4.625%, due 10/01/27 (e) Callable: 01/30/23	25,000	23,017
Anheuser-Busch Cos LLC
4.900%, due 02/01/46 Callable: 08/01/45	125,000	113,547
APi Group DE, Inc.
4.750%, due 10/15/29 (e) Callable: 10/15/24	25,000	21,625
BellRing Brands, Inc.
7.000%, due 03/15/30 (e) Callable: 03/15/27	25,000	24,250
Centene Corp.
4.625%, due 12/15/29 Callable: 12/15/24	65,000	59,150

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
3.375%, due 02/15/30 Callable: 02/15/25	$385,000	$324,362
3.000%, due 10/15/30 Callable: 07/15/30	300,000	246,000
2.500%, due 03/01/31 Callable: 12/01/30	325,000	254,633
2.625%, due 08/01/31 Callable: 05/01/31	15,000	11,738
Community Health Systems, Inc.
6.000%, due 01/15/29 (e) Callable: 01/15/24	35,000	29,137
6.875%, due 04/15/29 (e) Callable: 04/15/24	20,000	10,000
5.250%, due 05/15/30 (e) Callable: 05/15/25	25,000	18,875
Constellation Brands, Inc.
3.150%, due 08/01/29 Callable: 05/01/29	125,000	109,802
2.875%, due 05/01/30 Callable: 02/01/30	5,000	4,257
CoreLogic, Inc.
4.500%, due 05/01/28 (e) Callable: 05/01/24	25,000	19,125
Coty, Inc.
5.000%, due 04/15/26 (e) Callable: 04/15/23	30,000	28,500
CPI CG, Inc.
8.625%, due 03/15/26 (e) Callable: 03/15/23	15,000	14,644

	Par Value	Value
Darling Ingredients, Inc.
6.000%, due 06/15/30 (e) Callable: 06/15/25	$290,000	$284,925
DaVita, Inc.
4.625%, due 06/01/30 (e) Callable: 06/01/25	25,000	20,125
Elevance Health, Inc.
2.375%, due 01/15/25 Callable: 12/15/24	100,000	95,075
4.550%, due 05/15/52 Callable: 11/15/51	40,000	34,941
Encompass Health Corp.
4.750%, due 02/01/30 Callable: 02/01/25	25,000	22,000
Gartner, Inc.
3.750%, due 10/01/30 (e) Callable: 10/01/25	125,000	107,656
Graham Holdings Co.
5.750%, due 06/01/26 (e) Callable: 01/10/23	25,000	24,375
HCA, Inc.
5.375%, due 02/01/25	230,000	230,000
4.125%, due 06/15/29 Callable: 03/15/29	490,000	450,800
3.500%, due 09/01/30 Callable: 03/01/30	786,000	676,942
KeHE Distributors LLC
8.625%, due 10/15/26 (e) Callable: 01/30/23	15,000	14,962
Kraft Heinz Foods Co.
3.000%, due 06/01/26 Callable: 03/01/26	125,000	116,519

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
3.875%, due 05/15/27 Callable: 02/15/27	$200,000	$191,135
4.250%, due 03/01/31 Callable: 12/01/30	265,000	248,680
6.875%, due 01/26/39	260,000	283,098
7.125%, due 08/01/39 (e)	35,000	38,496
4.625%, due 10/01/39 Callable: 04/01/39	220,000	194,613
4.375%, due 06/01/46 Callable: 12/01/45	55,000	44,564
Kronos Acquisition Holdings, Inc.
5.000%, due 12/31/26 (e) Callable: 06/30/23	15,000	13,012
7.000%, due 12/31/27 (e) Callable: 12/31/23	15,000	12,300
Medline Borrower LP
3.875%, due 04/01/29 (e) Callable: 10/01/24	25,000	20,000
5.250%, due 10/01/29 (e) Callable: 10/01/24	55,000	43,588
Metis Merger Sub LLC
6.500%, due 05/15/29 (e) Callable: 05/15/24	45,000	38,475
ModivCare Escrow Issuer, Inc.
5.000%, due 10/01/29 (e) Callable: 10/01/24	15,000	12,525
MPH Acquisition Holdings LLC
5.750%, due 11/01/28 (a)(e) Callable: 11/01/23	25,000	16,781

	Par Value	Value
NESCO Holdings II, Inc.
5.500%, due 04/15/29 (e) Callable: 04/15/24	$15,000	$13,200
Owens & Minor, Inc.
6.625%, due 04/01/30 (e) Callable: 04/01/25	40,000	34,200
PECF USS Intermediate Holding III Corp.
8.000%, due 11/15/29 (e) Callable: 11/15/24	25,000	16,188
Performance Food Group, Inc.
4.250%, due 08/01/29 (e) Callable: 08/01/24	30,000	25,913
Post Holdings, Inc.
5.625%, due 01/15/28 (e) Callable: 01/17/23	325,000	304,688
5.500%, due 12/15/29 (e) Callable: 12/15/24	255,000	230,775
4.625%, due 04/15/30 (e) Callable: 04/15/25	32,000	27,560
4.500%, due 09/15/31 (e) Callable: 09/15/26	145,000	121,075
Primo Water Holdings, Inc.
4.375%, due 04/30/29 (e) Callable: 04/30/24	25,000	21,250
Quanta Services, Inc.
2.350%, due 01/15/32 Callable: 10/15/31	150,000	114,153
Simmons Foods, Inc.
4.625%, due 03/01/29 (e) Callable: 03/01/24	25,000	20,375
Smithfield Foods, Inc.
4.250%, due 02/01/27 (e) Callable: 11/01/26	195,000	179,444

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
3.000%, due 10/15/30 (e) Callable: 07/15/30		$10,000	$7,627
Spectrum Brands, Inc.
5.750%, due 07/15/25 Callable: 01/30/23		25,000	24,688
Stryker Corp.
0.600%, due 12/01/23 Callable: 01/10/23		225,000	216,086
1.150%, due 06/15/25 Callable: 05/15/25		145,000	132,496
Sysco Corp.
5.950%, due 04/01/30 Callable: 01/01/30		100,000	103,674
Teleflex, Inc.
4.250%, due 06/01/28 (e) Callable: 06/01/23		20,000	18,400
Tenet Healthcare Corp.
6.250%, due 02/01/27 (e) Callable: 01/30/23		20,000	19,250
6.125%, due 10/01/28 (e) Callable: 10/01/23		25,000	22,375
6.125%, due 06/15/30 (e) Callable: 06/15/25		45,000	42,525
The ADT Security Corp.
4.125%, due 08/01/29 (e) Callable: 08/01/28		25,000	21,187
Thermo Fisher Scientific, Inc.
0.750%, due 09/12/24 Callable: 06/12/24	EUR	100,000	102,371
1.400%, due 01/23/26 Callable: 11/23/25	EUR	115,000	115,405

		Par Value	Value
0.500%, due 03/01/28 Callable: 12/01/27	EUR	100,000	$91,601
Triton Water Holdings, Inc.
6.250%, due 04/01/29 (e) Callable: 04/01/24		$25,000	20,063
United Natural Foods, Inc.
6.750%, due 10/15/28 (e) Callable: 10/15/23		50,000	47,813
United Rentals North America, Inc.
4.875%, due 01/15/28 Callable: 01/15/23		185,000	175,288
6.000%, due 12/15/29 (e) Callable: 12/15/25		150,000	149,250
4.000%, due 07/15/30 Callable: 07/15/25		110,000	94,050
3.875%, due 02/15/31 Callable: 08/15/25		230,000	192,912
3.750%, due 01/15/32 Callable: 07/15/26		25,000	20,375
UnitedHealth Group, Inc.
0.550%, due 05/15/24 Callable: 01/10/23		90,000	84,835
4.950%, due 05/15/62 Callable: 11/15/61		45,000	42,242
Varex Imaging Corp.
7.875%, due 10/15/27 (e) Callable: 10/15/23		25,000	24,719
WASH Multifamily Acquisition, Inc.
5.750%, due 04/15/26 (e) Callable: 04/15/23		45,000	42,188
Williams Scotsman International, Inc.
4.625%, due 08/15/28 (e) Callable: 08/15/23		25,000	22,563

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Consumer, Non-cyclical — 3.4% (Continued)
Zimmer Biomet Holdings, Inc.
1.450%, due 11/22/24 Callable: 01/30/23	$145,000	$134,916
		8,009,600
Energy — 1.9%
Aethon United BR LP
8.250%, due 02/15/26 (e) Callable: 02/15/23	25,000	24,812
Antero Midstream Partners LP
5.750%, due 03/01/27 (e) Callable: 01/17/23	45,000	42,525
Archrock Partners LP
6.250%, due 04/01/28 (e) Callable: 04/01/23	25,000	22,875
Ascent Resources Utica Holdings LLC
5.875%, due 06/30/29 (e) Callable: 09/01/24	25,000	22,250
BP Capital Markets America, Inc.
2.939%, due 06/04/51 Callable: 12/04/50	170,000	112,067
Callon Petroleum Co.
7.500%, due 06/15/30 (a)(e) Callable: 06/15/25	30,000	27,450
Cheniere Energy Partners LP
4.500%, due 10/01/29 Callable: 10/01/24	75,000	68,250
4.000%, due 03/01/31 Callable: 03/01/26	295,000	250,750
Chesapeake Energy Corp.
5.875%, due 02/01/29 (e) Callable: 02/05/24	50,000	47,125

	Par Value	Value
6.750%, due 04/15/29 (e) Callable: 04/15/24	$25,000	$24,250
Chord Energy Corp.
6.375%, due 06/01/26 (e) Callable: 06/01/23	25,000	24,188
CNX Midstream Partners LP
4.750%, due 04/15/30 (e) Callable: 04/15/25	25,000	20,625
CNX Resources Corp.
6.000%, due 01/15/29 (e) Callable: 01/15/24	35,000	32,287
7.375%, due 01/15/31 (e) Callable: 01/15/26	20,000	19,150
Colgate Energy Partners III LLC
5.875%, due 07/01/29 (e) Callable: 07/01/24	25,000	21,437
Comstock Resources, Inc.
5.875%, due 01/15/30 (e) Callable: 01/15/25	25,000	21,562
Continental Resources, Inc.
5.750%, due 01/15/31 (e) Callable: 07/15/30	307,000	284,742
2.875%, due 04/01/32 (e) Callable: 01/01/32	246,000	182,348
Crescent Energy Finance LLC
7.250%, due 05/01/26 (e) Callable: 05/01/23	25,000	23,750
Crestwood Midstream Partners LP
5.750%, due 04/01/25 Callable: 01/30/23	25,000	24,312
Delek Logistics Partners LP
6.750%, due 05/15/25 Callable: 01/30/23	25,000	24,375

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Energy — 1.9% (Continued)
Devon Energy Corp.
5.250%, due 10/15/27 Callable: 01/10/23	$17,000	$16,749
DT Midstream, Inc.
4.125%, due 06/15/29 (e) Callable: 06/15/24	25,000	21,250
Earthstone Energy Holdings LLC
8.000%, due 04/15/27 (e) Callable: 04/15/24	25,000	23,812
Encino Acquisition Partners Holdings LLC
8.500%, due 05/01/28 (e) Callable: 05/01/24	25,000	22,750
Energy Transfer LP
4.750%, due 01/15/26 Callable: 10/15/25	110,000	107,059
7.125%, Perpetual (5 Year CMT Rate + 5.306%) (d) Callable: 05/15/30	175,000	146,125
Enviva Partners LP
6.500%, due 01/15/26 (e) Callable: 01/30/23	25,000	23,438
EQM Midstream Partners LP
6.000%, due 07/01/25 (e) Callable: 04/01/25	4,000	3,870
4.750%, due 01/15/31 (e) Callable: 07/15/30	65,000	52,894
EQT Corp.
3.125%, due 05/15/26 (e) Callable: 05/15/23	40,000	36,700
3.900%, due 10/01/27 Callable: 07/01/27	67,000	61,807

	Par Value	Value
3.625%, due 05/15/31 (a)(e) Callable: 05/15/30	$550,000	$468,875
Hess Midstream Operations LP
5.125%, due 06/15/28 (e) Callable: 06/15/23	45,000	41,625
4.250%, due 02/15/30 (e) Callable: 02/15/25	85,000	72,569
Hilcorp Energy I LP
6.250%, due 11/01/28 (e) Callable: 11/01/23	35,000	31,500
5.750%, due 02/01/29 (e) Callable: 02/01/24	50,000	44,750
Howard Midstream Energy Partners LLC
6.750%, due 01/15/27 (e) Callable: 01/15/24	25,000	23,938
Kinder Morgan Energy Partners LP
6.950%, due 01/15/38	105,000	110,645
Kinder Morgan, Inc.
5.300%, due 12/01/34 Callable: 06/01/34	55,000	51,405
Murphy Oil Corp.
6.375%, due 07/15/28 Callable: 07/15/24	25,000	24,094
NGL Energy Operating LLC
7.500%, due 02/01/26 (e) Callable: 02/01/23	35,000	31,063
Occidental Petroleum Corp.
3.400%, due 04/15/26 Callable: 01/15/26	47,000	43,945
3.200%, due 08/15/26 Callable: 06/15/26	31,000	28,520

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Energy — 1.9% (Continued)
6.625%, due 09/01/30 Callable: 03/01/30	$355,000	$366,981
6.125%, due 01/01/31 Callable: 07/01/30	180,000	181,350
7.500%, due 05/01/31	70,000	74,900
6.450%, due 09/15/36	25,000	25,500
Ovintiv, Inc.
6.500%, due 08/15/34	190,000	190,462
6.500%, due 02/01/38	115,000	114,445
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27 Callable: 09/15/26	105,000	103,031
Southwestern Energy Co.
5.950%, due 01/23/25 Callable: 10/23/24	3,000	2,947
5.375%, due 02/01/29 (a) Callable: 02/01/24	60,000	55,500
4.750%, due 02/01/32 Callable: 02/01/27	30,000	25,388
SunCoke Energy, Inc.
4.875%, due 06/30/29 (e) Callable: 06/30/24	65,000	55,331
Sunoco LP
6.000%, due 04/15/27 Callable: 01/30/23	35,000	34,388
4.500%, due 05/15/29 Callable: 05/15/24	40,000	34,900
Tallgrass Energy Partners LP
5.500%, due 01/15/28 (e) Callable: 01/30/23	25,000	22,156

	Par Value	Value
The Williams Cos., Inc.
3.500%, due 11/15/30 Callable: 08/15/30	$30,000	$26,212
Transcontinental Gas Pipe Line Co. LLC
3.250%, due 05/15/30 Callable: 02/15/30	30,000	26,075
USA Compression Partners LP
6.875%, due 09/01/27 Callable: 01/30/23	25,000	23,375
Western Midstream Operating LP
4.050%, due 02/01/30 Callable: 11/01/29	210,000	183,488
5.450%, due 04/01/44 Callable: 10/01/43	25,000	20,750
		4,377,692
Financial — 5.0%
Air Lease Corp.
1.875%, due 08/15/26 Callable: 07/15/26	115,000	100,123
Alexandria Real Estate Equities, Inc.
3.000%, due 05/18/51 Callable: 11/18/50	170,000	107,351
Alliant Holdings Intermediate LLC
6.750%, due 10/15/27 (e) Callable: 01/30/23	30,000	26,962
Ally Financial, Inc.
5.750%, due 11/20/25 Callable: 10/21/25	25,000	24,176
American Express Co.
3.950%, due 08/01/25 Callable: 07/01/25	146,000	143,103
5.850%, due 11/05/27 Callable: 10/05/27	110,000	114,469

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Financial — 5.0% (Continued)
American Tower Corp.
1.950%, due 05/22/26 Callable: 02/22/26	EUR	100,000	$98,888
0.500%, due 01/15/28 Callable: 10/15/27	EUR	100,000	87,627
AmWINS Group, Inc.
4.875%, due 06/30/29 (e) Callable: 06/30/24		$40,000	34,250
Aretec Escrow Issuer, Inc.
7.500%, due 04/01/29 (e) Callable: 04/01/24		25,000	20,594
Athene Global Funding
3.419%, due 08/19/24 (SOFR Index + 0.560%) (d)(e)		245,000	239,174
Bank of America Corp.
0.981%, due 09/25/25 (SOFR Rate + 0.910%) (d) Callable: 09/25/24		140,000	128,490
1.530%, due 12/06/25 (SOFR Rate + 0.650%) (d) Callable: 12/06/24		252,000	232,653
3.384%, due 04/02/26 (SOFR Rate + 1.330%) (d) Callable: 04/02/25		1,130,000	1,077,716
4.571%, due 04/27/33 (SOFR Rate + 1.830%) (d) Callable: 04/27/32		7,000	6,393

		Par Value	Value
5.015%, due 07/22/33 (SOFR Rate + 2.160%) (d) Callable: 07/22/32		$26,000	$24,724
2.482%, due 09/21/36 (5 Year CMT Rate + 1.200%) (d) Callable: 09/21/31		235,000	172,608
3.846%, due 03/08/37 (5 Year CMT Rate + 2.000%) (d) Callable: 03/08/32		12,000	9,917
Berkshire Hathaway Finance Corp.
2.375%, due 06/19/39 Callable: 03/19/39	GBP	120,000	102,301
Berkshire Hathaway, Inc.
0.000%, due 03/12/25 Callable: 02/12/25	EUR	200,000	198,364
BroadStreet Partners, Inc.
5.875%, due 04/15/29 (e) Callable: 04/15/24		$25,000	21,375
Burford Capital Global Finance LLC
6.875%, due 04/15/30 (e) Callable: 04/15/25		25,000	22,250
Capital One Financial Corp.
4.166%, due 05/09/25 (SOFR Rate + 1.370%) (d) Callable: 05/09/24		203,000	197,522
Chubb INA Holdings, Inc.
0.300%, due 12/15/24 Callable: 11/15/24	EUR	160,000	159,584

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Financial — 5.0% (Continued)
Citigroup, Inc.
3.057%, due 01/25/33 (SOFR Rate + 1.351%) (d) Callable: 01/25/32	$200,000	$161,077
Corebridge Financial, Inc.
6.875%, due 12/15/52 (5 Year CMT Rate + 3.846%) (d)(e) Callable: 09/15/27	251,000	232,600
Crown Castle, Inc.
1.350%, due 07/15/25 Callable: 06/15/25	36,000	32,716
3.650%, due 09/01/27 Callable: 06/01/27	120,000	111,552
2.250%, due 01/15/31 Callable: 10/15/30	40,000	31,909
Cushman & Wakefield US Borrower LLC
6.750%, due 05/15/28 (e) Callable: 05/15/23	25,000	23,844
Discover Financial Services
4.100%, due 02/09/27 Callable: 11/09/26	165,000	155,699
Freedom Mortgage Corp.
8.250%, due 04/15/25 (e) Callable: 01/30/23	15,000	13,500
6.625%, due 01/15/27 (e) Callable: 01/15/24	10,000	7,900
GTCR AP Finance, Inc.
8.000%, due 05/15/27 (e) Callable: 01/30/23	50,000	47,875

	Par Value	Value
Host Hotels & Resorts LP
3.375%, due 12/15/29 Callable: 09/15/29	$65,000	$54,425
3.500%, due 09/15/30 Callable: 06/15/30	65,000	53,588
Icahn Enterprises LP
5.250%, due 05/15/27 Callable: 11/15/26	30,000	27,487
Invitation Homes Operating Partnership LP
2.700%, due 01/15/34 Callable: 10/15/33	150,000	109,293
Iron Mountain, Inc.
4.500%, due 02/15/31 (e) Callable: 02/15/26	25,000	20,625
JPMorgan Chase & Co.
0.653%, due 09/16/24 (3 Month SOFR Rate + 0.600%) (d) Callable: 09/16/23	215,000	206,589
0.563%, due 02/16/25 (SOFR Rate + 0.420%) (d) Callable: 02/16/24	230,000	216,802
2.083%, due 04/22/26 (SOFR Rate + 1.850%) (d) Callable: 04/22/25	791,000	733,558
4.851%, due 07/25/28 (SOFR Rate + 1.990%) (d) Callable: 07/25/27	50,000	48,805
2.963%, due 01/25/33 (SOFR Rate + 1.260%) (d) Callable: 01/25/32	270,000	219,930

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Financial — 5.0% (Continued)
5.717%, due 09/14/33 (SOFR Rate + 2.580%) (d) Callable: 09/14/32	$133,000	$130,744
Ladder Capital Finance Holdings LLLP
4.750%, due 06/15/29 (e) Callable: 06/15/24	25,000	20,156
LPL Holdings, Inc.
4.000%, due 03/15/29 (e) Callable: 03/15/24	25,000	21,750
Midcap Financial Issuer Trust
6.500%, due 05/01/28 (e) Callable: 05/01/24	15,000	12,862
Morgan Stanley
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (d) Callable: 04/28/25	611,000	567,508
4.679%, due 07/17/26 (SOFR Rate + 1.669%) (d) Callable: 07/17/25	883,000	868,798
2.484%, due 09/16/36 (SOFR Rate + 1.360%) (d) Callable: 09/16/31	275,000	199,940
MPT Operating Partnership LP
3.500%, due 03/15/31 Callable: 03/15/26	25,000	17,031
Nationstar Mortgage Holdings, Inc.
5.125%, due 12/15/30 (e) Callable: 12/15/25	25,000	19,125
5.750%, due 11/15/31 (e) Callable: 11/15/26	65,000	50,050

	Par Value	Value
Navient Corp.
5.000%, due 03/15/27 Callable: 09/15/26	$20,000	$17,475
4.875%, due 03/15/28 Callable: 06/15/27	25,000	20,437
OneMain Finance Corp.
6.625%, due 01/15/28 Callable: 07/15/27	65,000	59,800
Park Intermediate Holdings LLC
5.875%, due 10/01/28 (e) Callable: 10/01/23	25,000	22,594
4.875%, due 05/15/29 (e) Callable: 05/15/24	35,000	29,575
PennyMac Financial Services, Inc.
4.250%, due 02/15/29 (e) Callable: 02/15/24	55,000	42,625
PRA Group, Inc.
5.000%, due 10/01/29 (e) Callable: 10/01/24	25,000	20,500
Prudential Financial, Inc.
5.625%, due 06/15/43 (3 Month U.S. LIBOR + 3.920%) (d) Callable: 06/15/23	90,000	87,969
3.905%, due 12/07/47 Callable: 06/07/47	135,000	107,674
Realogy Group LLC
5.750%, due 01/15/29 (e) Callable: 01/15/24	25,000	18,875
5.250%, due 04/15/30 (e) Callable: 04/15/25	30,000	21,862
RLJ Lodging Trust LP
4.000%, due 09/15/29 (e) Callable: 09/15/24	25,000	20,312

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Financial — 5.0% (Continued)
Santander Holdings USA, Inc.
2.490%, due 01/06/28 (SOFR Rate + 1.249%) (d) Callable: 01/06/27		$130,000	$111,464
SBA Communications Corp.
3.875%, due 02/15/27 Callable: 02/15/23		430,000	390,225
3.125%, due 02/01/29 Callable: 02/01/24		220,000	182,928
Starwood Property Trust, Inc.
4.375%, due 01/15/27 (e) Callable: 07/15/26		75,000	65,813
Synchrony Financial
2.875%, due 10/28/31 Callable: 07/28/31		235,000	177,159
The Goldman Sachs Group, Inc.
1.375%, due 05/15/24 Callable: 05/15/23	EUR	150,000	156,630
4.039%, due 09/10/27 (SOFR Rate + 0.820%) (d) Callable: 09/10/26		$225,000	212,491
0.250%, due 01/26/28 Callable: 10/26/27	EUR	15,000	13,121
2.000%, due 11/01/28	EUR	63,000	59,710
The Western Union Co.
2.750%, due 03/15/31 Callable: 12/15/30		$190,000	144,749
United Wholesale Mortgage LLC
5.750%, due 06/15/27 (e) Callable: 06/15/24		25,000	21,500

		Par Value	Value
Uniti Group LP
6.000%, due 01/15/30 (a)(e) Callable: 01/15/25		$25,000	$15,813
US Bancorp
0.850%, due 06/07/24	EUR	445,000	459,938
3.700%, Perpetual (5 Year CMT Rate + 2.541%) (d) Callable: 01/15/27		$195,000	159,413
USB Capital IX
5.099%, due 04/15/42 (3 Month U.S. LIBOR + 1.020%) (d) Callable: 01/30/23		18,000	14,130
VICI Properties LP
4.625%, due 12/01/29 (e) Callable: 12/01/24		70,000	63,613
4.125%, due 08/15/30 (e) Callable: 02/15/25		165,000	143,550
5.125%, due 05/15/32 Callable: 02/15/32		175,000	161,875
Wells Fargo & Co.
4.540%, due 08/15/26 (SOFR Rate + 1.560%) (d) Callable: 08/15/25		519,000	508,097
4.808%, due 07/25/28 (SOFR Rate + 1.980%) (d) Callable: 07/25/27		45,000	43,964
4.650%, due 11/04/44		125,000	105,767
Welltower, Inc.
2.050%, due 01/15/29 Callable: 11/15/28		130,000	105,205

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Financial — 5.0% (Continued)
Willis North America, Inc.
4.500%, due 09/15/28 Callable: 06/15/28	$115,000	$107,890
XHR LP
4.875%, due 06/01/29 (e) Callable: 06/01/24	25,000	20,688
		11,683,783
Industrial — 1.5%
AECOM
5.125%, due 03/15/27 Callable: 12/15/26	320,000	308,800
Ball Corp.
4.875%, due 03/15/26 Callable: 12/15/25	240,000	231,300
6.875%, due 03/15/28 Callable: 11/15/24	250,000	256,875
2.875%, due 08/15/30 (a) Callable: 05/15/30	215,000	171,194
Berry Global, Inc.
5.625%, due 07/15/27 (e) Callable: 01/30/23	180,000	174,375
Brundage-Bone Concrete Pumping Holdings, Inc.
6.000%, due 02/01/26 (e) Callable: 02/01/23	25,000	22,719
Builders FirstSource, Inc.
5.000%, due 03/01/30 (e) Callable: 03/01/25	25,000	22,062
6.375%, due 06/15/32 (e) Callable: 06/15/27	25,000	23,375
Cargo Aircraft Management, Inc.
4.750%, due 02/01/28 (e) Callable: 02/01/23	25,000	22,500

	Par Value	Value
Chart Industries, Inc.
7.500%, due 01/01/30 (e) Callable: 01/01/26	$25,000	$25,062
Clydesdale Acquisition Holdings, Inc.
6.625%, due 04/15/29 (e) Callable: 04/15/25	40,000	38,100
CSX Corp.
3.800%, due 11/01/46 Callable: 05/01/46	145,000	114,089
Energizer Holdings, Inc.
4.750%, due 06/15/28 (e) Callable: 06/15/23	50,000	43,125
Fortress Transportation and Infrastructure Investors LLC
5.500%, due 05/01/28 (e) Callable: 05/01/24	25,000	21,250
Global Infrastructure Solutions, Inc.
5.625%, due 06/01/29 (e) Callable: 06/01/24	25,000	19,437
GrafTech Finance, Inc.
4.625%, due 12/15/28 (e) Callable: 12/15/23	25,000	20,000
Graham Packaging Co., Inc.
7.125%, due 08/15/28 (e) Callable: 08/15/23	25,000	20,812
Granite US Holdings Corp.
11.000%, due 10/01/27 (e) Callable: 01/30/23	25,000	26,312
Griffon Corp.
5.750%, due 03/01/28 Callable: 03/01/23	30,000	27,450
Howmet Aerospace, Inc.
5.900%, due 02/01/27	25,000	25,000

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Industrial — 1.5% (Continued)
Imola Merger Corp.
4.750%, due 05/15/29 (e) Callable: 05/15/24	$25,000	$21,687
Koppers, Inc.
6.000%, due 02/15/25 (e) Callable: 01/30/23	25,000	23,937
Madison IAQ LLC
4.125%, due 06/30/28 (e) Callable: 06/30/24	40,000	33,400
New Enterprise Stone & Lime Co., Inc.
9.750%, due 07/15/28 (e) Callable: 07/15/23	25,000	23,094
Owens Corning
4.400%, due 01/30/48 Callable: 07/30/47	145,000	112,724
Packaging Corp. of America
3.000%, due 12/15/29 Callable: 09/15/29	135,000	115,618
Parker-Hannifin Corp.
4.250%, due 09/15/27 Callable: 08/15/27	60,000	58,217
Penske Truck Leasing Co. LP
4.200%, due 04/01/27 (e) Callable: 01/01/27	120,000	112,504
PGT Innovations, Inc.
4.375%, due 10/01/29 (e) Callable: 10/01/24	25,000	20,875
Raytheon Technologies Corp.
3.030%, due 03/15/52 Callable: 09/15/51	165,000	112,532
Roller Bearing Co. of America, Inc.
4.375%, due 10/15/29 (e) Callable: 10/15/24	25,000	22,000

	Par Value	Value
Sealed Air Corp.
4.000%, due 12/01/27 (e) Callable: 09/01/27	$25,000	$22,656
5.000%, due 04/15/29 (e) Callable: 04/15/25	100,000	93,375
Sensata Technologies, Inc.
3.750%, due 02/15/31 (e) Callable: 02/15/26	25,000	20,563
Standard Industries, Inc.
3.375%, due 01/15/31 (e) Callable: 07/15/25	25,000	18,844
Stevens Holding Co., Inc.
6.125%, due 10/01/26 (e) Callable: 10/01/23	25,000	25,188
The Boeing Co.
5.040%, due 05/01/27 Callable: 03/01/27	265,000	262,109
2.950%, due 02/01/30 Callable: 11/01/29	130,000	110,281
5.150%, due 05/01/30 Callable: 02/01/30	570,000	556,099
TransDigm, Inc.
5.500%, due 11/15/27 Callable: 01/30/23	50,000	46,500
Weekley Homes LLC
4.875%, due 09/15/28 (e) Callable: 09/15/23	25,000	21,000
WRKCo, Inc.
3.750%, due 03/15/25 Callable: 01/15/25	110,000	105,848
		3,552,888

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Technology — 1.0%
Apple, Inc.
0.875%, due 05/24/25 Callable: 02/24/25	EUR	215,000	$218,680
AthenaHealth Group, Inc.
6.500%, due 02/15/30 (e) Callable: 02/15/25		$45,000	33,300
Broadcom, Inc.
3.500%, due 02/15/41 (e) Callable: 08/15/40		300,000	215,568
CDW LLC
4.250%, due 04/01/28 Callable: 01/30/23		165,000	151,800
3.250%, due 02/15/29 Callable: 08/15/23		25,000	21,219
Clarivate Science Holdings Corp.
4.875%, due 07/01/29 (a)(e) Callable: 06/30/24		25,000	21,187
Cloud Software Group Holdings, Inc.
6.500%, due 03/31/29 (e) Callable: 09/30/25		95,000	80,156
Condor Merger Sub, Inc.
7.375%, due 02/15/30 (e) Callable: 02/15/25		25,000	20,188
Consensus Cloud Solutions, Inc.
6.500%, due 10/15/28 (e) Callable: 10/15/26		25,000	22,781
Dell International LLC
8.350%, due 07/15/46 Callable: 01/15/46		110,000	125,545
Entegris, Inc.
3.625%, due 05/01/29 (e) Callable: 05/01/24		25,000	20,188

		Par Value	Value
Fidelity National Information Services, Inc.
1.500%, due 05/21/27 Callable: 02/21/27	EUR	210,000	$201,368
1.000%, due 12/03/28 Callable: 09/03/28	EUR	100,000	88,751
Fiserv, Inc.
1.125%, due 07/01/27 Callable: 04/01/27	EUR	100,000	94,766
MSCI, Inc.
3.625%, due 09/01/30 (e) Callable: 03/01/25		$340,000	282,200
3.875%, due 02/15/31 (e) Callable: 06/01/25		155,000	128,456
3.625%, due 11/01/31 (e) Callable: 11/01/26		166,000	137,780
3.250%, due 08/15/33 (e) Callable: 08/15/27		80,000	61,800
NCR Corp.
5.125%, due 04/15/29 (e) Callable: 04/15/24		25,000	20,750
NetApp, Inc.
1.875%, due 06/22/25 Callable: 05/22/25		115,000	105,535
Oracle Corp.
6.250%, due 11/09/32 Callable: 08/09/32		45,000	47,367
3.800%, due 11/15/37 Callable: 05/15/37		116,000	91,803
3.600%, due 04/01/50 Callable: 10/01/49		140,000	96,318
3.950%, due 03/25/51 Callable: 09/25/50		44,000	31,587

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Technology — 1.0% (Continued)
Playtika Holding Corp.
4.250%, due 03/15/29 (e) Callable: 03/15/24	$25,000	$19,500
Qorvo, Inc.
1.750%, due 12/15/24 (e) Callable: 01/10/23	45,000	41,344
Rackspace Technology Global, Inc.
5.375%, due 12/01/28 (e) Callable: 12/01/23	5,000	2,156
Veritas US, Inc.
7.500%, due 09/01/25 (e) Callable: 01/30/23	10,000	6,900
Virtusa Corp.
7.125%, due 12/15/28 (e) Callable: 12/15/23	25,000	19,000
		2,407,993
Utilities — 1.4%
Brazos Securitization LLC
5.014%, due 03/01/34 (e)	200,000	196,676
Calpine Corp.
5.125%, due 03/15/28 (e) Callable: 03/15/23	40,000	35,750
4.625%, due 02/01/29 (e) Callable: 02/01/24	15,000	12,862
Clearway Energy Operating LLC
4.750%, due 03/15/28 (e) Callable: 03/15/23	25,000	23,094
Dominion Energy, Inc.
4.650%, due 06/15/25 (5 Year CMT Rate + 2.993%) (d) Callable: 12/15/24	128,000	112,480

	Par Value	Value
DPL, Inc.
4.125%, due 07/01/25 Callable: 04/01/25	$270,000	$253,800
DTE Energy Co.
1.050%, due 06/01/25 Callable: 05/01/25	75,000	67,838
4.220%, due 11/01/25	60,000	58,667
Duke Energy Carolinas LLC
3.550%, due 03/15/52 Callable: 09/15/51	40,000	30,216
Duke Energy Corp.
4.875%, due 03/16/25 (5 Year CMT Rate + 3.388%) (d) Callable: 09/16/24	51,000	46,410
4.300%, due 03/15/28 Callable: 02/15/28	70,000	67,494
Duke Energy Florida LLC
4.200%, due 07/15/48 Callable: 01/15/48	38,000	32,046
Duke Energy Indiana LLC
3.250%, due 10/01/49 Callable: 04/01/49	53,000	35,785
Essential Utilities, Inc.
2.704%, due 04/15/30 Callable: 01/15/30	135,000	112,608
Exelon Corp.
4.100%, due 03/15/52 (e) Callable: 09/15/51	35,000	27,599
FirstEnergy Corp.
4.400%, due 07/15/27 Callable: 04/15/27	180,000	168,300
7.375%, due 11/15/31	320,000	355,463

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
CORPORATE BONDS — 20.5% (Continued)
Utilities — 1.4% (Continued)
Mercury Chile Holdco LLC
6.500%, due 01/24/27 (e) Callable: 01/24/24	$200,000	$190,000
Monongahela Power Co.
5.400%, due 12/15/43 (e) Callable: 06/15/43	85,000	82,524
National Rural Utilities Cooperative Finance Corp.
4.750%, due 04/30/43 (3 Month U.S. LIBOR + 2.910%) (d) Callable: 04/30/23	167,000	156,145
NextEra Energy Capital Holdings, Inc.
5.650%, due 05/01/79 (3 Month U.S. LIBOR + 3.156%) (d) Callable: 05/01/29	110,000	99,550
NRG Energy, Inc.
3.625%, due 02/15/31 (e) Callable: 02/15/26	60,000	45,525
Pacific Gas and Electric Co.
2.500%, due 02/01/31 Callable: 11/01/30	145,000	112,858
Pike Corp.
5.500%, due 09/01/28 (e) Callable: 09/01/23	70,000	60,812
Pinnacle West Capital Corp.
1.300%, due 06/15/25 Callable: 05/15/25	80,000	72,510
South Jersey Industries, Inc.
5.020%, due 04/15/31	133,000	102,744
The AES Corp.
3.950%, due 07/15/30 (e) Callable: 04/15/30	30,000	26,415

		Par Value	Value
The Brooklyn Union Gas Co.
4.487%, due 03/04/49 (e) Callable: 09/04/48		$145,000	$111,119
The Southern Co.
4.475%, due 08/01/24		102,000	100,738
4.000%, due 01/15/51 (5 Year CMT Rate + 3.733%) (d) Callable: 10/15/25		130,000	117,975
3.750%, due 09/15/51 (5 Year CMT Rate + 2.915%) (d) Callable: 06/15/26		135,000	109,350
Virginia Electric and Power Co.
3.750%, due 05/15/27 Callable: 04/15/27		45,000	42,954
Vistra Operations Co. LLC
5.625%, due 02/15/27 (e) Callable: 01/10/23		25,000	23,813
WEC Energy Group, Inc.
0.800%, due 03/15/24 Callable: 02/15/24		71,000	67,322
			3,159,442
Total Corporate Bonds (Cost $54,346,609)			47,815,210

FOREIGN BONDS — 22.0%
Australia — 0.8%
Asian Development Bank
3.000%, due 10/14/26	AUD	130,000	84,654
Australia Government Bond
0.250%, due 11/21/24	AUD	455,000	292,139
0.500%, due 09/21/26	AUD	155,000	94,248
1.000%, due 12/21/30	AUD	205,000	111,425

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Australia — 0.8% (Continued)
1.000%, due 11/21/31	AUD	210,000	$110,837
FMG Resources August 2006 Pty Ltd.
4.375%, due 04/01/31 (e) Callable: 01/01/31		$90,000	74,588
Inter-American Development Bank
2.750%, due 10/30/25	AUD	115,000	75,319
2.700%, due 01/29/26	AUD	135,000	87,812
International Finance Corp.
3.600%, due 02/24/26	AUD	310,000	207,347
Macquarie Group Ltd.
5.108%, due 08/09/26 (SOFR Rate + 2.208%) (d)(e) Callable: 08/09/25		$130,000	129,072
New South Wales Treasury Corp.
1.250%, due 03/20/25	AUD	325,000	209,100
3.000%, due 05/20/27	AUD	380,000	247,259
Nufarm Australia Ltd.
5.000%, due 01/27/30 (e) Callable: 01/27/25		$20,000	17,500
Queensland Treasury Corp.
2.750%, due 08/20/27 (e)	AUD	190,000	121,908
Westpac Banking Corp.
3.020%, due 11/18/36 (5 Year CMT Rate + 1.530%) (d) Callable: 11/18/31		$150,000	110,141
			1,973,349
Austria — 0.1%
Republic of Austria Government Bond
0.500%, due 02/20/29 (e)	EUR	140,000	128,672

		Par Value	Value
Bermuda — 0.1%
Digicel Group Holdings Ltd.
8.000%, due 04/01/25 (e) Callable: 01/17/23		$68,299	$17,339
Digicel Group Holdings Ltd. CVRT
7.000%, due 12/29/49 (e)(g) Callable: 01/17/23		98,893	9,889
NCL Corp. Ltd.
5.875%, due 02/15/27 (e) Callable: 02/15/24		30,000	25,875
7.750%, due 02/15/29 (e) Callable: 11/15/28		25,000	19,000
Triton Container International Ltd.
3.250%, due 03/15/32 Callable: 12/15/31		130,000	100,380
Viking Cruises Ltd.
13.000%, due 05/15/25 (e) Callable: 01/16/23		10,000	10,600
5.875%, due 09/15/27 (e) Callable: 01/30/23		90,000	73,800
Weatherford International Ltd.
6.500%, due 09/15/28 (e) Callable: 09/15/24		30,000	29,400
8.625%, due 04/30/30 (e) Callable: 10/30/24		25,000	24,125
			310,408
Brazil — 0.6%
Brazil Notas do Tesouro Nacional Serie F
10.000%, due 01/01/25	BRL	2,210	400,320
10.000%, due 01/01/27	BRL	1,000	174,866
Brazilian Government International Bond
5.625%, due 02/21/47		$500,000	396,250

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Brazil — 0.6% (Continued)
Globo Comunicacao e Participacoes SA
5.500%, due 01/14/32 (e)		$200,000	$170,500
Natura Cosmeticos SA
4.125%, due 05/03/28 (e) Callable: 03/03/28		200,000	163,750
Simpar Finance Sarl
10.750%, due 02/12/28 (e) Callable: 02/12/25	BRL	590,000	80,522
			1,386,208
Britain — 1.0%
European Investment Bank
2.982%, due 06/29/23 (SONIA Rate + 0.350%) (d)	GBP	200,000	242,047
International Finance Corp.
2.550%, due 09/18/23	CNY	720,000	103,808
MARB BondCo PLC
3.950%, due 01/29/31 (e) Callable: 01/29/26		$400,000	306,638
Nordic Investment Bank
1.875%, due 04/10/24	NOK	980,000	98,124
Royalty Pharma PLC
3.300%, due 09/02/40 Callable: 03/02/40		$160,000	111,567
United Kingdom Gilt
0.125%, due 01/31/24	GBP	235,000	274,928
0.250%, due 01/31/25	GBP	75,000	84,180
Vedanta Resources Finance II PLC
9.250%, due 04/23/26 (e) Callable: 04/23/23		$200,000	130,000

		Par Value	Value
Virgin Media Finance PLC
5.000%, due 07/15/30 (e) Callable: 07/15/25		$200,000	$160,250
Virgin Media Secured Finance PLC
5.500%, due 05/15/29 (e) Callable: 05/15/24		276,000	248,400
4.500%, due 08/15/30 (e) Callable: 08/15/25		200,000	164,854
Vmed O2 UK Financing I PLC
3.250%, due 01/31/31 (e) Callable: 01/31/26	EUR	150,000	127,490
4.250%, due 01/31/31 (e) Callable: 01/31/26		$415,000	332,000
			2,384,286
Canada — 2.8%
1011778 BC ULC
3.875%, due 01/15/28 (e) Callable: 01/30/23		327,000	292,665
3.500%, due 02/15/29 (e) Callable: 02/15/24		336,000	288,120
4.000%, due 10/15/30 (e) Callable: 10/15/25		551,000	449,065
1375209 BC Ltd.
9.000%, due 01/30/28 (e) Callable: 01/10/23		3,000	2,914
Air Canada CVRT
4.000%, due 07/01/25		100,000	119,736
Bank of Montreal
3.803%, due 12/15/32 (5 Year USD Swap Rate + 1.432%) (d) Callable: 12/15/27		120,000	105,322

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Canada — 2.8% (Continued)
Bausch Health Cos., Inc.
6.125%, due 02/01/27 (e) Callable: 02/01/24		$20,000	$13,650
11.000%, due 09/30/28 (e)		5,000	3,900
14.000%, due 10/15/30 (e) Callable: 10/15/25		1,000	595
Baytex Energy Corp.
8.750%, due 04/01/27 (e) Callable: 04/01/23		25,000	25,250
Bombardier, Inc.
7.875%, due 04/15/27 (e) Callable: 01/30/23		10,000	9,675
Canada Housing Trust No 1
1.950%, due 12/15/25 (e)	CAD	295,000	206,203
1.250%, due 06/15/26 (e)	CAD	390,000	264,244
Canadian Government Bond
1.500%, due 09/01/24	CAD	240,000	170,113
Canadian Pacific Railway Co.
1.350%, due 12/02/24 Callable: 01/30/23		$70,000	65,282
Cascades, Inc.
5.375%, due 01/15/28 (e) Callable: 01/30/23		25,000	21,906
Cenovus Energy, Inc.
3.500%, due 02/07/28 Callable: 12/07/27	CAD	100,000	69,925
5.250%, due 06/15/37 Callable: 12/15/36		$44,000	40,007
6.750%, due 11/15/39		434,000	450,834

		Par Value	Value
5.400%, due 06/15/47 Callable: 12/15/46		$154,000	$138,808
CPPIB Capital, Inc.
2.250%, due 12/01/31 (e)	CAD	145,000	92,569
Enbridge, Inc.
3.125%, due 11/15/29 Callable: 08/15/29		$175,000	152,492
Enerflex Ltd.
9.000%, due 10/15/27 (e) Callable: 10/15/24		15,000	14,934
Garda World Security Corp.
6.000%, due 06/01/29 (e) Callable: 06/01/24		35,000	28,394
GFL Environmental, Inc.
4.000%, due 08/01/28 (e) Callable: 08/01/23		25,000	21,500
Hudbay Minerals, Inc.
4.500%, due 04/01/26 (e) Callable: 04/01/23		25,000	22,687
Intelligent Packaging Ltd.
6.000%, due 09/15/28 (e) Callable: 01/30/23		25,000	20,250
International Bank for Reconstruction & Development
1.900%, due 01/16/25	CAD	260,000	183,315
1.800%, due 01/19/27	CAD	145,000	98,934
Mattamy Group Corp.
4.625%, due 03/01/30 (e) Callable: 03/01/25		$45,000	36,563
Open Text Corp.
3.875%, due 02/15/28 (e) Callable: 02/15/23		25,000	21,406

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Canada — 2.8% (Continued)
Parkland Corp.
4.500%, due 10/01/29 (e) Callable: 10/01/24		$40,000	$33,400
Province of Ontario Canada
2.900%, due 06/02/28	CAD	275,000	193,863
1.350%, due 12/02/30	CAD	1,175,000	714,164
3.450%, due 06/02/45	CAD	195,000	126,237
Province of Quebec Canada
3.000%, due 09/01/23	CAD	155,000	113,275
1.500%, due 12/15/23	GBP	105,000	124,075
0.200%, due 04/07/25	EUR	200,000	199,658
Royal Bank of Canada
4.200%, Perpetual (5 Year Canadian Government Bond Rate + 2.710%) (d) Callable: 02/24/27	CAD	200,000	113,864
St Marys Cement, Inc.
5.750%, due 01/28/27 (a)(e) Callable: 10/28/26		$200,000	200,000
Superior Plus LP
4.500%, due 03/15/29 (e) Callable: 03/15/24		40,000	34,150
Taseko Mines Ltd.
7.000%, due 02/15/26 (e) Callable: 02/15/23		25,000	22,000
The Bank of Nova Scotia
3.450%, due 04/11/25		225,000	216,882
The Toronto-Dominion Bank
4.693%, due 09/15/27		360,000	355,986

	Par Value	Value
8.125%, due 10/31/82 (5 Year CMT Rate + 4.075%) (d) Callable: 10/31/27	$205,000	$211,681
TransAlta Corp.
7.750%, due 11/15/29 Callable: 11/15/25	15,000	15,338
TransCanada PipeLines Ltd.
1.000%, due 10/12/24 Callable: 09/12/24	143,000	132,653
4.100%, due 04/15/30 Callable: 01/15/30	310,000	285,304
		6,523,788
Cayman Islands — 0.8%
American Airlines, Inc.
5.500%, due 04/20/26 (e)	220,000	211,200
5.750%, due 04/20/29 (e)	260,000	237,575
Avolon Holdings Funding Ltd.
3.250%, due 02/15/27 (e) Callable: 12/15/26	225,000	192,937
Bioceanico Sovereign Certificate Ltd.
0.000%, due 06/05/34	136,993	90,415
CSN Inova Ventures
6.750%, due 01/28/28 (a)(e) Callable: 01/28/24	200,000	190,500
Delta Air Lines, Inc.
4.500%, due 10/20/25 (e)	95,000	93,033
4.750%, due 10/20/28 (e)	735,000	690,091
Global Aircraft Leasing Co. Ltd.
7.250%, due 09/15/24 (e) Callable: 01/30/23	50,072	42,311

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Cayman Islands — 0.8% (Continued)
Rutas 2 and 7 Finance Ltd.
0.000%, due 09/30/36		$186,667	$117,367
Transocean Poseidon Ltd.
6.875%, due 02/01/27 (e) Callable: 01/30/23		39,375	38,391
			1,903,820
Chile — 0.5%
CAP SA
3.900%, due 04/27/31 (e) Callable: 01/27/31		200,000	157,500
Chile Electricity PEC SpA
0.000%, due 01/25/28 (e)		200,000	143,037
Chile Government International Bond
3.100%, due 05/07/41 Callable: 11/07/40		600,000	430,229
Empresa Electrica Angamos SA
4.875%, due 05/25/29		113,000	100,570
Empresa Electrica Cochrane SpA
5.500%, due 05/14/27 (a)		132,720	121,647
Inversiones La Construccion SA
4.750%, due 02/07/32 Callable: 11/07/31		200,000	164,000
			1,116,983
China — 0.4%
China Government Bond
2.880%, due 11/05/23	CNY	2,980,000	431,114
1.990%, due 04/09/25	CNY	2,720,000	387,792
2.690%, due 08/12/26	CNY	910,000	131,458
			950,364

	Par Value	Value
Colombia — 0.7%
Colombia Government International Bond
3.125%, due 04/15/31 Callable: 01/15/31	$200,000	$148,488
3.250%, due 04/22/32 Callable: 01/22/32	405,000	294,594
5.000%, due 06/15/45 Callable: 12/15/44	200,000	136,733
4.125%, due 05/15/51 Callable: 11/15/50	200,000	119,550
Ecopetrol SA
5.375%, due 06/26/26 Callable: 03/26/26	45,000	42,300
6.875%, due 04/29/30 Callable: 01/29/30	145,000	131,406
4.625%, due 11/02/31 Callable: 08/02/31	140,000	107,100
5.875%, due 05/28/45	95,000	66,500
5.875%, due 11/02/51 Callable: 05/02/51	300,000	201,750
Empresas Publicas de Medellin ESP
4.375%, due 02/15/31 Callable: 11/15/30	400,000	310,790
Oleoducto Central SA
4.000%, due 07/14/27 Callable: 05/14/27	200,000	175,827
		1,735,038
Dominican Republic — 0.1%
Dominican Republic International Bond
6.000%, due 02/22/33 (e) Callable: 11/22/32	150,000	135,188
5.875%, due 01/30/60	150,000	109,875
		245,063

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
France — 0.2%
BNP Paribas SA
2.219%, due 06/09/26 (SOFR Rate + 2.074%) (d)(e) Callable: 06/09/25		$220,000	$202,153
Engie SA
0.375%, due 06/21/27 Callable: 03/20/27	EUR	100,000	92,438
TotalEnergies Capital International SA
3.386%, due 06/29/60 Callable: 12/29/59		$135,000	94,041
			388,632
Germany — 0.0% (c)
E.ON SE
0.375%, due 09/29/27 Callable: 06/29/27	EUR	65,000	60,609

Greece — 0.3%
Hellenic Republic Government Bond
2.000%, due 04/22/27 (e)	EUR	230,000	229,611
1.500%, due 06/18/30 (e)	EUR	205,000	177,208
4.200%, due 01/30/42	EUR	190,000	201,341
			608,160
India — 0.3%
Adani International Container Terminal Pvt Ltd.
3.000%, due 02/16/31 Callable: 08/18/30		$187,500	147,422
Export-Import Bank of India
3.875%, due 02/01/28 (e)		200,000	185,276
Indian Railway Finance Corp. Ltd.
3.249%, due 02/13/30 (e)		200,000	172,958

		Par Value	Value
JSW Steel Ltd.
5.050%, due 04/05/32 Callable: 10/05/31		$400,000	$313,500
			819,156
Indonesia — 1.6%
Freeport Indonesia PT
5.315%, due 04/14/32 (e) Callable: 01/01/32		200,000	183,250
Indonesia Asahan Aluminium Persero PT
4.750%, due 05/15/25 (e) Callable: 04/15/25		225,000	220,219
5.800%, due 05/15/50 Callable: 11/15/49		200,000	168,000
Indonesia Government International Bond
2.625%, due 06/14/23 (e)	EUR	250,000	266,718
2.150%, due 07/18/24 (e)	EUR	150,000	156,792
3.850%, due 10/15/30 (a)		$200,000	187,748
1.100%, due 03/12/33	EUR	100,000	77,292
3.700%, due 10/30/49		$200,000	154,241
3.050%, due 03/12/51		200,000	144,746
Indonesia Treasury Bond
6.500%, due 06/15/25	IDR	6,493,000,000	421,091
8.375%, due 09/15/26	IDR	1,606,000,000	109,952
5.125%, due 04/15/27	IDR	1,385,000,000	85,435
6.125%, due 05/15/28	IDR	1,631,000,000	102,559
9.000%, due 03/15/29	IDR	1,457,000,000	104,093
8.750%, due 05/15/31	IDR	3,000,000,000	214,254
6.375%, due 04/15/32	IDR	6,625,000,000	408,756

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Indonesia — 1.6% (Continued)
6.625%, due 05/15/33	IDR	1,779,000,000	$110,917
7.500%, due 06/15/35	IDR	1,015,000,000	67,104
7.500%, due 05/15/38	IDR	1,447,000,000	95,618
Perusahaan Penerbit SBSN Indonesia III
4.150%, due 03/29/27 (e)		$200,000	196,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.125%, due 05/15/27 (e)		250,000	236,562
			3,711,347
Ireland — 0.4%
AerCap Ireland Capital DAC
1.150%, due 10/29/23		335,000	321,697
Ardagh Metal Packaging Finance USA LLC
3.250%, due 09/01/28 (e) Callable: 05/15/24		200,000	169,000
C&W Senior Financing DAC
6.875%, due 09/15/27 Callable: 01/09/23		200,000	186,500
Ireland Government Bond
1.100%, due 05/15/29	EUR	45,000	42,968
Johnson Controls International PLC
0.375%, due 09/15/27 Callable: 07/15/27	EUR	100,000	91,055
LCPR Senior Secured Financing DAC
5.125%, due 07/15/29 (e) Callable: 07/15/24		$200,000	166,000
			977,220
Isle Of Man — 0.1%
AngloGold Ashanti Holdings PLC
3.750%, due 10/01/30 Callable: 07/01/30		200,000	173,698

		Par Value	Value
Israel — 0.3%
Bank Hapoalim B.M.
3.255%, due 01/21/32		$200,000	$171,916
Bank Leumi Le-Israel BM
3.275%, due 01/29/31 (5 Year CMT Rate + 1.631%) (d)(e) Callable: 01/29/26		200,000	177,077
Israel Electric Corp. Ltd.
6.875%, due 06/21/23 (e)		200,000	200,665
3.750%, due 02/22/32 (e)		200,000	174,714
			724,372
Italy — 0.3%
Intesa Sanpaolo SpA
4.198%, due 06/01/32 (1 Year CMT Rate + 2.600%) (d)(e) Callable: 06/01/31		200,000	146,106
Italy Buoni Poliennali Del Tesoro
1.850%, due 07/01/25 (e)	EUR	280,000	287,980
Republic of Italy Government International Bond
1.250%, due 02/17/26		$200,000	173,330
			607,416
Japan — 0.4%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	101,850,000	776,959
0.005%, due 03/20/27	JPY	25,000,000	189,032
			965,991
Jersey — 0.1%
Galaxy Pipeline Assets Bidco Ltd.
2.160%, due 03/31/34 (e)		$184,932	156,723

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Liberia — 0.1%
Royal Caribbean Cruises Ltd.
11.625%, due 08/15/27 (e) Callable: 08/15/24		$60,000	$59,850
5.500%, due 04/01/28 (e) Callable: 10/01/27		295,000	235,263
			295,113
Luxembourg — 1.2%
Allergan Funding SCS
1.250%, due 06/01/24 Callable: 03/01/24	EUR	100,000	102,447
2.625%, due 11/15/28 Callable: 08/15/28	EUR	100,000	96,485
Becton Dickinson Euro Finance Sarl
1.208%, due 06/04/26 Callable: 03/04/26	EUR	245,000	239,802
DH Europe Finance II Sarl
0.450%, due 03/18/28 Callable: 12/18/27	EUR	310,000	282,263
FS Luxembourg Sarl
10.000%, due 12/15/25 (e) Callable: 12/15/23		$200,000	200,500
JBS USA LUX SA
3.625%, due 01/15/32 (e) Callable: 01/15/27		200,000	163,000
5.750%, due 04/01/33 (e) Callable: 01/01/33		170,000	161,500
MC Brazil Downstream Trading SARL
7.250%, due 06/30/31 (e)		200,000	166,000
7.250%, due 06/30/31		200,000	166,000
Millicom International Cellular SA
4.500%, due 04/27/31 (e) Callable: 04/27/26		200,000	168,750

		Par Value	Value
Movida Europe SA
5.250%, due 02/08/31 Callable: 02/08/26		$200,000	$149,500
Petrorio Luxembourg Trading Sarl
6.125%, due 06/09/26 (e) Callable: 06/09/24		200,000	189,250
Rede D’or Finance Sarl
4.950%, due 01/17/28 (a)(e) Callable: 10/17/27		200,000	184,250
Simpar Europe SA
5.200%, due 01/26/31 Callable: 01/26/26		200,000	150,000
SK Invictus Intermediate II Sarl
5.000%, due 10/30/29 (e) Callable: 10/30/24		50,000	40,062
Swiss Insured Brazil Power Finance Sarl
9.850%, due 07/16/32 (e)	BRL	1,750,056	282,574
Telecom Italia Capital SA
6.375%, due 11/15/33		$25,000	20,594
Trinseo Materials Operating SCA
5.125%, due 04/01/29 (e) Callable: 04/01/24		20,000	12,950
			2,775,927
Malaysia — 0.5%
Malaysia Government Bond
4.059%, due 09/30/24	MYR	875,000	200,026
3.882%, due 03/14/25	MYR	805,000	183,566
3.900%, due 11/30/26	MYR	360,000	81,904
3.899%, due 11/16/27	MYR	975,000	221,645
3.733%, due 06/15/28	MYR	400,000	89,702
3.844%, due 04/15/33	MYR	980,000	216,526

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Malaysia — 0.5% (Continued)
3.828%, due 07/05/34	MYR	360,000	$78,935
			1,072,304
Malta — 0.0% (c)
VistaJet Malta Finance PLC
6.375%, due 02/01/30 (e) Callable: 02/01/25		$25,000	20,000

Mauritius — 0.2%
Greenko Wind Projects Mauritius Ltd.
5.500%, due 04/06/25 (e) Callable: 04/06/24		205,000	191,419
Network i2i Ltd.
3.975%, Perpetual (5 Year CMT Rate + 3.390%) (d) Callable: 03/03/26		200,000	173,000
UPL Corp. Ltd.
4.625%, due 06/16/30		200,000	157,000
			521,419
Mexico — 1.9%
Banco Actinver SA
9.500%, due 12/18/32 (e)	MXN	3,000,000	80,825
Banco Mercantil del Norte SA
6.625%, Perpetual (10 Year CMT Rate + 5.034%) (d) Callable: 01/24/32		$300,000	248,250
BBVA Bancomer SA
5.125%, due 01/18/33 (5 Year CMT Rate + 2.650%) (d) Callable: 01/17/28		200,000	179,240
Becle SAB de CV
2.500%, due 10/14/31 (e) Callable: 07/14/31		205,000	159,344

		Par Value	Value
Braskem Idesa SAPI
6.990%, due 02/20/32 (e) Callable: 02/20/27		$200,000	$142,415
6.990%, due 02/20/32 Callable: 02/20/27		200,000	142,316
Cemex SAB de CV
3.875%, due 07/11/31 (e) Callable: 07/11/26		200,000	168,750
Mexican Bonos
5.000%, due 03/06/25	MXN	52,500	248,639
5.750%, due 03/05/26	MXN	48,300	229,256
7.500%, due 06/03/27	MXN	110,200	536,442
7.750%, due 05/29/31	MXN	220,500	1,065,012
Mexico Government International Bond
2.659%, due 05/24/31 Callable: 02/24/31		$200,000	161,465
3.500%, due 02/12/34 Callable: 11/12/33		350,000	281,212
4.280%, due 08/14/41 Callable: 02/14/41		650,000	503,402
Petroleos Mexicanos
6.750%, due 09/21/47		200,000	127,858
Total Play Telecomunicaciones SA de CV
7.500%, due 11/12/25 (e) Callable: 11/12/23		205,000	178,350
Unifin Financiera SAB de CV
8.875%, due 07/29/25 (5 Year CMT Rate + 6.308%) (d)(g) Callable: 01/29/25		200,000	500
			4,453,276

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Netherlands — 0.8%
Airbus SE
1.625%, due 06/09/30 Callable: 03/09/30	EUR	100,000	$93,087
BMW Finance NV
1.000%, due 11/14/24	EUR	75,000	77,180
BNG Bank NV
0.250%, due 06/07/24	EUR	120,000	123,268
Braskem Netherlands Finance BV
5.875%, due 01/31/50 (e)		$200,000	154,750
Greenko Dutch BV
3.850%, due 03/29/26 (e) Callable: 03/29/23		191,000	165,215
Minejesa Capital BV
4.625%, due 08/10/30		200,000	175,500
5.625%, due 08/10/37		400,000	312,500
MV24 Capital BV
6.748%, due 06/01/34		171,300	156,740
NXP BV
3.875%, due 06/18/26 Callable: 04/18/26		235,000	223,837
Petrobras Global Finance BV
6.750%, due 06/03/50 Callable: 12/03/49		200,000	174,250
VTR Finance NV
6.375%, due 07/15/28 (e) Callable: 07/15/23		200,000	78,000
6.375%, due 07/15/28 Callable: 07/15/23		200,000	78,000
			1,812,327

		Par Value	Value
New Zealand — 0.6%
International Bank for Reconstruction & Development
2.875%, due 11/30/26	NZD	155,000	$90,268
International Finance Corp.
0.375%, due 09/10/25	NZD	250,000	138,901
New Zealand Government Bond
0.500%, due 05/15/24	NZD	985,000	587,668
0.500%, due 05/15/26	NZD	645,000	356,617
4.500%, due 04/15/27	NZD	120,000	75,955
New Zealand Local Government Funding Agency Bond
1.500%, due 04/15/26	NZD	155,000	87,144
4.500%, due 04/15/27	NZD	270,000	166,529
			1,503,082
Norway — 0.9%
Aker BP ASA
3.750%, due 01/15/30 (e) Callable: 10/15/29		$185,000	162,106
Kommunalbanken AS
5.250%, due 07/15/24	AUD	178,000	123,050
4.250%, due 07/16/25	AUD	184,000	125,049
Nordea Eiendomskreditt AS
3.490%, due 06/21/23 (3 Month NIBOR + 0.300%) (d)	NOK	1,000,000	102,166
3.560%, due 06/19/24 (3 Month NIBOR + 0.340%) (d)	NOK	1,000,000	102,279
Norway Government Bond
2.000%, due 05/24/23 (e)	NOK	2,650,000	269,333
1.750%, due 03/13/25 (e)	NOK	3,790,000	375,410

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Norway — 0.9% (Continued)
1.500%, due 02/19/26 (e)	NOK	1,625,000	$158,017
1.750%, due 02/17/27 (e)	NOK	1,790,000	173,376
2.125%, due 05/18/32 (e)	NOK	2,470,000	229,941
Var Energi ASA
7.500%, due 01/15/28 (e) Callable: 12/15/27		$200,000	203,426
			2,024,153
Panama — 0.4%
Carnival Corp.
5.750%, due 03/01/27 (e) Callable: 12/01/26		325,000	230,750
Carnival Corp. CVRT
5.750%, due 12/01/27 (e)		290,000	259,652
Panama Government International Bond
2.252%, due 09/29/32 Callable: 06/29/32		200,000	148,250
4.300%, due 04/29/53		300,000	220,125
UEP Penonome II SA
6.500%, due 10/01/38		184,656	135,491
			994,268
Peru — 0.5%
Banco de Credito del Peru S.A.
3.125%, due 07/01/30 (5 Year CMT Rate + 3.000%) (d) Callable: 07/01/25		400,000	362,703
Banco Internacional del Peru SAA Interbank
4.000%, due 07/08/30 (1 Year CMT Rate + 3.711%) (d) Callable: 07/08/25		200,000	181,500

		Par Value	Value
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.375%, due 06/01/28		$174,800	$166,497
Petroleos del Peru SA
4.750%, due 06/19/32		200,000	154,500
Scotiabank Peru SAA
8.625%, due 12/13/27 (3 Month U.S. LIBOR + 3.856%) (d) Callable: 01/30/23		200,000	197,156
Transportadora de Gas del Peru SA
4.250%, due 04/30/28		200,000	187,680
			1,250,036
Philippines — 0.2%
Philippine Government International Bond
0.875%, due 05/17/27	EUR	285,000	267,513
6.250%, due 01/14/36	PHP	5,000,000	82,315
3.700%, due 02/02/42		$200,000	162,193
			512,021
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT
0.700%, due 10/15/27 (e)	EUR	85,000	81,915
1.650%, due 07/16/32 (e)	EUR	430,000	389,872
			471,787
Puerto Rico — 0.2%
Popular, Inc.
6.125%, due 09/14/23 Callable: 08/14/23		$380,000	380,028

Qatar — 0.1%
QatarEnergy Trading LLC
2.250%, due 07/12/31 (e) Callable: 04/12/31		235,000	194,769

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

		Par Value	Value
FOREIGN BONDS — 22.0% (Continued)
Saudi Arabia — 0.1%
Saudi Government International Bond
2.250%, due 02/02/33		$200,000	$162,573

Singapore — 0.5%
LLPL Capital Pte Ltd.
6.875%, due 02/04/39 (e)		255,960	222,685
Medco Oak Tree Pte Ltd.
7.375%, due 05/14/26 (e) Callable: 05/14/23		420,000	399,000
Singapore Government Bond
2.375%, due 06/01/25	SGD	165,000	121,572
1.250%, due 11/01/26	SGD	210,000	148,127
Temasek Financial I Ltd.
1.000%, due 10/06/30 (e) Callable: 07/06/30		$400,000	308,357
			1,199,741
South Africa — 0.1%
Republic of South Africa Government International Bond
4.300%, due 10/12/28		200,000	178,250

South Korea — 0.8%
Korea Treasury Bond
3.125%, due 09/10/24	KRW	278,330,000	217,596
2.375%, due 03/10/27	KRW	901,030,000	672,730
2.125%, due 06/10/27	KRW	293,300,000	215,838
LG Chem Ltd.
2.375%, due 07/07/31 (e)		$200,000	156,830
Shinhan Financial Group Co. Ltd.
2.875%, Perpetual (5 Year CMT Rate + 2.064%) (d)(e) Callable: 05/12/26		400,000	340,000

		Par Value	Value
The Korea Development Bank
1.625%, due 01/19/31		$200,000	$156,452
			1,759,446
Spain — 0.3%
AI Candelaria Spain SA
7.500%, due 12/15/28 Callable: 09/15/28		235,417	223,646
Cellnex Telecom SA
1.875%, due 06/26/29 Callable: 03/26/29	EUR	100,000	86,949
Spain Government Bond
0.250%, due 07/30/24 (e)	EUR	170,000	174,829
0.800%, due 07/30/27 (e)	EUR	170,000	164,000
			649,424
Sweden — 0.1%
Sweden Government International Bond
0.125%, due 04/24/23 (e)	EUR	225,000	239,128

Thailand — 0.2%
Kasikornbank PCL
5.275%, Perpetual (5 Year CMT Rate + 4.940%) (d) Callable: 10/14/25		$400,000	377,896

United Arab Emirates — 0.2%
Abu Dhabi Government International Bond
3.125%, due 04/16/30 (e)		200,000	185,209
1.700%, due 03/02/31 (e)		185,000	152,312
3.875%, due 04/16/50 (e)		200,000	169,463
			506,984
Total Foreign Bonds (Cost $59,153,251)			51,205,255

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
BANK LOANS — 4.4% (d)
1011778 BC ULC
6.165%, due 11/13/26 (3 Month U.S. LIBOR + 1.750%) Callable: 01/29/23	$101,673	$100,121
6.134%, due 11/13/26 (1 Month U.S. LIBOR + 1.750%)	341,905	336,684
AAdvantage Loyalty IP Ltd.
8.993%, due 04/20/28 (3 Month U.S. LIBOR + 4.750%) Callable: 03/24/24	265,000	264,296
Abe Investment Holdings, Inc.
8.938%, due 02/19/26 (1 Month U.S. LIBOR + 4.500%) Callable: 01/29/23	26,706	26,689
Access CIG LLC
7.821%, due 02/27/25 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	43,502	42,709
Acrisure LLC
8.634%, due 02/15/27 (1 Month U.S. LIBOR + 4.250%) Callable: 01/29/23	99,000	96,071
Acrisure LLC
7.884%, due 02/16/27 (1 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	132,973	125,102

	Par Value	Value
Air Canada
8.130%, due 08/11/28 (3 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	$79,600	$78,916
Allied Universal Holdco LLC
7.821%, due 05/12/28 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	95,289	90,716
Allspring Buyer LLC
7.750%, due 04/21/28 (3 Month U.S. LIBOR + 3.000%) Callable: 01/29/23	101,251	100,061
Ascend Learning LLC
7.884%, due 11/18/28 (1 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	187,736	177,971
Astra Acquisition Corp.
9.634%, due 10/22/28 (1 Month U.S. LIBOR + 5.250%) Callable: 01/29/23	91,939	81,596
Aveanna Healthcare LLC
7.766%, due 06/30/28 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	7,905	6,122
Aveanna Healthcare LLC
8.139%, due 06/30/28 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	112,449	87,092

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
BANK LOANS — 4.4% (d) (Continued)
Axalta Coating Systems US Holdings, Inc.
7.124%, due 12/31/29 (1 Month SOFR Rate + 3.000%) Callable: 01/29/23	$65,000	$65,146
Bausch + Lomb Corp.
7.842%, due 05/05/27 (3 Month SOFR Rate + 3.250%) Callable: 01/29/23	159,387	152,041
Berry Global, Inc.
6.024%, due 07/01/26 (1 Month U.S. LIBOR + 1.750%) Callable: 01/29/23	433,704	431,043
Camelot US Acquisition LLC
7.384%, due 10/30/26 (1 Month U.S. LIBOR + 3.000%) Callable: 01/29/23	96,484	95,157
Carnival Corp.
7.634%, due 10/31/28 (1 Month U.S. LIBOR + 3.250%) Callable: 01/29/23	178,200	167,330
Castle US Holding Corp.
8.134%, due 01/27/27 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	105,761	65,902
Cengage Learning, Inc.
7.814%, due 07/14/26 (6 Month U.S. LIBOR + 4.750%) Callable: 01/29/23	98,415	88,743

	Par Value	Value
Charter Communications Operating LLC
6.140%, due 02/01/27 (1 Month U.S. LIBOR + 1.750%) Callable: 01/29/23	$482,302	$471,691
Charter Next Generation, Inc.
8.134%, due 12/01/27 (1 Month U.S. LIBOR + 3.750%)	68,775	66,932
CHG Healthcare Services, Inc.
7.634%, due 10/31/28 (1 Month U.S. LIBOR + 3.250%) Callable: 01/29/23	108,625	106,506
Clarios Global LP
7.634%, due 04/30/26 (1 Month U.S. LIBOR + 3.250%) Callable: 01/29/23	548,645	539,501
Cornerstone OnDemand, Inc.
8.134%, due 10/31/28 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	109,175	97,985
CQP Holdco LP
8.480%, due 06/05/28 (3 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	179,576	179,015
Dcert Buyer, Inc.
8.696%, due 10/16/26 (6 Month SOFR Rate + 4.000%) Callable: 01/29/23	78,388	75,896

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
BANK LOANS — 4.4% (d) (Continued)
Delta 2 Lux Sarl
7.573%, due 01/15/30 (1 Month SOFR Rate + 3.250%) Callable: 01/15/23	$120,000	$120,090
Directv Financing LLC
9.384%, due 08/02/27 (1 Month U.S. LIBOR + 5.000%) Callable: 01/29/23	45,107	44,012
EAB Global, Inc.
7.884%, due 06/25/28 (1 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	78,527	75,736
EG Finco Ltd.
9.151%, due 02/07/25 (6 Month U.S. LIBOR + 4.000%) Callable: 01/29/23	27,642	26,174
Envision Healthcare Corp.
8.330%, due 03/31/27 (3 Month SOFR Rate + 3.750%)	32,587	8,690
Envision Healthcare Corp.
8.374%, due 03/31/27 (3 Month SOFR Rate + 4.250%)	13,309	4,658
Fertitta Entertainment LLC
8.323%, due 01/31/29 (1 Month SOFR Rate + 4.000%) Callable: 01/29/23	99,250	94,561

	Par Value	Value
Filtration Group Corp.
7.384%, due 03/31/25 (1 Month U.S. LIBOR + 3.000%) Callable: 01/29/23	$118,484	$117,497
Finastra USA, Inc.
10.621%, due 06/16/25 (6 Month U.S. LIBOR + 7.250%) Callable: 01/29/23	20,000	15,014
Gainwell Acquisition Corp.
8.730%, due 08/17/27 (3 Month U.S. LIBOR + 4.000%) Callable: 01/29/23	182,877	172,133
Genesys Cloud Services Holdings II LLC
8.384%, due 12/01/27 (1 Month U.S. LIBOR + 4.000%) Callable: 01/29/23	154,262	148,445
Gogo Intermediate Holdings LLC
8.165%, due 04/28/28 (3 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	64,025	63,558
Great Outdoors Group LLC
8.134%, due 03/31/28 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	121,295	116,822
H-Food Holdings LLC
8.071%, due 05/17/25 (1 Month U.S. LIBOR + 3.688%) Callable: 01/29/23	46,595	41,627

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
BANK LOANS — 4.4% (d) (Continued)
Hunter Douglas, Inc.
7.859%, due 02/09/29 (3 Month SOFR Rate + 3.500%) Callable: 01/29/23	$189,050	$167,292
ICON Luxembourg Sarl
7.000%, due 07/03/28 (3 Month U.S. LIBOR + 2.250%) Callable: 01/29/23	60,984	60,877
Intelsat Jackson Holdings SA
7.445%, due 12/08/28 (6 Month SOFR Rate + 4.250%) Callable: 01/29/23	96,693	93,551
ION Trading Finance Ltd.
8.424%, due 03/31/28 (3 Month U.S. LIBOR + 4.750%) Callable: 01/29/23	116,704	110,993
Jazz Financing Lux Sarl
7.884%, due 05/05/28 (1 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	217,615	216,034
Kronos Acquisition Holdings, Inc.
8.485%, due 12/22/26 (3 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	77,527	73,959
Level 3 Financing, Inc.
6.134%, due 03/01/27 (1 Month U.S. LIBOR + 1.750%) Callable: 01/29/23	261,414	251,168

	Par Value	Value
LifePoint Health, Inc.
8.165%, due 11/14/25 (3 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	$46,829	$44,259
Lumen Technologies, Inc.
6.634%, due 03/15/27 (1 Month U.S. LIBOR + 2.250%) Callable: 01/29/23	484,712	461,211
Lummus Technology Holdings V LLC
7.884%, due 06/30/27 (1 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	79,256	76,086
McAfee Corp.
7.974%, due 02/02/29 (1 Month SOFR Rate + 3.750%) Callable: 01/29/23	84,575	78,957
Messer Industries USA, Inc.
7.230%, due 10/01/25 (3 Month U.S. LIBOR + 2.500%) Callable: 01/29/23	14,454	14,352
Mileage Plus Holdings LLC
9.996%, due 07/30/27 (3 Month U.S. LIBOR + 5.250%) Callable: 07/02/23	288,000	296,748
Mirion Technologies US, Inc.
7.480%, due 10/05/28 (6 Month U.S. LIBOR + 2.750%) Callable: 01/29/23	74,250	73,057

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
BANK LOANS — 4.4% (d) (Continued)
Mister Car Wash Holdings, Inc.
7.423%, due 05/14/26 (1 Month SOFR Rate + 3.000%) Callable: 01/29/23	$47,522	$46,945
Olympus Water US Holding Corp.
8.500%, due 09/21/28 (3 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	84,150	81,006
OneDigital Borrower LLC
8.494%, due 11/16/27 (3 Month SOFR Rate + 4.250%)	155,689	147,516
Packers Holdings LLC
7.542%, due 03/06/28 (1 Month U.S. LIBOR + 3.250%) Callable: 01/29/23	47,403	41,715
Peraton Corp.
8.134%, due 02/01/28 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	125,400	122,683
PetSmart LLC
8.130%, due 02/11/28 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	74,063	72,697
PG&E Corp.
7.438%, due 06/23/25 (1 Month U.S. LIBOR + 3.000%) Callable: 01/29/23	73,125	72,668

	Par Value	Value
PRA Health Sciences, Inc.
7.000%, due 07/03/28 (3 Month U.S. LIBOR + 2.250%) Callable: 01/29/23	$15,194	$15,168
Pretium PKG Holdings, Inc.
8.735%, due 09/22/28 (3 Month U.S. LIBOR + 4.000%) Callable: 01/29/23	22,159	17,775
7.742%, due 09/22/28 (3 Month U.S. LIBOR + 4.000%)	44,213	35,465
7.741%, due 09/22/28 (3 Month U.S. LIBOR + 4.000%)	22,728	18,231
Proofpoint, Inc.
7.985%, due 06/09/28 (3 Month U.S. LIBOR + 3.250%) Callable: 01/29/23	138,600	133,614
Radiate Holdco LLC
7.634%, due 09/25/26 (1 Month U.S. LIBOR + 3.250%) Callable: 01/29/23	118,800	97,051
Radiology Partners, Inc.
8.639%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%) Callable: 01/29/23	100,090	84,482
Scientific Games International, Inc.
7.417%, due 04/06/29 (1 Month SOFR Rate + 3.000%) Callable: 01/29/23	74,625	73,799

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
BANK LOANS — 4.4% (d) (Continued)
Sedgwick Claims Management Services, Inc.
8.134%, due 08/07/26 (1 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	$28,950	$28,469
Sophia LP
8.230%, due 10/07/27 (3 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	137,213	132,754
Spin Holdco, Inc.
8.765%, due 03/06/28 (3 Month U.S. LIBOR + 4.000%) Callable: 01/29/23	33,338	28,287
SRS Distribution, Inc.
7.884%, due 06/04/28 (1 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	108,625	104,115
Sunset Debt Merger Sub, Inc.
8.753%, due 09/30/28 (3 Month U.S. LIBOR + 4.000%) Callable: 01/29/23	55,040	45,229
Tempo Acquisition LLC
7.323%, due 08/31/28 (1 Month SOFR Rate + 3.000%) Callable: 01/29/23	64,350	64,253
The EW Scripps Co.
6.946%, due 05/01/26 (1 Month U.S. LIBOR + 2.563%) Callable: 01/29/23	32,754	32,275

	Par Value	Value
The Hillman Group, Inc.
6.794%, due 02/24/28 (1 Month U.S. LIBOR + 2.750%) Callable: 01/29/23	$—	$—
Titan Acquisition Ltd.
8.151%, due 03/28/25 (6 Month U.S. LIBOR + 3.000%) Callable: 01/29/23	43,626	40,868
TK Elevator US Newco, Inc.
6.871%, due 07/29/27 (6 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	190,656	183,939
Trans Union LLC
6.634%, due 11/16/28 (1 Month U.S. LIBOR + 2.250%) Callable: 01/29/23	45,854	45,481
TransDigm, Inc.
6.980%, due 12/09/25 (3 Month U.S. LIBOR + 2.250%) Callable: 01/29/23	179,901	178,057
Traverse Midstream Partners LLC
8.800%, due 09/27/24 (3 Month SOFR Rate + 4.250%) Callable: 01/29/23	52,660	52,628
TricorBraun Holdings, Inc.
7.634%, due 03/03/28 (1 Month U.S. LIBOR + 3.250%) Callable: 01/29/23	73,897	70,684

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Par Value	Value
BANK LOANS — 4.4% (d) (Continued)
United Airlines, Inc.
8.108%, due 04/21/28 (3 Month U.S. LIBOR + 3.750%) Callable: 01/29/23	$462,489	$457,961
United Natural Foods, Inc.
7.688%, due 10/22/25 (1 Month SOFR Rate + 3.250%) Callable: 01/29/23	7,314	7,306
Verscend Holding Corp.
8.384%, due 08/27/25 (1 Month U.S. LIBOR + 4.000%)	73,869	73,546
Vibrantz Technologies, Inc.
8.494%, due 03/30/29 (3 Month SOFR Rate + 4.250%) Callable: 01/29/23	44,888	38,166
WestJet Airlines Ltd.
7.354%, due 08/07/26 (1 Month U.S. LIBOR + 3.000%) Callable: 01/29/23	45,097	41,370
Whatabrands LLC
7.634%, due 08/03/28 (1 Month U.S. LIBOR + 3.250%) Callable: 01/29/23	118,800	115,088
Zelis Payments Buyer, Inc.
7.884%, due 09/30/26 (1 Month U.S. LIBOR + 3.500%) Callable: 01/29/23	150,540	149,177
Total Bank Loans (Cost $10,637,866)		10,235,063

	Shares	Values
COMMON STOCKS — 0.1%
Consumer Discretionary — 0.0% (c)
General Motors Co.	2,553	$85,883
Industrials — 0.1%
Delta Air Lines, Inc. (h)	2,661	87,440
The Boeing Co. (h)	908	172,965
		260,405
Total Common Stocks (Cost $421,332)		346,288

PREFERRED STOCKS — 1.1%
Communication Services — 0.1%
2020 Cash Mandatory Exchangeable Trust CVRT (e)(g)	240	275,165
Paramount Global CVRT (a)	2,200	54,494
		329,659
Financials — 0.2%
Stifel Financial Corp. Callable: 08/15/26	6,550	105,782
US Bancorp Callable: 01/30/23	175	142,746
Valley National Bancorp Callable: 03/30/23	5,475	137,423
Wells Fargo & Co. Callable: 09/15/23	4,300	98,943
		484,894
Health Care — 0.2%
Becton Dickinson and Co. CVRT	2,150	107,672
Danaher Corp. CVRT (a)	225	305,223
		412,895
Utilities — 0.6%
American Electric Power Co., Inc. CVRT	5,650	291,427
NextEra Energy, Inc. CVRT	11,700	587,223

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Shares	Values
PREFERRED STOCKS — 1.1% (Continued)
Utilities — 0.6% (Continued)
NextEra Energy, Inc. CVRT	3,500	$176,715
The AES Corp. CVRT	2,800	285,628
		1,340,993
Total Preferred Stocks (Cost $2,682,099)		2,568,441

	Contracts	Notional Amount
PURCHASED OTC OPTIONS — 0.0% (c)
Currency Call Options — 0.0% (c)
British Pound, 1/19/23 at 1.095 Counterparty: Morgan Stanley Capital	736,925	$736,925	49
Chinese Renminbi, 2/7/23 at 7.50 Counterparty: Bank of America, San Francisco	1,692,000	1,692,000	379
Chinese Renminbi, 2/9/23 at 7.47 Counterparty: Morgan Stanley Capital	3,196,000	3,196,000	921
Japanese Yen, 9/9/32 at 140.00 Counterparty: Bank of America, San Francisco	529,300	529,300	4,329

	Contracts	Notional Amount	Values
Japanese Yen, 9/9/32 at 140.00 Counterparty: BNP Paribas Brokerage Services, Inc.	529,300	$529,300	$4,329
		6,683,525	10,007
Currency Put Options — 0.0% (c)
Australian Dollar, 5/30/23 at 0.600 and Japanese Yen, 5/30/23 at 125.00 Counterparty: Barclays Capital, Inc.	85,000	85,000	692
Australian Dollar, 5/30/23 at 0.6375 and Japanese Yen, 5/30/23 at 131.5 Counterparty: Goldman Sachs Bank, USA	37,000	37,000	2,643
Chinese Renminbi, 5/30/23 at 7.20 and Japanese Yen, 5/30/23 at 131.50 Counterparty: BNP Paribas Brokerage Services, Inc.	32,000	32,000	1,283

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

	Contracts	Notional Amount	Values
Currency Put Options — 0.0% (c) (Continued)
Euro, 3/16/23 at 1.08 Counterparty: BNP Paribas Brokerage Services, Inc.	830,800	$830,800	$11,438
Japanese Yen, 2/27/25 at 107.50 Counterparty: BNP Paribas Brokerage Services, Inc.	437,000	437,000	8,937
Japanese Yen, 4/5/23 at 120.50 Counterparty: Goldman Sachs Bank, USA	2,100,000	2,100,000	14,217
		3,521,800	39,210
Total Purchased OTC Options (Cost $116,843)			49,217
		Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 3.2%
Voya Emerging Markets Corporate Debt Fund - Class P		97,072	796,957
Voya Emerging Markets Hard Currency Debt Fund - Class P		196,918	1,449,316
Voya Floating Rate Fund - Class P		316,727	2,578,160
Voya High Yield Bond Fund - Class P		410,690	2,698,231
Total Affiliated Registered Investment Companies (Cost $8,581,911)			7,522,664

	Shares	Values
Total Investments at Value — 94.0% (Cost $249,201,820)		$219,335,709
Other Assets in Excess of Liabilities — 6.0%		13,883,846
Net Assets — 100.0%		$233,219,555

Percentages are stated as a percent of net assets.

(a)	This security or a partial position of this security is on loan at December 31, 2022. The total fair value of securities on loan at December 31, 2022, was $2,535,158 (Note 8).
(b)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.
(c)	Represents less than 0.1%.
(d)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2022.
(e)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of December 31, 2022, the value of these investments was $88,691,606, or 38.0% of total net assets.

(f)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2022.
(g)	Illiquid security. The total fair value of such securities is $3,246,739 as of December 31, 2022, representing 1.4% of net assets.
(h)	Non-income producing security.

CVRT - Convertible Security

REMIC - Real Estate Mortgage Investment Conduit

CMT - Constant Maturity U.S. Treasury

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Overnight Interbank Average Rate

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Investments - (Continued)	December 31, 2022

CNY - Chinese Yuan

EUR - Euro

GBP - British Pound

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

SGD - Singapore Dollar

The Accompanying Footnotes are an Integral Part of these Financial Statements.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts	December 31, 2022

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Future	137	03/31/2023	$26,137,430	$617
5-Year U.S. Treasury Note Future	139	03/31/2023	13,158,456	(72,820)
Ultra 10-Year U.S. Treasury Bond Future	12	03/22/2023	1,228,757	(21,790)
Total Futures Contracts Purchased			$40,524,643	$(93,993)

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
10-Year U.S. Treasury Note Future	138	03/22/2023	$13,745,812	$53,702
U.S. Treasury Long Bond Future	22	03/22/2023	2,352,199	24,705
Ultra Long-Term U.S. Treasury Bond Future	16	03/22/2023	1,354,085	36,841
Euro Bund Future	2	03/08/2023	214,089	17,296
Total Futures Contracts Sold Short			$17,666,185	$132,544

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	December 31, 2022

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	1/18/2023	AUD	332,500	NZD	354,339	$1,535
Australia and New Zealand Banking Group Ltd.	1/18/2023	AUD	202,500	USD	130,428	7,558
Australia and New Zealand Banking Group Ltd.	1/18/2023	JPY	35,747,201	USD	240,669	32,430
Australia and New Zealand Banking Group Ltd.	1/18/2023	NZD	71,906	AUD	67,500	(329)
Australia and New Zealand Banking Group Ltd.	1/18/2023	USD	1,763,236	AUD	2,603,725	(10,978)
Bank of America, San Francisco	1/18/2023	CAD	33,967	USD	24,969	120
Bank of America, San Francisco	2/3/2023	CAD	796,144	USD	582,675	5,435
Bank of America, San Francisco	2/3/2023	USD	420,750	CAD	571,938	(1,740)
Bank of America, San Francisco	1/18/2023	USD	1,009,651	EUR	1,000,000	(62,272)
Bank of America, San Francisco	2/3/2023	USD	185,618	GBP	153,588	(242)
Barclays Capital, Inc.	1/18/2023	CAD	788,895	USD	582,122	573
Barclays Capital, Inc.	1/18/2023	EUR	465,605	USD	453,875	45,216
Barclays Capital, Inc.	1/18/2023	GBP	293,806	EUR	331,912	(396)
Barclays Capital, Inc.	1/18/2023	JPY	6,781,050	CAD	67,500	1,948
Barclays Capital, Inc.	1/18/2023	SGD	540,258	USD	392,562	10,957
Barclays Capital, Inc.	1/18/2023	USD	333,172	EUR	331,667	(22,348)
Barclays Capital, Inc.	1/18/2023	USD	398,174	SGD	564,363	(23,350)
BNP Paribas Brokerage Services, Inc.	2/3/2023	JPY	40,172,080	USD	307,005	571
BNP Paribas Brokerage Services, Inc.	1/13/2023	MXN	3,444,754	USD	177,126	(829)
BNP Paribas Brokerage Services, Inc.	2/3/2023	USD	664,277	AUD	994,464	(13,824)
BNP Paribas Brokerage Services, Inc.	2/3/2023	USD	579,718	CAD	788,591	(2,813)
CIBC, Toronto	1/18/2023	CAD	5,079,668	USD	3,736,905	15,049
CIBC, Toronto	1/18/2023	EUR	331,912	GBP	296,010	(2,270)
CIBC, Toronto	1/18/2023	SGD	271,704	USD	196,281	6,655
CIBC, Toronto	1/18/2023	USD	1,449,894	CAD	1,971,884	(6,583)
CIBC, Toronto	1/18/2023	USD	611,430	JPY	86,986,974	(53,127)
CIBC, Toronto	1/18/2023	USD	1,187,994	SGD	1,655,399	(48,424)
Citigroup	1/18/2023	AUD	1,379,676	NZD	1,473,924	4,065

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2022

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Citigroup	1/18/2023	BRL	893,041	USD	163,951	$4,525
Citigroup	1/18/2023	CAD	132,500	JPY	13,173,955	(2,778)
Citigroup	1/18/2023	CAD	564,929	NZD	665,287	(5,244)
Citigroup	1/18/2023	CAD	897,440	USD	654,863	8,006
Citigroup	1/18/2023	COP	843,481,274	USD	173,886	(547)
Citigroup	1/18/2023	EUR	1,500,000	USD	1,512,637	95,246
Citigroup	2/3/2023	EUR	122,567	USD	130,580	950
Citigroup	1/18/2023	GBP	332,500	USD	372,489	29,704
Citigroup	1/18/2023	JPY	6,547,593	CAD	65,000	2,011
Citigroup	1/18/2023	MXN	3,459,253	USD	172,932	3,921
Citigroup	1/18/2023	SGD	804,769	USD	590,869	10,213
Citigroup	1/18/2023	USD	43,034	AUD	67,500	(2,962)
Citigroup	1/18/2023	USD	862,805	BRL	4,550,832	4,272
Citigroup	1/18/2023	USD	1,380,904	CAD	1,880,932	(8,394)
Citigroup	1/18/2023	USD	380,676	COP	1,720,751,536	27,054
Citigroup	1/18/2023	USD	506,088	EUR	511,924	(42,654)
Citigroup	2/3/2023	USD	507,851	EUR	478,577	(5,726)
Citigroup	2/3/2023	USD	198,045	GBP	164,539	(1,068)
Citigroup	1/18/2023	USD	1,149,020	JPY	162,930,277	(95,722)
Citigroup	2/3/2023	USD	313,130	JPY	41,621,492	(5,543)
Citigroup	1/18/2023	USD	425,261	NZD	697,665	(17,814)
Citigroup	2/3/2023	USD	331,125	NZD	521,692	(270)
Citigroup	1/18/2023	USD	718,039	SGD	993,184	(23,771)
Goldman Sachs Bank, USA	1/18/2023	AUD	689,140	USD	459,194	10,395
Goldman Sachs Bank, USA	1/18/2023	CAD	135,000	JPY	13,700,975	(4,958)
Goldman Sachs Bank, USA	1/18/2023	CAD	1,928,085	USD	1,409,447	14,678
Goldman Sachs Bank, USA	2/3/2023	CAD	793,574	USD	583,017	3,194
Goldman Sachs Bank, USA	2/3/2023	CHF	410,001	USD	444,721	487
Goldman Sachs Bank, USA	1/18/2023	GBP	294,474	EUR	331,921	403
Goldman Sachs Bank, USA	1/18/2023	JPY	7,074,122	CAD	67,500	4,187
Goldman Sachs Bank, USA	1/18/2023	JPY	21,766,023	GBP	135,000	2,990
Goldman Sachs Bank, USA	1/18/2023	JPY	178,403,387	USD	1,320,484	42,469
Goldman Sachs Bank, USA	2/3/2023	NZD	1,038,583	USD	656,327	3,414
Goldman Sachs Bank, USA	1/18/2023	SGD	555,045	USD	391,900	22,663
Goldman Sachs Bank, USA	1/18/2023	USD	657,354	CAD	897,811	(5,789)
Goldman Sachs Bank, USA	1/18/2023	USD	500,926	EUR	472,289	(5,331)
Goldman Sachs Bank, USA	1/18/2023	USD	387,357	SGD	543,385	(18,497)
HSBC Bank, USA	1/18/2023	CAD	285,539	NZD	332,643	(351)
HSBC Bank, USA	1/18/2023	CAD	1,068,735	USD	780,982	8,409
HSBC Bank, USA	1/18/2023	EUR	174,237	NOK	1,785,976	4,317
HSBC Bank, USA	1/18/2023	EUR	815,134	USD	836,614	37,146

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2022

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
HSBC Bank, USA	1/18/2023	GBP	587,193	EUR	664,001	$(1,488)
HSBC Bank, USA	1/18/2023	JPY	58,738,045	USD	414,681	34,062
HSBC Bank, USA	1/18/2023	SGD	1,068,564	USD	787,376	10,736
HSBC Bank, USA	1/18/2023	USD	85,717	AUD	135,000	(6,274)
HSBC Bank, USA	1/18/2023	USD	1,576,376	CAD	2,135,600	(1,025)
HSBC Bank, USA	1/18/2023	USD	2,849,702	EUR	2,819,109	(172,164)
HSBC Bank, USA	1/18/2023	USD	371,830	GBP	332,500	(30,363)
HSBC Bank, USA	1/18/2023	USD	332,654	JPY	44,036,674	(3,775)
HSBC Bank, USA	1/18/2023	USD	1,878,016	SGD	2,646,969	(99,007)
JPMChase, New York	1/18/2023	AUD	615,446	NZD	654,603	3,645
JPMChase, New York	1/18/2023	CAD	1,510,231	USD	1,108,048	7,442
JPMChase, New York	1/18/2023	EUR	663,825	GBP	588,000	322
JPMChase, New York	1/18/2023	EUR	540,135	NOK	5,585,752	8,354
JPMChase, New York	1/18/2023	EUR	290,087	USD	279,646	31,305
JPMChase, New York	1/18/2023	GBP	135,000	JPY	22,199,805	(6,304)
JPMChase, New York	1/18/2023	GBP	598,500	USD	664,857	59,090
JPMChase, New York	1/18/2023	JPY	6,783,898	CAD	67,500	1,970
JPMChase, New York	1/18/2023	JPY	122,450,788	USD	873,959	61,531
JPMChase, New York	1/18/2023	NOK	469,820	CAD	65,000	(15)
JPMChase, New York	1/18/2023	NOK	664,017	USD	65,000	2,835
JPMChase, New York	1/18/2023	SGD	812,523	USD	588,843	18,031
JPMChase, New York	1/18/2023	USD	827,337	CAD	1,125,659	(4,099)
JPMChase, New York	1/18/2023	USD	957,913	EUR	971,161	(83,096)
JPMChase, New York	1/18/2023	USD	1,059,056	JPY	149,141,310	(80,343)
JPMChase, New York	1/18/2023	USD	45,545	MXN	894,350	(178)
JPMChase, New York	1/18/2023	USD	1,495,292	SGD	2,129,935	(95,558)
Morgan Stanley Capital	1/18/2023	AUD	1,694,231	NZD	1,797,465	12,931
Morgan Stanley Capital	1/18/2023	AUD	202,500	USD	131,428	6,559
Morgan Stanley Capital	2/3/2023	AUD	986,429	USD	665,940	6,682
Morgan Stanley Capital	1/18/2023	CAD	65,000	NOK	475,473	(563)
Morgan Stanley Capital	1/18/2023	CAD	292,452	NZD	332,643	4,755
Morgan Stanley Capital	1/18/2023	CAD	1,440,864	USD	1,042,961	21,293
Morgan Stanley Capital	1/18/2023	EUR	1,659,877	GBP	1,455,040	19,239
Morgan Stanley Capital	1/18/2023	EUR	1,250,047	USD	1,255,991	83,963
Morgan Stanley Capital	2/3/2023	EUR	1,315,656	USD	1,404,313	7,559
Morgan Stanley Capital	1/18/2023	GBP	293,933	EUR	332,126	(471)
Morgan Stanley Capital	1/18/2023	JPY	65,498,693	USD	439,644	60,748
Morgan Stanley Capital	1/18/2023	MXN	1,377,243	EUR	67,500	(1,944)
Morgan Stanley Capital	1/18/2023	MXN	3,442,581	USD	172,932	3,069
Morgan Stanley Capital	2/3/2023	NOK	16,004	USD	1,613	23
Morgan Stanley Capital	1/18/2023	NZD	542,610	USD	330,113	14,490

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2022

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	2/3/2023	NZD	477,722	USD	303,251	$214
Morgan Stanley Capital	1/18/2023	SGD	2,244,233	USD	1,583,987	92,232
Morgan Stanley Capital	1/18/2023	USD	671,985	AUD	1,018,755	(22,208)
Morgan Stanley Capital	1/18/2023	USD	1,099,579	CAD	1,495,207	(4,814)
Morgan Stanley Capital	2/3/2023	USD	496,824	CAD	679,756	(5,310)
Morgan Stanley Capital	2/3/2023	USD	483,571	CHF	446,354	(1,111)
Morgan Stanley Capital	1/18/2023	USD	1,297,484	EUR	1,297,260	(93,078)
Morgan Stanley Capital	2/3/2023	USD	1,438,955	EUR	1,347,682	(7,285)
Morgan Stanley Capital	1/18/2023	USD	893,824	GBP	772,897	(41,075)
Morgan Stanley Capital	1/18/2023	USD	181,938	JPY	23,822,574	(60)
Morgan Stanley Capital	1/18/2023	USD	12,593	MXN	247,362	(53)
Morgan Stanley Capital	1/18/2023	USD	728,067	NOK	7,308,913	(18,596)
Morgan Stanley Capital	1/18/2023	USD	230,188	NZD	386,183	(15,070)
Morgan Stanley Capital	2/3/2023	USD	301,832	NZD	480,037	(3,103)
Morgan Stanley Capital	1/18/2023	USD	396,119	SGD	532,838	(1,858)
Royal Bank of Canada, Toronto	1/18/2023	CAD	67,500	JPY	7,034,985	(3,888)
Royal Bank of Canada, Toronto	1/18/2023	CAD	2,373,872	USD	1,742,936	10,458
Royal Bank of Canada, Toronto	1/18/2023	EUR	332,126	GBP	292,579	2,109
Royal Bank of Canada, Toronto	1/18/2023	JPY	27,253,783	USD	206,364	1,847
Royal Bank of Canada, Toronto	1/18/2023	NZD	357,265	AUD	332,500	323
Royal Bank of Canada, Toronto	1/18/2023	NZD	665,287	CAD	575,784	(2,774)
Royal Bank of Canada, Toronto	1/18/2023	SGD	1,091,366	USD	784,688	30,454
Royal Bank of Canada, Toronto	1/18/2023	USD	2,967,435	CAD	4,027,168	(7,120)
Royal Bank of Canada, Toronto	1/18/2023	USD	508,473	EUR	483,259	(9,543)
Royal Bank of Canada, Toronto	1/18/2023	USD	333,750	JPY	49,335,092	(43,157)
Royal Bank of Canada, Toronto	1/18/2023	USD	972,544	MXN	19,922,735	(45,998)
Royal Bank of Canada, Toronto	1/18/2023	USD	482,089	NZD	801,431	(26,887)
Royal Bank of Canada, Toronto	1/18/2023	USD	790,094	SGD	1,094,325	(27,258)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2022

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Standard Chartered Securities N.A.	1/18/2023	CAD	65,000	JPY	6,781,226	$(3,796)
Standard Chartered Securities N.A.	1/18/2023	GBP	1,438,633	USD	1,691,914	48,261
Standard Chartered Securities N.A.	1/18/2023	JPY	6,829,225	CAD	65,000	4,163
Standard Chartered Securities N.A.	1/18/2023	USD	43,312	AUD	67,500	(2,683)
Standard Chartered Securities N.A.	1/18/2023	USD	996,875	CAD	1,364,357	(10,869)
Standard Chartered Securities N.A.	1/18/2023	USD	332,826	EUR	331,667	(22,695)
Standard Chartered Securities N.A.	1/18/2023	USD	656,650	GBP	598,500	(67,297)
Standard Chartered Securities N.A.	2/3/2023	USD	28,846	JPY	3,931,252	(1,253)
Standard Chartered Securities N.A.	1/13/2023	USD	277,018	MXN	5,402,414	531
Standard Chartered Securities N.A.	2/3/2023	USD	1,558	SEK	16,169	5
State Street Bank, Boston	1/18/2023	AUD	139,501	NZD	148,407	807
State Street Bank, Boston	1/18/2023	AUD	67,500	USD	42,084	3,912
State Street Bank, Boston	2/3/2023	AUD	2,433,657	USD	1,642,324	17,128
State Street Bank, Boston	1/18/2023	CAD	1,077,164	USD	787,050	8,567
State Street Bank, Boston	2/3/2023	CAD	1,325,826	USD	980,263	(878)
State Street Bank, Boston	2/3/2023	CHF	938,263	USD	1,012,264	6,568
State Street Bank, Boston	1/18/2023	COP	877,270,262	USD	183,453	(3,170)
State Street Bank, Boston	1/18/2023	EUR	332,126	GBP	292,063	2,733
State Street Bank, Boston	1/18/2023	EUR	67,500	MXN	1,386,180	1,487
State Street Bank, Boston	2/3/2023	EUR	401,871	USD	428,527	2,734
State Street Bank, Boston	2/3/2023	GBP	627,349	USD	755,840	3,332
State Street Bank, Boston	1/18/2023	JPY	84,276,294	USD	574,419	69,429
State Street Bank, Boston	2/3/2023	JPY	4,369,044	USD	33,241	210
State Street Bank, Boston	1/13/2023	MXN	3,444,498	USD	177,126	(842)
State Street Bank, Boston	2/3/2023	NZD	528,604	USD	329,857	5,928
State Street Bank, Boston	1/18/2023	SGD	846,082	USD	597,556	34,383
State Street Bank, Boston	1/18/2023	USD	42,072	AUD	65,000	(2,220)
State Street Bank, Boston	2/3/2023	USD	1,321,655	AUD	1,954,487	(11,062)
State Street Bank, Boston	1/18/2023	USD	1,814,197	CAD	2,469,165	(9,582)
State Street Bank, Boston	2/3/2023	USD	89,641	CAD	122,132	(577)
State Street Bank, Boston	2/3/2023	USD	1,501,925	CHF	1,388,098	(5,369)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2022

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
State Street Bank, Boston	1/18/2023	USD	1,165,518	EUR	1,136,039	$(52,227)
State Street Bank, Boston	2/3/2023	USD	761,032	GBP	629,273	(468)
State Street Bank, Boston	1/18/2023	USD	240,485	JPY	35,071,661	(27,453)
State Street Bank, Boston	2/3/2023	USD	307,677	JPY	40,548,125	(2,778)
State Street Bank, Boston	1/13/2023	USD	371,185	MXN	7,266,260	(691)
State Street Bank, Boston	2/3/2023	USD	332,951	NZD	530,294	(3,909)
State Street Bank, Boston	1/18/2023	USD	795,635	SGD	1,109,562	(33,097)
UBS AG, Stamford	1/18/2023	CAD	835,993	USD	622,936	(5,453)
UBS AG, Stamford	1/18/2023	EUR	1,147,009	USD	1,167,851	61,654
UBS AG, Stamford	1/18/2023	JPY	7,004,400	CAD	67,500	3,655
UBS AG, Stamford	1/18/2023	USD	238,919	CAD	327,233	(2,783)
UBS AG, Stamford	1/18/2023	USD	4,953,348	EUR	4,889,463	(287,776)
UBS AG, Stamford	1/18/2023	USD	240,485	JPY	34,835,623	(25,649)
UBS AG, Stamford	1/18/2023	USD	65,000	NOK	672,870	(3,739)
UBS AG, Stamford	1/18/2023	USD	584,588	NZD	1,000,575	(50,861)
UBS AG, Stamford	1/18/2023	USD	380,818	SGD	535,313	(19,007)
						$(755,517)

AUD — Australian Dollar
BRL — Brazillian Real
CAD — Canadian Dollar
CHF — Swiss Franc
COP — Colombian Peso
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singpore Dollar
USD — U.S. Dollar

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Written Options	December 31, 2022

WRITTEN OPTIONS	Counterparty	Contracts	Notional Amount	Value
Currency Call Options
British Pound, 1/19/23 at 1.065	Morgan Stanley Capital	736,925	$736,925	$(13)
Japanese Yen, 9/9/27 at 140.00	Bank of America, San Francisco	529,300	529,300	(6,039)
Japanese Yen, 9/9/27 at 140.00	BNP Paribas Brokerage Services, Inc.	529,300	529,300	(6,039)
Mexican Peso, 4/26/23 at 20.60	Bank of America, San Francisco	737,000	737,000	(10,995)
Mexican Peso, 4/26/23 at 20.60	Morgan Stanley Capital	737,000	737,000	(10,994)
			3,269,525	(34,080)

Currency Put Options
Japanese Yen, 4/5/23 at 112.75	Goldman Sachs Bank, USA	2,100,000	$2,100,000	$(4,278)
Mexican Peso, 4/26/23 at 20.00	Bank of America, San Francisco	737,000	737,000	(20,717)
Mexican Peso, 4/26/23 at 20.00	Morgan Stanley Capital	737,000	737,000	(20,716)
			3,574,000	(45,711)
Total Written Options (Premiums Received $128,379)			$6,843,525	$(79,791)

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Interest Rate Swaptions	December 31, 2022

Counterparty	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
Calls Purchased
Barclays Capital, Inc.	Interest Rate, SOFR	0.000%	06/03/2027	$775,000	$(699)	$—	$(699)
Barclays Capital, Inc.	Interest Rate, SOFR	0.000%	06/14/2027	775,000	(713)	—	(713)
Calls Written
Barclays Capital, Inc.	Interest Rate, SOFR	3.790%	05/10/2023	3,498,000	(134,232)	100,917	(33,315)
Deutsche Bank, London	Interest Rate, SOFR	2.750%	06/30/2027	9,919,300	(4,384)	—	(4,384)
Deutsche Bank, London	Interest Rate, SOFR	3.820%	05/09/2023	1,749,000	(69,773)	50,196	(19,577)
Goldman Sachs Bank, USA	Interest Rate, SOFR	2.940%	12/15/2023	874,000	(19,530)	32,688	13,158
JPMChase, New York	Interest Rate, SOFR	2.995%	06/07/2023	1,749,000	(97,648)	53,607	(44,041)
Morgan Stanley Capital	Interest Rate, SOFR	3.815%	05/09/2023	3,498,000	(138,584)	99,868	(38,716)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Interest Rate Swaptions (Continued)	December 31, 2022

Counterparty	Description	Exercise Rate	Expiration Date	Notional Amount	Value	Upfront Premium Received	Unrealized Appreciation (Depreciation)
Puts Written
Bank of America, San Francisco	Interest Rate, SOFR	3.880%	05/09/2023	$3,498,000	$(50,088)	$102,798	$52,710
Bank of America, San Francisco	Interest Rate, SOFR	3.880%	05/09/2023	3,498,000	(151,348)	102,797	(48,551)
Barclays Capital, Inc.	Interest Rate, SOFR	0.000%	05/25/2027	2,436,500	(11,650)	—	(11,650)
Barclays Capital, Inc.	Interest Rate, SOFR	3.790%	05/10/2023	3,498,000	(58,564)	100,917	42,353
Deutsche Bank, London	Interest Rate, SOFR	2.750%	06/30/2027	9,919,300	(42,613)	—	(42,613)
Deutsche Bank, London	Interest Rate, SOFR	3.820%	05/09/2023	1,749,000	(27,722)	50,196	22,474
Goldman Sachs Bank, USA	Interest Rate, SOFR	2.940%	12/15/2023	874,000	(52,843)	32,688	(20,155)
JPMChase, New York	Interest Rate, SOFR	4.250%	11/15/2027	4,211,000	(47,066)	41,373	(5,693)
JPMChase, New York	Interest Rate, SOFR	2.995%	06/07/2023	1,749,000	(20,262)	53,607	33,345
Morgan Stanley Capital	Interest Rate, SOFR	3.815%	05/09/2023	3,498,000	(55,909)	99,868	43,959

Total Interest Rate Swaptions					$(983,628)	$921,520	$(62,108)

SOFR — Secured Overnight Financing Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Centrally Cleared Credit Default Swaps	December 31, 2022

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Premium Paid (Received)	Unrealized Depreciation
Morgan Stanley Capital	Prudential Financial, Inc.	Buy	1.000%	12/20/2024	Quarterly	445,000	$(5,392)	$(4,916)	$(476)
Morgan Stanley Capital	CDX North American High Yield Index	Buy	5.000%	12/20/2027	Quarterly	2,090,000	8,689	24,335	(15,646)

Total Credit Default Swap Contracts							$3,297	$19,419	$(16,122)

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Centrally Cleared Interest Rate Swaps	December 31, 2022

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	SOFR	(3.393%)	08/25/2024	Annually	$7,700,000	$(150,901)	$(150,901)
Morgan Stanley Capital	SOFR	(3.483%)	05/10/2033	Annually	1,311,853	(2,446)	(2,446)
Morgan Stanley Capital	SOFR	(3.475%)	05/10/2033	Annually	874,569	(2,135)	(2,135)
Morgan Stanley Capital	SOFR	(3.473%)	05/10/2033	Annually	874,578	(2,334)	(2,334)
Morgan Stanley Capital	SOFR	(3.289%)	05/10/2033	Annually	961,840	(17,122)	(17,122)
Morgan Stanley Capital	SOFR	(3.345%)	05/10/2033	Annually	564,000	(7,431)	(7,431)
Morgan Stanley Capital	SOFR	(3.212%)	05/11/2033	Annually	525,000	(12,641)	(12,641)
Morgan Stanley Capital	SOFR	(3.172%)	05/11/2033	Annually	437,330	(11,969)	(11,969)
Morgan Stanley Capital	SOFR	(3.129%)	05/11/2033	Annually	437,331	(13,499)	(13,499)
Morgan Stanley Capital	SOFR	(3.105%)	05/11/2033	Annually	874,000	(28,758)	(28,758)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Centrally Cleared Interest Rate Swaps (Continued)	December 31, 2022

Counterparty	Pay (Receive) Floating Rate	Pay (Receive) Fixed Rate	Termination Date	Payment Frequency	Notional Value	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	SOFR	(3.154%)	05/10/2033	Annually	$525,000	$(15,182)	$(15,182)
Morgan Stanley Capital	SOFR	(3.094%)	05/10/2033	Annually	525,000	(17,759)	(17,759)
Morgan Stanley Capital	(SOFR)	3.226%	05/10/2033	Annually	1,084,000	24,895	24,895
Morgan Stanley Capital	SOFR	(3.076%)	05/10/2033	Annually	437,353	(15,459)	(15,459)
Morgan Stanley Capital	SOFR	(3.067%)	05/10/2033	Annually	612,294	(22,071)	(22,071)
Morgan Stanley Capital	SOFR	(3.114%)	05/10/2033	Annually	394,000	(12,688)	(12,688)
Morgan Stanley Capital	(SOFR)	3.209%	05/10/2033	Annually	1,049,000	25,583	25,583
Morgan Stanley Capital	(SOFR)	3.269%	05/10/2033	Annually	656,000	12,756	12,756
Morgan Stanley Capital	(SOFR)	3.297%	05/10/2033	Annually	424,000	7,247	7,247
Morgan Stanley Capital	(SOFR)	3.372%	05/10/2033	Annually	700,000	7,663	7,663
Morgan Stanley Capital	(SOFR)	3.443%	05/17/2033	Annually	533,000	2,559	2,559
Morgan Stanley Capital	(SOFR)	3.465%	05/17/2033	Annually	787,000	2,362	2,362
Morgan Stanley Capital	(SOFR)	3.515%	05/17/2033	Annually	582,000	(659)	(659)
Morgan Stanley Capital	SOFR	(3.456%)	05/17/2033	Annually	665,000	(2,515)	(2,515)

Total Interest Rate Swap Contracts							$(252,504)

SOFR — Secured Overnight Financing Rate.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Over the Counter Exchange Rate Volatility Swaps	December 31, 2022

Counterparty	Description	Termination Date	Strike Price	Notional Value	Value	Unrealized Appreciation
Morgan Stanley Capital	USD/CNH	06/16/2023	6.350	$1,603,000	$—	$—

Total Exchange Rate Volatility Swaps					$—	$—

CNH — Chinese Renminbi

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities December 31, 2022

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
ASSETS:
Unaffiliated investments, at value* (Note 2)	$180,963,885	$152,001,106
Investments in affiliated registered investment companies, at value (Note 6)	7,987,630	7,211,274
Cash and cash equivalents	9,862,722	8,511,147
Cash proceeds from securities lending (Note 8)	25,869	123,601
Margin deposits for futures contracts	177,125	153,850
Margin deposits for swap contracts	2,613,052	972,388
Receivable for capital shares sold	1,116,234	435,754
Receivable for investment securities sold	557,958	37,072
Net unrealized appreciation on swap contracts	—	397,322
Net variation margin receivable on futures contracts	9,594	8,109
Net variation margin receivable on swap contracts	5,041	3,912
Securities lending income receivable	66	76
Dividends and interest receivable	210,243	321,340
Foreign withholding tax reclaims receivable	16,794	13,196
Other assets	27,546	23,667
Total Assets	203,573,759	170,213,814
LIABILITIES:
Payable upon return of securities loaned (Note 8)	25,869	123,601
Payable for capital shares redeemed	392,482	50,912
Payable for investment securities purchased	2,209,748	114,936
Net unrealized depreciation on swap contracts	1,657,531	—
Investment advisory fees payable (Note 3)	144,716	105,595
Distribution fees payable (Note 4)	18,363	298
Shareholder service fees payable (Note 4)	15,962	7,497
Administration fees payable	22,058	18,552
Foreign withholding tax payable	—	457
Accrued interest expense (Note 5)	585	920
Accrued expenses and other payables	54,521	52,437
Total Liabilities	4,541,835	475,205
NET ASSETS	$199,031,924	$169,738,609
* Includes value of securities on loan	$25,119	$119,620

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2022

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET ASSETS CONSIST OF:
Paid-in capital	$189,349,893	$166,194,082
Distributable earnings	9,682,031	3,544,527

NET ASSETS	$199,031,924	$169,738,609

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$51,109,686	$4,028,137
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	2,018,466	225,786
Net asset value, offering and redemption price per share	$25.32	$17.84

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$147,922,238	$165,710,472
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	4,860,764	9,383,499
Net asset value, offering and redemption price per share	$30.43	$17.66

Unaffiliated investments, at cost (Note 2)	$154,440,590	$144,812,261
Investments in affiliated registered investment companies, at cost (Note 6)	$8,882,573	$8,309,520

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2022

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$21,978,710	$24,206,486	$197,635,337
Cash and cash equivalents	536,246	277,440	1,624,149
Cash proceeds from securities lending (Note 8)	354,908	58,102	1,039,050
Receivable for capital shares sold	40,768	2,477	134,405
Receivable for investment securities sold	30,823	8,230	—
Securities lending income receivable	451	63	2,177
Dividends and interest receivable	6,867	28,961	190,319
Foreign withholding tax reclaims receivable	—	35	728
Other assets	14,591	14,837	34,962
Total Assets	22,963,364	24,596,631	200,661,127
LIABILITIES:
Payable upon return of securities loaned (Note 8)	354,908	58,102	1,039,050
Payable for capital shares redeemed	17,082	10,688	7,378
Payable for investment securities purchased	46,040	13,211	—
Investment advisory fees payable (Note 3)	2,673	5,569	17,367
Distribution fees payable (Note 4)	13,656	320	23,704
Shareholder service fees payable (Note 4)	3,283	2,472	—
Administration fees payable	5,768	6,318	24,830
Foreign withholding tax payable	—	24	27
Accrued interest expense (Note 5)	138	106	111
Accrued expenses and other payables	36,852	37,993	52,518
Total Liabilities	480,400	134,803	1,164,985
NET ASSETS	$22,482,964	$24,461,828	$199,496,142
* Includes fair value of securities on loan	$346,842	$56,620	$1,014,354

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2022

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET ASSETS CONSIST OF:
Paid-in capital	$25,062,133	$21,861,638	$64,000,428
Distributable earnings (Accumulated losses)	(2,579,169)	2,600,190	135,495,714

NET ASSETS	$22,482,964	$24,461,828	$199,496,142

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$5,938,481	$5,188,689	$157,123,697
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	430,627	228,688	6,929,216
Net asset value, offering and redemption price per share	$13.79	$22.69	$22.68

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$16,544,483	$19,273,139	$42,372,445
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	997,712	826,485	1,867,473
Net asset value, offering and redemption price per share	$16.58	$23.32	$22.69

Unaffiliated investments, at cost (Note 2)	$21,431,317	$22,024,761	$62,584,430

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2022

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$199,046,545	$211,813,045
Investments in affiliated registered investment companies, at value (Note 6)	7,580,341	7,522,664
Cash and cash equivalents	9,542,302	15,087,450
Foreign currency, at value	59,539	104,191
Cash proceeds from securities lending (Note 8)	108,168	2,644,235
Due from custodian	—	56,692
Margin deposits for futures contracts	184,925	455,675
Margin deposits for swap contracts	592,744	1,002,538
Receivable for capital shares sold	10,610	116,352
Receivable for investment securities sold	154,982	510,818
Net unrealized appreciation on swap contracts	4,206,287	—
Unrealized appreciation on swaption contracts	—	207,999
Unrealized appreciation on forward foreign currency contracts (Note 7)	—	1,366,524
Net variation margin receivable on futures contracts	10,055	—
Net variation margin receivable on swap contracts	5,229	3,772
Securities lending income receivable	216	3,015
Dividends and interest receivable	670,058	2,015,138
Foreign withholding tax reclaims receivable	1,004,587	12,250
Other assets	34,160	21,854
Total Assets	223,210,748	242,944,212
LIABILITIES:
Options written, at value	—	79,791
Swaption premium received	—	921,520
Due to broker	—	4,197
Payable upon return of securities loaned (Note 8)	108,168	2,644,235
Payable for capital shares redeemed	140,510	68,620
Payable for investment securities purchased	593,022	3,348,830
Unrealized depreciation on swaption contracts	—	270,107
Unrealized depreciation on forward foreign currency contracts (Note 7)	—	2,122,041
Net variation margin payable on futures contracts	—	700
Investment advisory fees payable (Note 3)	157,748	102,645
Distribution fees payable (Note 4)	71	32
Shareholder service fees payable (Note 4)	9,350	11,669
Administration fees payable	26,477	26,181
Foreign withholding tax payable	65,272	6,371
Accrued interest expense (Note 5)	1,007	—
Accrued expenses and other payables	109,402	117,718
Total Liabilities	1,211,027	9,724,657
NET ASSETS	$221,999,721	$233,219,555
* Includes value of securities on loan	$102,560	$2,535,158

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2022

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$217,685,457	$276,301,058
Distributable earnings (Accumulated losses)	4,314,264	(43,081,503)

NET ASSETS	$221,999,721	$233,219,555

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$1,036,365	$515,761
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share) †	110,727	59,577
Net asset value, offering and redemption price per share (a)	$9.36	$8.66

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$220,963,356	$232,703,794
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share) †	23,900,331	27,129,013
Net asset value, offering and redemption price per share (a)	$9.25	$8.58

Unaffiliated investments, at cost (Note 2)	$190,849,964	$240,619,909
Investments in affiliated registered investment companies, at cost (Note 5)	$8,406,257	$8,581,911
Foreign currency, at cost	$61,420	$102,088
Premiums received for options written	$—	$128,379

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Year Ended December 31, 2022

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$1,547,798	$2,691,053
Dividends from affiliated registered investment companies (Note 6)	456,354	408,080
Interest	688,747	521,267
Income from securities lending (Note 8)	333	847
Foreign taxes withheld	(2,936)	(23,753)
Total income	2,960,296	3,597,494

EXPENSES:
Investment advisory fee (Note 3)	1,740,703	1,415,178
Shareholder service fees (Note 4)
Institutional Class	81,525	79,418
Investment Class	78,769	3,349
Distribution (12b-1) fees (Note 4)
Investment Class	151,380	12,559
Administration and accounting fees (Note 3)	131,316	111,774
Directors’ fees and expenses (Note 3)	68,679	54,990
Professional fees	51,948	47,454
Pricing costs	43,700	49,414
Registration and filing fees	41,184	39,597
Transfer agent fees (Note 3)	40,014	32,332
Printing expense	37,613	28,288
Custodian fees (Note 3)	20,602	31,799
Insurance expense	18,699	14,966
Other	10,384	10,366
Interest expense (Note 5)	2,458	1,577
Previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser (Note 3)	2,542	—
Total expenses	2,521,516	1,933,061
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(10,446)	(30,491)
Fees paid indirectly (Note 4)	(375)	(82)
Net expenses	2,510,695	1,902,488

Net investment income	179,601	1,695,006

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2022

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$(5,216,218)	$5,655,108
Sale of affiliated investment company shares	(703,523)	(550,396)
Long-term capital gain distribution from affiliated registered investment companies	6,676	5,624
Futures contracts	1,586,814	1,300,359
Swap contracts	(8,024,297)	(1,401,021)
Foreign currency transactions	—	(7,442)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(71,325,906)	(28,925,314)
Investments in affiliated investment company shares	(1,053,962)	(1,134,066)
Futures contracts	171,068	139,803
Swap contracts	(7,755,707)	(2,810,967)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	(178)
Net realized and unrealized losses on investments and foreign currency transactions	(92,315,055)	(27,728,490)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(92,135,454)	$(26,033,484)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2022

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
INVESTMENT INCOME:
Dividends	$154,789	$570,953	$3,406,777
Interest	9,009	3,679	34,731
Income from securities lending (Note 8)	4,405	1,834	28,672
Foreign taxes withheld	(413)	(760)	(195)
Total income	167,790	575,706	3,469,985

EXPENSES:
Investment advisory fee (Note 3)	235,093	248,526	225,120
Shareholder service fees (Note 4)
Institutional Class	26,007	25,387	23,844
Investment Class	6,278	7,997	104,301
Administration and accounting fees (Note 3)	34,894	38,217	146,294
Registration and filing fees	33,215	32,817	44,005
Professional fees	27,684	25,081	47,264
Transfer agent fees (Note 3)	24,741	24,419	37,617
Printing expense	21,483	16,255	20,384
Custodian fees (Note 3)	19,378	15,867	23,456
Distribution (12b-1) fees (Note 4)
Investment Class	18,509	14,916	337,703
Pricing costs	15,117	21,829	61,207
Directors’ fees and expenses (Note 3)	8,401	8,600	65,116
Insurance expense	2,660	2,136	16,392
Other	2,595	2,595	2,649
Interest expense (Note 5)	158	603	5,177
Total expenses	476,213	485,245	1,160,529
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(154,221)	(148,103)	—
Fees paid indirectly (Note 4)	(1,482)	(751)	—
Net expenses	320,510	336,391	1,160,529

Net investment income (loss)	(152,720)	239,315	2,309,456

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2022

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$(2,289,427)	$2,347,919	$8,029,687
Foreign currency transactions	—	—	2
Net change in unrealized depreciation on:
Unaffiliated investments	(9,514,348)	(6,186,858)	(60,425,298)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	—	(2)
Net realized and unrealized losses on investments and foreign currency transactions	(11,803,775)	(3,838,939)	(52,395,611)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,956,495)	$(3,599,624)	$(50,086,155)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2022

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$6,564,380	$210,495
Dividends from affiliated registered investment companies (Note 6)	467,013	1,022,905
Interest	653,448	9,947,228
Income from securities lending (Note 7)	2,714	15,241
Foreign taxes withheld	(770,487)	(17,793)
Total income	6,917,068	11,178,076

EXPENSES:
Investment advisory fee (Note 3)	2,422,095	1,570,012
Custodian fees (Note 3)	295,531	95,717
Administration and accounting fees (Note 3)	165,151	157,192
Shareholder service fees (Note 4)
Institutional Class	102,943	129,218
Investment Class	3,651	2,810
Pricing costs	94,668	275,390
Professional fees	90,040	73,491
Directors’ fees and expenses (Note 3)	70,486	76,132
Registration and filing fees	42,231	42,143
Transfer agent fees (Note 3)	35,856	35,052
Printing expense	25,029	26,075
Insurance expense	19,111	20,160
Other	18,576	11,032
Distribution (12b-1) fees (Note 4)
Investment Class	5,613	4,119
Interest expense (Note 2)	5,332	57
Total expenses	3,396,313	2,518,600
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(359,553)	(159,407)
Fees paid indirectly (Note 4)	(4,667)	—
Net expenses	3,032,093	2,359,193

Net investment income	3,884,975	8,818,883

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2022

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	$(2,188,149)	$(9,315,496)
Foreign capital gains tax	(80,572)	—
Sale of affiliated registered investment company shares	(755,481)	(2,475,758)
Long-term capital gain distribution from affiliated registered investment companies	6,302	21,879
Futures contracts	1,623,370	(513,926)
Forward foreign currency contracts	—	1,256,576
Option contracts written	—	164,386
Swap contracts	(12,394,724)	(372,918)
Swaption contracts	—	570,604
Foreign currency transactions	(61,533)	(147,014)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(48,526,985)	(28,411,432)
Investments in affiliated investment company shares	(1,069,731)	(849,901)
Futures contracts	185,985	179,284
Forward foreign currency contracts	—	(919,325)
Option contracts written	—	16,854
Swap contracts	3,435,507	(273,933)
Swaption contracts	—	(65,753)
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(68,033)	8,080
Net realized and unrealized losses on investments and foreign currency transactions	(59,894,044)	(41,127,793)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(56,009,069)	$(32,308,910)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
OPERATIONS:
Net investment income (loss)	$179,601	$(879,726)	$1,695,006	$1,249,937
Net realized gains (losses) on investments and foreign currency transactions	(12,357,224)	74,765,996	4,996,608	50,273,934
Long-term capital gain distributions from registered investment companies	6,676	10,058	5,624	23,128
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(79,964,507)	(14,986,694)	(32,730,722)	1,574,564
Net increase (decrease) in net assets resulting from operations	(92,135,454)	58,909,634	(26,033,484)	53,121,563

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(9,109,456)	(16,133,735)	(408,074)	(624,176)
Institutional Class shares	(22,592,876)	(34,585,139)	(17,499,912)	(23,610,544)
Total distributions to shareholders	(31,702,332)	(50,718,874)	(17,907,986)	(24,234,720)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	865,160	968,034	175,518	316,336
Shares issued as reinvestment of distributions	8,855,669	15,659,535	361,915	561,711
Shares redeemed	(9,266,215)	(8,946,272)	(1,441,090)	(1,049,643)
Net increase (decrease) in net assets from Investment Class share transactions	454,614	7,681,297	(903,657)	(171,596)

Institutional Class shares:
Shares sold	31,037,822	22,374,699	12,449,210	34,484,987
Shares issued as reinvestment of distributions	22,014,433	33,428,919	17,328,955	23,417,240
Shares redeemed	(25,224,210)	(39,451,647)	(44,549,949)	(50,315,675)
Net increase (decrease) in net assets from Institutional Class share transactions	27,828,045	16,351,971	(14,771,784)	7,586,552

Net increase (decrease) in net assets	(95,555,127)	32,224,028	(59,616,911)	36,301,799

NET ASSETS:
Beginning of period	294,587,051	262,363,023	229,355,520	193,053,721
End of period	$199,031,924	$294,587,051	$169,738,609	$229,355,520

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
OPERATIONS:
Net investment income (loss)	$(152,720)	$(292,470)	$239,315	$167,093
Net realized gains (losses) on investments	(2,289,427)	14,832,854	2,347,919	6,614,240
Net change in unrealized appreciation (depreciation) on investments	(9,514,348)	(8,848,254)	(6,186,858)	3,689,452
Net increase (decrease) in net assets resulting from operations	(11,956,495)	5,692,130	(3,599,624)	10,470,785

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(1,239,909)	(3,055,210)	(554,264)	(62,733)
Institutional Class shares	(3,058,605)	(7,240,937)	(2,013,229)	(350,128)
Total distributions to shareholders	(4,298,514)	(10,296,147)	(2,567,493)	(412,861)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	98,802	268,360	81,185	460,415
Shares issued as reinvestment of distributions	1,195,988	2,923,634	545,664	61,789
Shares redeemed	(1,633,568)	(1,860,991)	(939,008)	(557,609)
Net increase (decrease) in net assets from Investment Class share transactions	(338,778)	1,331,003	(312,159)	(35,405)

Institutional Class shares:
Shares sold	1,654,370	2,990,895	983,622	1,650,866
Shares issued as reinvestment of distributions	3,020,962	7,103,020	1,981,113	345,764
Shares redeemed	(4,561,185)	(15,918,223)	(9,121,704)	(14,903,070)
Net increase (decrease) in net assets from Institutional Class share transactions	114,147	(5,824,308)	(6,156,969)	(12,906,440)

Net decrease in net assets	(16,479,640)	(9,097,322)	(12,636,245)	(2,883,921)

NET ASSETS:
Beginning of period	38,962,604	48,059,926	37,098,073	39,981,994
End of period	$22,482,964	$38,962,604	$24,461,828	$37,098,073

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
OPERATIONS:
Net investment income	$2,309,456	$2,035,828	$3,884,975	$2,768,631
Net realized gains (losses) on investments and foreign currency transactions	8,029,689	16,428,052	(13,857,089)	46,489,137
Long-term capital gain distributions from registered investment companies	—	—	6,302	7,876
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(60,425,300)	35,403,175	(46,043,257)	(12,561,481)
Net increase (decrease) in net assets resulting from operations	(50,086,155)	53,867,055	(56,009,069)	36,704,163

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(7,866,548)	(13,848,970)	(9,677)	(543,935)
Institutional Class shares	(2,217,179)	(3,992,279)	(2,043,674)	(49,759,777)
Total distributions to shareholders	(10,083,727)	(17,841,249)	(2,053,351)	(50,303,712)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	9,291,330	13,878,596	452,029	1,060,987
Shares issued as reinvestment of distributions	7,533,667	13,296,783	9,319	508,704
Redemption fees (Note 2)	—	—	95	35
Shares redeemed	(15,721,238)	(16,985,711)	(1,965,437)	(486,162)
Net increase (decrease) in net assets from Investment Class share transactions	1,103,759	10,189,668	(1,503,994)	1,083,564

Institutional Class shares:
Shares sold	31,838,674	3,941,879	21,093,113	35,250,331
Shares issued as reinvestment of distributions	1,799,008	3,508,853	2,023,181	49,330,817
Redemption fees (Note 2)	—	—	9,238	3,870
Shares redeemed	(33,269,208)	(8,215,522)	(39,982,568)	(81,516,365)
Net increase (decrease) in net assets from Institutional Class share transactions	368,474	(764,790)	(16,857,036)	3,068,653

Net increase (decrease) in net assets	(58,697,649)	45,450,684	(76,423,450)	(9,447,332)

NET ASSETS:
Beginning of period	258,193,791	212,743,107	298,423,171	307,870,503
End of period	$199,496,142	$258,193,791	$221,999,721	$298,423,171

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021
OPERATIONS:
Net investment income	$8,818,883	$8,336,969
Net realized gains (losses) on investments and foreign currency transactions	(10,833,546)	1,451,750
Long-term capital gain distributions from registered investment companies	21,879	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(30,316,126)	(7,873,593)
Net increase (decrease) in net assets resulting from operations	(32,308,910)	1,915,126

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 11):
Investment Class shares	(41,208)	(70,372)
Institutional Class shares	(8,881,215)	(11,875,158)
Total distributions to shareholders	(8,922,423)	(11,945,530)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 9):
Investment Class shares:
Shares sold	289,040	528,790
Shares issued as reinvestment of distributions	40,427	68,253
Shares redeemed	(1,659,497)	(395,778)
Net increase (decrease) in net assets from Investment Class share transactions	(1,330,030)	201,265

Institutional Class shares:
Shares sold	15,158,563	42,508,646
Shares issued as reinvestment of distributions	8,790,442	11,777,165
Shares redeemed	(51,514,443)	(49,779,459)
Net increase (decrease) in net assets from Institutional Class share transactions	(27,565,438)	4,506,352

Net decrease in net assets	(70,126,801)	(5,322,787)

NET ASSETS:
Beginning of period	303,346,356	308,669,143
End of period	$233,219,555	$303,346,356

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$44.34		$44.34		$38.88		$33.33		$39.53

Income (loss) from investment operations:
Net investment loss (a)	(0.05)		(0.27)		(0.19)		(0.15)		(0.20)
Net realized and unrealized gains (losses) on investments	(13.71)		10.33		15.00		9.61		(0.35)
Total from investment operations	(13.76)		10.06		14.81		9.46		(0.55)

Less distributions:
From net investment income	—		—		—		—		—
From realized capital gains	(5.26)		(10.06)		(9.35)		(3.91)		(5.65)
Total distributions	(5.26)		(10.06)		(9.35)		(3.91)		(5.65)

Net asset value, end of period	$25.32		$44.34		$44.34		$38.88		$33.33

Total return (b)	(31.74%)		23.03%		38.82%		28.61%		(1.90%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$51,110		$86,217		$77,659		$64,470		$56,671
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.30	%(d)	1.30	%(d)	1.30	%(d)	1.30	%(d)	1.31%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(e)	1.31%		1.30%		1.31%		1.32%		1.31%
Net investment loss (f)	(0.15%)		(0.55%)		(0.43%)		(0.37%)		(0.48%)
Portfolio turnover rate	75%		85%		84%		43%		69%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.30%, 1.30%, 1.30% and 1.30% for the years ended December 31, 2022, 2021, 2020, and 2019, respectively (Note 3).

(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31%, 1.30%, 1.31% 1.32%, and 1.31%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$51.72		$50.18		$42.99	$36.41	$42.53

Income (loss) from investment operations:
Net investment income (loss) (a)	0.07		(0.12)		(0.06)	(0.03)	(0.07)
Net realized and unrealized gains (losses) on investments (b)	(16.06)		11.72		16.65	10.52	(0.40)
Total from investment operations	(15.99)		11.60		16.59	10.49	(0.47)

Less distributions:
From net investment income	(0.04)		—		(0.05)	—	—
From realized capital gains	(5.26)		(10.06)		(9.35)	(3.91)	(5.65)
Total distributions	(5.30)		(10.06)		(9.40)	(3.91)	(5.65)

Net asset value, end of period	$30.43		$51.72		$50.18	$42.99	$36.41

Total return (c)	(31.53%)		23.42%		39.25%	29.02%	(1.58%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$147,922		$208,370		$184,704	$146,459	$148,029
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.00	%(g)	0.97	%(g)	0.98%	1.00%	0.98%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)(e)	1.00%		0.97%		0.98%	1.00%	0.99%
Net investment income (loss) (f)	0.17%		(0.22%)		(0.12%)	(0.07%)	(0.16%)
Portfolio turnover rate	75%		85%		84%	43%	69%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.00%, 0.97%, 0.98%, 1.00%, and 0.99%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.
(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investments advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.00% and 0.97% for the years ended December 31, 2022 and 2021, respectively (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$22.29	$19.75	$20.11	$17.22	$21.18

Income (loss) from investment operations:
Net investment income (a)	0.12	0.05	0.22	0.31	0.29
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.62)	4.99	(0.39)	3.74	(2.73)
Total from investment operations	(2.50)	5.04	(0.17)	4.05	(2.44)

Less distributions:
From net investment income	(0.21)	(0.28)	—	(0.32)	(0.29)
From realized capital gains	(1.74)	(2.22)	(0.19)	(0.84)	(1.23)
Total distributions	(1.95)	(2.50)	(0.19)	(1.16)	(1.52)

Net asset value, end of period	$17.84	$22.29	$19.75	$20.11	$17.22

Total return (b)	(11.46%)	25.82%	(0.81%)	23.63%	(11.71%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,029	$6,068	$5,509	$6,070	$5,137
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.29%	1.32%	1.32%	1.26%	1.24%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(d)	1.29%	1.32%	1.32%	1.26%	1.24%
Net investment income (e)	0.62%	0.24%	1.32%	1.61%	1.40%
Portfolio turnover rate	38%	87%	77%	48%	65%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.29%, 1.32%, 1.32%, 1.26%, and 1.24% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$22.29	$19.56	$19.86	$17.01	$20.95

Income (loss) from investment operations:
Net investment income (a)	0.18	0.13	0.28	0.36	0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.80)	5.14	(0.39)	3.71	(2.71)
Total from investment operations	(2.62)	5.27	(0.11)	4.07	(2.36)

Less distributions:
From net investment income	(0.27)	(0.32)	—	(0.38)	(0.35)
From realized capital gains	(1.74)	(2.22)	(0.19)	(0.84)	(1.23)
Total distributions	(2.01)	(2.54)	(0.19)	(1.22)	(1.58)

Net asset value, end of period	$17.66	$22.29	$19.56	$19.86	$17.01

Total return (b)	(11.97%)	27.26%	(0.52%)	23.99%	(11.47%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$165,710	$223,288	$187,545	$186,069	$182,553
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.00%	0.99%	0.99%	0.98%	0.97%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(d)	1.02%	0.99%	0.99%	0.98%	0.97%
Net investment income (e)	0.92%	0.57%	1.65%	1.88%	1.70%
Portfolio turnover rate	38%	87%	77%	48%	65%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses before fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.02%, 0.99%, 0.98%, 0.98%, and 0.97% for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2022		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$25.11		$30.94	$27.09	$21.71		$25.05

Income (loss) from investment operations:
Net investment loss (a)	(0.14)		(0.29)	(0.24)	(0.17)		(0.17)
Net realized and unrealized gains (losses) on investments	(7.65)		4.07	7.84	6.07		(1.75)
Total from investment operations	(7.79)		3.78	7.60	5.90		(1.92)

Less distributions:
From realized capital gains	(3.53)		(9.61)	(3.75)	(0.52)		(1.42)

Net asset value, end of period	$13.79		$25.11	$30.94	$27.09		$21.71

Total return (b)	(31.59%)		13.07%	28.98%	27.23%		(7.87%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,938		$10,817	$11,128	$9,823		$8,162
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.34	%(e)	1.35%	1.35%	1.35	%(c)	1.35%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.87%		1.63%	1.63%	1.54%		1.54%
Net investment loss	(0.74%)		(0.88%)	(0.91%)	(0.67%)		(0.65%)
Portfolio turnover rate	57%		65%	50%	67%		92%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Advisor. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2019 (Note 3).

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.86%, 1.63%, 1.63%, 1.53%, and 1.54%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2022 (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2022		Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$29.12		$34.40	$29.70	$23.70		$27.14

Income (loss) from investment operations:
Net investment loss (a)	(0.11)		(0.24)	(0.19)	(0.12)		(0.11)
Net realized and unrealized gains (losses) on investments	(8.90)		4.57	8.64	6.64		(1.91)
Total from investment operations	(9.01)		4.33	8.45	6.52		(2.02)

Less distributions:
From realized capital gains	(3.53)		(9.61)	(3.75)	(0.52)		(1.42)

Net asset value, end of period	$16.58		$29.12	$34.40	$29.70		$23.70

Total return (b)	(31.42%)		13.36%	29.30%	27.56%		(7.63%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$16,545		$28,146	$36,932	$53,301		$44,603
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.09	%(e)	1.10%	1.10%	1.10	%(c)	1.10%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.67%		1.38%	1.36%	1.27%		1.27%
Net investment loss	(0.48%)		(0.64%)	(0.66%)	(0.43%)		(0.37%)
Portfolio turnover rate	57%		65%	50%	67%		92%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Advisor. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.66%, 1.37%, 1.36%, 1.26%, and 1.27%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2022 (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$28.06	$21.45	$21.85	$18.13	$22.99

Income (loss) from investment operations:
Net investment income (a)	0.17	0.07	0.06	0.14	0.05
Net realized and unrealized gains (losses) on investments (b)	(3.01)	6.80	0.03	3.72	(3.77)
Total from investment operations	(2.84)	6.87	0.09	3.86	(3.72)

Less distributions:
From net investment income	(0.18)	(0.24)	—	(0.14)	(0.05)
From realized capital gains	(2.35)	(0.02)	(0.49)	—	(1.09)
Total distributions	(2.53)	(0.26)	(0.49)	(0.14)	(1.14)

Net asset value, end of period	$22.69	$28.06	$21.45	$21.85	$18.13

Total return (c)	(10.33%)	32.04%	0.47%	21.32%	(16.35%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,189	$6,751	$5,186	$5,355	$4,792
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.35%	1.35%	1.35%	1.35%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.89%	1.75%	1.84%	1.56%	1.57%
Net investment income	0.66%	0.28%	0.36%	0.69%	0.21%
Portfolio turnover rate	52%	45%	54%	168%	74%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.88%, 1.75%, 1.84%, 1.55%, and 1.58%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$28.78	$21.99	$22.33	$18.53		$23.49

Income (loss) from investment operations:
Net investment income (a)	0.23	0.13	0.11	0.19		0.11
Net realized and unrealized gains (losses) on investments (b)	(3.09)	7.00	0.04	3.81		(3.88)
Total from investment operations	(2.86)	7.13	0.15	4.00		(3.77)

Less distributions:
From net investment income	(0.25)	(0.32)	—	(0.20)		(0.10)
From realized capital gains	(2.35)	(0.02)	(0.49)	—		(1.09)
Total distributions	(2.60)	(0.34)	(0.49)	(0.20)		(1.19)

Net asset value, end of period	$23.32	$28.78	$21.99	$22.33		$18.53

Total return (c)	(10.13%)	32.40%	0.73%	21.60%		(16.17%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,273	$30,347	$34,796	$55,078		$46,948
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.10%	1.10%	1.10	%(d)	1.10%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.60%	1.46%	1.52%	1.28%		1.26%
Net investment income	0.86%	0.49%	0.59%	0.92%		0.53%
Portfolio turnover rate	52%	45%	54%	168%		74%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.60%, 1.46%, 1.51%, 1.27%, and 1.27%, for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$29.40	$25.14	$22.93	$18.58	$20.83

Income (loss) from investment operations:
Net investment income (a)	0.25	0.23	0.26	0.31	0.31
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(5.80)	6.16	4.25	5.20	(1.45)
Total from investment operations	(5.55)	6.39	4.51	5.51	(1.14)

Less distributions:
From net investment income	(0.25)	(0.22)	(0.26)	(0.30)	(0.30)
From realized capital gains	(0.92)	(1.91)	(2.04)	(0.86)	(0.81)
Total distributions	(1.17)	(2.13)	(2.30)	(1.16)	(1.11)

Net asset value, end of period	$22.68	$29.40	$25.14	$22.93	$18.58

Total return (b)	(18.98%)	25.59%	19.93%	29.74%	(5.60%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$157,124	$202,121	$164,172	$162,114	$134,197
Operating expenses	0.57%	0.52%	0.61%	0.62%	0.60%
Net investment income	0.98%	0.81%	1.13%	1.34%	1.42%
Portfolio turnover rate	21%	9%	9%	3%	1%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018
Net asset value, beginning of period	$29.42	$25.15	$22.93	$18.58	$20.83

Income (loss) from investment operations:
Net investment income (a)	0.30	0.29	0.33	0.37	0.37
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(5.81)	6.17	4.26	5.20	(1.46)
Total from investment operations	(5.51)	6.46	4.59	5.57	(1.09)

Less distributions:
From net investment income	(0.30)	(0.28)	(0.33)	(0.36)	(0.35)
From realized capital gains	(0.92)	(1.91)	(2.04)	(0.86)	(0.81)
Total distributions	(1.22)	(2.19)	(2.37)	(1.22)	(1.16)

Net asset value, end of period	$22.69	$29.42	$25.15	$22.93	$18.58

Total return (b)	(18.83%)	25.85%	20.28%	30.08%	(5.32%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$42,372	$56,073	$48,571	$40,266	$32,110
Operating expenses	0.35%	0.31%	0.31%	0.33%	0.33%
Net investment income	1.17%	1.02%	1.44%	1.61%	1.70%
Portfolio turnover rate	21%	9%	9%	3%	1%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$11.64		$12.38		$11.37		$9.32		$11.19

Income (loss) from investment operations:
Net investment income (a)	0.13		0.09		0.05		0.12		0.10
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.32)		1.41		1.81		2.07		(1.51)
Total from investment operations	(2.19)		1.50		1.86		2.19		(1.41)

Less distributions:
From net investment income	—		(0.39)		(0.02)		(0.14)		(0.04)
From realized capital gains	(0.09)		(1.85)		(0.83)		—		(0.42)
Total distributions	(0.09)		(2.24)		(0.85)		(0.14)		(0.46)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$9.36		$11.64		$12.38		$11.37		$9.32

Total return (c)	(18.88%)		12.48%		16.55%		23.52%		(12.66%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,037		$3,269		$2,438		$2,612		$2,789
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.50%		1.50%		1.50%		1.50%		1.51	%(e)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.75	%(f)	1.76	%(f)	1.69	%(f)	1.63	%(f)	1.59%
Net investment income (g)	1.36%		0.65%		0.44%		1.21%		1.02%
Portfolio turnover rate	48%		53%		61%		54%		96%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.50% for the year ended December 31, 2018 (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.75%, 1.76%, 1.69% and 1.63% for the years ended December 31, 2022 2021, 2020 and 2019, respectively (Note 4).

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2022		Year Ended 12/31/2021		Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$11.47		$12.20		$11.19		$9.19		$11.04

Income (loss) from investment operations:
Net investment income (a)	0.15		0.12		0.08		0.14		0.13
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(2.28)		1.39		1.78		2.05		(1.49)
Total from investment operations	(2.13)		1.51		1.86		2.19		(1.36)

Less distributions:
From net investment income	—		(0.39)		(0.02)		(0.19)		(0.07)
From realized capital gains	(0.09)		(1.85)		(0.83)		—		(0.42)
Total distributions	(0.09)		(2.24)		(0.85)		(0.19)		(0.49)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)

Net asset value, end of period	$9.25		$11.47		$12.20		$11.19		$9.19

Total return (c)	(18.63%)		12.78%		16.82%		23.81%		(12.39%)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$220,963		$295,154		$305,433		$387,493		$383,682
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.25%		1.25%		1.25%		1.25	%(e)	1.27	%(e)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.40	%(f)	1.38	%(f)	1.32	%(f)	1.29	%(f)	1.25%
Net investment income (g)	1.57%		0.90%		0.71%		1.39%		1.28%
Portfolio turnover rate	48%		53%		61%		54%		96%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.40%, 1.38%, 1.31% and 1.28% for the years ending December 31, 2022, 2021, 2020 and 2019, respectively (Note 4).

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$10.08	$10.39	$10.42		$9.88		$10.25

Income (loss) from investment operations:
Net investment income (a)	0.27	0.26	0.33		0.35		0.32
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(1.40)	(0.22)	0.03		0.58		(0.39)
Total from investment operations	(1.13)	0.04	0.36		0.93		(0.07)

Less distributions:
From net investment income	(0.29)	(0.26)	(0.35)		(0.39)		(0.30)
From realized capital gains	—	(0.09)	(0.04)		—		—
Total distributions	(0.29)	(0.35)	(0.39)		(0.39)		(0.30)

Net asset value, end of period	$8.66	$10.08	$10.39		$10.42		$9.88

Total return (c)	(11.18%)	0.40%	3.59	%(d)	9.58	%(d)	(0.65	%)(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$516	$2,136	$1,998		$1,913		$1,864
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.15%	1.15%	1.15%		1.18	%(f)	1.16%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.32%	1.31%	1.29%		1.26%		1.20%
Net investment income (g)	2.95%	2.49%	3.24%		3.37%		3.02%
Portfolio turnover rate	78%	109%	104%		89%		177%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Ratio does not include expenses from underlying funds.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.15% for the year ended December 31, 2019.

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018
Net asset value, beginning of period	$9.99	$10.33	$10.37		$9.83		$10.22

Income (loss) from investment operations:
Net investment income (a)	0.31	0.28	0.35		0.38		0.35
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	(1.40)	(0.22)	0.03		0.58		(0.40)
Total from investment operations	(1.09)	0.06	0.38		0.96		(0.05)

Less distributions:
From net investment income	(0.32)	(0.31)	(0.38)		(0.42)		(0.34)
From realized capital gains	—	(0.09)	(0.04)		—		—
Total distributions	(0.32)	(0.40)	(0.42)		(0.42)		(0.34)

Net asset value, end of period	$8.58	$9.99	$10.33		$10.37		$9.83

Total return (c)	(10.91%)	0.63%	3.77	%(d)	9.94	%(d)	(0.43	%)(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$232,704	$301,210	$306,671		$295,437		$312,201
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	0.90%	0.90%	0.90%		0.92	%(f)	0.90%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	0.96%	0.92%	0.92%		0.92%		0.90%
Net investment income (g)	3.37%	2.75%	3.48%		3.66%		3.48%
Portfolio turnover rate	78%	109%	104%		89%		177%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(e)	Ratio does not include expenses from underlying funds.
(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 0.89% for the year ended December 31, 2019.

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements December 31, 2022

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Large Company Growth Portfolio is an open-end non-diversified investment company. The Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are open-end diversified investment companies. The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to seek capital appreciation.

The investment objective of Large Company Value Portfolio is to seek capital appreciation.

The investment objective of Small Company Growth Portfolio is to seek capital appreciation.

The investment objective of Small Company Value Portfolio is to seek capital appreciation.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is to seek capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

The end of the reporting period for the Portfolios is December 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2022 (the “current fiscal period”).

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures, swaptions and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and ask prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and ask prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Adviser’s Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of Wilshire Advisors LLC (the “Adviser”), one of whom is an officer of the Company. The Adviser has been named the valuation designee to implement the daily pricing and fair valuation procedures of the Portfolios. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses a third-party pricing agent who provides a daily fair value for foreign securities. In the event that the Adviser believes that the fair values provided are not reliable, the Adviser may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the current fiscal period, there have been no significant changes to the Portfolios’ fair value methodologies.

The following is a summary of the inputs used to value the Portfolios’ investments as of the end of the current fiscal period:

Large Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$160,078,851	$—	$—		$160,078,851
U.S. Treasury Obligations	—	1,040,853	—		1,040,853
Agency Mortgage-Backed Obligations Interest-Only Strips	—	250,792	—		250,792
Non-Agency Mortgage-Backed Obligations	—	3,662,276	—		3,662,276
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	254,776	—		254,776
Asset-Backed Securities	—	2,878,182	—		2,878,182
Collateralized Loan Obligations	—	4,788,155	—		4,788,155
Corporate Bonds	—	8,010,000	—		8,010,000
Affiliated Registered Investment Companies	7,987,630	—	—		7,987,630
Right	—	—	—	*	—
Total	$168,066,481	$20,885,034	$—		$188,951,515
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$38,887	$—	$—		$38,887
Total Assets	$38,887	$—	$—		$38,887
Liabilities
Unrealized depreciation on futures contracts	$(779)	$—	$—		$(779)
Unrealized depreciation on swap contracts	—	(1,662,547)	—		(1,662,547)
Total Liabilities	$(779)	$(1,662,547)	$—		$(1,663,326)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$136,667,040	$—	$—	$136,667,040
U.S. Treasury Obligations	—	933,292	—	933,292
Agency Mortgage-Backed Obligations Interest-Only Strips	—	121,775	—	121,775
Non-Agency Mortgage-Backed Obligations	—	2,894,907	—	2,894,907
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	106,501	—	106,501
Asset-Backed Securities	—	2,366,746	—	2,366,746
Collateralized Loan Obligations	—	3,766,128	—	3,766,128
Corporate Bonds	—	5,144,717	—	5,144,717
Affiliated Registered Investment Companies	7,211,274	—	—	7,211,274
Total	$143,878,314	$15,334,066	$—	$159,212,380
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$34,325	$—	$—	$34,325
Unrealized appreciation on swap contracts	—	397,322	—	397,322
Total Assets	$34,325	$397,322	$—	$431,647
Liabilities
Unrealized depreciation on futures contracts	$(520)	$—	$—	$(520)
Unrealized depreciation on swap contracts	—	(3,919)	—	(3,919)
Total Liabilities.	$(520)	$(3,919)	$—	$(4,439)

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$21,978,710	$—	$—	*	$21,978,710
Total	$21,978,710	$—	$—		$21,978,710

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$24,206,486	$—	$—	$24,206,486
Total	$24,206,486	$—	$—	$24,206,486

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$197,635,298	$—	$—	*	$197,635,298
Warrant	39	—	—		39
Right	—	—	—	*	—
Total	$197,635,337	$—	$—		$197,635,337

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks
Australia	$27,401	$4,637,465	$—		$4,664,866
Austria	—	264,240	—		264,240
Belgium	—	224,122	—		224,122
Brazil	2,279,673	—	—		2,279,673
Britain	360,028	17,947,838	—		18,307,866
Canada	9,911,784	—	—		9,911,784
Chile	132,364	—	—		132,364
China	2,207,169	7,376,375	—		9,583,544
Colombia	10,511	—	—		10,511
Czech Republic	—	32,360	—		32,360
Denmark	—	5,484,781	—		5,484,781
Egypt	112,609	44,841	—		157,450
Finland	—	2,705,086	—		2,705,086
France	—	16,062,085	—		16,062,085
Georgia	—	53,956	—		53,956
Germany	36,425	6,504,510	—		6,540,935
Gibraltar	—	21,733	—		21,733
Greece	44,234	53,054	—	*	97,288
Hong Kong	80,975	5,362,286	—		5,443,261
India	1,375,379	3,818,575	—		5,193,954
Indonesia	—	497,391	—		497,391
Ireland	2,785,811	2,635,250	—		5,421,061
Isle Of Man	—	62,010	—		62,010
Israel	86,324	281,220	—		367,544
Italy	44,781	4,471,198	—		4,515,979
Japan	—	23,444,022	—		23,444,022
Jersey	—	46,295	—		46,295
Luxembourg	—	1,267,953	—		1,267,953
Malaysia	—	468,097	—		468,097
Mauritius	—	94,660	—		94,660
Mexico	850,247	—	—		850,247
Netherlands	1,163,832	7,060,747	—		8,224,579
New Zealand	—	265,800	—		265,800
Norway	—	801,708	—		801,708
Philippines	—	301,431	—		301,431
Poland	—	229,758	—		229,758
Portugal	—	315,628	—		315,628
Qatar	—	29,206	—		29,206
Russia	—	—	—	*	—
Saudi Arabia	—	254,674	—		254,674
Singapore	10,414	1,748,623	—		1,759,037
South Africa	—	1,120,434	—		1,120,434
South Korea	—	4,744,908	—		4,744,908
Spain	—	2,043,229	—		2,043,229

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks (Continued)
Sweden	$—	$4,690,444	$—		$4,690,444
Switzerland	—	10,424,007	—		10,424,007
Taiwan	29,765	5,931,038	—		5,960,803
Thailand	556,300	615,431	—		1,171,731
Turkey	—	865,651	—		865,651
United Arab Emirates	—	746,417	—		746,417
United States	7,786,846	—	—		7,786,846
Total Common Stocks	29,892,872	146,050,537	—		175,943,409
Preferred Stocks
Brazil	935,410	—	—		935,410
Colombia	35,571	—	—		35,571
Germany	—	1,128,262	—		1,128,262
Russia	—	—	—	*	—
South Korea	—	411	—		411
Total Preferred Stocks	970,981	1,128,673	—		2,099,654
U.S. Treasury Obligations	—	1,938,200	—		1,938,200
Agency Mortgage-Backed Obligations Interest-Only Strips	—	204,532	—		204,532
Non-Agency Mortgage-Backed Obligations	—	4,375,686	—		4,375,686
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	198,201	—		198,201
Asset-Backed Securities	—	2,946,715	—		2,946,715
Collateralized Loan Obligations	—	3,572,455	—		3,572,455
Corporate Bonds	—	7,766,687	—		7,766,687
Affiliated Registered Investment Companies	7,580,341	—	—		7,580,341
Right	1,006	—	—		1,006
Total	$38,445,200	$168,181,686	$—		$206,626,886
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$42,168	$—	$—		$42,168
Unrealized appreciation on swap contracts	—	4,206,287	—		4,206,287
Total Assets	$42,168	$4,206,287	$—		$4,248,455
Liabilities
Unrealized depreciation on futures contracts	$(774)	$—	$—		$(774)
Unrealized depreciation on swap contracts	—	(4,941)	—		(4,941)
Total Liabilities.	$(774)	$(4,941)	$—		$(5,715)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$21,770,673	$—	$21,770,673
Municipal Bonds	—	32,818	—	32,818
Agency Mortgage-Backed Obligations	—	18,435,408	—	18,435,408
Non-Agency Mortgage-Backed Obligations	—	30,694,637	—	30,694,637
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	4,125,034	—	4,125,034
Asset-Backed Securities	—	13,397,021	—	13,397,021
Collateralized Loan Obligations	—	11,137,980	—	11,137,980
Corporate Bonds	—	47,815,210	—	47,815,210
Foreign Bonds	—	51,205,255	—	51,205,255
Bank Loans	—	10,235,063	—	10,235,063
Common Stocks	346,288	—	—	346,288
Preferred Stocks	2,293,276	275,165	—	2,568,441
Purchased OTC Options	—	49,217	—	49,217
Affiliated Registered Investment Companies	7,522,664	—	—	7,522,664
Total	$10,162,228	$209,173,481	$—	$219,335,709
Other Financial Instruments**
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$1,366,524	$—	$1,366,524
Unrealized appreciation on futures contracts	133,161	—	—	133,161
Unrealized appreciation on swap contracts	—	83,065	—	83,065
Unrealized appreciation on swaption contracts	—	207,999	—	207,999
Total Assets	$133,161	$1,657,588	$—	$1,790,749
Liabilities
Written Options	$—	$(79,791)	$—	$(79,791)
Unrealized depreciation on forward foreign currency contracts	—	(2,122,041)	—	(2,122,041)
Unrealized depreciation on futures contracts	(94,610)	—	—	(94,610)
Unrealized depreciation on swap contracts	—	(351,691)	—	(351,691)
Unrealized depreciation on swaption contracts	—	(270,107)	—	(270,107)
Total Liabilities.	$(94,610)	$(2,823,630)	$—	$(2,918,240)

*	Includes securities that have been fair valued at $0.
**

Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap contracts and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Refer to the Portfolios’ Schedules of Investments for a listing of the securities by industry or sector type. Large Company Value Portfolio, Small Company Value Portfolio, and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of the end of the current fiscal period. Large Company Growth Portfolio held rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Small Company Growth Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Wilshire 5000 IndexSM Fund held common stocks and rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0 and $0, respectively. Wilshire International Equity Fund held common stocks and preferred stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0 and $0, respectively. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of its net assets in Level 3 investments. For the current fiscal period, there were no significant changes into/out of Level 3. The transfers into Level 3 investments for the Wilshire International Equity Fund were immaterial, although the unrealized appreciation/(depreciation) on Russian investments was $(693,196). These securities were impacted by the invasion of Ukraine and sanctions on market conditions in Russia. From the start of the conflict in Ukraine until the end of the current fiscal period, Russian-held investments were valued at a 100 percent discount from their last traded prices. Management has determined the Level 3 investments are not significant to the financial statements and therefore determined further disclosures are not relevant to the financials.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as Cash and cash equivalents on the Statements of Assets and Liabilities. The Portfolios maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes a covered call or put option, an amount equal to the premium received is included as a liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The long and short average monthly notional value of option contracts purchased and written for Wilshire Income Opportunities Fund during the current fiscal period were $11,268,891 and $6,858,319, respectively.

The long and short average monthly notional value of swaption contracts purchased and written for Wilshire Income Opportunities during the current fiscal period were $3,654,675 and $22,127,800, respectively.

Total Return Swaps – The Large Company Growth Portfolio, Large Company Value Portfolio, and the Wilshire International Equity Fund enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). A party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. For financial reporting purposes, the unrealized value of such swaps is netted and displayed on the Statements of Assets and Liabilities. Cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as margin deposits for swap contracts on the Statements of Assets and Liabilities. The Portfolios use

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

swaps to gain equity exposure of the underlying index. The average monthly notional value of over the counter total return swaps for Large Company Growth Portfolio, Large Company Value Portfolio, and Wilshire International Equity Fund during the current fiscal period, were $42,937,281, $38,419,449, and $46,141,589, respectively.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as margin deposits for swap contracts on the Statements of Assets and Liabilities. Net periodic interest payments to be received or paid are accrued and settled daily and are recorded as realized gain (loss) on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the current fiscal period was $8,784,682.

Credit Default Swaps – During the current fiscal period, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of their portfolios, as a duration management technique and to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Portfolios are selling protection, the notional amount approximates the maximum loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The average monthly notional value of credit default swaps in the Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period were as follows:

Portfolio
Large Company Growth Portfolio	$315,898
Large Company Value Portfolio	243,122
Wilshire International Equity Fund	325,778
Wilshire Income Opportunities Fund	2,314,286

Futures Contracts – During the current fiscal period, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund held futures contracts. They may use futures contracts to gain exposure or to hedge asset classes such as currencies and fixed income. These Portfolios may use futures contacts as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Portfolios deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. Variation margin is typically settled daily. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin deposits for futures contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The average

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

monthly notional amount of futures contracts held in Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period, were as follows:

Portfolio	Long Contracts	Short Contracts
Large Company Growth Portfolio	$137,767	$7,823,451
Large Company Value Portfolio	—	5,679,827
Wilshire International Equity Fund	—	8,189,679
Wilshire Income Opportunities Fund	35,173,054	13,635,940

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Mortgage, asset-backed and collateralized loan securities – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolios’ return and result in losses to the Portfolios if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolios incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses a Portfolio experiences with respect to its CLO investments may be an indication of future realized losses.

Stripped Mortgage-Backed Securities (“SMBS”) – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations. The Portfolio currently holds $0 in unfunded loan commitments.

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Foreign currency transactions are related to gains and losses between trade and settlement dates on currency transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The average monthly notional value of forward foreign currency contracts purchased and sold for Wilshire Income Opportunities Fund during the current fiscal period, were $51,254,394 and $69,292,274, respectively.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Centrally Cleared Swaps – For swaps that are centrally cleared, initial margins are posted, and daily changes in fair value are recorded as variation margin at the broker and may be recorded as a payable or receivable on the Statements of Assets and Liabilities as “Net variation margin receivable on swaps” and settled daily against the Portfolio’s margin account. Because the Portfolio’s margin does not leave the brokerage account until recalled, centrally cleared swaps are shown at unrealized appreciation (depreciation) on swap contracts, which closely approximates the accumulated variation margin. Initial margin is determined by each relevant clearing agency and is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. Customer Account Agreements (“CAA”) and related addendums governing the Company’s cleared swap transactions do not provide the Company with legal right of set off and are not associated with a master netting agreement.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund have entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolios to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolios may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolios. For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

The average monthly notional value of over the counter exchange rate volatility swaps for the Wilshire Income Opportunities Fund during the current fiscal period was $836,133.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

The following table presents, by derivative type, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund’s financial derivative instruments net of the related collateral pledged by counterparty at the end of the current fiscal period:

Large Company Growth Portfolio

	Derivative Assets	Derivative Liabilities
Counterparty	Total	Total Return Swaps	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged*	Net Amount
Goldman Sachs Bank, USA	$—	$(1,657,531)	$(1,657,531)	$(1,657,531)	$—	$(1,657,531)
Total	$—	$(1,657,531)	$(1,657,531)	$(1,657,531)	$—	$(1,657,531)

Large Company Value Portfolio

	Derivative Assets		Derivative Liabilities
Counterparty	Total Return Swaps	Total	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged*	Net Amount
Goldman Sachs Bank, USA	$397,322	$397,322	$—	$397,322	$—	$397,322
Total	$397,322	$397,322	$—	$397,322	$—	$397,322

Wilshire International Equity Fund

	Derivative Assets		Derivative Liabilities
Counterparty	Total Return Swaps	Total	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged*	Net Amount
Goldman Sachs Bank, USA	$1,379,252	$1,379,252	$—	$1,379,252	$—	$1,379,252
Morgan Stanley Capital	2,827,035	2,827,035	—	2,827,035	—	2,827,035
Total	$4,206,287	$4,206,287	$—	$4,206,287	$—	$4,206,287

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Wilshire Income Opportunities Fund

	Derivative Assets
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swaptions	Exchange Rate Volatility Swaps		Total
Australia and New Zealand Banking Group Ltd.	$41,523	$—	$—	$—		$41,523
Bank of America, San Francisco	5,555	4,708	52,710	—		62,973
Barclays Capital, Inc.	58,694	692	42,353	—		101,739
BNP Paribas Brokerage Services, Inc.	571	25,987	—	—		26,558
CIBC, Toronto	21,704	—	—	—		21,704
Citigroup	189,967	—	—	—		189,967
Deutsche Bank, London	—	—	22,474	—		22,474
Goldman Sachs Bank, USA	104,880	16,860	13,158	—		134,898
HSBC Bank, USA	94,670	—	—	—		94,670
JPMChase, New York	194,525	—	33,345	—		227,870
Morgan Stanley Capital	333,757	970	43,959	—	**	378,686
Royal Bank of Canada, Toronto	45,191	—	—	—		45,191
Standard Chartered Securities N.A.	52,960	—	—	—		52,960
State Street Bank, Boston	157,218	—	—	—		157,218
UBS AG, Stamford	65,309	—	—	—		65,309
Total	$1,366,524	$49,217	$207,999	$—		$1,623,740

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

	Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Written Options	Swaptions	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged*	Net Amount
Australia and New Zealand Banking Group Ltd	$(11,307)	$—	$—	(11,307)	$30,216	$—	$30,216
Bank of America, San Francisco	(64,254)	(37,751)	(48,551)	(150,556)	(87,583)	—	(87,583)
Barclays Capital, Inc.	(46,094)	—	(46,377)	(92,471)	9,268	—	9,268
BNP Paribas Brokerage Services, Inc.	(17,466)	(6,039)	—	(23,505)	3,053	—	3,053
CIBC, Toronto	(110,404)	—	—	(110,404)	(88,700)	—	(88,700)
Citigroup	(212,493)	—	—	(212,493)	(22,526)	—	(22,526)
Deutsche Bank, London	—	—	(66,574)	(66,574)	(44,100)	—	(44,100)
Goldman Sachs Bank, USA	(34,575)	(4,278)	(20,155)	(59,008)	75,890	—	75,890
HSBC Bank, USA	(314,447)	—	—	(314,447)	(219,777)	—	(219,777)
JPMChase, New York	(269,593)	—	(49,734)	(319,327)	(91,457)	—	(91,457)
Morgan Stanley Capital	(216,599)	(31,723)	(38,716)	(287,038)	91,648	—	91,648
Royal Bank of Canada, Toronto	(166,625)	—	—	(166,625)	(121,434)	—	(121,434)
Standard Chartered Securities N.A.	(108,593)	—	—	(108,593)	(55,633)	—	(55,633)
State Street Bank, Boston	(154,323)	—	—	(154,323)	2,895	—	2,895
UBS AG, Stamford	(395,268)	—	—	(395,268)	(329,959)	—	(329,959)
Total	$(2,122,041)	$(79,791)	$(270,107)	$(2,471,939)	$(848,199)	$—	$(848,199)

*	Actual collateral pledged, or margin deposits in the case of futures contracts, may be larger than than reported in order to satisfy broker or exchange requirements.
**	Includes contracts that have unrealized appreciation totaling $0.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated registered investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid at least once a year. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least once a year. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the current fiscal period and the year ended December 31, 2021, Wilshire International Equity Fund collected $9,333 and $3,905, respectively, in redemption fees.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

The Adviser has entered into expense limitation agreements with Large Company Growth Portfolio and Large Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses,

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These agreements to limit expenses continue through at least April 30, 2023. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the current fiscal period, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fee Reductions/ Reimbursements	Fees Recouped
Large Company Growth Portfolio	$10,446	$2,542
Large Company Value Portfolio	30,491	—
Small Company Growth Portfolio	154,221	—
Small Company Value Portfolio	148,103	—
Wilshire International Equity Fund	359,553	—
Wilshire Income Opportunities Fund	159,407	—

As of the end of the current fiscal period, the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $23,339, $30,491, $389,725, $445,460, $936,499, and $294,571, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

Portfolio	December 31, 2023	December 31, 2024	December 31 2025
Large Company Growth Portfolio	$11,273	$1,620	$10,446
Large Company Value Portfolio	—	—	30,491
Small Company Growth Portfolio	122,904	112,600	154,221
Small Company Value Portfolio	163,436	133,921	148,103
Wilshire International Equity Fund	204,357	372,589	359,553
Wilshire Income Opportunities Fund	58,126	77,038	159,407

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Pzena Investment Management, LLC (“Pzena”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”), Ranger Investment Management, LLC (“Ranger”), AllianceBernstein, L.P. (“AllianceBernstein”), Granahan Investment Management, Inc. (“Granahan”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC (“Voya”), Manulife Asset Management (US) LLC (“Manulife”), Lazard Asset Management

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

LLC (“Lazard”), Hotchkis & Wiley Capital Management, LLC (“H&W”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), and Fred Alger Management, LLC (“Alger Management”), (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, AllianceBernstein, Alger Management and Voya each manage a portion of Large Company Growth Portfolio. L.A. Capital, H&W, MFS and Voya each manage a portion of Large Company Value Portfolio. L.A. Capital, Ranger, and Granahan each manage a portion of Small Company Growth Portfolio. L.A. Capital, H&W and Diamond Hill each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena, Lazard, WCM and Voya each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the current fiscal period, there were no such transactions by the Portfolios.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Compass Distributors, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers’ and Directors’ Expenses – The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $56,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: a quarterly Board meeting or a special in-person Board meeting fee of $6,000 for Independent Directors and $7,000 for the Board chair; a virtual special Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board chair; and a virtual special Committee meeting fee of $1,500.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose of financing any activity intended to result in the sale of Investment Class Shares. During the current fiscal period, the distribution and service fee expenses incurred by the Investment Class of the Portfolios was 0.25% of the respective average net assets of the Investment Class of each Portfolio, except Large Company Growth Portfolio and Wilshire 5000 IndexSM Fund. Large Company Growth Portfolio and Wilshire 5000 IndexSM Fund incurred distribution and service fee expenses totaling 0.24% and 0.20% of the average net assets of their Investment Class Shares, respectively.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the current fiscal period, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.124%	0.048%
Large Company Value Portfolio	0.067%	0.043%
Small Company Growth Portfolio	0.085%	0.128%
Small Company Value Portfolio	0.134%	0.109%
Wilshire 5000 IndexSM Fund	0.061%	0.045%
Wilshire International Equity Fund	0.163%	0.043%
Wilshire Income Opportunities Fund	0.171%	0.050%

Fees paid indirectly – The Company has a brokerage commission recapture program with Cowen and Company, LLC (“Cowen”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to Cowen are used to reduce the Portfolios’ expenses. Under such program, Cowen, as introducing broker, retains a portion of the Portfolios’ commissions.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Such commissions rebated to the Portfolios during the current fiscal period were as follows:

Large Company Growth Portfolio	$375
Large Company Value Portfolio	82
Small Company Growth Portfolio	1,482
Small Company Value Portfolio	751
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	4,667
Wilshire Income Opportunities Fund	—

For the current fiscal period, Cowen retained the following commissions:

Large Company Growth Portfolio	$41
Large Company Value Portfolio	241
Small Company Growth Portfolio	333
Small Company Value Portfolio	244
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	1,174
Wilshire Income Opportunities Fund	—

5. Line of Credit.

The Company and the Wilshire Variable Insurance Trust have a $75,000,000 umbrella line of credit (the “Line”), which is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities. Borrowings made by a Portfolio are secured by the Portfolio’s assets. The Line has a one-year term and is reviewed annually by the Board of Directors. The Line matures, unless renewed, on January 5, 2024. Interest

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

is charged at the prime rate, which was 7.50% as of the end of the current fiscal period. The Portfolios did not have any outstanding borrowings as of the end of the current fiscal period. During the current fiscal period, the Portfolios’ Line activity was as follows:

Fund	Average Interest Rate	Interest Expense	Maximum Borrowings	Maximum Borrowing Date	Average Borrowings
Large Company Growth Portfolio	6.86%	$2,458	$8,148,000	November 3, 2022	$34,868
Large Company Value Portfolio	5.83%	1,577	1,418,000	May 19, 2022	23,184
Small Company Growth Portfolio	6.60%	158	331,000	December 14, 2022	2,293
Small Company Value Portfolio	4.15%	603	1,326,000	May 18, 2022	14,274
Wilshire 5000 IndexSM Fund	3.54%	5,177	8,842,000	April 29, 2022	144,307
Wilshire International Equity Fund	5.48%	5,332	11,491,000	November 3, 2022	95,888
Wilshire Income Opportunities Fund	4.00%	57	509,000	May 17, 2022	1,395

6. Investment Transactions.

During the current fiscal period, aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, short sales and purchases to cover short sales, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$162,271,722	$164,695,575
Large Company Value Portfolio	64,191,113	92,734,129
Small Company Growth Portfolio	15,763,732	19,727,207
Small Company Value Portfolio	15,167,765	23,596,635
Wilshire 5000 IndexSM Fund	47,531,758	51,989,374
Wilshire International Equity Fund	105,827,281	125,364,703
Wilshire Income Opportunities Fund	69,496,928	88,386,738

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Purchases and sales and maturities of long-term U.S. Government securities during the current fiscal period were:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$3,570,582	$3,238,062
Large Company Value Portfolio	2,063,341	1,789,593
Wilshire International Equity Fund	4,192,348	3,621,862
Wilshire Income Opportunities Fund	120,353,398	124,635,674

Due to Voya managing a portion of Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period, certain securities held by such Portfolios are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the current fiscal period, and the value of such investments as of the end of the current fiscal period, were as follows:

Large Company Growth Portfolio

Fund	Value as of December 31, 2021	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2022	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$2,240,592	$98,014	$(1,000,000)	$(404,891)	$(139,469)	$794,246	$96,012	$—
Voya High Yield Bond Fund - Class P .	2,082,421	92,874	(1,000,000)	(81,832)	(207,697)	885,766	82,096	6,676
Voya Investment Grade Credit Fund - Class P .	906,202	879,195	(900,000)	(194,303)	(45,170)	645,924	30,357	—
Voya Securitized Credit Fund - Class P	8,549,478	246,339	(2,450,000)	(22,497)	(661,626)	5,661,694	247,889	—
	$13,778,693	$1,316,422	$(5,350,000)	$(703,523)	$(1,053,962)	$7,987,630	$456,354	$6,676

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Large Company Value Portfolio

Fund	Value as of December 31, 2021	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2022	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$1,722,723	$74,761	$(800,000)	$(323,887)	$(96,394)	$577,203	$72,921	$—
Voya High Yield Bond Fund - Class P	1,610,581	77,007	(700,000)	(70,399)	(171,110)	746,079	68,566	5,624
Voya Investment Grade Credit Fund - Class P	2,083,715	769,855	(400,000)	(89,894)	(398,529)	1,965,147	74,717	—
Voya Securitized Credit Fund - Class P	6,763,832	193,262	(2,500,000)	(66,216)	(468,033)	3,922,845	191,876	—
	$12,180,851	$1,114,885	$(4,400,000)	$(550,396)	$(1,134,066)	$7,211,274	$408,080	$5,624

Wilshire International Equity Fund

Fund	Value as of December 31, 2021	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2022	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Currency Debt Fund - Class P	$2,298,725	$98,445	$(1,150,000)	$(466,896)	$(99,715)	$680,559	$95,348	$—
Voya High Yield Bond Fund - Class P	2,479,447	105,608	(1,400,000)	(130,845)	(218,117)	836,093	92,998	6,302
Voya Investment Grade Credit Fund - Class P	709,584	924,750	(900,000)	(174,216)	(33,410)	526,708	25,754	—
Voya Securitized Credit Fund - Class P	9,085,479	253,515	(3,100,000)	16,476	(718,489)	5,536,981	252,913	—
	$14,573,235	$1,382,318	$(6,550,000)	$(755,481)	$(1,069,731)	$7,580,341	$467,013	$6,302

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

Wilshire Income Opportunities Fund

Fund	Value as of December 31, 2021	Purchases	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2022	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Corporate Debt Fund - Class P	$—	$933,146	$—	$—	$(136,189)	$796,957	$35,083	$1,540
Voya Emerging Markets Hard Currency Debt Fund - Class P	5,128,114	210,056	(2,700,000)	(814,171)	(374,683)	1,449,316	202,254	—
Voya Floating Rate Fund - Class P	12,081,644	425,348	(9,200,000)	(977,695)	248,863	2,578,160	403,782	—
Voya High Yield Bond Fund - Class P	3,965,944	5,404,071	(5,400,000)	(683,892)	(587,892)	2,698,231	381,786	20,339
	$21,175,702	$6,972,621	$(17,300,000)	$(2,475,758)	$(849,901)	$7,522,664	$1,022,905	$21,879

7. Derivative Transactions.

Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 IndexSM Fund did not hold any derivative instruments as of or during the current fiscal period.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

At the end of the current fiscal period, Large Company Growth Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable on futures contracts	$38,887	Net variation margin receivable on futures contracts	$(779)
Credit	Centrally cleared credit default swap contracts*	N/A	—	Net variation margin receivable on swap contracts	(5,016)
Equity	Total return swap contracts	N/A	—	Net unrealized depreciation on swap contracts	(1,657,531)
			$38,887		$(1,663,326)

*

Includes cumulative appreciation (depreciation) as reported on the Schedule of Futures Contracts and Schedule of Centrally Cleared Credit Default Swaps. For futures contracts and centrally cleared swap contracts, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

At the end of the current fiscal period, Large Company Value Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable on futures contracts	$34,325	Net variation margin receivable on futures contracts	$(520)
Credit	Centrally cleared credit default swap contracts*	N/A	—	Net variation margin receivable on swap contracts	(3,919)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	397,322	N/A	—
			$431,647		$(4,439)

*

Includes cumulative appreciation (depreciation) as reported on the Schedule of Futures Contracts and Schedule of Centrally Cleared Credit Default Swaps. For futures contracts and centrally cleared swap contracts, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

At the end of the current fiscal period, Wilshire International Equity Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin receivable on futures contracts	$42,168	Net variation margin receivable on futures contracts	$(774)
Credit	Centrally cleared credit default swap contracts*	N/A	—	Net variation margin receivable on swap contracts	(4,941)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	4,206,287	N/A	—
			$4,248,455		$(5,715)

*

Includes cumulative appreciation (depreciation) as reported on the Schedule of Futures Contracts and Schedule of Centrally Cleared Credit Default Swaps. For futures contracts and centrally cleared swap contracts, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

At the end of the current fiscal period, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable on futures contracts	$133,161	Net variation margin payable on futures contracts	$(94,610)
	Centrally cleared interest rate swaps*	Net variation margin receivable on swap contracts	83,065	Net variation margin receivable on swap contracts	(335,569)
	OTC interest rate swaptions	Unrealized appreciation on swaption contracts	207,999	Unrealized depreciation on swaption contracts	(270,107)
Credit	Centrally cleared credit default swap contracts*	N/A	—	Net variation margin receivable on swap contracts	(16,122)
Currency	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,366,524	Unrealized depreciation on forward foreign currency contracts	(2,122,041)
	Exchange rate volatility swaps	Unrealized appreciation on swap contracts	—	Unrealized appreciation on swap contracts	—
	OTC currency options	Unaffiliated investments, at value	49,217	Options written, at value	(79,791)
			$1,839,966		$(2,918,240)

*

Includes cumulative appreciation (depreciation) as reported on the Schedule of Futures Contracts, Schedule of Centrally Cleared Credit Default Swaps, and Schedule of Centrally Cleared Interest Rate Swaps. For futures contracts, centrally cleared credit default swaps, and centrally cleared interest rate swaps, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

For the current fiscal period, the effect of derivative contracts in Large Company Growth Portfolio’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$1,586,814	$171,068
Credit	Swap contracts	Swap contracts	(2,178)	(5,016)
Equity	Swap contracts	Swap contracts	(8,022,119)	(7,750,691)

For the current fiscal period, the effect of derivative contracts in Large Company Value Portfolio’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$1,300,359	$139,803
Credit	Swap contracts	Swap contracts	(1,595)	(3,919)
Equity	Swap contracts	Swap contracts	(1,399,426)	(2,807,048)

For the current fiscal period, the effect of derivative contracts in Wilshire International Equity Fund’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$1,623,370	$185,985
Credit	Swap contracts	Swap contracts	(1,938)	(4,941)
Equity	Swap contracts	Swap contracts	(12,392,786)	3,440,448

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

For the current fiscal period, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$(514,109)	$179,284
Interest Rate	Swaptions	Swaption contracts	570,604	(65,753)
Interest Rate	Swap contracts	Swap contracts	(506,628)	(252,454)
Interest Rate Total			(450,133)	(138,923)

Credit	Swap contracts	Swap contracts	114,803	(14,287)
Credit Total			114,803	(14,287)

Currency	Forward foreign currency exchange contracts	Forward foreign currency contracts	1,256,576	(919,325)
Currency	Written options	Option contracts written	200,450	48,588
Currency	Purchased options	Unaffiliated investments	(52,856)	(45,389)
Currency	Swap contracts	Swap contracts	18,907	(7,192)
Currency Total			1,423,077	(923,318)

Equity	Futures contracts	Futures contracts	183	—
Equity	Written options	Option contracts written	(36,064)	(31,734)
Equity	Purchased options	Unaffiliated investments	12,690	45,772
Total Equity			(23,191)	14,038

8. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in a U.S. Bank Money Market Deposit Account. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at the end of the current fiscal period are shown on the Statements of Assets and Liabilities. Proceeds from cash collateral received from securities on loan were invested in a U.S. Bank Money Market Deposit Account.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of the end of the current fiscal period:

Portfolio	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*
Large Company Growth Portfolio	$25,119	$25,119
Large Company Value Portfolio	119,620	119,620
Small Company Growth Portfolio	346,842	346,842
Small Company Value Portfolio	56,620	56,620
Wilshire 5000 IndexSM Fund	1,014,354	1,014,354
Wilshire International Equity Fund	102,560	102,560
Wilshire Income Opportunities Fund	2,535,158	2,535,158

*	The amount of collateral reflected in the table above does not include any over collateralization received by the Portfolios.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

9. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	24,635	20,194	8,210	13,915	5,489	7,960
Shares issued as reinvestment of distributions	328,840	358,588	19,574	25,451	83,228	119,625
Shares redeemed	(279,619)	(185,544)	(74,175)	(46,163)	(88,925)	(56,458)
Net increase (decrease) in Investment Class shares outstanding	73,856	193,238	(46,391)	(6,797)	(208)	71,127
Shares outstanding at beginning of year	1,944,610	1,751,372	272,177	278,974	430,835	359,708
Shares outstanding at end of year	2,018,466	1,944,610	225,786	272,177	430,627	430,835

Institutional Class shares:
Shares sold	818,946	414,382	632,778	1,606,053	74,798	86,290
Shares issued as reinvestment of distributions	679,892	656,370	945,423	1,059,648	174,925	250,636
Shares redeemed	(666,854)	(722,747)	(2,213,737)	(2,232,678)	(218,676)	(443,984)
Net increase (decrease) in Institutional Class shares outstanding	831,984	348,005	(635,536)	433,023	31,047	(107,058)
Shares outstanding at beginning of year	4,028,780	3,680,775	10,019,035	9,586,012	966,665	1,073,723
Shares outstanding at end of year	4,860,764	4,028,780	9,383,499	10,019,035	997,712	966,665

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	3,170	17,570	364,771	491,727	44,128	76,990
Shares issued as reinvestment of distributions	23,307	2,200	319,651	457,586	970	43,441
Shares redeemed	(38,334)	(20,963)	(630,409)	(603,899)	(215,248)	(36,394)
Net increase (decrease) in Investment Class shares outstanding	(11,857)	(1,193)	54,013	345,414	(170,150)	84,037
Shares outstanding at beginning of year	240,545	241,738	6,875,203	6,529,789	280,877	196,840
Shares outstanding at end of year	228,688	240,545	6,929,216	6,875,203	110,727	280,877

Institutional Class shares:
Shares sold	37,206	60,294	1,157,272	143,779	2,138,067	2,732,764
Shares issued as reinvestment of distributions	82,261	12,004	75,669	120,538	213,191	4,274,740
Shares redeemed	(347,514)	(600,010)	(1,271,396)	(289,525)	(4,192,631)	(6,295,492)
Net increase (decrease) in Institutional Class shares outstanding	(228,047)	(527,712)	(38,455)	(25,208)	(1,841,373)	712,012
Shares outstanding at beginning of year	1,054,532	1,582,244	1,905,928	1,931,136	25,741,704	25,029,692
Shares outstanding at end of year	826,485	1,054,532	1,867,473	1,905,928	23,900,331	25,741,704

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2022	Year Ended December 31, 2021
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	30,157	51,293
Shares issued as reinvestment of distributions	4,545	6,688
Shares redeemed	(187,172)	(38,274)
Net increase (decrease) in Investment Class shares outstanding	(152,470)	19,707
Shares outstanding at beginning of year	212,047	192,340
Shares outstanding at end of year	59,577	212,047

Institutional Class shares:
Shares sold	1,644,396	4,141,651
Shares issued as reinvestment of distributions	1,004,823	1,161,392
Shares redeemed	(5,662,221)	(4,838,766)
Net increase (decrease) in Institutional Class shares outstanding	(3,013,002)	464,277
Shares outstanding at beginning of year	30,142,015	29,677,738
Shares outstanding at end of year	27,129,013	30,142,015

10. Significant Shareholders.

At the end of the current fiscal period, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	86%
Large Company Value Portfolio (3 omnibus shareholders)	82%
Small Company Growth Portfolio (4 omnibus shareholders)	72%
Small Company Value Portfolio (4 omnibus shareholders)	83%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	67%
Wilshire International Equity Fund (3 omnibus shareholders)	83%
Wilshire Income Opportunities Fund (3 omnibus shareholders)	80%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

As of the end of the current fiscal period, an affiliated investment company, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	34%
Large Company Value Portfolio	50%
Small Company Growth Portfolio	27%
Small Company Value Portfolio	32%
Wilshire 5000 IndexSM Fund	0%
Wilshire International Equity Fund	47%
Wilshire Income Opportunities Fund	41%

11. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

The federal tax cost of portfolio securities and unrealized appreciation and depreciation, including derivatives, and the components of distributable earnings (accumulated losses) for income tax purposes as of December 31, 2022, for each Portfolio are as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Tax cost of Investments	$168,274,709	$155,742,789	$22,078,047	$22,495,287
Unrealized Appreciation	42,389,395	21,116,024	4,477,399	4,389,348
Unrealized Depreciation	(23,370,120)	(17,181,500)	(4,576,736)	(2,678,149)
Net unrealized appreciation (depreciation)	19,019,275	3,934,524	(99,337)	1,711,199

Undistributed Ordinary Income	1,776	—	—	1,436
Undistributed Long-Term Capital Gain	—	1,191,302	—	887,555
Distributable earnings	1,776	1,191,302	—	888,991

Other accumulated gain/(loss)	(9,339,020)	(1,581,299)	(2,479,832)	—

Total distributable earnings (accumulated losses)	9,682,031	3,544,527	(2,579,169)	2,600,190

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of Investments	$63,843,777	$201,160,448	$251,054,907
Unrealized Appreciation	143,054,324	32,656,910	4,237,106
Unrealized Depreciation	(9,262,764)	(25,815,153)	(35,956,304)
Net unrealized appreciation (depreciation)	133,791,560	6,841,757	(31,719,198)

Undistributed Ordinary Income	40,001	—	—
Undistributed Long-Term Capital Gain	1,664,153	—	—
Distributable earnings	1,704,154	—	—

Other accumulated gain/(loss)	—	(2,527,493)	(11,362,305)

Total distributable earnings (accumulated losses)	135,495,714	4,314,264	(43,081,503)

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, significant debt modifications, and investment in passive foreign investment companies.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

At December 31, 2022, Large Company Growth Portfolio, Large Company Value Portfolio, and Small Company Growth Portfolio had post-October capital loss deferrals of $9,339,020, $1,581,252, and $501,567, respectively. Wilshire Income Opportunities Fund also had a specified ordinary late year loss deferral of $495,040.

As of December 31, 2022, Large Company Value Portfolio and Small Company Value Portfolio had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire:

Portfolio	Short-Term Loss	Long-Term Loss	Total
Small Company Growth Portfolio	$1,978,265	$—	$1,978,265
Wilshire International Equity Fund	2,498,079	—	2,498,079
Wilshire Income Opportunities Fund	4,400,607	6,385,527	10,786,134

These CLCFs may be utilized in the current and futures years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the year ended December 31, 2022, the Portfolios did not utilize any CLCFs.

The tax character of distributions declared during the years ended December 31, 2022 and December 31, 2021 was as follows:

Portfolio	2022 Ordinary Income	2022 Long-Term Capital Gains	2021 Ordinary Income	2021 Long-Term Capital Gains
Large Company Growth Fund	$171,788	$31,530,544	$8,816,031	$41,902,843
Large Company Value Portfolio	5,889,980	12,018,006	6,997,644	17,237,076
Small Company Growth Portfolio	—	4,298,514	2,351,726	7,944,421
Small Company Value Portfolio	249,102	2,318,391	375,370	37,491
Wilshire 5000 IndexSM Fund	2,294,416	7,789,311	2,291,936	15,549,313
Wilshire International Equity Fund	—	2,053,351	13,590,293	36,713,419
Wilshire Income Opportunities Fund	8,922,423	—	9,200,066	2,745,464

The Portfolios designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2022.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

For the year ended December 31, 2022, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences between income tax regulations and GAAP:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Distributable earnings (Accumulated losses)	$—	$(3,517,863)	$159,547	$(695,905)
Paid-in capital	—	3,517,863	(159,547)	695,905

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Distributable earnings (Accumulated losses)	$(974,357)	$6,241,028	$—
Paid-in capital	974,357	(6,241,028)	—

Such reclassifications, primarily related to the use of equalization, are the result of permanent differences between financial statement and income tax reporting requirements and had no effect on each Portfolio’s net assets or NAV per share.

12. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13. Certain Investment Risks.

Asset-backed securities (“ABS”) risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine,

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of the end of the current fiscal period, Large Company Growth Portfolio had

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2022

32.8% of the value of its net assets invested in stocks within the Information Technology sector; Small Company Growth Portfolio had 29.6% of the value of its net assets invested in stocks within the Health Care sector; and Small Company Value Portfolio had 31.3% of the value of its net assets invested in stocks within the Financials sector.

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

14. Other Risks.

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Portfolio invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Portfolios’ investments.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Portfolios.

15. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Wilshire Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, total return swaps, futures contracts, forward foreign currency contracts, written options, interest rate swaptions, centrally cleared credit default swaps, centrally cleared interest rate swaps, and over the counter exchange rate volatility swaps, of Wilshire Mutual Funds, Inc. comprising Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund (“the Funds”) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, agent banks, counterparties and brokers; when replies were not received from counterparties, brokers, or agent banks, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm - (Continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2023

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

DIRECTORS AND OFFICERS

The Board of Directors, five of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano, 74(2)	Director	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Variable Insurance Trust (1 Fund)
Matt Forstenhausler, 63	Director	Since 2023	Retired; formerly Partner, Ernst Young LLP (1981 to 2019)	8	Wilshire Variable Insurance Trust (1 Fund), Sierra Income Fund (2020-2022)
Edward Gubman, 72	Director	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Variable Insurance Trust (1 Fund)

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Elizabeth A. Levy-Navarro, 59	Director	Since 2019	Independent Corporate Advisor, Summit Strategy (since 2018); Chief Executive Officer, Orrington Strategies (2002 to 2017); Partner, Practice Leader, and Operating Committee Member for a division of Nielsen Holdings (1993 to 2002).	8	Wilshire Variable Insurance Trust (1 Fund); Eastside Distilling Company
George J. Zock, 72	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Variable Insurance Trust (1 Fund); Armed Forces Insurance Exchange
INTERESTED DIRECTOR and PRESIDENT
Jason Schwarz,(3) 48	Director and President	Director since 2018/ President since 2012	President, Wilshire Advisors LLC (since 2021); Chief Operating Officer, Wilshire Advisors LLC (since 2020); President, Wilshire Funds Management (2014 to 2020); President, Wilshire Analytics (2017 to 2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005 to 2014)	8	Wilshire Advisors LLC; Wilshire Variable Insurance Trust (1 Fund)
OFFICERS
Benkai Bouey, 51	Chief Compliance Officer	Since 2015	Chief Compliance Officer, Wilshire Advisors LLC (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010 to 2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)	N/A	N/A

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Nathan R. Palmer, 47	Vice President	Since 2011

Managing Director, Wilshire Advisors LLC (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 56	Treasurer	Since 2009	Managing Director - Finance, Wilshire Advisors LLC (since 2021); Controller, (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A
Josh Emanuel, 43	Vice President	Since 2015

Chief Investment Officer - Global Investment Management (since 2021); Managing Director, Wilshire Advisors LLC (since 2015); Chief Investment Officer, Global Investment Management Wilshire Advisors LLC (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010 to 2015)

				N/A	N/A
Michael Lavalle, 41	Secretary	Since 2021

Head of Legal, Wilshire Advisors LLC (since 2021); Senior Vice President/Counsel, Wilshire Advisors LLC (2019 to 2021); Vice President/Counsel, Wilshire Advisors LLC (2014 to 2019); Counsel, Corporate Affairs, Relativity Media (2012 to 2014); Latham & Watkins, Associate (2009 to 2012)

				N/A	N/A

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Suehyun Kim, 45	Vice President	Since 2019	Vice President, Wilshire Advisors LLC (since 2018); Director, Cetera Financial Group (2011 to 2018)	N/A	N/A

(1)

Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Formisano invests in mutual funds advised by WCM Investment Management, LLC, a sub-adviser to the Wilshire International Equity Fund.
(3)	Mr. Schwarz is considered an Interested Director because he is an officer of Wilshire.

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling (866) 591-1568, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information (Unaudited)

For the year ended December 31, 2022, the Portfolios designated the following long-term capital gain distributions:

Portfolio	Amount
Large Company Growth Portfolio	$31,530,544
Large Company Value Portfolio	12,018,006
Small Company Growth Portfolio	4,298,514
Small Company Value Portfolio	2,318,391
Wilshire 5000 IndexSM Fund	7,789,311
Wilshire Income Opportunities Fund	—
Wilshire International Equity Fund	2,053,351

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Portfolio	100.00%
Large Company Value Portfolio	58.06%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	1.82%
Wilshire International Equity Fund	5.10%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios designated the following percentages of their income dividends distributed in 2022 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Portfolio	100.00%
Large Company Value Portfolio	77.33%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	100.00%
Wilshire 5000 IndexSM Fund	100.00%
Wilshire Income Opportunities Fund	2.17%
Wilshire International Equity Fund	100.00%

Wilshire Mutual Funds, Inc. Tax Information (Unaudited) - (continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designated the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Fund	0.00%
Large Company Value Portfolio	56.29%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 IndexSM Fund	0.00%
Wilshire Income Opportunities Fund	0.00%
Wilshire International Equity Fund	0.00%

Foreign Tax Credit Pass Through

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Wilshire International Equity Fund’s foreign source income per share was $0.30 and the foreign tax expense per share was $0.03 per share. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2022. These shareholders will receive more detailed information along with their 2022 Form 1099-DIV.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

●	Large Company Growth Portfolio	●	Large Company Value Portfolio
●	Small Company Growth Portfolio	●	Small Company Value Portfolio
●	Wilshire 5000 Index Fund	●	Wilshire Income Opportunities Fund
●	Wilshire International Equity Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively, as the “Funds.”)

During the six months ended December 31, 2022, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of the investment advisory agreement between Wilshire Advisors LLC (“Wilshire” or the “Adviser”), the investment adviser to each Fund, and the Company, with respect to each of the Funds (the “Advisory Agreement”).

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Directors who are not “interested person[s],” as defined by the 1940 Act, of the Funds (the “Independent Directors”) casting votes at a meeting called for such purpose.

The Board approved the renewal of the Advisory Agreement following an extensive process that concluded at the Board’s November 15, 2022 meeting (the “November Meeting”). As required by the 1940 Act, the approval was confirmed by the separate vote of the Independent Directors, casting votes at a meeting called for such purpose. As part of their review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and advised them of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Directors in advance of the November Meeting.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendation to approve the Advisory Agreement. In particular, the Directors received information from the Adviser as to each Fund describing: (i) the nature, extent and quality of services provided; (ii) the financial condition of the Adviser and its ability to provide the contracted-for services under the Advisory Agreement; (iii) the investment performance of the Fund as provided by the Adviser based upon data gathered from the Morningstar Direct database (“Morningstar”), along with a comparison to its benchmark index: (iv) the costs of services provided and estimated profits realized by the Adviser; (v) the extent to which economies of scale are realized as the Fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by the Adviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Advisory Agreement, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services performed by the Adviser under the Advisory Agreement; comparative fees as provided by the Adviser; the profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Adviser were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Directors), which also met on November 15, 2022 to review data on the Adviser’s performance. Recognizing that the evaluation process with respect to the services provided by the Adviser is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as all-important or controlling and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Advisory Agreement, the Board concluded that it was in the best interests of each Fund to approve the renewal of the Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board considered the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Funds. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. In evaluating the services provided by the Adviser, the Board took into account each Fund’s portfolio management structure, whereby the Adviser identifies, evaluates and oversees managers it believes are “best-in-class” to act as sub-adviser(s) to the Fund, and for certain Funds, manages a portion of the Fund. Thus, the Board considered the capabilities and expertise of the Adviser’s personnel responsible for implementing the Funds’ investment strategies and considered the information provided by the Adviser regarding investment oversight and risk management processes.

The Board considered the compliance program established by the Adviser and the level of compliance maintained for the Funds. In addition, the Board considered the regular reports it receives from the Funds’ Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also took into account information regarding the Adviser’s disaster recovery and contingency plans and data protection safeguards, among other things.

The Board considered the Adviser’s financial condition, and considered the financial support provided by the Adviser to each of Small Company Growth Portfolio, Small Company Value Portfolio, Large Company Value Portfolio, Wilshire Income Opportunities Fund and Wilshire International Equity Fund pursuant to expense limitation agreements. In this connection, the Board reviewed, among other things, the Adviser’s audited consolidated financial statements as of December 31, 2021, as well as information regarding the firm’s business plans. The Board also noted the Adviser’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Funds.

In connection with its evaluation of the quality of services provided by the Adviser, the Board reviewed information on the performance of the Investment Class shares of each actively managed Fund—i.e., each of the Funds, with the exception of the

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Wilshire 5000 Index Fund (the “Index Fund”)—for the annualized one-, three-, five- and ten-year periods ended September 30, 2022, as applicable, in comparison to each Fund’s benchmark and a peer group of funds determined by Wilshire based upon the Morningstar database for the same periods.

With respect to the Index Fund, the Board took into account that, unlike the other Funds, its investment objective is to replicate as closely as possible the performance of an index, the Wilshire 5000 Index. In this regard, the Board noted that, in view of the distinctive investment objective of the Index Fund and the expectations of shareholders, the investment performance of the Index Fund in absolute terms was not of the relevance that normally attaches to the performance of actively managed Funds. Of greater relevance to the Board was the extent to which the Index Fund’s performance tracked its benchmark, and thus the Board focused its attention on the tracking error data provided by Wilshire—which was provided for the one-, three-, five- and ten-year periods ended September 30, 2022—and how the Index Fund compared to its peers in this respect. The Board noted that the Index Fund’s peer group consisted of other large cap funds (growth, blend and value) that passively replicate domestic equity benchmarks.

In general, the Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the responsibilities of the Adviser, as disclosed in the Fund’s prospectus. As to the Adviser’s performance, the Board made the observations and considered the factors noted below.

Large Company Growth Portfolio

●

The Fund’s annualized return for each period was below the Fund’s benchmark performance. In addition, the Fund underperformed its peer group median for the one-, five- and ten-year periods, ranking in the third, third and fourth quintiles, respectively, of its peer group (the first quintile being the best performers and the fifth quintile being the worst performers) and outperformed the peer group median for the three-year period, ranking in the second quintile.

Large Company Value Portfolio

●

The Fund’s annualized return for each period was below the Fund’s benchmark performance. In addition, the Fund underperformed its peer group median for each period reviewed, ranking in the fifth quintile of its peer group. In assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from performance, including individual subadviser performance.

Small Company Growth Portfolio

●

The Fund’s annualized returns for the five- and ten-year periods were above the Fund’s benchmark performance. However, the Fund underperformed its peer group median for the one-, three- and five-year periods, ranking in the third,

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

fourth and fourth quintiles of its peer group, respectively, and performed the same as the peer group median for the ten-year period. The Board also took into account the Adviser’s explanation of the factors that detracted from performance, including individual subadviser performance.

Small Company Value Portfolio

●

Although the Fund’s annualized return for the five-year period was below the Fund’s benchmark performance, the Fund outperformed its benchmark for the one-, three- and ten-year periods. In addition, although the Fund underperformed its peer group median for the three- and five-year periods, ranking in the third quintile of its peer group, the Fund outperformed its peer group median for the one- and ten-year periods, ranking in the second quintile of its peer group.

Index Fund

●

The Index Fund’s tracking error was above its peer group median—i.e., the Index Fund tracked its index less closely than the median of its peer group—for all periods reviewed, ranking in the fifth, fifth, fourth and fourth quintiles of its peer group, respectively, for the one-, three-, five- and ten-year periods. The Board also noted that, although the Index Fund underperformed its index for all periods reviewed except the one-year period, these results were attributable primarily to the Index Fund’s expenses. The Board determined that the Index Fund tracked its index within an acceptable range.

Wilshire Income Opportunities Fund

●

The Fund’s annualized returns were below the Fund’s benchmark performance for each period reviewed. In addition, the Fund underperformed its peer group median for the one-, three- and five-year periods, ranking in the fourth, fifth and fourth quintiles of its peer group, respectively. In assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from performance.

Wilshire International Equity Fund

●

The Board noted that the Fund changed its investment mandate from a domestic large cap core fund to an international large cap fund in April 2013 and changed its benchmark to the MSCI ACW ex-U.S. Index at the same time, so annualized peer returns and performance relative to the Index are not comparable for the ten-year period. Consequently, the Board focused on more recent performance metrics, noting that the Fund’s performance for the three- and five-year periods exceeded its benchmark. In addition, the Fund’s performance for the three- and five-year periods exceeded its peer group median, ranking in the first quintile. In

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

assessing the Fund’s performance data, the Board took into account the Adviser’s explanation of the factors that detracted from one-year performance, including individual subadviser performance.

In evaluating each Fund’s performance metrics, the Board took into account its discussions with management throughout the year regarding the factors that contributed to or detracted from performance, as the case may be, and considered the Adviser’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that (i) each Fund’s performance was acceptable or (ii) it was satisfied with the Adviser’s responses relating to investment performance.

In addition, based on the foregoing, the Board concluded that the Adviser and its personnel were qualified to continue to serve the Funds in such capacity and that it was satisfied with the nature, extent and quality of the services provided by the Adviser to each Fund.

Comparative Fees

The Board compared each Fund’s actual management fee paid and total expense ratio for Investment Class shares to the applicable peer group of funds, as well as each Fund’s size relative to its peers. In considering the comparative fee and expense data provided by the Adviser, the Board made the following observations:

Large Company Growth Portfolio

●

Although each of the Fund’s total expense ratio and actual management fee paid was above the peer group median, ranking in the fourth and fifth quintiles, respectively (the first quintile being the lowest and the fifth quintile being the highest), the actual management fee paid was seven basis points above the peer group median, which the Board concluded was competitive. The Board also took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Large Company Value Portfolio

●

Each of the Fund’s total expense ratio and actual management fee paid was above the peer group median, ranking in the fifth and fourth quintiles, respectively. The Board also took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Small Company Growth Portfolio

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

total expense ratio, the Board considered the Fund’s small size relative to its peer group. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Small Company Value Portfolio

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Fund’s total expense ratio, the Board considered the Fund’s small size relative to its peer group. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Index Fund

●	Both the Fund’s total expense ratio and the actual management fee paid were below the peer group median, ranking in the first quintile.

Wilshire Income Opportunities Fund

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile. In addition, the Board took into account that the Adviser has entered into an expense limitation agreement with respect to the Fund.

Wilshire International Equity Fund

●

Although the Fund’s total expense ratio was above the peer group median, ranking in the fifth quintile of its peer group, the Fund’s actual management fee paid was below the peer group median and ranked in the third quintile. The Board also considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

As part of its evaluation of each Fund’s management fee, the Board considered how such fees compared to the Fund(s) with similar investment styles, to the extent applicable. The Board noted that the Adviser had not identified any other registered investment companies that it advises pursuant to similar investment strategies. However, the Board considered that the Adviser provides advisory services to retirement plans and that certain plans invest in Wilshire collective investment trusts that have investment strategies similar to certain of the Funds and that Wilshire charges those retirements plans a lower fee. In this connection, the Board considered, among other things, the Adviser’s discussion of the significant differences in the scope of services provided to the Funds and to such plans, as well as the size of the Funds relative to such plans. The Board concluded that the information it received demonstrated that the aggregate services provided to and specific circumstances of the Funds were sufficiently different from the services provided to and specific circumstances of the retirement plans to support the difference in fees.

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

Based upon all of the above, the Board concluded that the management fee for each Fund was reasonable.

Costs of Services Provided and Profitability to Wilshire

With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Funds, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Company and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and it concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to the Funds.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board noted the Adviser’s statements, including that the Adviser believes its management fees are appropriate and that, where possible, the Adviser has utilized common service providers across multiple funds in the complex in order to negotiate lower fees on behalf of the Funds.

As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations, management fees set at competitive rates pre-assuming future asset growth, and/or management fee breakpoints—i.e., a tiered fee schedule based on asset size. Thus, the Board considered the size of each Fund and the management fee it is charged, as well as the Adviser’s agreement to limit the expenses of certain Funds. The Board also took into account that each Fund’s advisory fee schedule included a breakpoint at an asset level that had not yet been reached.

Based upon all of the above, the Board concluded that the management fee for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered that the Adviser may retain a portion of the Rule 12b-1 fees collected from the Investment Class of each Fund to offset its costs for distribution services provided to the Investment Class of the Fund but noted that the Adviser has

Wilshire Mutual Funds, Inc. (the “Company” and each series thereof, a “Fund”) Board Approval of Advisory Agreement (Unaudited) - (continued)

not historically done so. The Board also considered the Adviser’s statement that benefits from its relationship with the Funds were primarily limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, and it was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

●	Large Company Growth Portfolio	●	Large Company Value Portfolio
●	Small Company Growth Portfolio	●	Small Company Value Portfolio
●	Wilshire 5000 Index Fund	●	Wilshire Income Opportunities Fund
●	Wilshire International Equity Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively as the “Funds.”)

During the six months ended December 31, 2022, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of each subadvisory agreement between Wilshire Advisors LLC (“Wilshire” or the “Adviser”), the investment adviser for each Fund, and each of the following subadvisers, with respect to the applicable Fund(s):

Subadviser	Fund(s)
Diamond Hill Capital Management, Inc. (“Diamond Hill”)	Small Company Value Portfolio
DoubleLine Capital LP (“DoubleLine”)	Wilshire Income Opportunities Fund
Fred Alger Management, LLC (“Fred Alger”)	Large Company Growth Portfolio
Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”)	Small Company Value Portfolio
Lazard Asset Management LLC (“Lazard”)	Wilshire International Equity Fund
Los Angeles Capital Management LLC (“LA Capital”)	Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 Index Fund
Wilshire International Equity Fund
Manulife Asset Management (US) LLC (“Manulife”)	Wilshire Income Opportunities Fund
Massachusetts Financial Services (d/b/a MFS Investment Management) (“MFS”)	Large Company Value Portfolio
Pzena Investment Management, LLC (“Pzena”)	Wilshire International Equity Fund
Ranger Investment Management, L.P. (“Ranger”)	Small Company Growth Portfolio
Voya Investment Management Co. LLC (“Voya”)	Large Company Growth Portfolio
Large Company Value Portfolio
Wilshire Income Opportunities Fund
Wilshire International Equity Fund
WCM Investment Management, LLC (“WCM”)	Wilshire International Equity Fund

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

In the following text, the subadvisers are referred to collectively as “Subadvisers” or individually, as a “Subadviser,” and the subadvisory agreements between Wilshire and the Subadvisers are referred to collectively as the “Subadvisory Agreements” or individually, as a “Subadvisory Agreement.”

Each of the Subadvisory Agreements continues in effect from year to year, provided that such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The Board approved the renewal of each of the Subadvisory Agreements following an extensive process that concluded at the Board’s August 22, 2022 meeting (the “Meeting”). As required by the 1940 Act, each approval was confirmed by the separate vote of the Directors who are not “interested person[s],” as defined by the 1940 Act, of the Funds (the “Independent Directors”). As part of its review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Subadvisory Agreements, and advised the Independent Directors of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting that information regarding the proposed Subadvisory Agreements be provided to the Directors in advance of the Meeting.

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to each Fund it managed, describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized by the Subadviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Subadvisory Agreements, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

considered the nature, extent and quality of the services performed by each Subadviser under the subadvisory arrangements (including the performance of each Fund or portion thereof); comparative fees as provided by each Subadviser; the profits realized by each Subadviser; the extent to which each Subadviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by each Subadviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in sessions at which no representatives of the Subadvisers were present and in executive session with no representatives of the Subadvisers or the Adviser present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is composed solely of Independent Directors), which also met on August 22, 2022 to review data on each Subadviser’s performance. Recognizing that the evaluation process with respect to the services provided by each of the Subadvisers is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve each of the Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling, and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Subadvisory Agreements, the Board concluded that it was in the best interests of each Fund to approve the renewal of each of the Subadvisory Agreements.

Nature, Extent and Quality of Services

As to each Subadvisory Agreement and Subadviser, the Board considered the nature, extent and quality of services provided. The Board considered the firm’s overall reputation; the track record and qualifications of the Subadviser; its investment approach and methodologies; the education, experience and tenure of the Subadviser’s investment personnel responsible for the day-to-day portfolio management of the applicable Fund or portion thereof; and the resources made available to such personnel, as well as information regarding how the Subadviser compensates such personnel. The Board also considered each Subadviser’s compliance with investment policies and general legal compliance, in addition to information regarding each firm’s disaster recovery, including cybersecurity risk mitigation, and policies with respect to portfolio execution,

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

trading, liquidity risk management oversight and proxy voting. The Board noted that it had received a copy of each Subadviser’s ADV Part 2A Brochure and ADV Part 2B brochure supplement, which provides additional information about other products the firm manages and the ownership structure of the firm, among other things. The Board also considered the analysis provided by the Adviser, including the metrics used by the Adviser to evaluate each Subadviser, which concluded that each Subadviser was providing reasonable services and had reasonable compliance policies and procedures in place. Also important to the Board’s analysis was the Adviser’s recommendation that each Subadvisory Agreement for each Fund be renewed for an additional term.

In connection with its evaluation of the quality of services provided by each Subadviser, the Board reviewed information provided by the Adviser comparing each Subadviser’s gross investment performance for the portion of the Fund managed by the Subadviser (except for LA Capital with respect to the Wilshire 5000 Index Fund and Voya with respect to the Large Company Growth Portfolio, the Large Company Value Portfolio and the Wilshire International Equity Fund) to the Fund’s benchmark index and in certain cases, as noted below, to a benchmark index appropriate to the Subadviser’s investment strategy as determined by the Adviser for the quarter-to-date, year-to-date and one-, three-, five- and ten-year periods ended June 30, 2022. To the extent a Subadviser had not achieved longer-term performance, the Board reviewed the performance for the periods available. With respect to the Wilshire 5000 Index Fund, LA Capital’s gross investment performance was compared to its tracking index, the Wilshire 5000 Index (the “Tracking Index”) for the same periods noted above. With respect to the Large Company Growth Portfolio, the Large Company Value Portfolio and the Wilshire International Equity Fund, each Fund engages in leverage by investing in certain derivatives, the exposure to which is backed by a portfolio of fixed income securities managed by Voya. For each of these Funds, the Board reviewed Voya’s gross performance compared to a benchmark index (as determined by the Adviser) appropriate to the Voya’s fixed-income investment strategy. The Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the investment approach employed by the Fund’s Subadviser(s), as disclosed in the Fund’s prospectus. As to each Subadviser’s performance with respect to the applicable Fund or portion of such Fund, the Board made the observations and considered the factors noted below, among others:

Large Company Growth Portfolio

●

Fred Alger. The Subadviser underperformed the Fund and the Subadviser’s benchmark index, the Russell 1000 Growth Index, for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in March 2020. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided, but would continue to monitor the Subadviser’s performance.

●

LA Capital. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 1000 Growth Index, for all periods reviewed. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●

Voya. The Subadviser underperformed the Subadviser’s benchmark index, the ICE BofA US Dollar 3-Month Deposit Bid Rate Constant Maturity (USD), for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in August 2020. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided, but will continue to monitor the Subadviser’s performance.

Large Company Value Portfolio

●

LA Capital. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 1000 Value Index, for the quarter-to-date, year-to-date and one-year periods ended June 30, 2022, and underperformed for the three-, five- and ten-year periods ended June 30, 2022. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●

MFS. The Subadviser outperformed the Subadviser’s benchmark index, the Russell 1000 Index, for the quarter-to-date period ended June 30, 2022 and underperformed the Subadviser’s benchmark index for the year-to-date and one-year periods ended June 30, 2022. The Subadviser underperformed the Fund’s benchmark index, the Russell 1000 Value Index, for all periods reviewed. The Board noted that the Subadviser began managing its portion of the Fund in January 2021 and determined that performance history was too new to judge.

●

Voya. The Subadviser underperformed the Subadviser’s benchmark index, the ICE BofA US Dollar 3-Month Deposit Bid Rate Constant Maturity (USD), for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in August 2020. The Board noted the information provided regarding the Subadviser’s portfolio

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided, but will continue to monitor the Subadviser’s performance, but will continue to monitor the Subadviser’s performance.

Small Company Growth Portfolio

●

LA Capital. With the exception of the five-year period ended June 30, 2022, the Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Growth Index, for all periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●

Ranger. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Growth Index, for all periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

Small Company Value Portfolio

●

Diamond Hill. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Value Index, for the one-year period ended June 30, 2022 and underperformed for the quarter-to-date and year-to-date periods ended June 30, 2022. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in December 2019. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●

Hotchkis & Wiley. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Value Index, for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in December 2019. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

●

LA Capital. The Subadviser outperformed the Fund and the Subadviser’s benchmark index, the Russell 2000 Value Index, for all periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

Wilshire 5000 Index Fund

●

LA Capital. The Subadviser outperformed the Tracking Index for all periods reviewed. The Board noted that the Fund’s investment objective is to replicate as closely as possible the performance of the Tracking Index before the deduction of the Fund’s expenses. The Subadviser seeks to track the performance of the Tracking Index by partially replicating the holdings of the Index, as well as optimizing the portfolio’s exposures to certain factors. In this connection, the Board considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that the Subadviser’s performance is in line with expectations. The Board also took into account the fact that the Adviser is satisfied with the level of services provided by the Subadviser to the Fund.

Wilshire Income Opportunities Fund

●

DoubleLine. With the exception of the quarter-to-date period ended June 30, 2022, the Subadviser outperformed the Subadviser’s custom blended benchmark[1] for all periods reviewed. With the exception of the three-year period ended June 30, 2022, the Subadviser outperformed the Fund’s custom blended benchmark[2] for all periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

1    DoubleLine’s custom blended benchmark was calculated by the Adviser and consists of 70% Bloomberg US Aggregate Bond Index, 15% S&P/LSTA Leveraged Loan Index and 15% Bloomberg Emerging Markets USD Aggregate Bond Index (Unhedged).

2    The Wilshire Income Opportunities Fund’s custom blended benchmark was calculated by the Adviser and consists of 70% Bloomberg U.S. Universal Index, 10% Bloomberg U.S. Corporate High Yield 2% Issuer Capped Bond Index, 10% S&P/LSTA Leveraged Loan Index, and 10% Bloomberg Emerging Markets USD Aggregate Bond Index.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

●

Manulife. With the exception of the three-year period ended June 30, 2022, the Subadviser underperformed the Subadviser’s benchmark index, the Bloomberg Multiverse Index USD (Hedged), for all periods reviewed. With the exception of the quarter-to-date period ended June 30, 2022, the Subadviser outperformed the Fund’s custom blended benchmark index for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to monitor performance of the Subadviser.

●

Voya. The Subadviser outperformed the Subadviser’s custom blended benchmark[3] index for the quarter-to-date and year-to-date periods ended June 30, 2022 and underperformed the Subadviser’s benchmark index for the one- and three-year periods ended June 30, 2022. With the exception of the three-year period ended June 30, 2022, the Subadviser outperformed the Fund’s custom blended benchmark for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

Wilshire International Equity Fund

●

Lazard. The Subadviser outperformed the Subadviser’s benchmark index, the MSCI ACWI ex USA Small Cap Index, for all periods reviewed. With the exception of the three-year period ended June 30, 2022, the Subadviser outperformed the Fund’s benchmark index, the MSCI ACWI ex USA Investable Market Index, for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2019. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

3    Voya’s custom blended benchmark was calculated by the Adviser and consists of 60% Bloomberg U.S. Universal Index, 20% Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index and 20% S&P/LSTA Leveraged Loan Index.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

●

LA Capital. The Subadviser outperformed the Subadviser’s benchmark index, the MSCI ACWI ex USA Index, and the Fund’s benchmark index, the MSCI ACWI ex USA Investable Market Index, for all periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

●

Pzena. The Subadviser outperformed the Subadviser’s benchmark index, the MSCI ACWI ex USA Value Index, for the quarter-to-date and the 3-year periods ended June 30, 2022, and underperformed for the year-to-date and one-year periods ended June 30, 2022. The Subadviser outperformed the Fund’s benchmark index, the MSCI ACWI ex USA Investable Market Index, for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

●

Voya. The Subadviser underperformed the Subadviser’s benchmark index, the ICE BofA US Dollar 3-Month Deposit Bid Rate Constant Maturity (USD), for all periods reviewed. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in August 2020. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

●

WCM. The Subadviser outperformed the Subadviser’s benchmark index, the MSCI ACWI ex USA Growth Index, for the three- and five-year periods ended June 30, 2022 and underperformed for the quarter-to-date, year-to-date and one-year periods. The Subadviser outperformed the Fund’s benchmark index, the MSCI ACWI ex USA Investable Market Index, for the three- and five-year periods ended June 30, 2022 and underperformed the Fund’s benchmark index for all other periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

With respect to each Subadviser’s resources and the ability of the Subadviser to carry out its responsibilities under the applicable Subadvisory Agreement, the Board considered the information provided regarding the Subadviser’s financial condition and available resources.

After reviewing and considering the foregoing and related factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, by each Subadviser to each Fund pursuant to the applicable Subadvisory Agreement.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon information supplied by each Subadviser about the fees charged to other clients and information provided by the Adviser. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadvisers reported fees for other clients managed in the same investment style as the applicable Fund or portion thereof, in cases in which the fees charged to the Adviser by the Subadviser were higher than those charged to other clients, the Board reviewed the Subadviser’s explanation for the difference and determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the certain Subadvisers were limited due to the current size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund, and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable, as well as affiliated brokerage arrangements for Fred Alger. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that the approval of each Subadvisory Agreement is in the best interests of each Fund.

Wilshire Mutual Funds

WH-WMF-ANNUAL 12/31/22

Wilshire Advisors LLC

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

http://advisor.wilshire.com

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed herewith. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

As of February 28, 2023, the registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Roger A. Formisano and Mr. Matt Forstenhausler are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	138,000	135,500
Audit-Related Fees	7,060	0
Tax Fees	32,000	35,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Co. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	35,000	35,000
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountants. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto.

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	3/8/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	3/8/2023

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	3/9/2023